Investment Company Act File No. 811-21977

Invesco Exchange-Traded Fund Trust II

STATEMENT OF ADDITIONAL INFORMATION

Dated December 28, 2018, as Revised July 22, 2019

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the Prospectuses, each dated December 28, 2018, as revised July 22, 2019, for the Invesco Exchange-Traded Fund Trust II (the “Trust”), relating to the series of the Trust listed below (each, a “Fund” and, collectively, the “Funds”), as such Prospectuses may be revised from time to time.

Fund	Principal U.S. Listing Exchange	Ticker
Invesco 1-30 Laddered Treasury ETF	The Nasdaq Stock Market	PLW
Invesco California AMT-Free Municipal Bond ETF	NYSE Arca, Inc.	PWZ
Invesco CEF Income Composite ETF	NYSE Arca, Inc.	PCEF
Invesco DWA SmallCap Momentum ETF	The Nasdaq Stock Market	DWAS
Invesco DWA Tactical Multi-Asset Income ETF	The Nasdaq Stock Market	DWIN
Invesco DWA Tactical Sector Rotation ETF	The Nasdaq Stock Market	DWTR
Invesco Fundamental High Yield® Corporate Bond ETF	NYSE Arca, Inc.	PHB
Invesco Fundamental Investment Grade Corporate Bond ETF	NYSE Arca, Inc.	PFIG
Invesco KBW Bank ETF	The Nasdaq Stock Market	KBWB
Invesco KBW High Dividend Yield Financial ETF	The Nasdaq Stock Market	KBWD
Invesco KBW Premium Yield Equity REIT ETF	The Nasdaq Stock Market	KBWY
Invesco KBW Property & Casualty Insurance ETF	The Nasdaq Stock Market	KBWP
Invesco KBW Regional Banking ETF	The Nasdaq Stock Market	KBWR
Invesco LadderRite 0-5 Year Corporate Bond ETF	The Nasdaq Stock Market	LDRI
Invesco National AMT-Free Municipal Bond ETF	NYSE Arca, Inc.	PZA
Invesco New York AMT-Free Municipal Bond ETF	NYSE Arca, Inc.	PZT
Invesco Preferred ETF	NYSE Arca, Inc.	PGX
Invesco PureBetaSM MSCI USA ETF	Cboe BZX Exchange, Inc.	PBUS
Invesco PureBetaSM MSCI USA Small Cap ETF	Cboe BZX Exchange, Inc.	PBSM
Invesco PureBetaSM US Aggregate Bond ETF	Cboe BZX Exchange, Inc.	PBND
Invesco Russell 1000 Enhanced Equal Weight ETF	Cboe BZX Exchange, Inc.	USEQ
Invesco Russell 1000 Equal Weight ETF	NYSE Arca, Inc.	EQAL
Invesco Russell 1000 Low Beta Equal Weight ETF	The Nasdaq Stock Market	USLB
Invesco S&P 500® ex-Rate Sensitive Low Volatility ETF	NYSE Arca, Inc.	XRLV
Invesco S&P 500® High Beta ETF	NYSE Arca, Inc.	SPHB
Invesco S&P 500® High Dividend Low Volatility ETF	NYSE Arca, Inc.	SPHD
Invesco S&P 500® Low Volatility ETF	NYSE Arca, Inc.	SPLV
Invesco S&P 500 Enhanced Value ETF	NYSE Arca, Inc.	SPVU
Invesco S&P 500 Minimum Variance ETF	Cboe BZX Exchange, Inc.	SPMV
Invesco S&P 500 Momentum ETF	NYSE Arca, Inc.	SPMO
Invesco S&P High Income Infrastructure ETF	NYSE Arca, Inc.	GHII
Invesco S&P MidCap Low Volatility ETF	NYSE Arca, Inc.	XMLV
Invesco S&P SmallCap Consumer Discretionary ETF	The Nasdaq Stock Market	PSCD
Invesco S&P SmallCap Consumer Staples ETF	The Nasdaq Stock Market	PSCC
Invesco S&P SmallCap Energy ETF	The Nasdaq Stock Market	PSCE
Invesco S&P SmallCap Financials ETF	The Nasdaq Stock Market	PSCF
Invesco S&P SmallCap Health Care ETF	The Nasdaq Stock Market	PSCH
Invesco S&P SmallCap High Dividend Low Volatility ETF	Cboe BZX Exchange, Inc.	XSHD
Invesco S&P SmallCap Industrials ETF	The Nasdaq Stock Market	PSCI
Invesco S&P SmallCap Information Technology ETF	The Nasdaq Stock Market	PSCT
Invesco S&P SmallCap Low Volatility ETF	NYSE Arca, Inc.	XSLV
Invesco S&P SmallCap Materials ETF	The Nasdaq Stock Market	PSCM
Invesco S&P SmallCap Quality ETF	Cboe BZX Exchange, Inc.	XSHQ
Invesco S&P SmallCap Utilities & Communication Services ETF	The Nasdaq Stock Market	PSCU
Invesco Senior Loan ETF	NYSE Arca, Inc.	BKLN
Invesco Shipping ETF	NYSE Arca, Inc.	SEA
Invesco Solar ETF	NYSE Arca, Inc.	TAN
Invesco Taxable Municipal Bond ETF	NYSE Arca, Inc.	BAB
Invesco Treasury Collateral ETF	NYSE Arca, Inc.	CLTL
Invesco Variable Rate Preferred ETF	NYSE Arca, Inc.	VRP
Invesco VRDO Tax-Free Weekly ETF	NYSE Arca, Inc.	PVI

Capitalized terms used herein that are not defined have the same meaning as in the Prospectuses, unless otherwise noted. A copy of each Prospectus may be obtained without charge by writing to the Trust’s Distributor, Invesco Distributors, Inc. (the “Distributor”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173, or at no charge by calling 1-800-983-0903. The audited financial statements for each Fund contained in each Fund’s 2018 Annual Report and the related report of PricewaterhouseCoopers LLP, the Trust’s independent registered public accounting firm, are incorporated herein by reference in the section “Financial Statements.” No other portions of the Trust’s Annual Reports are incorporated herein by reference.

GENERAL DESCRIPTION OF THE TRUST AND THE FUNDS

The Trust was organized as a Massachusetts business trust on October 10, 2006 and is authorized to have multiple series or portfolios. The Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently consists of 97 Funds. This SAI contains information for 51 of the Funds. Each Fund (except as indicated below) is “non-diversified,” and as such, each such Fund’s investments are not required to meet certain diversification requirements under the 1940 Act. The following Funds are classified as “diversified”: Invesco 1-30 Laddered Treasury ETF, Invesco CEF Income Composite ETF, Invesco DWA SmallCap Momentum ETF, Invesco Fundamental High Yield® Corporate Bond ETF, Invesco Fundamental Investment Grade Corporate Bond ETF, Invesco KBW High Dividend Yield Financial ETF, Invesco KBW Premium Yield Equity REIT ETF, Invesco KBW Regional Banking ETF, Invesco LadderRite 0-5 Year Corporate Bond ETF, Invesco National AMT-Free Municipal Bond ETF, Invesco Russell 1000 Equal Weight ETF, Invesco Russell 1000 Low Beta Equal Weight ETF, Invesco S&P 500 Enhanced Value ETF, Invesco S&P 500 ex-Rate Sensitive Low Volatility ETF, Invesco S&P 500® High Beta ETF, Invesco S&P 500® High Dividend Low Volatility ETF, Invesco S&P 500® Low Volatility ETF, Invesco S&P MidCap Low Volatility ETF, Invesco S&P SmallCap Consumer Discretionary ETF, Invesco S&P SmallCap Financials ETF, Invesco S&P SmallCap Health Care ETF, Invesco S&P SmallCap Industrials ETF, Invesco S&P SmallCap Information Technology ETF, Invesco Senior Loan ETF, Invesco S&P SmallCap Low Volatility ETF, Invesco Taxable Municipal Bond ETF and Invesco VRDO Tax-Free Weekly ETF. The shares of each of the Funds are referred to in this SAI as “Shares.”

The investment objective of each Fund is to seek to track the investment results (before fees and expenses) of its specific benchmark index (each, an “Underlying Index”). Invesco Capital Management LLC (the “Adviser”), an indirect, wholly-owned subsidiary of Invesco Ltd., manages the Funds.

With respect to Invesco Senior Loan ETF and Invesco Treasury Collateral ETF, the Adviser has entered into investment sub-advisory agreements with certain affiliates to serve as investment sub-advisers to the Funds. The affiliated sub-advisers, Invesco Senior Secured Management, Inc. (“Invesco Senior Secured”) and Invesco Advisers, Inc. (“Invesco Advisers” and together with Invesco Senior Secured the “Sub-Advisers”), are registered as investment advisers under the Investment Advisers Act of 1940 (the “Advisers Act”). The Sub-Advisers are indirect, wholly-owned subsidiaries of Invesco Ltd.

Each Fund (except as indicated below) issues and redeems Shares at net asset value (“NAV”) only in aggregations of 50,000 Shares (each a “Creation Unit” or a “Creation Unit Aggregation”). The following Funds issue and redeem Shares at NAV in aggregations of 100,000 Shares: Invesco Fundamental High Yield® Corporate Bond ETF, Invesco PureBetaSM US Aggregate Bond ETF, Invesco Senior Loan ETF, Invesco Shipping ETF and Invesco Variable Rate Preferred ETF. Invesco Treasury Collateral ETF issues and redeems Shares at NAV in aggregations of 10,000 Shares. Invesco Solar ETF issues and redeems Shares at NAV in aggregations of 80,000 Shares.

Each Fund (except as indicated below) generally issues and redeems Creation Units principally in exchange for a basket of securities included in its Underlying Index (the “Deposit Securities”), together with the deposit of a specified cash payment (the “Cash Component”), plus certain transaction fees; however, such Funds also reserve the right to permit or require Creation Units to be issued in exchange for cash. Invesco California AMT-Free Municipal Bond ETF, Invesco LadderRite 0-5 Year Corporate Bond ETF, Invesco National AMT-Free Municipal Bond ETF, Invesco New York AMT-Free Municipal Bond ETF, Invesco Senior Loan ETF, Invesco Taxable Municipal Bond ETF and Invesco VRDO Tax-Free Weekly ETF generally issue and redeem Shares at NAV in Creation Unit Aggregations principally for cash, calculated based on the NAV per Share, multiplied by the number of Shares representing a Creation Unit (“Deposit Cash”), plus certain transaction fees; however, such Funds also reserve the right to permit or require Creation Units to be issued in exchange for Deposit Securities together with the deposit of a Cash Component.

Shares of the following Funds are listed on NYSE Arca, Inc. (“NYSE Arca”) (each such Fund is a “NYSE Arca-listed Fund”): Invesco California AMT-Free Municipal Bond ETF, Invesco CEF Income Composite ETF, Invesco Fundamental High Yield® Corporate Bond ETF, Invesco Fundamental Investment Grade Corporate

Bond ETF, Invesco National AMT-Free Municipal Bond ETF, Invesco New York AMT-Free Municipal Bond ETF, Invesco Preferred ETF, Invesco Russell 1000 Equal Weight ETF, Invesco S&P 500® ex-Rate Sensitive Low Volatility ETF, Invesco S&P 500® High Beta ETF, Invesco S&P 500® High Dividend Low Volatility ETF, Invesco S&P 500® Low Volatility ETF, Invesco S&P 500 Enhanced Value ETF, Invesco S&P 500 Momentum ETF, Invesco S&P High Income Infrastructure ETF, Invesco S&P MidCap Low Volatility ETF, Invesco S&P SmallCap Low Volatility ETF, Invesco Senior Loan ETF, Invesco Shipping ETF, Invesco Solar ETF, Invesco Taxable Municipal Bond ETF, Invesco Treasury Collateral ETF, Invesco Variable Rate Preferred ETF and Invesco VRDO Tax-Free Weekly ETF.

Shares of the following Funds are listed on The Nasdaq Stock Market (“Nasdaq”) (each such Fund is a “Nasdaq-listed Fund”): Invesco 1-30 Laddered Treasury ETF, Invesco DWA SmallCap Momentum ETF, Invesco DWA Tactical Multi-Asset Income ETF, Invesco DWA Tactical Sector Rotation ETF, Invesco KBW Bank ETF, Invesco KBW High Dividend Yield Financial ETF, Invesco KBW Premium Yield Equity REIT ETF, Invesco KBW Property & Casualty Insurance ETF, Invesco KBW Regional Banking ETF, Invesco LadderRite 0-5 Year Corporate Bond ETF, Invesco Russell 1000 Low Beta Equal Weight ETF, Invesco S&P SmallCap Consumer Discretionary ETF, Invesco S&P SmallCap Consumer Staples ETF, Invesco S&P SmallCap Energy ETF, Invesco S&P SmallCap Financials ETF, Invesco S&P SmallCap Health Care ETF, Invesco S&P SmallCap Industrials ETF, Invesco S&P SmallCap Information Technology ETF, Invesco S&P SmallCap Materials ETF and Invesco S&P SmallCap Utilities & Communication Services ETF.

Shares of the following Funds are listed on Cboe BZX Exchange, Inc. (“Cboe”) (each such Fund is a “Cboe-listed Fund”): Invesco PureBetaSM MSCI USA ETF, Invesco PureBetaSM MSCI USA Small Cap ETF, Invesco PureBetaSM US Aggregate Bond ETF, Invesco Russell 1000 Enhanced Equal Weight ETF, Invesco S&P 500 Minimum Variance ETF, Invesco S&P SmallCap High Dividend Low Volatility ETF and Invesco S&P SmallCap Quality ETF.

Collectively, Cboe, Nasdaq and NYSE Arca are the “Exchanges” and each is an “Exchange.”

Shares trade on the respective Exchanges at market prices that may be below, at, or above NAV. In the event of the liquidation of a Fund, the Trust may decrease the number of Shares in a Creation Unit.

Each Fund may issue Shares in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. See the “Creation and Redemption of Creation Unit Aggregations” section. To offset the added brokerage and other transaction costs a Fund incurs with using cash to purchase the requisite Deposit Securities, during each instance of cash creations or redemptions, the Funds may impose transaction fees that will be higher than the transaction fees associated with in-kind creations or redemptions. For more information, see the section below titled “Creation and Redemption of Creation Unit Aggregations.”

Each of Invesco S&P High Infrastructure ETF, Invesco Shipping ETF and Invesco Solar ETF is successor to a corresponding predecessor fund (each, a “Predecessor Fund” and collectively, the “Predecessor Funds”) as a result of reorganizations that were consummated after the close of business on April 6, 2018 for Invesco Shipping ETF and after close of business on May 18, 2018 for Invesco S&P High Income Infrastructure ETF and Invesco Solar ETF (each, “a Reorganization” and collectively, “the Reorganizations”). Each Fund adopted the performance and financial information of its corresponding Predecessor Fund; therefore, information presented prior to the Reorganizations is that of the Predecessor Fund.

EXCHANGE LISTING AND TRADING

Shares of each Cboe-listed Fund, NYSE Arca-listed Fund and each Nasdaq-listed Fund are listed for trading, and trade throughout the day, on their respective Exchanges.

There can be no assurance that a Fund will continue to meet the requirements of the Exchanges necessary to maintain the listing of its Shares. The applicable Exchange may, but is not required to, remove the Shares of a Fund from listing if: (i) following the initial 12-month period beginning at the commencement of trading of a Fund, there are fewer than 50 beneficial owners of Shares (for each Cboe-listed Fund, there must be fewer than

50 beneficial owners for at least 30 consecutive trading days); (ii) the value of the Fund’s Underlying Index no longer is calculated or available; (iii) a Fund’s Underlying Index fails to meet certain continued listing standards of the Exchange; (iv) the “intraday indicative value” (“IIV”) of a Fund is no longer calculated or available; or (v) such other event shall occur or condition shall exist that, in the opinion of the Exchange, makes further dealings on such Exchange inadvisable. The applicable Exchange will remove the Shares of a Fund from listing and trading upon termination of the Fund.

As in the case of other stocks traded on the Exchanges, brokers’ commissions on transactions will be based on negotiated commission rates at customary levels.

The Trust reserves the right to adjust the price levels of the Shares in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of a Fund.

In order to provide additional information regarding the indicative value of Shares of the Funds, the Exchanges or a market data vendor disseminates every 15 seconds through the facilities of the Consolidated Tape Association or other widely disseminated means, an updated IIV for the Funds, as calculated by an information provider or market data vendor. The Trust is not involved in, or responsible for any aspect of, the calculation or dissemination of the IIVs and makes no representation or warranty as to the accuracy of the IIVs.

For each Cboe-listed Fund and NYSE Arca-listed Fund:

The Funds are not sponsored, endorsed, or promoted by the Exchange or its affiliates. The Exchange makes no representation or warranty, express or implied, to the owners of Shares of the Funds or any member of the public regarding the ability of a Fund to track the total return performance of an Underlying Index or the ability of an Underlying Index to track stock market performance. The Exchange is not responsible for, nor has it participated in, the determination of the compilation or the calculation of an Underlying Index, nor in the determination of the timing of, prices of, or quantities of Shares of the Funds to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. The Exchange and its affiliates have no obligation or liability to owners of the Shares of the Funds in connection with the administration, marketing, or trading of the Shares of the Funds.

The Exchange and its affiliates make no warranty, express or implied, as to results to be obtained by the Trust on behalf of the Funds, owners of Shares, or any other person or entity. Without limiting any of the foregoing, in no event shall the Exchange have any liability for any lost profits or indirect, punitive, special, or consequential damages even if notified of the possibility thereof.

For the Nasdaq-listed Funds:

The Nasdaq-listed Funds are not sponsored, endorsed, sold or promoted by Nasdaq or its affiliates (collectively, the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Nasdaq-listed Funds. The Corporations make no representation or warranty, express or implied, to the owners of the Nasdaq-listed Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly. The Corporations’ only relationship to the Trust is as a calculation agent for the IIVs for the respective Nasdaq-listed Funds’ Shares. The Corporations have no liability in connection with the administration, marketing or trading of the Nasdaq-listed Funds.

THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY OR COMPLETENESS OF THE DATA ON WHICH THE IIV CALCULATIONS ARE BASED OR THE ACTUAL COMPUTATION OF THE VALUE OF THE IIV, NOR SHALL THE CORPORATIONS BE RESPONSIBLE FOR ANY DELAYS IN THE COMPUTATION OR DISSEMINATION OF THE IIV VALUES. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE TRUST, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE IIVS OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY

DISCLAIM ALL WARRANTIES OF MERCHANTIBILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE IIVS OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF DAMAGES.

INVESTMENT RESTRICTIONS

The Funds have adopted as fundamental policies the respective investment restrictions numbered (1) through (12) below, except that restrictions (1) and (2) only apply to those Funds classified as “diversified” Funds, as listed above in the section “General Description of the Trust and the Funds.” Except as noted in the prior sentence or as otherwise noted below, each Fund, as a fundamental policy, may not:

(1)  As to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer (other than obligations issued, or guaranteed, by the U.S. Government, its agencies or instrumentalities).

(2)  As to 75% of its total assets, purchase more than 10% of all outstanding voting securities or any class of securities of any one issuer.

(3)  With respect to Invesco 1-30 Laddered Treasury ETF, Invesco California AMT-Free Municipal Bond ETF, Invesco CEF Income Composite ETF, Invesco Fundamental High Yield® Corporate Bond ETF, Invesco KBW Premium Yield Equity REIT ETF, Invesco KBW High Dividend Yield Financial ETF, Invesco KBW Property & Casualty Insurance ETF, Invesco National AMT-Free Municipal Bond ETF, Invesco New York AMT-Free Municipal Bond ETF, Invesco Preferred ETF, Invesco S&P 500® High Beta ETF, Invesco S&P 500® Low Volatility ETF, Invesco S&P SmallCap Consumer Discretionary ETF, Invesco S&P SmallCap Consumer Staples ETF, Invesco S&P SmallCap Energy ETF, Invesco S&P SmallCap Financials ETF, Invesco S&P SmallCap Health Care ETF, Invesco S&P SmallCap Industrials ETF, Invesco S&P SmallCap Information Technology ETF, Invesco S&P SmallCap Materials ETF, Invesco S&P SmallCap Utilities & Communication Services ETF, Invesco Senior Loan ETF, Invesco Taxable Municipal Bond ETF and Invesco VRDO Tax-Free Weekly ETF, invest 25% or more of the value of its total assets in securities of issuers in any one industry or group of industries, except to the extent that the underlying index that the Fund replicates concentrates in an industry or group of industries. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

(4)  With respect to Invesco DWA SmallCap Momentum ETF, Invesco DWA Tactical Multi-Asset Income ETF, Invesco DWA Tactical Sector Rotation ETF, Invesco Fundamental Investment Grade Corporate Bond ETF, Invesco KBW Bank ETF, Invesco KBW Regional Banking ETF, Invesco LadderRite 0-5 Year Corporate Bond ETF, Invesco PureBetaSM MSCI USA ETF, Invesco PureBetaSM MSCI USA Small Cap ETF, Invesco PureBetaSM US Aggregate Bond ETF, Invesco Russell 1000 Enhanced Equal Weight ETF, Invesco Russell 1000 Equal Weight ETF, Invesco Russell 1000 Low Beta Equal Weight ETF, Invesco S&P 500® ex-Rate Sensitive Low Volatility ETF, Invesco S&P 500® High Dividend Low Volatility ETF, Invesco S&P 500 Minimum Variance ETF, Invesco S&P 500 Momentum ETF, Invesco S&P 500 Enhanced Value ETF, S&P High Income Infrastructure ETF, Invesco S&P MidCap Low Volatility ETF, Invesco S&P SmallCap High Dividend Low Volatility ETF, Invesco S&P SmallCap Low Volatility ETF, Invesco S&P SmallCap Quality ETF, Invesco Shipping ETF, Invesco Solar ETF, Invesco Treasury Collateral ETF and Invesco Variable Rate Preferred ETF, invest more than 25% of the value of its net assets in securities of issuers in any one industry or group of industries, except to the extent that the underlying index that the Fund replicates concentrates in an industry or group of industries. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

(5)  With respect to Invesco 1-30 Laddered Treasury ETF, Invesco California AMT-Free Municipal Bond ETF, Invesco CEF Income Composite ETF, Invesco DWA SmallCap Momentum ETF, Invesco Fundamental High Yield® Corporate Bond ETF, Invesco National AMT-Free Municipal Bond ETF, Invesco

New York AMT-Free Municipal Bond ETF, Invesco Preferred ETF, Invesco S&P 500® High Dividend Low Volatility ETF, Invesco S&P MidCap Low Volatility ETF, Invesco S&P SmallCap Consumer Discretionary ETF, Invesco S&P SmallCap Consumer Staples ETF, Invesco S&P SmallCap Energy ETF, Invesco S&P SmallCap Financials ETF, Invesco S&P SmallCap Health Care ETF, Invesco S&P SmallCap Industrials ETF, Invesco S&P SmallCap Information Technology ETF, Invesco S&P SmallCap Low Volatility ETF, Invesco S&P SmallCap Materials ETF, Invesco S&P SmallCap Utilities & Communication Services ETF, Invesco Taxable Municipal Bond ETF and Invesco VRDO Tax-Free Weekly ETF, borrow money, except that the Fund may (i) borrow money from banks for temporary or emergency purposes (but not for leverage or the purchase of investments) up to 10% of its total assets and (ii) make other investments or engage in other transactions permissible under the 1940 Act that may involve a borrowing, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Fund’s total assets (including the amount borrowed), less the Fund’s liabilities (other than borrowings).

(6)  With respect to Invesco DWA Tactical Multi-Asset Income ETF, Invesco DWA Tactical Sector Rotation ETF, Invesco Fundamental Investment Grade Corporate Bond ETF, Invesco KBW Premium Yield Equity REIT ETF, Invesco KBW High Dividend Yield Financial ETF, Invesco KBW Property & Casualty Insurance ETF, Invesco KBW Bank ETF, Invesco KBW Regional Banking ETF, Invesco LadderRite 0-5 Year Corporate Bond ETF, Invesco PureBetaSM MSCI USA ETF, Invesco PureBetaSM MSCI USA Small Cap ETF, Invesco PureBetaSM US Aggregate Bond ETF, Invesco Russell 1000 Enhanced Equal Weight ETF, Invesco Russell 1000 Equal Weight ETF, Invesco Russell 1000 Low Beta Equal Weight ETF, Invesco S&P 500® ex-Rate Sensitive Low Volatility ETF, Invesco S&P 500® High Beta ETF, Invesco S&P 500® Low Volatility ETF, Invesco S&P 500 Enhanced Value ETF, Invesco S&P 500 Minimum Variance ETF, Invesco S&P 500 Momentum ETF, Invesco S&P High Income Infrastructure ETF, Invesco S&P SmallCap High Dividend Low Volatility ETF, Invesco S&P SmallCap Quality ETF, Invesco Senior Loan ETF, Invesco Shipping ETF, Invesco Solar ETF, Invesco Treasury Collateral ETF and Invesco Variable Rate Preferred ETF, borrow money, except the Fund may borrow money to the extent permitted by (i) the 1940 Act, (ii) the rules and regulations promulgated by the Securities and Exchange Commission (“SEC”) under the 1940 Act, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act.

(7)  Act as an underwriter of another issuer’s securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended (the “Securities Act”), in connection with the purchase and sale of portfolio securities.

(8)  With respect to each Fund except Invesco DWA Tactical Multi-Asset Income ETF, Invesco DWA Tactical Sector Rotation ETF, Invesco LadderRite 0-5 Year Corporate Bond ETF, Invesco PureBetaSM MSCI USA ETF, Invesco PureBetaSM MSCI USA Small Cap ETF, Invesco PureBetaSM US Aggregate Bond ETF, Invesco Russell 1000 Enhanced Equal Weight ETF, Invesco Russell 1000 Equal Weight ETF, Invesco Russell 1000 Low Beta Equal Weight ETF, Invesco S&P 500® ex-Rate Sensitive Low Volatility ETF, Invesco S&P 500® High Dividend Low Volatility ETF, Invesco S&P 500 Enhanced Value ETF, Invesco S&P 500 Minimum Variance ETF, Invesco S&P 500 Momentum ETF, Invesco S&P MidCap Low Volatility ETF, Invesco S&P SmallCap High Dividend Low Volatility ETF, Invesco S&P SmallCap Low Volatility ETF, Invesco S&P SmallCap Quality ETF, Invesco Treasury Collateral ETF and Invesco Variable Rate Preferred ETF, make loans to other persons, except through (i) the purchase of debt securities permissible under the Fund’s investment policies, (ii) repurchase agreements or (iii) the lending of portfolio securities, provided that no such loan of portfolio securities may be made by the Fund if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the Fund’s total assets.

(9)  With respect to Invesco DWA Tactical Multi-Asset Income ETF, Invesco DWA Tactical Sector Rotation ETF, Invesco PureBetaSM MSCI USA ETF, Invesco PureBetaSM MSCI USA Small Cap ETF, Invesco PureBetaSM US Aggregate Bond ETF, Invesco LadderRite 0-5 Year Corporate Bond ETF, Invesco Russell 1000 Enhanced Equal Weight ETF, Invesco Russell 1000 Equal Weight ETF, Invesco Russell 1000 Low Beta Equal Weight ETF, Invesco S&P 500® ex-Rate Sensitive Low Volatility ETF, Invesco S&P 500® High Dividend Low Volatility ETF, Invesco S&P 500 Enhanced Value ETF, Invesco S&P 500 Minimum

Variance ETF, Invesco S&P 500 Momentum ETF, Invesco S&P MidCap Low Volatility ETF, Invesco S&P SmallCap High Dividend Low Volatility ETF, Invesco S&P SmallCap Low Volatility ETF, Invesco S&P SmallCap Quality ETF, Invesco Treasury Collateral ETF and Invesco Variable Rate Preferred ETF make loans to other persons, except through (i) the purchase of debt securities permissible under the Fund’s investment policies, (ii) repurchase agreements or (iii) the lending of portfolio securities, provided that no such repurchase agreements or loan of portfolio securities may be made by the Fund if, as a result, the aggregate of such repurchase agreements and loans would exceed 33 1 /3% of the value of the Fund’s total assets.

(10)  Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund (i) from purchasing or selling options, futures contracts or other derivative instruments, or (ii) from investing in securities or other instruments backed by physical commodities).

(11)  Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

(12)  With respect to each Fund except Invesco KBW Bank ETF and Invesco KBW Regional Banking ETF, issue senior securities, except as permitted under the 1940 Act.

(13)  With respect to Invesco KBW Bank ETF and Invesco KBW Regional Banking ETF, issue senior securities.

Except for restrictions (5), (6), (8)(iii), (9)(iii), (12) and (13), if a Fund adheres to a percentage restriction at the time of investment, a later increase in percentage resulting from a change in market value of the investment or the total assets, or the sale of a security out of the portfolio, will not constitute a violation of that restriction. With respect to restrictions (5), (6), (8)(iii), (9)(iii), (12) and (13), in the event that a Fund’s borrowings, repurchase agreements and loans of portfolio securities at any time exceed 33 1/3% of the value of the Fund’s total assets (including the amount borrowed and the collateral received) less the Fund’s liabilities (other than borrowings or loans) due to subsequent changes in the value of the Fund’s assets or otherwise, within three days (excluding Sundays and holidays), the Fund will take corrective action to reduce the amount of its borrowings, repurchase agreements and loans of portfolio securities to an extent that such borrowings, repurchase agreements and loans of portfolio securities will not exceed 33 1/3% of the value of the Fund’s total assets (including the amount borrowed and the collateral received) less the Fund’s liabilities (other than borrowings or loans).

The foregoing fundamental investment policies cannot be changed as to a Fund without approval by holders of a “majority of the Fund’s outstanding voting securities.” As defined in the 1940 Act, this means the vote of (i) 67% or more of the Fund’s Shares present at a meeting, if the holders of more than 50% of the Fund’s Shares are present or represented by proxy, or (ii) more than 50% of the Fund’s Shares, whichever is less.

In addition to the foregoing fundamental investment policies, each Fund also is subject to the following non-fundamental restrictions and policies, which may be changed by the Board of Trustees of the Trust (the “Board”) without shareholder approval. Each Fund may not:

(1)  Except for Invesco Fundamental Investment Grade Corporate Bond ETF, Invesco KBW Bank ETF, Invesco KBW High Dividend Yield Financial ETF, Invesco KBW Premium Yield Equity REIT ETF, Invesco KBW Property & Casualty Insurance ETF, Invesco KBW Regional Banking ETF, Invesco Senior Loan ETF, Invesco S&P 500® High Beta ETF and Invesco S&P 500® Low Volatility ETF, sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short at no added cost, and provided that transactions in options, futures contracts, options on futures contracts or other derivative instruments are not deemed to constitute selling securities short.

(2)  With respect to Invesco Fundamental Investment Grade Corporate Bond ETF, Invesco KBW Bank ETF, Invesco KBW High Dividend Yield Financial ETF, Invesco KBW Premium Yield Equity REIT ETF, Invesco KBW Property & Casualty Insurance ETF, Invesco KBW Regional Banking ETF, Invesco Senior

Loan ETF, Invesco S&P 500® High Beta ETF and Invesco S&P 500® Low Volatility ETF, sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short at no added cost.

(3)  Except for Invesco Fundamental Investment Grade Corporate Bond ETF, Invesco KBW Bank ETF, Invesco KBW High Dividend Yield Financial ETF, Invesco KBW Premium Yield Equity REIT ETF, Invesco KBW Property & Casualty Insurance ETF, Invesco KBW Regional Banking ETF, Invesco Senior Loan ETF, Invesco S&P 500® High Beta ETF and Invesco S&P 500® Low Volatility ETF, purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contracts, options on futures contracts or other derivative instruments shall not constitute purchasing securities on margin.

(4)  With respect to Invesco Fundamental Investment Grade Corporate Bond ETF, Invesco KBW Bank ETF, Invesco KBW High Dividend Yield Financial ETF, Invesco KBW Premium Yield Equity REIT ETF, Invesco KBW Property & Casualty Insurance ETF, Invesco KBW Regional Banking ETF, Invesco Senior Loan ETF, Invesco S&P 500® High Beta ETF and Invesco S&P 500® Low Volatility ETF, purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions.

(5)  Except for Invesco CEF Income Composite ETF, Invesco DWA Tactical Sector Rotation ETF, Invesco DWA Tactical Multi-Asset Income ETF and Invesco KBW High Dividend Yield Financial ETF, purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act, although the Fund may not acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) and 12(d)(1)(G) of the 1940 Act.

(6)  With respect to Invesco CEF Income Composite ETF, Invesco DWA Tactical Multi-Asset Income ETF, Invesco DWA Tactical Sector Rotation ETF and Invesco KBW High Dividend Yield Financial ETF, purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act.

(7)  Invest in direct interests in oil, gas or other mineral exploration programs or leases; however, the Fund may invest in the securities of issuers that engage in these activities.

(8)  Invest in illiquid securities if, as a result of such investment, more than 15% of the Fund’s net assets would be invested in illiquid securities.

The investment objective of each Fund is a non-fundamental policy that the Board can change without approval by shareholders upon 60 days’ written notice to shareholders.

In accordance with the 1940 Act, each of the following Funds has adopted a policy (as set forth below) to invest in securities suggested by the Fund’s name (an “80% investment policy”).

Each of Invesco 1-30 Laddered Treasury ETF, Invesco California AMT-Free Municipal Bond ETF, Invesco DWA SmallCap Momentum ETF, Invesco Fundamental High Yield® Corporate Bond ETF, Invesco Fundamental Investment Grade Corporate Bond ETF, Invesco KBW Bank ETF, Invesco KBW High Dividend Yield Financial ETF, Invesco KBW Premium Yield Equity REIT ETF, Invesco KBW Property & Casualty Insurance ETF, Invesco KBW Regional Banking ETF, Invesco LadderRite 0-5 Year Corporate Bond ETF, Invesco National AMT-Free Municipal Bond ETF, Invesco New York AMT-Free Municipal Bond ETF, Invesco Preferred ETF, Invesco PureBetaSM MSCI USA ETF, Invesco PureBetaSM MSCI USA Small Cap ETF, Invesco PureBetaSM US Aggregate Bond ETF, Invesco S&P 500® High Dividend Low Volatility ETF, Invesco S&P High Income Infrastructure ETF, Invesco S&P MidCap Low Volatility ETF, Invesco S&P SmallCap Low Volatility ETF, Invesco S&P SmallCap Consumer Discretionary ETF, Invesco S&P SmallCap Consumer Staples ETF, Invesco S&P SmallCap Energy ETF, Invesco S&P SmallCap Financials ETF, Invesco S&P SmallCap Health Care ETF, Invesco S&P SmallCap High Dividend Low Volatility ETF, Invesco S&P SmallCap Industrials ETF, Invesco S&P SmallCap Information Technology ETF, Invesco SmallCap Low Volatility ETF, Invesco S&P SmallCap Materials ETF, Invesco S&P SmallCap Quality ETF, Invesco S&P SmallCap Utilities &

Communication Services ETF, Invesco Senior Loan ETF, Invesco Shipping ETF, Invesco Taxable Municipal Bond ETF, Invesco Treasury Collateral ETF, Invesco Variable Rate Preferred ETF and VRDO Tax-Free Weekly ETF has adopted an 80% investment policy and considers securities suggested by its name to be those securities that comprise its Underlying Index.

Each Fund (except Invesco VRDO Tax-Free Weekly ETF) will meet its 80% investment policy by investing at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in such securities.

Invesco VRDO Tax-Free Weekly ETF will meet its 80% investment policy by investing at least 80% of its total assets in such securities.

Invesco Solar ETF has adopted an 80% investment policy and considers companies in the solar industry to be those companies that comprise its Underlying Index and that derive at least 50% of their revenues from the solar industry. The Fund will meet its 80% investment policy by investing at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in such securities.

The 80% investment policy for each Fund (except for Invesco California AMT-Free Municipal Bond ETF, Invesco National AMT-Free Municipal Bond ETF, Invesco New York AMT-Free Municipal Bond ETF and Invesco VRDO Tax-Free Weekly ETF) is a non-fundamental policy, and each of these Funds will provide its shareholders with at least 60 days’ prior written notice of any change to its 80% investment policy.

The 80% investment policy for each of Invesco California AMT-Free Municipal Bond ETF, Invesco National AMT-Free Municipal Bond ETF, Invesco New York AMT-Free Municipal Bond ETF and Invesco VRDO Tax-Free Weekly ETF is fundamental and may not be changed without shareholder approval.

In addition to its fundamental 80% investment policy, each of Invesco California AMT-Free Municipal Bond ETF, Invesco National AMT-Free Municipal Bond ETF and Invesco New York AMT-Free Municipal Bond ETF has adopted a non-fundamental investment policy to invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in municipal securities that are exempt from the federal alternative minimum tax. The Board may change this non-fundamental policy at any time upon 60 days’ notice to shareholders.

INVESTMENT STRATEGIES AND RISKS

Investment Strategies

Each Fund’s investment objective is to seek to track the investment results, before fees and expenses, of its respective Underlying Index. Each Fund seeks to achieve its investment objective by investing primarily in securities that comprise its Underlying Index. Invesco CEF Income Composite ETF, Invesco DWA Tactical Multi-Asset Income ETF and Invesco DWA Tactical Sector Rotation ETF invest primarily in securities of other funds, included in its Underlying Index. The funds included in the Underlying Index for Invesco CEF Income Composite ETF, Invesco DWA Tactical Multi-Asset Income ETF and Invesco DWA Tactical Sector Rotation ETF include U.S.-listed closed-end funds and affiliated and unaffiliated ETFs (collectively, the “Underlying Funds”).

Each Fund operates as an index fund and will not be actively managed. Each Fund (except for Invesco California AMT-Free Municipal Bond ETF, Invesco Fundamental High Yield® Corporate Bond ETF, Invesco Fundamental Investment Grade Corporate Bond ETF, Invesco LadderRite 0-5 Year Corporate Bond ETF, Invesco National AMT-Free Municipal Bond ETF, Invesco New York AMT-Free Municipal Bond ETF, Invesco Preferred ETF, Invesco PureBetaSM US Aggregate Bond ETF, Invesco Senior Loan ETF, Invesco Taxable Municipal Bond ETF, Invesco Treasury Collateral ETF, Invesco Variable Rate Preferred ETF and Invesco VRDO Tax-Free Weekly ETF) attempts to replicate, before fees and expenses, the performance of its Underlying Index by generally investing in all of the securities comprising its Underlying Index in proportion to their weightings in the Underlying Index, although any Fund may use sampling techniques for the purpose of complying with regulatory or investment restrictions or when sampling is deemed appropriate to track an Underlying Index.

Each of Invesco California AMT-Free Municipal Bond ETF, Invesco Fundamental High Yield® Corporate Bond ETF, Invesco Fundamental Investment Grade Corporate Bond ETF, Invesco LadderRite 0-5 Year Corporate Bond ETF, Invesco National AMT-Free Municipal Bond ETF, Invesco New York AMT-Free Municipal Bond ETF, Invesco Preferred ETF, Invesco PureBetaSM US Aggregate Bond ETF, Invesco Senior Loan ETF, Invesco Taxable Municipal Bond ETF, Invesco Treasury Collateral ETF, Invesco Variable Rate Preferred ETF and Invesco VRDO Tax-Free Weekly ETF generally uses a “sampling” methodology to seek to achieve its respective investment objective. Funds using a sampling methodology may not be as well-correlated with the return of its Underlying Index as would be the case if such Fund purchased assets of the securities in its respective Underlying Index in the proportions represented in such Underlying Index.

Investment Risks

A discussion of the risks associated with an investment in the Funds is contained in the Funds’ Prospectus in the “Summary Information—Principal Risks of Investing in the Fund” “Additional Information About the Funds’ Strategies and Risks—Principal Risks of Investing in the Funds” and “—Additional Risks of Investing in the Funds” sections. The discussion below supplements, and should be read in conjunction with, these sections.

An investment in a Fund should be made with an understanding that the value of the Fund’s portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of securities in general and other factors that affect the market.

An investment in a Fund also should be made with an understanding of the risks inherent in an investment in securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the securities market may deteriorate (either of which may cause a decrease in the value of the portfolio securities and thus in the value of Shares). Securities are susceptible to general securities market fluctuations and to volatile increases and decreases in value as market confidence and perceptions of their issuers’ change. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises.

The Funds are not actively managed, and therefore the adverse financial condition of any one issuer will not result in the elimination of its securities from the securities a Fund holds unless the respective index provider removes the securities of such issuer from its respective Underlying Index.

Bonds.  A bond is an interest-bearing security issued by a company, governmental unit or, in some cases, a non-U.S. entity. The issuer of a bond has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond’s face value) periodically or on a specified maturity date. Bonds generally are used by corporations and governments to borrow money from investors.

An issuer may have the right to redeem or “call” a bond before maturity, in which case the investor may have to reinvest the proceeds at lower market rates. Most bonds bear interest income at a “coupon” rate that is fixed for the life of the bond. The value of a fixed-rate bond usually rises when market interest rates fall and falls when market interest rates rise. Accordingly, a fixed-rate bond’s yield (income as a percent of the bond’s current value) may differ from its coupon rate as its value rises or falls. Other types of bonds bear income at an interest rate that is adjusted periodically. Because of their adjustable interest rates, the value of “floating-rate” or “variable-rate” bonds fluctuates much less in response to market interest rate movements than the value of fixed-rate bonds. A Fund may treat some of these types of bonds as having a shorter maturity for purposes of calculating the weighted average maturity of its investment portfolio. Generally, prices of higher quality issues tend to fluctuate less with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues. Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation’s earnings and assets and, in the event of liquidation, are paid before subordinated obligations. Bonds may be unsecured (backed only by the issuer’s general creditworthiness) or secured (backed by specified collateral).

The investment return of corporate bonds reflects interest on the security and changes in the market value of the security. The market value of a corporate bond may be affected by the credit rating of the corporation, the corporation’s performance and perceptions of the corporation in the market place. There is a risk that the issuers of the bonds may not be able to meet their obligations on interest or principal payments at the time called for by the bond.

Borrowing.  Each Fund may borrow money from a bank or another person up to the limits and for the purposes set forth in the section “Investment Restrictions” to meet shareholder redemptions, for temporary or emergency purposes and for other lawful purposes. Borrowed money will cost a Fund interest expense and/or other fees. The costs of borrowing may reduce a Fund’s return. Borrowing also may cause a Fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations to repay borrowed monies. To the extent that a Fund has outstanding borrowings, it will be leveraged. Leveraging generally exaggerates the effect on NAV of any increase or decrease in the market value of a Fund’s portfolio securities.

If there are unusually heavy redemptions, Invesco Senior Loan ETF may have to sell a portion of its investment portfolio at a time when it may not be advantageous to do so. Selling Fund securities under these circumstances may result in a lower NAV per share. The Adviser believes that, in the event of abnormally heavy redemption requests, Invesco Senior Loan ETF’s borrowing ability would help to mitigate any such effects and could make the forced sale of its portfolio securities less likely.

Under the 1940 Act, a registered investment company can borrow an amount up to 33 1/3% of its assets for temporary or emergency purposes or to allow for an orderly liquidation of securities to meet redemption requests. Invesco Senior Loan ETF has entered into a committed, unsecured line of credit with a syndicate of banks led by State Street Bank and Trust Company. Invesco Senior Loan ETF will bear any interest expenses associated with the line of credit should the Fund resort to borrowing from the line of credit. The Adviser will pay the set-up fees and the commitment fee based on the commitment amount.

Common Stocks and Other Equity Securities.  For those Funds that invest in equity securities and common stocks, holders of such securities incur more risk than holders of preferred stock and debt obligations because common stockholders, as owners of the issuer, generally have inferior rights to receive payments from the issuer in comparison with the rights of creditors, or holders of debt obligations or preferred stocks. Unlike debt securities, which typically have a stated principal amount payable at maturity (whose value, however, is subject to market fluctuations prior thereto), or preferred stocks, which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, equity securities and common stocks have neither a fixed principal amount nor a maturity.

Convertible Securities.  A convertible security is a bond, debenture, note, preferred stock, right, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. As with other equity securities, the value of a convertible security tends to increase as the price of the underlying stock goes up, and to decrease as the price of the underlying stock goes down. Declining common stock values therefore also may cause the value of the Funds’ investments to decline. Like a debt security, a convertible security provides a fixed income stream with generally higher yields than those of common stock of the same or similar issuers, which tends to decrease in value when interest rates rise.

Convertible securities generally rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities. Many convertible securities have credit ratings that are below investment grade and are subject to the same risks as lower-rated debt securities.

Correlation and Tracking Error.  Correlation measures the degree of association between the returns of a Fund and its Underlying Index. Each Fund seeks a correlation over time of 0.95 or better between the Fund’s performance and the performance of the Underlying Index; a figure of 1.00 would indicate perfect correlation. Correlation is calculated at each Fund’s fiscal year-end by comparing the Fund’s average monthly total returns, before fees and expenses, to its Underlying Index’s average monthly total returns over the prior one-year period or since inception if the Fund has been in existence for less than one year. Another means of evaluating the degree of correlation between the returns of a Fund and its Underlying Index is to assess the “tracking error” between the two. Tracking error means the variation between each Fund’s annual return and the return of its Underlying Index, expressed in terms of standard deviation. Each Fund seeks to have a tracking error of less than 5%, measured on a monthly basis over a one-year period by taking the standard deviation of the difference in the Fund’s returns versus the Underlying Index’s returns.

An investment in each Fund should be made with an understanding that the Fund will not be able to replicate exactly the performance of its Underlying Index, because the total return that the securities generate will be reduced by transaction costs incurred in adjusting the actual balance of the securities and other Fund expenses, whereas such transaction costs and expenses are not included in the calculation of its Underlying Index. Because Invesco California AMT-Free Municipal Bond ETF, Invesco LadderRite 0-5 Year Corporate Bond ETF, Invesco National AMT-Free Municipal Bond ETF, Invesco New York AMT-Free Municipal Bond ETF, Invesco Senior Loan ETF, Invesco Taxable Municipal Bond ETF and Invesco VRDO Tax-Free Weekly ETF issue and redeem Creation Units principally for cash, they will incur higher costs in buying and selling securities than if they issued and redeemed Creation Units principally in-kind.

In addition, the use of a representative sampling approach (which may arise for a number of reasons, including a large number of securities within an Underlying Index, or the limited assets of a Fund) may cause a Fund not to be as well correlated with the return of its Underlying Index as would be the case if the Fund purchased all of the securities in its Underlying Index in the proportions represented in such Underlying Index. It also is possible that, for short periods of time, a Fund may not replicate fully the performance of its Underlying Index due to the temporary unavailability of certain Underlying Index securities in the secondary market or due to other extraordinary circumstances. Such events are unlikely to continue for an extended period of time because each Fund is required to correct such imbalances by means of adjusting the composition of its portfolio holdings. It also is possible that the composition of a Fund may not replicate exactly the composition of its respective Underlying Index if the Fund has to adjust its portfolio holdings to continue to qualify as a “regulated investment company” (a “RIC”) under Subchapter M of Chapter 1 of Subtitle A of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), as amended (the “Internal Revenue Code”).

Cybersecurity Risk.  The Funds, like all companies, may be susceptible to operational and information security risks. Cybersecurity failures or breaches of the Funds or their service providers or the issuers of securities in which the Funds invest, have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. The Funds and their shareholders could be negatively impacted as a result.

Derivatives Risk.  Derivatives are subject to a number of risks including credit risk, interest rate risk, and market risk. They also involve the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The counterparty to a derivative contract might default on its obligations. Derivatives can be volatile and may be less liquid than other securities. As a result, the value of an investment in a fund that invests in derivatives may change quickly and without warning.

For some derivatives, it is possible to lose more than the amount invested in the derivative. Derivatives may be used to create synthetic exposure to an underlying asset or to hedge a portfolio risk. If a fund uses derivatives to “hedge” a portfolio risk, it is possible that the hedge may not succeed. This may happen for various reasons, including unexpected changes in the value of the rest of the portfolio of the fund. Over-the-counter derivatives are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with a fund.

Forward Foreign Currency Contracts.  A fund may enter into forward foreign currency transactions in anticipation of, or to protect themselves against, fluctuations in exchange rates.

A forward foreign currency contract is an obligation to buy or sell a particular currency in exchange for another currency, which may be U.S. dollars at a specified price at a future date. Forward foreign currency contracts are typically individually negotiated and privately traded by currency traders and their customers in the interbank market. A fund may enter into forward foreign currency contracts with respect to a specific purchase or sale of a security, or with respect to its portfolio positions generally.

At the maturity of a forward foreign currency contract, a fund may either exchange the currencies specified at the maturity of the contract or, prior to maturity, such fund may enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward foreign currency contracts are usually effected with the counterparty to the original forward contract. A fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies but instead provide for settlement by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount. These contracts are known as “non-deliverable forwards.”

The Funds generally will invest in forward foreign currency contracts that are not contractually required to “cash-settle” (i.e., are deliverable). The Funds will comply with guidelines established by the SEC and its staff with respect to “cover” requirements of forward foreign currency contracts. Generally, with respect to deliverable forward foreign currency contracts, a Fund will cover its open positions by setting aside liquid assets equal to the contracts’ full notional value.

Under definitions adopted by the CFTC and SEC, non-deliverable forwards are considered swaps, and therefore are included in the definition of “commodity interests.” Although non-deliverable forwards have historically been traded in the OTC market, as swaps they may in the future be required to be centrally cleared and traded on public facilities. Forward foreign currency contracts that qualify as deliverable forwards are not regulated as swaps for most purposes, and are not included in the definition of “commodity interests.” However, these forwards are subject to some requirements applicable to swaps, including reporting to swap data repositories, margin requirements, documentation requirements, and business conduct rules applicable to swap dealers. CFTC regulation of forward foreign currency contracts, especially non-deliverable forwards, may restrict a Fund’s ability to use these instruments.

The cost to a fund of engaging in forward foreign currency contracts varies with factors such as the currencies involved, the length of the contract period, interest rate differentials and the prevailing market conditions. Because forward foreign currency contracts are usually entered into on a principal basis, no fees or commissions are typically involved. The use of forward foreign currency contracts does not eliminate fluctuations in the prices of the underlying securities a fund owns or intends to acquire, but it does establish a rate of exchange in advance. While forward foreign currency contract sales limit the risk of loss due to a decline in the value of the hedged currencies, they also limit any potential gain that might result should the value of the currencies increase.

Futures and Options.  Certain Funds and the Underlying Funds may enter into futures contracts, options and options on futures contracts. These futures contracts and options will be used to simulate full investment in the Underlying Index, to facilitate trading or to reduce transaction costs. The Underlying Funds only will enter into futures contracts and options on futures contracts that are traded on a U.S. exchange. The Underlying Funds will not use futures or options for speculative purposes.

A call option gives a holder the right to purchase a specific security or an index at a specified price (“exercise price”) within a specified period of time. A put option gives a holder the right to sell a specific security or an index at a specified price within a specified period of time. The initial purchaser of a call option pays the “writer,” i.e., the party selling the option, a premium which is paid at the time of purchase and is retained by the writer whether or not such option is exercised. The Funds and the Underlying Funds may purchase put options to hedge their portfolios against the risk of a decline in the market value of securities held and may purchase call options to hedge against an increase in the price of securities they are committed to purchase. The Funds and the Underlying Funds may write put and call options along with a long position in options to increase their ability to hedge against a change in the market value of the securities they hold or are committed to purchase.

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific instrument or index at a specified future time and at a specified price. Stock index contracts are based on indices that reflect the market value of common stock of the firms included in the indices. The Funds or Underlying Funds may enter into futures contracts to purchase security indices when the Adviser or Sub-Adviser anticipates purchasing the underlying securities and believes prices will rise before the purchase will be made. The custodian will segregate assets committed to futures contracts to the extent required by law.

An option on a futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at a specified exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account that represents the amount by which the market price of the futures contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential for loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus transaction costs. Because the value of the option is fixed at the point of purchase, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option changes daily and that change would be reflected in the NAVs of the Funds and the Underlying Funds. The potential for loss related to writing call options on equity securities or indices is unlimited. The potential for loss related to writing put options is limited only by the aggregate strike price of the put option less the premium received.

Each Fund and Underlying Fund may purchase and write put and call options on futures contracts that are traded on a U.S. exchange as a hedge against changes in value of its portfolio securities, or in anticipation of the purchase of securities, and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected.

High Yield Debt Securities.  Certain Funds and certain Underlying Funds may invest in high yield debt securities, which are rated below investment grade and commonly are known as “junk bonds.” Investment in high yield debt securities generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and credit risk. These high yield debt securities are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Analysis of the creditworthiness of issuers of debt securities that are high yield may be more complex than for issuers of higher quality debt securities. In addition, high yield debt securities often are issued by smaller, less creditworthy companies or by highly leveraged (indebted) firms, which generally are less able than more financially stable firms to make scheduled payments of interest and principal. The risks posed by securities issued under such circumstances are substantial.

Investing in high yield debt securities involves risks that are greater than the risks of investing in higher quality debt securities. These risks include: (i) changes in credit status, including weaker overall credit conditions of issuers and risks of default; (ii) industry, market and economic risk; and (iii) greater price variability and credit risks of certain high yield debt securities such as zero coupon and payment-in-kind securities. While these risks provide the opportunity for maximizing return over time, they may result in greater volatility of the value of a Fund or Underlying Fund than a fund that invests in higher-rated securities.

Furthermore, the value of high yield securities may be more susceptible to real or perceived adverse economic, company or industry conditions than is the case for higher quality securities. The market values of certain of these lower-rated debt securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates, and tend to be more sensitive to economic conditions than are higher-rated securities. Adverse market, credit or economic conditions could make it difficult at certain times to sell certain high yield debt securities.

The secondary market on which high yield debt securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading market could adversely affect the price at which a Fund or Underlying Fund could sell a high yield debt security, and could adversely affect the daily NAV per share of the Fund. When secondary markets for high yield debt securities are less liquid than the market for higher grade securities, it may be more difficult to value the securities because there is less reliable, objective data available.

The use of credit ratings as a principal method of selecting high yield debt securities can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield debt securities. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated.

Illiquid Securities.  The Funds may not acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. For purposes of this 15% limitation, illiquid investment means any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment, as determined pursuant to the 1940 Act and applicable rules and regulations thereunder. Each Fund will monitor its portfolio liquidity on an ongoing basis to determine whether, in light of current circumstances, the appropriate level of liquidity is being maintained, and will take steps to ensure it adjusts its liquidity consistent with the policies and procedures adopted by the Trust on behalf of the Funds. The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that dealers will make or maintain a market or that any such market will be or remain liquid. The price at which securities may be sold and the value of Shares will be adversely affected if trading markets for a Fund’s portfolio securities are limited or absent, or if bid/ask spreads are wide.

Lending Portfolio Securities.  From time to time, a Fund (as the Adviser shall so determine) may lend its portfolio securities (principally to brokers, dealers or other financial institutions) to generate additional income. Such loans are callable at any time and are secured continuously by segregated cash collateral equal to at least 102% (105% for international securities) of the market value, determined daily, of the loaned securities. A Fund may lend portfolio securities to the extent of one-third of its total assets. A Fund will loan its securities only to parties that its investment adviser has determined are in good standing and when, in the Adviser’s judgment, the potential income earned would justify the risks.

A Fund will not have the right to vote securities while they are on loan, but it will recall securities on loan if the Adviser determines that the shareholder meeting is called for purposes of voting on material events that could have a material impact on the Fund’s loaned securities and for which the vote could be material to the Fund. A Fund would receive income in lieu of dividends on loaned securities and may, at the same time, generate income on the loan collateral or on the investment of any cash collateral.

Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a Fund could experience delays and costs in recovering securities loaned or gaining access to the collateral. If a Fund is not able to recover the securities loaned, the Fund may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to a Fund if, and to the extent that, the market value of the loaned securities increases and the collateral is not increased accordingly. Securities lending also involves exposure to operational risk (the risk of loss resulting from errors in the settlement and accounting process) and “gap risk” (the risk that the return on cash collateral reinvestments will be less than the fees paid to the borrower).

Any cash received as collateral for loaned securities will be invested, in accordance with a Fund’s investment guidelines, in an affiliated money market fund. Investing this cash subjects that investment to market appreciation or depreciation. For purposes of determining whether a Fund is complying with its investment policies, strategies and restrictions, the Fund or Invesco will consider the loaned securities as assets of the Fund, but will not consider any collateral received as a Fund asset. A Fund will bear any loss on the investment of cash collateral. A Fund may have to pay the borrower a fee based on the amount of cash collateral.

For a discussion of the federal income tax considerations relating to lending portfolio securities, see “Taxes.”

Leverage Risk.  The use of derivatives may give rise to a form of leverage. Leverage may cause the portfolios of certain Funds and Underlying Funds to be more volatile than if a portfolio had not been leveraged because leverage can exaggerate the effect of any increase or decrease in the value of securities held by a Fund and Underlying Fund.

Loans.  Invesco Senior Loan ETF, and certain Underlying Funds may invest in loans. Loans consist generally of obligations of companies and other entities (collectively, “borrowers”) incurred for the purpose of reorganizing the assets and liabilities of a borrower; acquiring another company; taking over control of a company (leveraged buyout); temporary refinancing; or financing internal growth or other general business purposes. Loans often are obligations of borrowers who have incurred a significant percentage of debt compared to equity issued and thus are highly leveraged. All or a significant portion of the loans in which Invesco Senior Loan ETF will invest are expected to be below investment grade quality.

Loans may be acquired by direct investment as a lender at the inception of the loan or by assignment of a portion of a loan previously made to a different lender or by purchase of a participation interest. If a Fund makes a direct investment in a loan as one of the lenders, it generally acquires the loan at par. This means the Fund receives a return at the full interest rate for the loan. If the Fund acquires its interest in loans in the secondary market or acquires a participation interest, the loans may be purchased or sold above, at, or below par, which can result in a yield that is below, equal to, or above the stated interest rate of the loan. Invesco Senior Loan ETF generally will purchase loans from banks or other financial institutions through assignments or participations.

When a Fund acts as one of a group of lenders originating a senior loan, it may participate in structuring the senior loan and have a direct contractual relationship with the borrower, may enforce compliance by the borrower with the terms of the loan agreement and may have rights with respect to any funds acquired by other lenders through set-offs. Lenders also have full voting and consent rights under the applicable loan agreement. Action subject to lender vote or consent generally requires the vote or consent of the holders of some specified percentage of the outstanding principal amount of the senior loan. Certain decisions, such as reducing the amount of interest on or principal of a senior loan, releasing collateral, changing the maturity of a senior loan or a change in control of the borrower, frequently require the unanimous vote or consent of all lenders affected.

When a Fund is a purchaser of an assignment, it succeeds to all the rights and obligations under the loan agreement of the assigning lender and becomes a lender under the loan agreement with the same rights and obligations as the assigning lender. These rights include the ability to vote along with the other lenders on such matters as enforcing the terms of the loan agreement (e.g., declaring defaults, initiating collection action, etc.). Taking such actions typically requires at least a vote of the lenders holding a majority of the investment in the loan and may require a vote by lenders holding two-thirds or more of the investment in the loan. Because the Invesco Senior Loan ETF usually does not hold a majority of the investment in any loan, it will not be able by itself to control decisions that require a vote by the lenders. Assignments may be arranged through private negotiations and the rights and obligations acquired by the purchase of an assignment may differ from, and be more limited than, those held by the assigning lender.

A participation interest represents a fractional interest in a loan held by the lender selling the Fund the participation interest. In the case of participations, the Fund will not have any direct contractual relationship with the borrower, the Fund’s rights to consent to modifications of the loan are limited and it is dependent upon the participating lender to enforce the Fund’s rights upon a default. The Fund will have the right to receive payments of principal, interest, and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower.

The Fund may be subject to the credit of both the agent and the lender from whom the Fund acquires a participation interest. These credit risks may include delay in receiving payments of principal and interest paid by the borrower to the agent or, in the case of a participation, offsets by the lender’s regulator against payments received from the borrower. In the event of the borrower’s bankruptcy, the borrower’s obligation to repay the loan may be subject to defenses that the borrower can assert as a result of improper conduct by the agent.

Historically, the amount of public information available about a specific loan has been less extensive than if the loan were registered or exchange-traded.

The loans in which Invesco Senior Loan ETF will invest will, in most instances, be secured and senior to other indebtedness of the borrower. Each loan generally will be secured by collateral such as accounts receivable, inventory, equipment, real estate, intangible assets such as trademarks, copyrights and patents, and securities of subsidiaries or affiliates. Collateral also may include guarantees or other credit support by affiliates of the borrower. The value of the collateral generally will be determined by reference to financial statements of the borrower, by an independent appraisal, by obtaining the market value of such collateral, in the case of cash or securities if readily ascertainable, or by other customary valuation techniques considered appropriate by the Adviser or Sub-Adviser. The value of collateral may decline after the Fund’s investment, and collateral may be difficult to sell in the event of default. Consequently, the Fund may not receive all the payments to which it is entitled. The loan agreement may or may not require the borrower to pledge additional collateral to secure the senior loan if the value of the initial collateral declines. In certain circumstances, the loan agreement may authorize the agent to liquidate the collateral and to distribute the liquidation proceeds pro rata among the lenders. By virtue of their senior position and collateral, senior loans typically provide lenders with the first right to cash flows or proceeds from the sale of a borrower’s collateral if the borrower becomes insolvent (subject to the limitations of bankruptcy law, which may provide higher priority to certain claims such as employee salaries, employee pensions, and taxes). This means senior loans generally are repaid before unsecured bank loans, corporate bonds, subordinated debt, trade creditors, and preferred or common stockholders. To the extent that the Fund invests in unsecured loans, if the borrower defaults on such loan, there is no specific collateral on which the lender can foreclose. If the borrower defaults on a subordinated loan, the collateral may not be sufficient to cover both the senior and subordinated loans. In addition, if the loan is foreclosed, the Fund could become part owner of any collateral and could bear the costs and liabilities of owning and disposing of the collateral.

Invesco Senior Loan ETF may purchase and retain in its portfolio senior loans of borrowers that have filed for protection under the federal bankruptcy laws or that have had involuntary bankruptcy petitions filed against them by creditors. Investing in senior loans involves investment risk, and some borrowers default on their senior loan payments.

Senior loans typically pay interest at least quarterly at rates which equal a fixed percentage spread over a base rate such as the London Inter-Bank Offered Rate (“LIBOR”). For example, if LIBOR were 3% and the borrower was paying a fixed spread of 2.50%, the total interest rate paid by the borrower would be 5.50%.

Although a base rate such as LIBOR can change every day, loan agreements for senior loans typically allow the borrower the ability to choose how often the base rate for its loan will change. A single loan may have multiple reset periods at the same time, with each reset period applicable to a designated portion of the loan. Such periods can range from one day to one year, with most borrowers choosing monthly or quarterly reset periods. During periods of rising interest rates, borrowers will tend to choose longer reset periods, and during periods of declining interest rates, borrowers will tend to choose shorter reset periods. The fixed spread over the base rate on a senior loan typically does not change.

Senior loans usually have mandatory and optional prepayment provisions. Because of prepayments, the actual remaining maturity of senior loans may be considerably less than their stated maturity.

Senior loans generally are arranged through private negotiations between a borrower and several financial institutions represented by an agent who is usually one of the originating lenders. In larger transactions, it is common to have several agents; however, generally only one such agent has primary responsibility for ongoing administration of a senior loan. Agents typically are paid fees by the borrower for their services.

The agent is responsible primarily for negotiating the loan agreement which establishes the terms and conditions of the senior loan and the rights of the borrower and the lenders. The agent is paid a fee by the borrower for its services. The agent generally is required to administer and manage the senior loan on behalf of other lenders. The agent also is responsible for monitoring collateral and for exercising remedies available to the lenders such as foreclosure upon collateral. The agent may rely on independent appraisals of specific collateral. The agent need not, however, obtain an independent appraisal of assets pledged as collateral in all cases. The agent generally also is responsible for determining that the lenders have obtained a perfected security interest in the collateral securing a senior loan. Invesco Senior Loan ETF normally relies on the agent to collect principal of and interest on a senior loan. The Fund also relies in part on the agent to monitor compliance by the borrower with the restrictive covenants in the loan agreement and to notify the Fund (or the lender from whom the Fund has purchased a participation) of any adverse change in the borrower’s financial condition. Insolvency of the agent or other persons positioned between the Fund and the borrower could result in losses for the Fund.

Loan agreements may provide for the termination of the agent’s agency status in the event that it fails to act as required under the relevant loan agreement, becomes insolvent, enters Federal Deposit Insurance Corporation (“FDIC”) receivership or, if not FDIC insured, enters into bankruptcy. Should such an agent, lender or assignor, with respect to an assignment interpositioned between Invesco Senior Loan ETF and the borrower, become insolvent or enter FDIC receivership or bankruptcy, any interest in the senior loan of such person and any loan payment held by such person for the benefit of the Fund should not be included in such person’s or entity’s bankruptcy estate. If, however, any such amount were included in such person’s or entity’s bankruptcy estate, the Fund would incur certain costs and delays in realizing payment or could suffer a loss of principal or interest. In this event, the Fund could experience a decrease in its NAV.

Most borrowers pay their debts from cash flow generated by their businesses. If a borrower’s cash flow is insufficient to pay its debts, it may attempt to restructure its debts rather than sell collateral. Borrowers may try to restructure their debts by filing for protection under the federal bankruptcy laws or negotiating a work-out. If a borrower becomes involved in a bankruptcy proceeding, access to collateral may be limited by bankruptcy and other laws. If a court decides that access to collateral is limited or void, the Fund may not recover the full amount of principal and interest that is due.

A borrower must comply with certain restrictive covenants contained in the loan agreement. In addition to requiring the scheduled payment of principal and interest, these covenants may include restrictions on the payment of dividends and other distributions to the borrower’s shareholders, provisions requiring compliance with specific financial ratios, and limits on total indebtedness. The agreement also may require the prepayment of the loans from excess cash flow. A breach of a covenant that is not waived by the agent (or lenders directly) is normally an event of default, which provides the agent and lenders the right to call for repayment of the outstanding loan.

In the process of buying, selling and holding senior loans, Invesco Senior Loan ETF may receive and/or pay certain fees. These fees are in addition to interest payments received and may include facility fees, commitment fees, commissions and prepayment penalty fees. Facility fees are paid to lenders when a senior loan is originated. Commitment fees are paid to lenders on an ongoing basis based on the unused portion of a senior loan commitment. Lenders may receive prepayment penalties when a borrower prepays a senior loan. Whether the Fund receives a facility fee in the case of an assignment, or any fees in the case of a participation, depends on negotiations between the Fund and the lender selling such interests. When the Fund buys an assignment, it may be required to pay a fee to the lender selling the assignment, or to forgo a portion of interest and fees payable to the Fund. Occasionally, the assignor pays a fee to the assignee. A person selling a participation to the Fund may deduct a portion of the interest and any fees payable to the Fund as an administrative fee.

Notwithstanding its intention in certain situations not to receive material, non-public information with respect to its management of investments in loans, the Adviser or the Sub-Adviser may from time to time come into possession of material, non-public information about the issuers of loans that may be held in the Fund’s portfolio. Possession of such information may in some instances occur despite the Adviser’s or the Sub-Adviser’s efforts to avoid such possession, but in other instances the Adviser or the Sub-Adviser may choose to receive such information (for example, in connection with participation in a creditors’ committee with respect to a financially distressed issuer). The Adviser’s or the Sub-Adviser’s ability to trade in these loans for the account of the Fund could potentially be limited by its possession of such information. Such limitations on the Adviser’s or the Sub-Adviser’s ability to trade could have an adverse effect on the Fund by, for example, preventing the Fund from selling a loan that is experiencing a material decline in value. In some instances, these trading restrictions could continue in effect for a substantial period of time.

Loans held by the Funds might not be considered securities for purposes of the Securities Act of 1933 or the Securities Exchange Act of 1934 (the “Exchange Act”), and therefore a risk exists that purchasers, such as the Funds, may not be entitled to rely on the anti-fraud provisions of those Acts. An increase in demand for loans may benefit the Fund by providing increased liquidity for such loans and higher sales prices, but it also may adversely affect the rate of interest payable on such loans acquired by the Fund and the rights provided to the Fund under the terms of the applicable loan agreement, and may increase the price of loans that the Fund wishes to purchase in the secondary market. A decrease in the demand for loans may adversely affect the price of loans in the Fund’s portfolio, which could cause the Fund’s NAV to decline.

Invesco Senior Loan ETF generally will sell loans it holds by way of an assignment but may at any time facilitate its ability to fund redemption requests by selling participation interests in such loans. The Fund may be required to pass along to a person that buys a loan from the Fund by way of assignment or participation interest a portion of any fees to which the Fund is entitled.

Money Market Instruments.  Each Fund may invest a portion of its assets in high-quality money market instruments on an ongoing basis to provide liquidity. The instruments in which a Fund may invest include: (i) short-term obligations issued by the U.S. Government; (ii) negotiable certificates of deposit (“CDs”), fixed time deposits and bankers’ acceptances of U.S. and foreign banks and similar institutions; (iii) commercial paper rated at the date of purchase “Prime-1” by Moody’s or “A-1+” or “A-1” by S&P or, if unrated, of comparable quality, as the Adviser or Sub-Adviser determines; (iv) repurchase agreements; and (v) money market mutual funds, including affiliated money market funds. CDs are short-term negotiable obligations of commercial banks. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Banker’s acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

Municipal Insurance.  A municipal security may be covered by insurance that guarantees the bond’s scheduled payment of interest and repayment of principal. This type of insurance may be obtained by either (i) the issuer at the time the bond is issued (primary market insurance), or (ii) another party after the bond has been issued (secondary market insurance).

Both primary and secondary market insurance guarantee timely and scheduled repayment of all principal and payment of all interest on a municipal security in the event of default by the issuer and cover a municipal security to its maturity, thereby enhancing its credit quality and value.

Municipal security insurance does not insure against market fluctuations or fluctuations in a Fund’s Share price. In addition, a municipal security insurance policy will not cover: (i) repayment of a municipal security before maturity (redemption), (ii) prepayment or payment of an acceleration premium (except for a mandatory sinking fund redemption) or any other provision of a bond indenture that advances the maturity of the bond, or (iii) nonpayment of principal or interest caused by negligence or bankruptcy of the paying agent. A mandatory sinking fund redemption may be a provision of a municipal security issue whereby part of the municipal security issue may be retired before maturity.

Because a significant portion of the municipal securities issued and outstanding is insured by a small number of insurance companies, an event involving one or more of these insurance companies could have a significant adverse effect on the value of the securities insured by that insurance company and on the municipal markets as a whole.

Municipal Securities.  Certain Funds may invest in securities issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. Municipal securities share the attributes of debt/fixed-income securities in general, but generally are issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. The municipal securities which these Funds may purchase include general obligation bonds and limited obligation bonds (or revenue bonds), including industrial development bonds issued pursuant to former federal tax law that pay interest monthly or quarterly based on a floating rate that is reset daily or weekly based on an index of short-term municipal rates. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer’s general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Industrial development bonds also generally are revenue bonds and thus are not payable from the issuer’s general revenues. The credit and quality of industrial development bonds usually are related to the credit of the corporate user of the facilities. Payment of interest on and repayment of principal of such bonds is the responsibility of the corporate user (and/or any guarantor). In addition, certain Funds may invest in lease obligations. Lease obligations may take the form of a lease or an installment purchase contract issued by public authorities to acquire a wide variety of equipment and facilities.

An investment in these Funds should be made with an understanding of the risks inherent in an investment in municipal securities. An issuer may have the right to redeem or “call” a bond before maturity, in which case the investor may have to reinvest the proceeds at lower market rates. Most bonds bear interest income at a “coupon” rate that is fixed for the life of the bond; however, with respect to Invesco VRDO Tax-Free Weekly ETF, the bonds in which that Fund invests pay interest monthly or quarterly based on a floating rate that is reset daily or weekly based on an index of short-term municipal rates. The value of a fixed rate bond usually rises when market interest rates fall and falls when market interest rates rise. Accordingly, a fixed rate bond’s yield (income as a percent of the bond’s current value) may differ from its coupon rate as its value rises or falls. Unlike fixed rate bonds, since the bonds in which Invesco VRDO Tax-Free Weekly ETF invests bear income at an interest rate that is adjusted periodically, the value of the underlying “variable-rate” bonds will fluctuate much less in response to market interest rate movements than the value of fixed rate bonds because of their adjustable interest rates.

The Funds may treat some of these bonds as having a shorter maturity for purposes of calculating the weighted average maturity of its investment portfolio. Generally, prices of higher quality issues tend to fluctuate more with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues. Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation’s earnings and assets and, in the event of liquidation, are paid before subordinated obligations. Bonds may be unsecured (backed only by the issuer’s general creditworthiness) or secured (also backed by specified collateral).

The market for municipal bonds may be less liquid than for non-municipal bonds. There also may be less information available on the financial condition of issuers of municipal securities than for public corporations. This means that it may be harder to buy and sell municipal securities, especially on short notice, and municipal securities may be more difficult for Funds to value accurately than securities of public corporations. Since certain Funds may invest a significant portion of their portfolio in municipal securities, each such Fund’s portfolio may have greater exposure to liquidity risk than a fund that invests in non-municipal securities.

Some longer-term municipal securities give the investor the right to “put” or sell the security at par (face value) within a specified number of days following the investor’s request—usually one to seven days. This demand feature enhances a security’s liquidity by shortening its effective maturity and enables it to trade at a price equal to or very close to par. If a demand feature terminates prior to being exercised, a Fund would hold the longer-term security, which could experience substantially more volatility.

Municipal securities are subject to credit and market risk. Generally, prices of higher quality issues tend to fluctuate more with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues.

Prices and yields on municipal securities are dependent on a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal security market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time.

Lease obligations may have risks normally not associated with general obligation or other revenue bonds. Leases and installment purchase or conditional sale contracts (which may provide for title to the leased asset to pass eventually to the issuer) have developed as a means for governmental issuers to acquire property and equipment without the necessity of complying with the constitutional statutory requirements generally applicable for the issuance of debt. Certain lease obligations contain “non-appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for that purpose by the appropriate legislative body on an annual or other periodic basis. Consequently, continued lease payments on those lease obligations containing “non-appropriation” clauses are dependent on future legislative actions. If these legislative actions do not occur, the holders of the lease obligation may experience difficulty in exercising their rights, including disposition of the property.

The value of municipal securities may be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of municipal securities or the rights of municipal securities holders in the event of a bankruptcy. Proposals to restrict or eliminate the federal income tax exemption for interest on municipal securities are introduced before Congress from time to time. Proposals also may be introduced before state legislatures that would affect the state tax treatment of a municipal fund’s distributions. If such proposals were enacted, the availability of municipal securities and the value of a municipal fund’s holdings would be affected, and the investment objective and policies of certain Funds would need to be reevaluated. Municipal bankruptcies are relatively rare, and certain provisions of the U.S. Bankruptcy Code governing such bankruptcies are unclear and remain untested. Further, the application of state law to municipal issuers could produce varying results among the states or among municipal securities issuers within a state. These legal uncertainties could affect the municipal securities market generally, certain specific segments of the market, or the relative credit quality of particular securities. There also is the possibility that as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their municipal securities may be materially affected or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may, from time to time, have the effect of introducing uncertainties in the market for municipal securities or certain segments thereof, or of materially affecting the credit risk with respect to particular bonds. Adverse economic, business, legal or political developments might affect all or a substantial portion of the Funds’ municipal securities in the same manner. Any of these effects could have a significant impact on the prices of some or all of the municipal securities held by the Funds.

There is no guarantee that the relevant Funds’ income will be exempt from federal or state income taxes. Events occurring after the date of issuance of a municipal bond or after a Fund’s acquisition of a municipal bond may result in a determination that interest on that bond is includible in gross income for federal income tax purposes retroactively to its date of issuance. Such a determination may cause a portion of prior distributions by the Fund to its shareholders to be taxable to those shareholders in the year of receipt. Federal or state changes in income or alternative minimum tax rates or in the tax treatment of municipal bonds may make municipal bonds less attractive as investments and cause them to lose value.

Other Investment Companies.  Each Fund may invest in the securities of other investment companies, including ETFs, non-exchange traded U.S. registered open-end investment companies (mutual funds), closed-end investment companies, or non-U.S. investment companies traded on foreign exchanges beyond the limits permitted under the 1940 Act, subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust in 2012 pursuant to Section 12(d)(2)(J) of the 1940 Act (the “2012 Order”). Absent such exemptive relief, each Fund’s investments in investment companies would be limited to, subject to certain exceptions, (i) 3% of the total outstanding voting stock of any one investment company, (ii) 5% of the Fund’s total assets with respect to any one investment company and (iii) 10% of the Fund’s total assets of investment companies in the aggregate. However, as a non-fundamental restriction, no Fund (except Invesco CEF Income Composite ETF, Invesco DWA Tactical Multi-Asset Income ETF, Invesco DWA Tactical Sector Rotation ETF and Invesco KBW High Dividend Yield Financial ETF) may acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) and 12(d)(1)(G) of the 1940 Act.

Ratings.  An investment grade rating means the security or issuer is rated investment-grade by S&P Global Ratings, a division of S&P Global Inc. (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”), Fitch Ratings, Ltd. (“Fitch”) or another nationally recognized statistical rating organization, or is unrated but considered to be of equivalent quality by the Adviser or the Sub-Adviser, as applicable. Bonds rated Baa3 by Moody’s or BBB- by S&P or above are considered “investment grade” securities; bonds rated Baa3 are considered medium grade obligations which lack outstanding investment characteristics and have speculative characteristics; and bonds rated BBB- are regarded as having adequate capacity to pay principal and interest.

Real Estate Investment Trusts (“REITs”).  Certain Funds may invest in the securities of REITs, which pool investors’ funds for investments primarily in real estate properties, to the extent allowed by law. Investment in REITs may be the most practical available means for a Fund to invest in the real estate industry. As a shareholder in a REIT, a Fund would bear its ratable share of the REIT’s expenses, including its advisory and administration fees. At the same time, a Fund would continue to pay its own investment advisory fees and other expenses, as a result of which the Fund and its shareholders in effect will be absorbing duplicate levels of fees with respect to investments in REITs. A REIT may focus on particular projects, such as apartment complexes, or geographic regions, such as the southeastern United States, or both.

REITs generally can be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs generally invest a majority of their assets in income-producing real estate properties to generate cash flow from rental income and a gradual asset appreciation. The income-producing real estate properties in which equity REITs invest typically include properties such as office, retail, industrial, hotel and apartment buildings, self-storage, specialty and diversified and healthcare facilities. Equity REITs can realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments on the mortgages. Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs.

REITs can be listed and traded on national securities exchanges or can be traded privately between individual owners. The Funds may invest in both publicly and privately traded REITs.

A Fund conceivably could own real estate directly as a result of a default on the securities it owns. A Fund, therefore, may be subject to certain risks associated with the direct ownership of real estate, including difficulties in valuing and trading real estate, declines in the values of real estate, risks related to general and local economic conditions, adverse changes in the climate for real estate, environmental liability risks, increases in property taxes, capital expenditures and operating expenses, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants and increases in interest rates.

In addition to the risks described above, equity REITs may be affected by any changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Equity and mortgage REITs depend upon management skill, are not diversified and are therefore subject to the risk of financing single or a limited number of projects. Such REITs also are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to maintain an exemption from the 1940 Act. Changes in interest rates also may affect the value of debt securities held by a Fund. By investing in REITs indirectly through a Fund, a shareholder will bear not only his/her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs.

Repurchase Agreements.  Each Fund may enter into repurchase agreements, which are agreements pursuant to which a Fund acquires securities from a third party with the understanding that the seller will repurchase them at a fixed price on an agreed date. These agreements may be made with respect to any of the portfolio securities in which the Fund is authorized to invest. Repurchase agreements may be characterized as loans secured by the underlying securities. Each Fund may enter into repurchase agreements with (i) member banks of the Federal Reserve System having total assets in excess of $500 million and (ii) securities dealers (“Qualified Institutions”). The Adviser for a Fund will monitor the continued creditworthiness of Qualified Institutions.

The use of repurchase agreements involves certain risks. For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the Fund will seek to dispose of such securities, which action could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Fund’s ability to dispose of the underlying securities may be restricted. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying securities. To minimize this risk, the custodian will hold the securities underlying the repurchase agreement at all times in an amount at least equal to the repurchase price, including accrued interest. If the seller fails to repurchase the securities, the Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase prices.

The resale price reflects the purchase price plus an agreed upon market rate of interest. The collateral is marked-to-market daily.

Restrictions on the Use of Futures Contracts, Options on Futures Contracts and Swaps.  Rule 4.5 of the Commodity Exchange Act (“CEA”) significantly limits the ability of certain regulated entities, including registered investment companies such as the Trust, to rely on an exclusion that would not require its investment adviser from having to register with the Commodity Futures Trading Commission (“CFTC”) as a commodity pool operator (“CPO”). However, under Rule 4.5, the investment adviser of a registered investment company may claim exclusion from registration as a CPO only if the registered investment company that it advises uses futures contracts solely for “bona fide hedging purposes” or limits its use of futures contracts for non-bona fide hedging purposes such that (i) the aggregate initial margin and premiums required to establish non-bona fide hedging positions with respect to futures contracts do not exceed 5% of the liquidation value of the registered investment company’s portfolio, or (ii) the aggregate “notional value” of the non-bona fide hedging commodity interests do not exceed 100% of the liquidation value of the registered investment company’s portfolio (taking into account unrealized profits and unrealized losses on any such positions). The Adviser has claimed exclusion on behalf of each Fund (except Invesco CEF Income Composite ETF) under Rule 4.5 which effectively limits the Funds’ use of futures, options on futures, swaps, or other commodity interests. Each Fund (except Invesco CEF Income Composite ETF) currently intends to comply with the terms of Rule 4.5 so as to avoid regulation as a commodity pool, and as a result, the ability of each Fund to utilize futures, options on futures, swaps, or other commodity interests may be limited in accordance with the terms of the rule, as well as any limits set forth in the Funds’ Prospectuses and this SAI. Each Fund (except for the Invesco CEF Income Composite ETF) therefore is not subject to CFTC registration or regulation as a commodity pool.

The terms of the CPO exclusion require each Fund, among other things, to adhere to certain limits on its investments in “commodity interests.” Commodity interests include commodity futures, commodity options and swaps, which in turn include non-deliverable forwards. Each Fund is permitted to invest in these instruments as further described in this SAI. However, each Fund is not intended as a vehicle for trading in the commodity futures, commodity options or swaps markets. The CFTC has neither reviewed nor approved the Adviser’s reliance on these exclusions, or the Funds, their investment strategies or the Prospectus.

While not anticipated, should a Fund invest in futures contracts for purposes that are not solely for “bona fide hedging” in excess of the limitations imposed by Rule 4.5, such Fund may be subject to regulation under the CEA and CFTC Rules as a commodity pool. Registration as a commodity pool may have negative effects on the ability of a Fund to engage in its planned investment program, while registration as a CPO imposes additional laws, regulations and enforcement policies, which could increase compliance costs and may affect the operations and financial performance of the Fund.

Because the Underlying Funds in which Invesco CEF Income Composite ETF may in turn invest in futures contracts for purposes that are not solely for “bona fide hedging,” and may do so in excess of the limitations imposed by Rule 4.5, Invesco CEF Income Composite ETF may be subject to regulation under the CEA and CFTC Rules as a commodity pool. The Adviser is registered as a CPO and each Fund has operated in accordance with CFTC Rules. Registration as a commodity pool may have negative effects on the ability of a Fund to engage in its planned investment program, while registration as a CPO imposes additional laws, regulations and enforcement policies, which could increase compliance costs and may affect the operations and financial performance of the Fund. However, a Fund’s status as a commodity pool and the Adviser’s registration as a CPO are not expected to materially adversely affect the ability of the Fund to achieve its investment objective.

Moreover, with the Adviser registered as a CPO, Invesco CEF Income Composite ETF is subject to dual regulation by the CFTC and the SEC. In 2012, the CFTC issued “harmonization” rules that permit CPOs of registered investment companies, such as these Funds, to rely on substituted compliance, whereby compliance with certain SEC rules is deemed compliant with certain CFTC rules with respect to disclosure and reporting requirements. The CFTC’s harmonization rules relating to disclosure and reporting requirements between the CFTC and the SEC should not materially affect the ability of a Fund to achieve its investment objective within the constraints of the dual regulation. If a Fund were to experience difficulty in implementing its investment strategies or achieving its investment objective, the Adviser may recommend that the Board reorganize or close the Fund or to materially change the Fund’s investment objective and strategies.

Upon entering into a futures contract, a Fund will be required to deposit with the broker an amount of cash or cash equivalents in the range of approximately 5% to 7% of the contract amount (this amount is subject to change by the exchange on which the contract is traded). This amount, known as “initial margin,” is in the nature of a performance bond or good faith deposit on the contract and is returned upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as “variation margin,” to and from the broker will be made daily as the price of the index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.” At any time prior to expiration of a futures contract, a Fund may elect to close the position by taking an opposite position, which will operate to terminate the existing position in the contract.

Reverse Repurchase Agreements.  Certain Funds may enter into reverse repurchase agreements, which involve the sale of securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. The securities purchased with the funds obtained from the agreement and securities collateralizing the agreement will have maturity dates no later than the repayment date. Generally, the effect of such transactions is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases the Fund is able to keep some of the interest income associated with those securities. Such transactions are only advantageous if the Fund has an opportunity to earn a greater rate of return on the cash derived from these transactions than the interest cost of obtaining the same amount of cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available and the Funds intend to use the reverse repurchase technique only when the Adviser or Sub-Adviser believes it will be advantageous to a Fund. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of the Fund’s assets. The custodian bank will maintain a separate account for a Fund with securities having a value equal to or greater than such commitments. Under the 1940 Act, reverse repurchase agreements are considered borrowings.

Risks of Futures and Options Transactions.  There are several risks accompanying the utilization of futures contracts and options on futures contracts. First, there is no guarantee that a liquid market will exist for a futures contract at a specified time. The Funds or Underlying Funds would utilize futures contracts only if an active market exists for such contracts.

Furthermore, because, by definition, futures contracts project price levels in the future and not current levels of valuation, market circumstances may result in a discrepancy between the price of the future and the movement in the Funds’ Underlying Indexes or an Underlying Fund’s Underlying Index. In the event of adverse price movements, a Fund or an Underlying Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Fund or an Underlying Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, a Fund or an Underlying Fund may be required to deliver the instruments underlying futures contracts it has sold.

The risk of loss in trading futures contracts or uncovered call options in some strategies (e.g., selling uncovered stock index futures contracts) potentially is unlimited. No Fund plans to use futures and options contracts in this way. The risk of a futures position may still be large as traditionally measured due to the low margin deposits required. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit. The Funds and the Underlying Funds, however, intend to utilize futures and options in a manner designed to limit their risk exposure to levels comparable to direct investment in stocks.

Utilization of futures and options on futures by the Funds or the Underlying Funds involves the risk of imperfect or even negative correlation to an underlying index if the index underlying the futures contract differs from the Underlying Indexes of either the Funds or the Underlying Funds.

There also is the risk of loss of margin deposits in the event of bankruptcy of a broker with whom the Funds or the Underlying Funds have an open position in the futures contract or option; however, this risk substantially is minimized because (a) of the regulatory requirement that the broker has to “segregate” customer funds from its corporate funds, and (b) in the case of regulated exchanges in the United States, the clearing corporation stands behind the broker to make good losses in such a situation. The purchase of put or call options could be based upon predictions by the Adviser of the Funds or the Underlying Funds’ investment adviser as to anticipated trends, which could prove to be incorrect and a part or all of the premium paid therefore could be lost.

Because the futures market imposes less burdensome margin requirements than the securities market, an increased amount of participation by speculators in the futures market could result in price fluctuations. Certain financial futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount by which the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting the Funds or the Underlying Funds to substantial losses. In the event of adverse price movements, the Funds and the Underlying Funds would be required to make daily cash payments of variation margin.

Although the Funds intend to enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for the contracts at any particular time.

Rule 144A Securities Risk.  A Fund may invest in securities that are normally purchased or resold pursuant to Rule 144A under the Securities Act. Rule 144A securities are restricted securities that are not publicly traded. As such Rule 144A securities may be subject to legal restrictions on resale. Rule 144A securities are generally not traded on established markets and may be illiquid, difficult to value and subject to wide fluctuations in value. Delay or difficulty in selling such securities may result in a loss to a Fund.

Russian Securities Risk.  The United States and the European Union have imposed economic sanctions on certain Russian individuals and entities, and either the United States or the European Union also could institute broader sanctions. The current sanctions, or the threat of further sanctions, may result in the decline of the value or liquidity of Russian securities, a weakening of the ruble or other adverse consequences to the Russian economy, any of which could negatively impact the investments in Russian securities by certain Funds. These economic sanctions also could result in the immediate freeze of Russian securities, which could impair the ability of a Fund to buy, sell, receive or deliver those securities. Both the existing and potential future sanctions also could result in Russia taking counter measures or retaliatory actions, which may impair further the value or liquidity of Russian securities, and therefore may negatively impact a Fund.

Structured Notes.  A structured note is a derivative security for which the amount of principal repayment and/or interest payments is based on the movement of one or more “factors.” These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate or LIBOR), referenced bonds and stock indices. Some of these factors may or may not correlate to the total rate of return on one or more underlying instruments referenced in such notes. Investments in structured notes involve risks including interest rate risk, credit risk and market risk. Depending on the factor(s) used and the use of multipliers or deflators, changes in interest rates and movement of such factor(s) may cause significant price fluctuations. Structured notes may be less liquid than other types of securities and more volatile than the reference factor underlying the note. This means that the Funds may lose money if the issuer of the note defaults, as the Funds may not be able to readily close out its investment in such notes without incurring losses.

Under the pertinent terms of the 2012 Order, each Fund may invest in registered investment companies in excess of the 3% limitations imposed by Sections 12(d)(1)(A) and 12(d)(1)(C) of the 1940 Act. The total amount of securities held by a Fund, both individually and when aggregated with all other shares of the acquired fund held by other registered investment companies or private investment pools advised by the Adviser or its affiliates (as well as shares held by the Adviser and its affiliates) cannot exceed 25% of the outstanding voting securities of the acquired investment company, and none of these entities (including the Funds) may individually or collectively exert a controlling influence over the acquired investment company. Each Fund may not rely on the 2012 Order to acquire an investment company that itself has ownership of investment company shares in excess of the limitations contained in Section 12(d)(1)(A) of the 1940 Act. To the extent necessary to comply with the provisions of the 1940 Act or the 2012 Order, on any matter upon which an underlying investment company’s shareholders are solicited to vote, the Adviser will vote the underlying investment company shares in the same general proportion as shares held by other shareholders of the underlying investment company.

In addition, the Trust has previously obtained exemptive relief in 2007 that allows other investment companies to acquire shares of the Funds in excess of the limitations imposed by Section 12(d)(1)(A) (the “2007 Order”). This relief is conditioned on those acquiring funds obtaining a participation agreement signed by both the acquiring fund and the Fund that it wishes to acquire in excess of the 12(d)(1)(A) limitations. If a Fund relies on the 2012 Order, it will not enter into a participation agreement pursuant to the 2007 Order, and if a Fund has a signed participation agreement in effect pursuant to the 2007 Order, it will not rely on the 2012 Order.

Swap Agreements.  Certain Funds may enter into swap agreements. Swap agreements are contracts between parties in which one party agrees to make periodic payments to the other party (the “Counterparty”) based on the change in market value or level of a specified rate, index or asset. In return, the Counterparty agrees to make periodic payments to the first party based on the return of a different specified rate, index or asset. Swap agreements usually are on a net basis, with the respective Funds receiving or paying only the net amount of the two payments. The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or highly liquid securities having an aggregate value at least equal to the accrued excess is maintained in an account at the Trust’s custodian bank.

The risk of loss with respect to swaps generally is limited to the net amount of payments that a Fund is contractually obligated to make. Swap agreements are subject to the risk that the Counterparty will default on its obligations. If such a default were to occur, a Fund will have contractual remedies pursuant to the agreements related to the transaction. However, such remedies may be subject to bankruptcy and insolvency laws, which could affect a Fund’s rights as a creditor (e.g., the Fund may not receive the net amount of payments that it contractually is entitled to receive).

In a total return swap transaction, one party agrees to pay the other party an amount equal to the total return on a defined underlying asset or a non-asset reference during a specified period of time. The underlying asset might be a security or basket of securities, and the non-asset reference could be a securities index. In return, the other party would make periodic payments based on a fixed or variable interest rate or on the total return from a different underlying asset or non-asset reference. The payments of the two parties could be made on a net basis.

Total return swaps could result in losses for a Fund if the underlying asset or reference does not perform as anticipated. Total return swaps can have the potential for unlimited losses. A Fund may lose money in a total return swap if the Counterparty fails to meet its obligations.

In the event that a Fund uses swap agreements, it will earmark or segregate assets in the form of cash and/or cash equivalents in an amount equal to the aggregate market value of the swaps of which it is the seller, marked-to-market on a daily basis.

U.S. Government Obligations.  Certain Funds may invest in short-term U.S. Government obligations. U.S. Government obligations are a type of bond and include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities. These include bills, notes and bonds issued by the U.S. Treasury, as well as “stripped” or “zero coupon” U.S. Treasury obligations representing future interest or principal payments on U.S. Treasury notes or bonds.

Stripped securities are created when the issuer separates the interest and principal components of an instrument and sells them as separate securities. In general, one security is entitled to receive the interest payments on the underlying assets (the interest only or “IO” security) and the other to receive the principal payments (the principal only or “PO” security). Some stripped securities may receive a combination of interest and principal payments. The yields to maturity on IOs and POs are sensitive to the expected or anticipated rate of principal payments (including prepayments) on the related underlying assets, and principal payments may have a material effect on yield to maturity. If the underlying assets experience greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IOs. Conversely, if the underlying assets experience less than anticipated prepayments of principal, the yield on POs could be adversely affected. Stripped securities may be highly sensitive to changes in interest rates and rates of prepayment.

Short-term obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association (“GNMA”), are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association (“Fannie Mae”), are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the former Student Loan Marketing Association (“SLMA”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; still others, although issued by an instrumentality chartered by the U.S. Government, like the Federal Farm Credit Bureau (“FFCB”), are support only by the credit of the instrumentality.

In 2008, the Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation (“Freddie Mac”) into conservatorship. Since that time, Fannie Mae and Freddie Mac have received significant capital support through U.S. Treasury preferred stock purchases as well as U.S. Treasury and Federal Reserve purchases of their mortgage-backed securities. While the purchase programs for mortgage-backed securities ended in 2010, the U.S. Treasury continued its support for the entities’ capital as necessary to prevent a negative net worth. However, no assurance can be given that the Federal Reserve, U.S. Treasury, or FHFA initiatives discussed above will ensure that Fannie Mae and Freddie Mac will remain successful in meeting their obligations with respect to the debt and mortgage-backed securities they issue. In addition, Fannie Mae and Freddie Mac are also the subject of several continuing class action lawsuits and investigations by federal regulators, which (along with any resulting financial restatements) may adversely affect the guaranteeing entities. Importantly, the future of the entities is in serious question as the U.S. Government is considering multiple options, ranging from significant reform, nationalization, privatization, consolidation, or abolishment of the entities.

The FHFA and the U.S. Treasury (through its agreements to purchase preferred stock of Fannie Mae and Freddie Mac) also have imposed strict limits on the size of the mortgage portfolios of Fannie Mae and Freddie Mac. In August 2012, the U.S. Treasury amended its preferred stock purchase agreements to provide that the portfolios of Fannie Mae and Freddie Mac will be wound down at an annual rate of 15 percent (up from the previously agreed annual rate of 10 percent), requiring Fannie Mae and Freddie Mac to reach the $250 billion target four years earlier than previously planned. Further, when a ratings agency downgraded long-term U.S. Government debt in August 2011, the agency also downgraded the bond ratings of Fannie Mae and Freddie Mac, from AAA to AA+, based on their direct reliance on the U.S. Government (although that rating did not directly relate to their mortgage-backed securities). The U.S. Government’s commitment to ensure that Fannie Mae and Freddie Mac have sufficient capital to meet their obligations was, however, unaffected by the downgrade.

The U.S. Treasury has put in place a set of financing agreements to help ensure that these entities continue to meet their obligations to holders of bonds they have issued or guaranteed. The U.S. Government may choose not to provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not legally obligated to do so, in which case, if the issuer were to default, the Fund holding securities of such issuer might not be able to recover their investment from the U.S. Government.

U.S. Registered Securities of Foreign Issuers.  Certain Funds may invest in U.S. registered, dollar-denominated bonds of foreign corporations, governments, agencies and supra-national entities, preferred securities of foreign issuers, or preferred securities otherwise exempt from registration. Investing in U.S.

registered, dollar-denominated, investment grade bonds or preferred securities issued by non-U.S. issuers involves some risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability that could affect U.S. investments in foreign countries, and potential restrictions of the flow of international capital. Foreign companies may be subject to less governmental regulation than U.S. issuers. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

When Issued and Delayed Delivery Transactions.  Invesco Senior Loan ETF may also purchase and sell interests in senior loans and other portfolio securities on a when issued and delayed delivery basis. No income accrues to the Fund on such interests or securities in connection with such purchase transactions prior to the date that the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuation; the value of the interests in senior loans and other portfolio debt securities at delivery may be more or less than their purchase price, and yields generally available on such interests or securities when delivery occurs may be higher or lower than yields on the interests or securities obtained pursuant to such transactions. Because the Fund relies on the buyer or seller, as the case may be, to consummate the transaction, failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When the Fund is the buyer in such a transaction, however, it will maintain, in a segregated account with its custodian, cash, liquid securities or liquid senior loans having an aggregate value at least equal to the amount of such purchase commitments until payment is made. The Fund will make commitments to purchase such interests or securities on such basis only with the intention of actually acquiring these interests or securities, but the Fund may sell such interests or securities prior to the settlement date if such sale is considered to be advisable. To the extent the Fund engages in when issued and delayed delivery transactions, it will do so for the purpose of acquiring interests or securities for the Fund’s portfolio consistent with the Fund’s investment objective and policies and not for the purpose of investment leverage. No specific limitation exists as to the percentage of the Fund’s assets which may be used to acquire securities on a when issued or delayed delivery basis.

California

Economic Condition and Outlook.  California’s economy, the largest among the 50 states and one of the largest in the world, has major components in high technology, trade, entertainment, agriculture, manufacturing, government, tourism, construction and services. California is by far the most populous state in the nation. The July 2017 estimate of California’s population is 39.6 million residents, which is 12% of the total U.S. population. During the recent recession, which officially ended in 2009, the State experienced the most significant economic downturn since the Great Depression of the 1930s. As a result, State tax revenues declined precipitously, resulting in large budget gaps and occasional cash shortfalls in the period 2008 through 2011, which were addressed largely through various spending cuts and deferrals.

California’s unemployment rate was 4.7% in June 2017, compared to 5.5% in June 2016. In September 2018 California’s unemployment rate decreased to 4.1%. In September 2018 total employment was over 18.5 million jobs. Total nonfarm employment increased 2% to 17.2 million jobs in September 2018 compared to September 2017.

The State’s real estate market showed continued growth during fiscal year 2016-17, with the number of residential building permits issued increasing by 10.7%, to nearly 108,000 units, compared to the prior fiscal year. However, commercial construction permits fell 4.0% from the prior year. The median price of homes in California increased during the fiscal year by 7.0%, higher than the 5.4% increase in the prior fiscal year. California is experiencing the lowest housing inventory level in 13 years.

California’s real domestic product increased by 3.0% in 2017, and totaled $2.7 trillion at current prices, making California the fifth largest economy in the world.

Revenues and Expenditures.  The economic downturn of the last few years adversely affected the State’s budget situation. California’s fiscal challenges were exacerbated by unprecedented levels of debts, deferrals, and budgetary obligations accumulated over the prior decade. The 2011 and 2012 Budget Acts addressed this deficit through three dollars of ongoing spending reductions for every dollar of tax increases. The 2012 Budget Act closed a projected budget gap of $15.7 billion over the two fiscal years 2011-12 and 2012-13 and projected a $948 million reserve by June 30, 2013, by enacting a total of $16.6 billion in solutions (including a combination of expenditure reductions, additional revenues and other solutions). The primary government’s general revenues exceeded net unfunded expenses for the fiscal year ended 2013-14, resulting in a positive net position for the first time in five years.

The expenses of the primary government totaled $287.1 billion for the fiscal year ended June 30, 2017. The primary government’s general revenues of $148.5 billion exceeded net unfunded expenses by $9.1 billion, resulting in a 29.9% increase in net position.

The two main State pension funds each face unfunded future liabilities in the tens of billions of dollars. Annually-required General Fund pension contributions to the California Public Employees’ Retirement System (CalPERS) and California State Teachers’ Retirement System (CalSTRS) are estimated to be approximately $3.6 billion and $3.1 billion, respectively, for the fiscal year 2018-19.

Legislation with respect to both CalPERS and CalSTRS and changes made by both systems in actuarial assumptions in the last several years, including expected investment returns and funding methodologies, are expected to result in significant annual increases in the amount the State is required to pay from the General Fund in the foreseeable future.

The State also provides retiree health care and dental benefits to retired State employees and their spouses and dependents (when applicable) and almost exclusively utilizes a “pay-as-you-go” funding policy. The State has an actuarial accrued liability relating to these other post-employment benefits estimated at $91.51 billion as of June 30, 2017 (virtually all unfunded) as compared to an actuarial accrued liability of $76.7 billion estimated as of June 30, 2016.

Obligations of the State of California.  As of July 1, 2018, the State had approximately $83.3 billion of outstanding general obligation bonds and lease revenue bonds payable principally from the State’s General Fund or from lease payments paid from the operating budget of the respective lessees, which operating budgets are primarily, but not exclusively, derived from the General Fund. As of July 1, 2018, there were approximately $33.6 billion of authorized and unissued long-term voter-approved general obligation bonds which, when issued, will be payable principally from the General Fund and approximately $5.3 billion of authorized and unissued lease revenue bonds.

Bond ratings.  The State’s general obligation bonds are rated AA- by S&P, Aa3 by Moody’s and AA- by Fitch (ratings confirmed as of December 24, 2018). There can be no assurance that such ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local California issuers may be unrelated to the creditworthiness of obligations issued by the State of California, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

Other Considerations.  Substantially all of California is within an active geologic region subject to major seismic activity. Northern California, in 1989, and Southern California, in 1994, experienced major earthquakes causing billions of dollars in damages. California has historically been susceptible to wildfires and hydrologic variability including drought. Extreme weather, intensified by climate change, has led to essentially a year-round fire season, with larger and more intense fires. In October and December 2017 wildfires struck the State, destroying thousands of structures and burning over 500,000 acres and contributing to a 2017 total of more than 1.4 million acres burned. The November 2018 Camp Fire has been the single deadliest and most destructive fire in California history, destroying thousands of structures and burning more than 150,000 acres, bringing the 2018 total to over 1.6 million acres burned. The total costs of the 2017 and 2018 fires are estimated to be in the billions of dollars and the full economic impacts may not be realized for years. The State’s and any other municipal issuers’ outstanding obligations could be affected by an interruption of revenues because of damaged facilities, or, consequently, income tax deductions for casualty losses or property tax assessment reductions due to earthquakes or fire.

New York

Economic condition and outlook.  New York is the fourth most populous state in the nation and has a relatively high level of personal wealth. The State’s economy is diverse, with a comparatively large share of the nation’s financial activities, information, education, and health services employment, and a very small share of the nation’s farming and mining activity. New York’s private sector labor market is showing signs of strengthening after a two-year period of gradual deceleration that started in late 2015. Consistent with national and global trends, job growth has improved in the utilities; wholesale trade; transportation and warehousing; finance and insurance; real estate and leasing; and management and administrative service sectors. In contrast, the manufacturing and retail trade sectors continue to exhibit losses, while growth in the leisure and hospital sector has continued to slow. The Division of the Budget of the State of New York (“DOB”) projects wage growth of 4.4% and private sector job growth of 1.5% for 2017.

In 2017, total employment in the State increased by nearly 114,000 jobs, to over 9.5 million. Most of the job gains were concentrated in the downstate region, with the largest growth occurring in New York City. Wages increased at a faster r ate at both the national and State levels in 2017 than in 2016. Gain in wages in New York (5.2%) were stronger than those nationally (4.7%). The finance and insurance sector in New York had the highest percentage growth in total wages, while the information sector had the lowest.

New York City is the nation’s leading center for banking and finance and, as a result, this is a far more important sector for the State than for the nation as a whole. Although this sector accounts for less than one-tenth of all nonagricultural jobs in the State, it contributes more than one-fifth of total wages. The securities industry in New York City has a significant impact on the downstate economy in particular, with typically high-paid jobs and large bonuses. Industrywide, profits increased by 42% in 2017 with the average bonus in the securities industry in New York City increasing by 17%. However, industry employment in New York City was essentially flat in 2017.

General governmental results.  An operating surplus of $2.4 billion is reported in the General Fund for the fiscal year ended March 31, 2018. As a result, the General Fund now has an accumulated fund balance of $4.7 billion. The State completed its fiscal year ended March 31, 2018 with a combined Governmental Funds operating surplus of $2.5 billion as compared to a combined Governmental Funds operating deficit in the preceding fiscal year of $3.4 billion. The combined operating surplus of $2.5 billion for the fiscal year ended March 31, 2018 included an operating surplus in the General Fund of $2.4 billion, an operating surplus in the Federal Special Revenue Fund of $9 million, an operating deficit in the General Debt Service Fund of $711 million and an operating surplus in Other Governmental Funds of $852 million.

State budgetary outlook.  From the beginning of fiscal year 2015 through fiscal year 2018, DOB estimates that the State has received a total of $11.2 billion in Extraordinary Monetary Settlements for violations of State laws by major financial and other institutions. The State expects to end fiscal year 2019 with a General Fund cash balance of $6.5 billion, or $1.9 billion lower than the closing balance at the end of fiscal year 2018. The change is due almost entirely to the expected use of the $1.9 billion in cash received in fiscal year 2018 attributed to taxpayer behavior, principally the acceleration of tax payments in response to the federal limit on sales and local tax deductibility, which became effective January 1, 2018. Balances in the State’s principal “rainy day” reserves, the Tax Stabilization Reserve and the Rainy Day Reserve, are expected to remain unchanged at $1.8 billion.

Storms in recent years, including Superstorm Sandy, Hurricane Irene, and Tropical Strom Lee, have demonstrated vulnerabilities in the State’s infrastructure (including mass transit systems, power transmission and distribution systems, and other critical lifelines) to extreme weather events including coastal flooding caused by storm surges. The State continues to recover from the damage sustained during three powerful storms that crippled entire regions. In August 2011, Hurricane Irene disrupted power and caused extensive flooding to various New York State counties. In September 2011, Tropical Storm Lee caused flooding in additional New York State counties and, in some cases, exacerbated the damage caused by Hurricane Irene two weeks earlier. On Oct. 29, 2012, Superstorm Sandy struck the East Coast, causing widespread infrastructure damage and economic losses to the greater New York region. The frequency and intensity of these storms present economic and financial risks to the State. Reimbursement claims for costs of the immediate response, recovery, and future mediation efforts continue, largely supported by federal funds. In January 2013, the federal government approved approximately $60 billion in Federal disaster aid for general recovery, rebuilding, and mitigation activity nationwide. It is anticipated that New York State, the Metropolitan Transit Authority, and New York State localities may receive approximately one-half of this amount over the coming years for response, recovery and mitigation costs.

Debt and other financing activities.  The State’s debt levels are typically measured by the DOB using two categories: State supported debt and State-related debt. State-supported debt represents obligations of the State that are paid from traditional State resources (i.e., tax revenue) and have a budgetary impact. It includes general obligation debt, to which the full faith and credit of the State has been pledged, and lease-purchase and contractual obligations of public authorities and municipalities, where the State’s legal obligation to make payments to those public authorities and municipalities is subject to and paid from annual appropriations made by the Legislature. These include the State Personal Income Tax (“PIT”) Revenue Bond Program and the State Sales Tax Revenue Bond program. The State reports that it has never defaulted on any of its general obligation indebtedness, PIT Revenue Bonds, Sales Tax Revenue Bonds, or its obligations under lease purchase or contractual obligation financing arrangements. At March 31, 2018, the State had $2.4 billion in general obligation bonds outstanding. The total amount of general obligation bonds authorized but not issued at March 31, 2018 was $2.6 billion. At March 31, 2018, the State had $5 6.3 billion in bonds, notes, and other financing agreements outstanding compared with $56.2 billion in the prior year, an increase of $46 million.

New York City (the “City”).  The fiscal demands on New York may be affected by the fiscal condition of the City, which relies in part on State aid to balance its budget and meet its cash requirements. It is also possible that the State’s finances may be affected by the ability of the City, and its related issuers, to market securities successfully in the public credit markets.

The City, with an estimated population of 8.6 million is the most populous city in the US. Its non-manufacturing economy is broadly based, with the banking, securities, insurance, technology, information, publishing, fashion, design, retailing and education and health care industries accounting for a significant portion of the City’s total employment earnings. Additionally, the City is a leading tourist destination. Manufacturing activity in the City is conducted primarily in apparel and printing. From 2009 to 2016, the City added 648,700 private sector jobs (growth of 21%). As of June 2018, total employment in the City was 4,512,700 compared to 4,438,300 in June 2017, an increase of 1.7% (not seasonally adjusted). As of June 2018, the total unemployment rate in the City was 4.3%, compared to 4.6% in June 2017, (not seasonally adjusted).

The City had General Fund surpluses of $4.2 billion, $4.0 billion and $3.6 billion before certain expenditures and transfers (discretionary and other) for fiscal years 2017, 2016 and 2015, respectively. For the fiscal years 2017, 2016 and 2015, the General Fund surplus was $5 million after expenditures and transfers (discretionary and other).

Bond ratings.  The State’s general obligation bonds are rated AA+ by S&P, Aa1 by Moody’s and AA+ by Fitch (ratings confirmed as of December 24, 2018). There can be no assurance that such ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local New York issuers may be unrelated to the creditworthiness of obligations issued by the State of New York, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

PORTFOLIO TURNOVER

Each Fund calculates its portfolio turnover rate by dividing the value of the lesser of purchases or sales of portfolio securities for the fiscal period by the monthly average of the value of portfolio securities owned by the Fund during the fiscal period. A 100% portfolio turnover rate would occur, for example, if all of the portfolio securities (other than short-term securities) were replaced once during the fiscal period. Portfolio turnover rates will vary from year to year, depending on market conditions and the nature of the Fund’s holdings. Each of the following Funds experienced significant variation in portfolio turnover during the two most recently completed fiscal years ended August 31 due to an increase or decrease in the application of such Fund’s portfolio turnover rate of respective Underlying Index methodology:

Fund	2018	2018	2017

Invesco DWA Tactical Sector Rotation ETF	62%(1)		163%(2)

Invesco PureBetaSM US Aggregate Bond ETF	20%(1)		0%(7)

Invesco Russell 1000 Enhanced Equal Weight ETF	34%(1)		2%(3)

Invesco Russell 1000 Low Beta Equal Weight ETF	91%(1)		40%(2)

Invesco S&P 500 Momentum ETF	41%(1)		140%(2)

Invesco S&P SmallCap Quality ETF	23%(1)		65%(4)

Invesco Shipping ETF	45%(5)	37%(6)	24%(8)

(1)	For the ten months ended August 31, 2018
(2)	For the fiscal year ended October 31, 2017
(3)	For the period July 11, 2017 to October 31, 2017
(4)	For the period April 3, 2017 to October 31, 2017
(5)	For the three months ended August 31, 2018
(6)	For the fiscal year ended May 31, 2018
(7)	For the period September 27, 2017 to October 31, 2017
(8)	For the fiscal year ended May 31, 2017

DISCLOSURE OF PORTFOLIO HOLDINGS

Quarterly Portfolio Schedule.  The Trust is required to disclose, after its first and third fiscal quarters, the complete schedule of each Fund’s portfolio holdings with the SEC on Form N-Q (or any successor Form). The Trust also discloses a complete schedule of each Fund’s portfolio holdings with the SEC on Form N-CSR after its second and fourth fiscal quarters.

The Trust’s Forms N-Q (or any successor Forms) and Forms N-CSR are available on the SEC’s website at http://www.sec.gov. The Trust’s Forms N-Q (or any successor Forms) and Forms N-CSR will be available without charge, upon request, by calling 1-800-983-0903 or by writing to the Trust at 3500 Lacey Road, Suite 700, Downers Grove, Illinois 60515.

Portfolio Holdings Policy.  The Trust has adopted a policy regarding the disclosure of information about the Trust’s portfolio holdings. The Board must approve all material amendments to this policy.

The Funds’ portfolio holdings are disseminated publicly each day that the Funds are open for business through financial reporting and news services, including publicly accessible Internet websites. In addition, for in-kind creations, a basket composition file, which includes the security names and share quantities to deliver in exchange for Shares, together with estimates and actual cash components, is disseminated publicly each day prior to the opening of the Exchanges via www.invesco.com/capitalmarkets and the National Securities Clearing Corporation (“NSCC”). The basket represents one Creation Unit of each Fund. The Trust, the Adviser, the Sub-Adviser and The Bank of New York Mellon (“BNYM” or the “Administrator”) will not disseminate non-public information concerning the Trust.

Access to information concerning the Funds’ portfolio holdings may be permitted at other times to personnel of third-party service providers, including the Funds’ custodian, transfer agent, auditors and counsel, as may be necessary to conduct business in the ordinary course in a manner consistent with such service providers’ agreements with the Trust on behalf of the Funds.

MANAGEMENT

The primary responsibility of the Board is to represent the interests of the Funds and to provide oversight of the management of the Funds. The Trust currently has ten Trustees. Nine Trustees are not “interested,” as that term is defined under the 1940 Act, and have no affiliation or business connection with the Adviser or any of its affiliated persons and do not own any stock or other securities issued by the Adviser (the “Independent Trustees”). The remaining Trustee (the “Interested Trustee”) is affiliated with the Adviser.

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (defined below) that they oversee and other directorships, if any, that they hold are shown below. The “Fund Complex” includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser. As of the date of this SAI, the “Fund Family” consists of the Trust and five other ETF trusts advised by the Adviser.

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years

Ronn R. Bagge—1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700, Downers Grove, IL 60515	Vice Chairman of the Board; Chairman of the Nominating and Governance Committee and Trustee	Vice Chairman since 2018; Chairman of the Nominating and Governance Committee and Trustee since 2007	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly, Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider).	241	Trustee and Investment Oversight Committee member, Mission Aviation Fellowship (2017-Present).

Todd J. Barre—1957 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700, Downers Grove, IL 60515	Trustee	Since 2010	Assistant Professor of Business, Trinity Christian College (2010-2016); formerly, Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007), and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	241	None

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years

Edmund P. Giambastiani, Jr.—1948 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700, Downers Grove, IL 60515	Trustee	Since 2019	President of Giambastiani Group LLC (national security and energy consulting) (2007-Present); Director of The Boeing Company (2009-Present); Trustee of MITRE Corporation (federally-funded research development) (2008-Present); Director of THL Credit, Inc. (2016-Present) (alternative credit investment manager); Trustee of the U.S. Naval Academy Foundation Athletic & Scholarship Program (2010-Present); Advisory Board Member of the Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development) (2010-Present); Defense Advisory Board Member Lawrence Livermore National Laboratory (2013-Present); formerly, Chairman of Monster Worldwide, Inc. (career services) (2015-2016), Director of Monster Worldwide, Inc. (2008-2011); Lead Director (2011-2015); Advisory Board Member of the Maxwell School of Citizenship and Public Affairs of Syracuse University (2012-2016); United States Navy, career nuclear submarine officer (1970-2007); Seventh Vice Chairman of the Joint Chiefs of Staff (2005-2007); first NATO Supreme Allied Commander Transformation (2003-2005) and Commander, U.S. Joint Forces Command (2002-2005).	153	Trustee, certain funds in the Oppenheimer Funds complex (2013- 2019); Director of Mercury Defense Systems Inc. (information technology) (2011-2013); Independent Director of QinetiQ Group Plc (defense technology and security) (2008-2011); Chairman of Alenia North America, Inc. (military and defense products) (2008-2009); Director of SRA International, Inc. (information technology and services) (2008- 2011).

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years

Victoria J. Herget—1951 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700, Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978) of Zurich Scudder Investments (investment adviser) (and its predecessor firms).	153	Trustee (2000-Present) and Chair (2010-2017) of Newberry Library; Trustee, Mather LifeWays (2001-Present); formerly, Board Chair (2008-2015) and Director (2004-2018) of United Educators; Trustee, certain funds in the Oppenheimer Funds complex (2012-2019); Independent Director of the First American Funds (2003-2011); Trustee, Chikaming Open Lands (2014-Present); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010) of Wellesley College; Trustee, BoardSource (2006-2009) and Chicago City Day School (1994-2005).

Marc M. Kole—1960 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700, Downers Grove, IL 60515	Chairman of the Audit Committee and Trustee	Chairman of the Audit Committee since 2008; Trustee since 2007	Senior Director of Finance, By The Hand Club for Kids (non-for-profit) (2015-Present); formerly, Chief Financial Officer, Hope Network (social services) (2008-2012); Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Regional Chief Financial Officer, United Healthcare (2005); Chief Accounting Officer, Senior Vice President of Finance, Oxford Health Plans (2000-2004); Audit Partner, Arthur Andersen LLP (1996-2000).	241	Treasurer (2018-Present), Finance Committee Member (2015-Present) and Audit Committee Member (2015), Thornapple Evangelical Covenant Church; formerly, Board and Finance Committee Member (2009-2017) and Treasurer (2010-2015, 2017), NorthPointe Christian Schools.

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years

Yung Bong Lim—1964 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700, Downers Grove, IL 60515	Chairman of the Investment Oversight Committee and Trustee	Chairman of the Investment Oversight Committee since 2014; Trustee since 2013	Managing Partner, RDG Funds LLC (real estate) (2008-Present); formerly, Managing Director, Citadel LLC (1999-2007).	241	Advisory Board Member of Performance Trust Capital Partners (2008-Present); Board Director of Beacon Power Services (2019-Present).

Joanne Pace—1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700, Downers Grove, IL 60515	Trustee	Since 2019

Senior Advisor of SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer of Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer of FrontPoint Partners, LLC (alternative investments) (2005-2006); Credit Suisse (investment banking), Managing Director (2003-2005), Global Head of Human Resources and member of Executive Board and Operating Committee

(2004-2005), Global Head of Operations and Product Control (2003-2004); Morgan Stanley, Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003); Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999).

				153

Board Director of Horizon Blue Cross Blue Shield of New Jersey (2012-Present); Advisory Board Director of The Alberleen Group LLC (2012-Present); Governing Council Member (2016-Present) and Chair of Education Committee (2017-Present) of Independent Directors Council (IDC); Board Member of 100 Women in Finance (2015-Present); Advisory Council Member of Morgan Stanley Children’s Hospital (2012-Present); formerly, Trustee, certain funds in the Oppenheimer Funds complex (2012-2019); Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund,

LLC of Oppenheimer Asset Management (2011-2012); Board Director of Managed Funds Association (2008-2010); Board Director of Morgan Stanley Foundation (2007-2010) and Investment Committee Chair (2008-2010).

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years

Gary R. Wicker—1961 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700, Downers Grove, IL 60515	Trustee	Since 2013	Senior Vice President of Global Finance and Chief Financial Officer at RBC Ministries (publishing company) (2013-Present); formerly, Executive Vice President and Chief Financial Officer, Zondervan Publishing (a division of Harper Collins/NewsCorp) (2007-2012); Senior Vice President and Group Controller (2005-2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999), divisions of The Thomson Corporation (information services provider) Senior Audit Manager (1994-1997), PricewaterhouseCoopers LLP.	241	Board Member and Treasurer, Our Daily Bread Ministries Canada (2015-Present); Board and Finance Committee Member, West Michigan Youth For Christ (2010-Present).

Donald H. Wilson—1959 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700, Downers Grove, IL 60515	Chairman of the Board and Trustee	Chairman since 2012; Trustee since 2007	Chairman, President and Chief Executive Officer, McHenry Bancorp Inc. and McHenry Savings Bank (subsidiary) (2018-Present); Chairman and Chief Executive Officer, Stone Pillar Advisors, Ltd. (2010-Present); formerly, President and Chief Executive Officer, Stone Pillar Investments, Ltd. (advisory services to the financial sector) (2016-2018); Chairman, President and Chief Executive Officer, Community Financial Shares, Inc. and Community Bank—Wheaton/Glen Ellyn (subsidiary) (2013-2015); Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief	241	Director, Penfield Children’s Center (2004-Present); Board Chairman, Gracebridge Alliance, Inc. (2015-present).

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.

The Interested Trustee and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex overseen by the Interested Trustee and the other directorships, if any, held by the Interested Trustee, are shown below.

Name, Address and Year of Birth of Interested Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Trustee	Other Directorships Held by Interested Trustee During the Past 5 Years

Kevin M. Carome—1956 Invesco Ltd. Two Peachtree Pointe 1555 Peachtree St., N.E., Suite 1800 Atlanta, GA 30309	Trustee	Since 2010	Senior Managing Director, Secretary and General Counsel, Invesco Ltd. (2007-Present); Director, Invesco Advisers, Inc. (2009-Present); Director (2006-Present) and Executive Vice President (2008-Present), Invesco North American Holdings, Inc.; Executive Vice President (2008-Present), Invesco Investments (Bermuda) Ltd.; Manager, Horizon Flight Works LLC, and Director, Invesco Finance PLC (2011-Present); Director and Secretary (2012-Present), Invesco Services (Bahamas) Private Limited; and Director and Executive Vice President (2014-Present), INVESCO Asset Management (Bermuda) Ltd.; formerly, Director and Executive Vice President, Invesco Finance, Inc. (2011-2019); Director (2006-2018) and Executive Vice President (2008-2018), Invesco Group Services, Inc., Invesco Holding Company (US), Inc.; Director, Invesco Holding Company Limited (2007-2018); Director and Chairman, INVESCO Funds Group, Inc., Senior Vice	241	None

Name, Address and Year of Birth of Interested Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Trustee	Other Directorships Held by Interested Trustee During the Past 5 Years
President, Secretary and General Counsel, Invesco Advisers, Inc. (2003-2006); Director, Invesco Investments (Bermuda) Ltd. (2008-2016); Senior Vice President and General Counsel, Liberty Financial Companies, Inc. (2000-2001); General Counsel of certain investment management subsidiaries of Liberty Financial Companies, Inc. (1998-2000); Associate General Counsel, Liberty Financial Companies, Inc. (1993-1998); Associate, Ropes & Gray LLP.

*	This is the date the Interested Trustee began serving the Trust. The Interested Trustee serves an indefinite term, until his successor is elected.

Name, Address and Year of Birth of Executive Officer	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During at Least the Past 5 Years

Daniel E. Draper—1968 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	President and Principal Executive Officer	Since 2015	Chief Executive Officer, Manager and Principal Executive Officer, Invesco Specialized Products, LLC (2018-Present); President and Principal Executive Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2015-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Chief Executive Officer and Principal Executive Officer (2016-Present) and Managing Director (2013-Present), Invesco Capital Management LLC; Senior Vice President, Invesco Distributors, Inc. (2014-Present); formerly, Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2013-2015) and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2015); Managing Director, Credit Suisse Asset Management (2010-2013) and Lyxor Asset Management/Societe Generale (2007-2010).

Kelli Gallegos—1970 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President and Treasurer	Since 2018	Assistant Treasurer, Invesco Specialized Products, LLC (2018-Present); Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2018-Present); Principal Financial and Accounting Officer-Pooled Investments, Invesco Capital Management LLC (2018-Present); Vice President, Principal Financial Officer (2016-Present) and Assistant Treasurer (2008-Present), The Invesco Funds; formerly, Assistant Treasurer Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2012-2018), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2018) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-2018); Assistant Treasurer, Invesco Capital Management LLC (2013-2018); and Assistant Vice President, The Invesco Funds (2008-2016).

Name, Address and Year of Birth of Executive Officer	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During at Least the Past 5 Years

Peter Hubbard—1981 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2009	Vice President, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2009-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Vice President and Director of Portfolio Management, Invesco Capital Management LLC (2010-Present); formerly, Vice President of Portfolio Management, Invesco Capital Management LLC (2008-2010); Portfolio Manager, Invesco Capital Management LLC (2007-2008); Research Analyst, Invesco Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

Sheri Morris—1964 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2012	President and Principal Executive Officer, The Invesco Funds (2016-Present); Treasurer, The Invesco Funds (2008-Present); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2009-Present) and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2012-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); formerly, Vice President and Principal Financial Officer, The Invesco Funds (2008-2016); Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2011-2013); Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Anna Paglia—1974 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Secretary	Since 2011	Secretary, Invesco Specialized Products, LLC (2018-Present); Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2011-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2015-Present); Head of Legal (2010-Present) and Secretary (2015-Present), Invesco Capital Management LLC; Manager and Assistant Secretary, Invesco Indexing LLC (2017-Present); formerly, Partner, K&L Gates LLP (formerly, Bell Boyd & Lloyd LLP) (2007-2010); Associate Counsel at Barclays Global Investors Ltd. (2004-2006).

Rudolf E. Reitmann—1971 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2013	Head of Global Exchange Traded Funds Services, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2013-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Head of Global Exchange Traded Funds Services, Invesco Capital Management LLC (2013-Present); Vice President, Invesco Capital Markets, Inc. (2018-Present).

Name, Address and Year of Birth of Executive Officer	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During at Least the Past 5 Years

David Warren—1957 Invesco Canada Ltd. 5140 Yonge Street, Suite 800 Toronto, Ontario M2N 6X7	Vice President	Since 2009	Manager, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, and Invesco Actively Managed Exchange-Traded Fund Trust (2009-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Managing Director—Chief Administrative Officer, Americas, Invesco Capital Management LLC; Senior Vice President, Invesco Advisers, Inc. (2009-Present); Director, Invesco Inc. (2009-Present); Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) (2011-Present); Chief Administrative Officer, North American Retail, Invesco Ltd. (2007-Present); Director, Invesco Corporate Class Inc. (2014-Present); Director, Invesco Global Direct Real Estate Feeder GP Ltd. (2015-Present); Director, Invesco Canada Holdings Inc. (2002-Present); Director, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée and Trimark Investments Ltd./Placements Trimark Ltée (2014-Present); Director, Invesco IP Holdings (Canada) Ltd. (2016-Present); Director, Invesco Global Direct Real Estate GP Ltd. (2015-Present); formerly, Managing Director—Chief Administrative Officer, Americas, Invesco Capital Management LLC (2013-2019); Senior Vice President, Invesco Management Group, Inc. (2007-2018); Executive Vice President and Chief Financial Officer, Invesco Inc. (2009-2015); Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) (2000-2011).

Melanie Zimdars—1976 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chief Compliance Officer	Since 2017	Chief Compliance Officer, Invesco Specialized Products, LLC (2018-Present); Chief Compliance Officer, Invesco Capital Management LLC (2017-Present); Chief Compliance Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2017-Present); formerly, Vice President and Deputy Chief Compliance Officer at ALPS Holding, Inc. (2009-2017); Mutual Fund Treasurer/Chief Financial Officer at Wasatch Advisors, Inc. (2005-2008); Compliance Officer, U.S. Bancorp Fund Services, LLC (2001-2005).

*	This is the date the Officer began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

For each Trustee, the dollar range of equity securities beneficially owned by the Trustee in the Trust and in all registered investment companies overseen by the Trustee as of December 31, 2017, is shown below. Admiral Edmund P. Giambastiani, Jr., Ms. Victoria J. Herget and Ms. Joanne Pace were appointed as trustees of the Trust effective May 24, 2019, and did not hold any equity securities of the Funds or the Fund Complex as of December 31, 2018.

Name of Trustee	Dollar Range of Equity Securities in Invesco 1-30 Laddered Treasury ETF	Dollar Range of Equity Securities in Invesco California AMT-Free Municipal Bond ETF	Dollar Range of Equity Securities in Invesco CEF Income Composite ETF
Independent Trustees
Ronn R. Bagge	None	None	None

Todd J. Barre	None	None	None

Marc M. Kole	None	None	None

Yung Bong Lim	None	None	$50,001-$100,000

Gary R. Wicker	None	None	None

Donald H. Wilson	None	None	$50,001-$100,000

Interested Trustee
Kevin M. Carome	None	None	None

Name of Trustee	Dollar Range of Equity Securities in Invesco DWA Small Cap Momentum ETF	Dollar Range of Equity Securities in Invesco DWA Tactical Multi-Asset Income ETF	Dollar Range of Equity Securities in Invesco DWA Tactical Sector Rotation ETF	Dollar Range of Equity Securities in Invesco Fundamental High Yield Corporate Bond ETF	Dollar Range of Equity Securities in Invesco Fundamental Investment Grade Corporate Bond ETF
Independent Trustees
Ronn R. Bagge	None	None	None	None	None

Todd J. Barre	None	None	None	None	None

Marc M. Kole	None	None	None	None	None

Yung Bong Lim	None	over $100,000	None	None	None

Gary R. Wicker	None	None	None	None	None

Donald H. Wilson	None	None	None	None	None

Interested Trustee
Kevin M. Carome	None	None	None	None	None

Name of Trustee	Dollar Range of Equity Securities in Invesco KBW Bank ETF	Dollar Range of Equity Securities in Invesco KBW High Dividend Yield Financial ETF	Dollar Range of Equity Securities in Invesco KBW Premium Yield Equity REIT ETF	Dollar Range of Equity Securities in Invesco KBW Property & Casualty Insurance ETF	Dollar Range of Equity Securities in Invesco KBW Regional Banking ETF
Independent Trustees
Ronn R. Bagge	None	None	None	None	None

Todd J. Barre	None	None	None	None	None

Marc M. Kole	None	None	None	None	None

Yung Bong Lim	None	None	None	None	None

Gary R. Wicker	None	None	None	None	None

Donald H. Wilson	None	None	None	None	None

Interested Trustee
Kevin M. Carome	None	None	None	None	None

Name of Trustee	Dollar Range of Equity Securities in Invesco Ladder-Rite 0-5 Year Corporate Bond ETF	Dollar Range of Equity Securities in Invesco National AMT- Free Municipal Bond ETF	Dollar Range of Equity Securities in Invesco New York AMT-Free Municipal Bond ETF	Dollar Range of Equity Securities in Invesco Preferred ETF	Dollar Range of Equity Securities in PowerShares PureBeta MSCI USA ETF
Independent Trustees
Ronn R. Bagge	None	None	None	None	None

Todd J. Barre	None	None	None	over $100,000	None

Marc M. Kole	None	None	None	None	None

Yung Bong Lim	None	over $100,000	None	None	None

Gary R. Wicker	None	None	None	None	None

Donald H. Wilson	None	None	None	None	None

Interested Trustee
Kevin M. Carome	None	None	None	None	None

Name of Trustee	Dollar Range of Equity Securities in Invesco PureBeta MSCI USA Small Cap ETF	Dollar Range of Equity Securities in Invesco PureBeta US Aggregate Bond ETF	Dollar Range of Equity Securities in Invesco Russell 1000 Enhanced Equal Weight ETF	Dollar Range of Equity Securities in Invesco Russell 1000 Equal Weight ETF	Dollar Range of Equity Securities in Invesco Russell 1000 Low Beta Equal Weight ETF
Independent Trustees
Ronn R. Bagge	None	None	None	None	None

Todd J. Barre	None	None	None	None	None

Marc M. Kole	None	None	None	None	None

Yung Bong Lim	None	None	None	None	None

Gary R. Wicker	None	None	None	None	None

Donald H. Wilson	None	None	None	None	None

Interested Trustee
Kevin M. Carome	None	None	None	None	None

Name of Trustee	Dollar Range of Equity Securities in Invesco S&P 500® ex-Rate Sensitive Low Volatility ETF	Dollar Range of Equity Securities in Invesco S&P 500® High Beta ETF	Dollar Range of Equity Securities in Invesco S&P 500® High Dividend Low Volatility ETF	Dollar Range of Equity Securities in Invesco S&P 500® Low Volatility ETF	Dollar Range of Equity Securities in Invesco S&P 500 Minimum Variance ETF	Dollar Range of Equity Securities in Invesco S&P 500 Momentum ETF
Independent Trustees
Ronn R. Bagge	None	None	over $100,000	over $100,000	None	None

Todd J. Barre	None	None	None	None	None	None

Marc M. Kole	None	None	None	None	None	None

Yung Bong Lim	None	None	None	None	None	None

Gary R. Wicker	None	None	None	None	None	None

Donald H. Wilson	None	None	None	None	None	None

Interested Trustee
Kevin M. Carome	None	None	$50,001-$100,000	None	None	None

Name of Trustee	Dollar Range of Equity Securities in Invesco S&P 500 Enhanced Value ETF	Dollar Range of Equity Securities in Invesco S&P High Income Infrastructure ETF	Dollar Range of Equity Securities in Invesco S&P MidCap Low Volatility ETF	Dollar Range of Equity Securities in Invesco S&P SmallCap Consumer Discretionary ETF	Dollar Range of Equity Securities in Invesco S&P SmallCap Consumer Staples ETF	Dollar Range of Equity Securities in Invesco S&P SmallCap Energy ETF
Independent Trustees
Ronn R. Bagge	None	None	None	None	None	None

Todd J. Barre	None	None	None	None	None	None

Marc M. Kole	None	None	None	None	None	None

Yung Bong Lim	None	None	None	None	None	None

Gary R. Wicker	None	None	None	None	None	None

Donald H. Wilson	None	None	None	None	None	None

Interested Trustee
Kevin M. Carome	None	None	None	None	None	None

Name of Trustee	Dollar Range of Equity Securities in Invesco S&P SmallCap Financials ETF	Dollar Range of Equity Securities in Invesco S&P SmallCap Health Care ETF	Dollar Range of Equity Securities in Invesco S&P SmallCap High Dividend Low Volatility ETF	Dollar Range of Equity Securities in Invesco S&P SmallCap Industrials ETF	Dollar Range of Equity Securities in Invesco S&P SmallCap Information Technology ETF	Dollar Range of Equity Securities in Invesco S&P SmallCap Low Volatility ETF	Dollar Range of Equity Securities in Invesco S&P SmallCap Materials ETF
Independent Trustees

Ronn R. Bagge	None	None	None	None	None	None	None

Todd J. Barre	None	None	None	None	None	None	None

Marc M. Kole	None	None	None	None	None	None	None

Yung Bong Lim	None	None	None	None	None	None	None

Gary R. Wicker	None	None	None	None	None	None	None

Donald H. Wilson	None	None	None	None	None	None	None

Interested Trustee
Kevin M. Carome	None	None	None	None	None	None	None

Name of Trustee	Dollar Range of Equity Securities in Invesco S&P SmallCap Quality ETF	Dollar Range of Equity Securities in Invesco S&P SmallCap Utilities & Communication Services ETF	Dollar Range of Equity Securities in Invesco S&P Senior Loan ETF	Dollar Range of Equity Securities in Invesco Shipping ETF	Dollar Range of Equity Securities in Invesco Solar ETF	Dollar Range of Equity Securities in Invesco Taxable Municipal ETF
Independent Trustees
Ronn R. Bagge	None	None	None	None	None	None

Todd J. Barre	None	None	$50,001-$100,000	None	None	None

Marc M. Kole	None	None	None	None	None	None

Yung Bong Lim	None	None	over $100,000	None	None	over $100,000

Gary R. Wicker	None	None	None	None	None	None

Donald H. Wilson	None	None	$10,001-$50,000	None	None	$50,001-$100,000

Interested Trustee
Kevin M. Carome	None	None	$50,001-$100,000	None	None	None

Name of Trustee	Dollar Range of Equity Securities in Invesco Treasury Collateral ETF	Dollar Range of Equity Securities in Invesco Variable Rate Preferred ETF	Dollar Range of Equity Securities in Invesco VRDO Tax-Free Weekly ETF	Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Fund Family
Independent Trustees
Ronn R. Bagge	None	over $100,000	None	over $100,000

Todd J. Barre	None	None	None	over $100,000

Marc M. Kole	None	None	None	over $100,000

Yung Bong Lim	None	None	None	over $100,000

Gary R. Wicker	None	None	None	over $100,000

Donald H. Wilson	None	None	None	over $100,000

Interested Trustee
Kevin M. Carome	None	None	None	over $100,000

The dollar range of Shares for Mr. Lim includes Shares of certain funds in which Mr. Lim is deemed to be invested pursuant to the Trust’s deferred compensation plan (“DC Plan”), which is described below.

As of December 31, 2017, as to each Independent Trustee and his immediate family members, no person owned, beneficially or of record, securities in an investment adviser or principal underwriter of the Funds, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment adviser or principal underwriter of the Funds.

Board and Committee Structure.  As noted above, the Board is responsible for oversight of the Funds, including oversight of the duties performed by the Adviser for each Fund under the investment advisory agreement (the “Investment Advisory Agreement”). The Board generally meets in regularly scheduled meetings five times a year, and may meet more often as required. During the Trust’s fiscal year ended August 31, 2018, the Board held eight meetings.

The Board has three standing committees, the Audit Committee, the Investment Oversight Committee and the Nominating and Governance Committee, and has delegated certain responsibilities to those Committees.

Messrs. Kole (Chair), Wicker and Wilson and Ms. Pace currently serve as members of the Audit Committee. The Audit Committee has the responsibility, among other things, to: (i) approve and recommend to the Board the selection of the Trust’s independent registered public accounting firm, (ii) review the scope of the independent registered public accounting firm’s audit activity, (iii) review the audited financial statements and (iv) review with such independent registered public accounting firm the adequacy and the effectiveness of the Trust’s internal controls over financial reporting. During the fiscal year ended August 31, 2018, the Audit Committee held seven meetings.

Messrs. Bagge, Barre and Lim (Chair) and Admiral Giambastiani and Ms. Herget currently serve as members of the Investment Oversight Committee. The Investment Oversight Committee has the responsibility, among other things, (i) to review fund investment performance, including tracking error and correlation to a Fund’s respective Underlying Index, (ii) to review any proposed changes to a Fund’s investment policies, comparative benchmark indices or underlying index, and (iii) to review a Fund’s market trading activities and portfolio transactions. During the fiscal year ended August 31, 2018, the Investment Oversight Committee held four meetings.

Messrs. Bagge (Chair), Barre, Kole, Lim, Wicker and Wilson and Admiral Giambastiani and Mses. Herget and Pace currently serve as members of the Nominating and Governance Committee. The Nominating and Governance Committee has the responsibility, among other things, to identify and recommend individuals for Board membership and evaluate candidates for Board membership. The Board will consider recommendations for trustees from shareholders. Nominations from shareholders should be in writing and sent to the Secretary of the Trust to the attention of the Chairman of the Nominating and Governance Committee, as described below under the caption “Shareholder Communications.” During the fiscal year ended August 31, 2018, the Nominating and Governance Committee held four meetings.

Mr. Wilson, one of the Independent Trustees, serves as the chairman of the Board (the “Independent Chair”). The Independent Chair, among other things, chairs the Board meetings, participates in the preparation of the Board agendas and serves as a liaison between, and facilitates communication among, the other Independent Trustees, the full Board, the Adviser and other service providers with respect to Board matters. Mr. Bagge, as Chair of the Nominating and Governance Committee, serves as vice chair of the Board (the “Vice Chair”). In the absence of the Independent Chair, the Vice Chair is responsible for all of the Independent Chair’s duties and may exercise any of the Independent Chair’s powers. The Chairs of each Committee also serve as liaisons between the Adviser and other service providers and the other Independent Trustees for matters pertaining to the respective Committee. The Board believes that its current leadership structure is appropriate taking into account the assets and number of Funds overseen by the Trustees, the size of the Board and the nature of the Funds’ business, as the Interested Trustees and officers of the Trust provide the Board with insight as to the daily management of the Funds while the Independent Chair promotes independent oversight of the Funds by the Board.

Risk Oversight.  Each Fund is subject to a number of risks, including operational, investment and compliance risks. The Board, directly and through its Committees, as part of its oversight responsibilities, oversees the services provided by the Adviser and the Trust’s other service providers in connection with the management and operations of a Fund, as well as their associated risks. Under the oversight of the Board, the Trust, the Adviser and other service providers have adopted policies, procedures and controls to address these risks. The Board, directly and through its Committees, receives and reviews information from the Adviser, other service providers, the Trust’s independent registered public accounting firm, Trust counsel and counsel to the Independent Trustees to assist it in its oversight responsibilities. This information includes, but is not limited to, reports regarding a Fund’s investments, including Fund performance and investment practices, valuation of Fund portfolio securities, and compliance. The Board also reviews, and must approve any proposed changes to, a Fund’s investment objective, policies and restrictions, and reviews any areas of non-compliance with a Fund’s investment policies and restrictions. The Audit Committee monitors the Trust’s accounting policies, financial reporting and internal control system and reviews any internal audit reports impacting the Trust. As part of its compliance oversight, the Board reviews the annual compliance report issued by the Trust’s Chief Compliance Officer on the policies and procedures of the Trust and its service providers, proposed changes to those policies and procedures and quarterly reports on any material compliance issues that arose during the period.

Experience, Qualifications and Attributes.  As noted above, the Nominating and Governance Committee is responsible for identifying, evaluating and recommending trustee candidates. The Nominating and Governance Committee reviews the background and the educational, business and professional experience of trustee candidates and the candidates’ expected contributions to the Board. Trustees selected to serve on the Board are expected to possess relevant skills and experience, time availability and the ability to work well with the other Trustees. In addition to these qualities and based on each Trustee’s experience, qualifications and attributes and the Trustees’ combined contributions to the Board, the following is a brief summary of the information that led to the conclusion that each Board member should serve as a Trustee.

Mr. Bagge has served as a trustee and Chairman of the Nominating and Governance Committee with the Fund Family since 2003 and as Vice Chair with the Fund Family since 2018. He founded YQA Capital Management, LLC in 1998 and has since served as a principal. Mr. Bagge serves as a Trustee and a member of the Investment Oversight Committee of Mission Aviation Fellowship. Previously, Mr. Bagge was the owner and CEO of Electronic Dynamic Balancing Company from 1988 to 2001. He began his career as a securities analyst for institutional investors, including CT&T Asset Management and J.C. Bradford & Co. The Board considered that Mr. Bagge has served as a board member or advisor for several privately held businesses and charitable organizations and the executive, investment and operations experience that Mr. Bagge has gained over the course of his career and through his financial industry experience.

Mr. Barre has served as a trustee with the Fund Family since 2010. He served as Assistant Professor of Business at Trinity Christian College from 2010 to 2016. Previously, he served in various positions with BMO Financial Group/Harris Private Bank, including Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001). From 1983 to 1994, Mr. Barre was with the Office of the Manager of Investments at Commonwealth Edison Co. He also was a staff accountant at Peat Marwick Mitchell & Co. from 1981 to 1983. The Board considered the executive, financial and investment experience that Mr. Barre has gained over the course of his career and through his financial industry experience.

Mr. Carome has served as a trustee with the Fund Family since 2010. He has served as the Senior Managing Director and General Counsel of Invesco Ltd. since 2007, and has held various senior executive positions with Invesco Ltd. since 2003. Previously, he served in various positions with Liberty Financial Companies, Inc., including Senior Vice President and General Counsel (2000-2001), General Counsel of certain investment management subsidiaries (1998-2000) and Associate General Counsel (1993-1998). Prior to his employment with Liberty Financial Companies, Inc., Mr. Carome was an associate with Ropes & Gray LLP. The Board considered Mr. Carome’s senior executive position with Invesco Ltd.

Admiral Giambastiani has served as a trustee with the Fund Family since 2019. He founded Giambastiani Group LLC in 2007 and has since served as its President. He has served as Director of The Boeing Company since 2009, as Director of THL Credit, Inc. since 2016, as Trustee of the U.S. Naval Academy Foundation Athletic & Scholarship Program since 2010, as an Advisory Board Member of the Massachusetts Institute of Technology Lincoln Laboratory since 2010, as Trustee of MITRE Corporation since September 2008 and as a Defense Advisory Board Member of Lawrence Livermore National Laboratory 2013. Previously, he served as Trustee of certain funds in the Oppenheimer Funds complex (2013-2019), an Advisory Board Member of the Maxwell School of Citizenship and Public Affairs of Syracuse University (2012-2016), Director of Mercury Defense Systems Inc. (2011-2013), Independent Director of QinetiQ Group Plc (2008-2011), Chairman (2015-2016), Lead Director (2011-2015) and Director (2008-2011) of Monster Worldwide, Inc., and Chairman of Alenia North America, Inc. (2008-2009) and Director of SRA International, Inc. (2008-2011). Admiral Giambastiani also served in the United States Navy as a career nuclear submarine officer (1970-2007), as Seventh Vice Chairman of the Joint Chiefs of Staff (2005-October 2007), as the first NATO Supreme Allied Commander Transformation (2003-2005) and Commander, U.S. Joint Forces Command (2002-2005). Since his retirement from the U.S. Navy in October 2007, Admiral Giambastiani has also served on numerous U.S. Government advisory boards, investigations and task forces for the Secretaries of Defense, State and Interior and the Directors of National Intelligence and Central Intelligence Agency. He recently completed serving as a federal commissioner on the Military Compensation and Retirement Modernization Commission. The Board considered the executive and operations experience that Admiral Giambastiani has gained over the course of his career and through his financial industry experience.

Ms. Herget has served as a trustee with the Fund Family since 2019. She has served as Trustee of Mather LifeWays since 2001, as Chair (2010-2017) and Trustee of Newberry Library since 2000, and as Trustee of Chikaming Open Lands since 2014. Previously, she served as Board Chair (2008-2015) and Director (2004-2018) of United Educators Insurance Company, as Trustee of certain funds in the Oppenheimer Funds complex (2012-2019) and as Independent Director of the First American Funds (2003-2011). Ms. Herget served as Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978) of Zurich Scudder Investments (and its predecessor firms), as Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010) of Wellesley College and as Trustee of BoardSource (2006-2009) and Chicago City Day School (1994-2005). The Board considered the executive, financial and investment experience that Ms. Herget has gained over the course of her career and through her financial industry experience.

Mr. Kole has served as a trustee with the Fund Family since 2006 and Chairman of the Audit Committee with the Fund Family since 2008. He has been the Senior Director of Finance of By the Hand Club for Kids since 2015. Previously, he was the Chief Financial Officer of Hope Network from 2008 to 2012 and he was the Assistant Vice President and Controller at Priority Health from 2005 to 2008, Regional Chief Financial Officer of United Healthcare (2005), Chief Accounting Officer and Senior Vice President of Finance of Oxford Health Plans from 2000 to 2004 and Audit Partner at Arthur Andersen LLP from 1996 to 2000. Mr. Kole has served as Treasurer (2018-Present), Finance Committee Member (2015-Present) and Audit Committee Member (2015) of Thornapple Evangelical Covenant Church and previously served as Board and Finance Committee Member (2009-2017) and Treasurer (2010-2015, 2017) of NorthPointe Christian Schools. The Board has determined that

Mr. Kole qualifies as an “audit committee financial expert” as defined by the SEC. The Board considered the executive, financial and operations experience that Mr. Kole has gained over the course of his career and through his financial industry experience.

Mr. Lim has served as a trustee with the Fund Family since 2013 and Chairman of the Investment Oversight Committee with the Fund Family since 2014. He has been a Managing Partner of RDG Funds LLC since 2008. Previously, he was a Managing Director and the Head of the Securitized Products Group of Citadel LLC (1999-2007). Prior to his employment with Citadel LLC, he was a Managing Director with Salomon Brothers Inc. Mr. Lim has served as an Advisory Board Member of Performance Trust Capital Partners, LLC (2008-Present) and as a Board Director of Beacon Power Services, Corp. (2019-Present). The Board considered the executive, financial, operations and investment experience that Mr. Lim has gained over the course of his career and through his financial industry experience.

Ms. Pace has served as a trustee with the Fund Family since 2019. She has served as Board Director of Horizon Blue Cross Blue Shield of New Jersey since 2012, as an Advisory Board Director of The Alberleen Group LLC since 2012, as Governing Council Member (since 2016) and Chair of Education Committee (since 2017) of Independent Directors Council (IDC), as a Board Member of 100 Women in Finance since 2015 and as an Advisory Council Member of Morgan Stanley Children’s Hospital since 2012. Previously, she has served as Trustee of certain funds in the Oppenheimer Funds complex (2012-2019), as Senior Advisor of SECOR Asset Management, LP (2010-2011), as Managing Director and Chief Operating Officer of Morgan Stanley Investment Management (2006-2010) and as Partner and Chief Operating Officer of FrontPoint Partners, LLC (2005-2006). Ms. Pace also held the following positions at Credit Suisse: Managing Director (2003-2005); Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004) and held the following positions at Morgan Stanley: Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003); Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999). She also served as Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC of Oppenheimer Asset Management (2011-2012), as Board Director of Managed Funds Association (2008-2010) and as Board Director of Morgan Stanley Foundation (2007-2010) and Investment Committee Chair (2008-2010). The Board has determined that Ms. Pace qualifies as an “audit committee financial expert” as defined by the SEC. The Board considered the executive, financial, operations and investment experience that Ms. Pace has gained over the course of her career and through her financial industry experience.

Mr. Wicker has served as a trustee with the Fund Family since 2013. He has served as Senior Vice President of Global Finance and Chief Financial Officer at RBC Ministries since 2013. Previously, he was the Executive Vice President and Chief Financial Officer of Zondervan Publishing from 2007 to 2012. Prior to his employment with Zondervan Publishing, he held various positions with divisions of The Thomson Corporation, including Senior Vice President and Group Controller (2005-2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999). Prior to that, Mr. Wicker was Senior Manager in the Audit and Business Advisory Services Group of Price Waterhouse (1994-1996). Mr. Wicker has served as a Board Member and Treasurer of Our Daily Bread Ministries Canada (2015-Present) and as a Board and Finance Committee Member of West Michigan Youth For Christ (2010-Present). The Board has determined that Mr. Wicker is an “audit committee financial expert” as defined by the SEC. The Board considered the executive, financial and operations experience that Mr. Wicker has gained over the course of his career and through his financial industry experience.

Mr. Wilson has served as a trustee with the Fund Family since 2006 and as the Independent Chair with the Fund Family since 2012. He also served as lead Independent Trustee in 2011. He has served as the Chairman, President and Chief Executive Officer of McHenry Bancorp Inc. and McHenry Savings Bank since 2018. He has served as the Chairman and Chief Executive Officer of Stone Pillar Advisors, Ltd. since 2010. Previously, he was President and Chief Executive Officer of Stone Pillar Investments, Ltd. (2016-2018). He was also the Chairman, President and Chief Executive Officer of Community Financial Shares, Inc. and its subsidiary, Community Bank—Wheaton/Glen Ellyn (2013-2015). He also was the Chief Operating Officer (2007-2009) and Executive

Vice President and Chief Financial Officer (2006-2007) of AMCORE Financial, Inc. Mr. Wilson also served as Senior Vice President and Treasurer of Marshall & Ilsley Corp. from 1995 to 2006. He started his career with the Federal Reserve Bank of Chicago, serving in several roles in the bank examination division and the economic research division. Mr. Wilson has served as a Director of Penfield Children’s Center (2004-Present) and as Board Chairman of Gracebridge Alliance, Inc. (2015-Present). The Board has determined that Mr. Wilson qualifies as an “audit committee financial expert” as defined by the SEC. The Board considered the executive, financial and operations experience that Mr. Wilson has gained over the course of his career and through his financial industry experience.

This disclosure is not intended to hold out any Trustee as having any special expertise and shall not impose greater duties, obligations or liabilities on the Trustees. The Trustees’ principal occupations during at least the past five years are shown in the above tables.

Effective January 1, 2019, for his or her services as a Trustee of the Trust and other trusts in the Fund Family, each Independent Trustee receives an annual retainer of $320,000 (the “Retainer”). The Retainer for the Independent Trustees is allocated half pro rata among all the funds in the Fund Family and the other half is allocated among all of the funds in the Fund Family based on average net assets. Mr. Wilson receives an additional $120,000 per year for his service as the Independent Chair, allocated in the same manner as the Retainer. The chair of the Audit Committee receives an additional fee of $35,000 per year and the chairs of the Investment Oversight Committee, and the Nominating and Governance Committee each receive an additional fee of $20,000 per year, each allocated in the same manner as the Retainer. Prior to January 1, 2019, each Independent Trustee received an annual retainer of $290,000. Mr. Wilson received an additional $100,000 per year for his service as the Independent Chair, the chair of the Audit Committee received an additional fee of $28,000 per year and the chairs of the Investment Oversight Committee and the Nominating and Governance Committee each received an additional fee of $17,000 per year. Each Trustee also is reimbursed for travel and other out-of-pocket expenses incurred in attending Board and committee meetings.

The Trust’s DC Plan allows each Independent Trustee to defer payment of all, or a portion, of the fees that the Trustee receives for serving on the Board throughout the year. Each eligible Trustee generally may elect to have deferred amounts credited with a return equal to the total return of one or more registered investment companies within the Fund Family that are offered as investment options under the DC Plan. At the Trustee’s election, distributions are either in one lump sum payment, or in the form of equal annual installments over a period of years designated by the Trustee. The rights of an eligible Trustee and the beneficiaries to the amounts held under the DC Plan are unsecured, and such amounts are subject to the claims of the creditors of the fund. The Independent Trustees are not eligible for any pension or profit sharing plan in their capacity as Trustees.

The following sets forth the fees paid to each Trustee for the fiscal year ended August 31, 2018.

Name of Trustee	Aggregate Compensation from Fund (1)	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation Paid from Fund Complex (1)(2)
Independent Trustees

Ronn R. Bagge	$127,092	N/A	$307,000

Todd J. Barre	$120,055	N/A	$290,000

Edmund P. Giambastiani, Jr. (3)	N/A	N/A	N/A

Victoria J. Herget (3)	N/A	N/A	N/A

Marc M. Kole	$131,646	N/A	$318,000

Yung Bong Lim	$127,092	N/A	$307,000

Joanne Pace (3)	N/A	N/A	N/A

Gary R. Wicker	$120,055	N/A	$290,000

Donald H. Wilson	$161,452	N/A	$390,000

Unaffiliated Trustee (4)

Philip M. Nussbaum (5)	$120,055	N/A	$290,000

Interested Trustee

Kevin M. Carome	N/A	N/A	N/A

(1)

The Predecessor Funds did not pay any Trustee compensation. The amounts shown reflect the payment of Trustee compensation by the Funds since the closing of the Reorganizations and/or the launch of the Funds.

(2)

The amounts shown in this column represent the aggregate compensation paid by all funds of the trusts in the Fund Family (except as noted in the prior footnote) for the twelve months ended August 31, 2018 before deferral by the Trustee under the DC Plan. During the twelve months ended August 31, 2018, Mr. Lim deferred 100% of his compensation, which amounts are reflected in the above table.

(3)

Admiral Giambastiani, Ms. Herget and Ms. Pace were appointed as trustees of the Trust effective May 24, 2019, and did not receive any compensation from the Funds or the Fund Complex as of August 31, 2018.

(4)

The Unaffiliated Trustee is an officer of a company that engaged in securities transactions with clients advised by a sub-adviser to one or more funds in the Fund Family, which clients do not include any of the Funds, but was not an affiliated person of the Adviser.

(5)

The Adviser paid Mr. Nussbaum $120,055 on behalf of the Funds and $290,000 on behalf of the Fund Complex for the twelve months ended August 31, 2018. Mr. Nussbaum resigned from the Board effective September 19, 2018.

Portfolio Holdings.  As of November 30, 2018, the Trustees and Officers, as a group, owned less than 1% of each Fund’s outstanding Shares.

Principal Holders and Control Persons.  The following tables set forth the name, address and percentage of ownership of each person who is known by the Trust to own, of record or beneficially, 5% or more of each Fund’s outstanding Shares as of November 30, 2018.

INVESCO 1-30 LADDERED TREASURY ETF

Name & Address	% Owned
State Street Bank and Trust Company One Lincoln Street Boston, MA 02111	45.75%

TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	23.61%

INVESCO CALIFORNIA AMT-FREE MUNICIPAL BOND ETF

Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	65.14%

Merrill Lynch 4 World Financial Center 250 Vesey Street New York, NY 10080	5.41%

INVESCO CEF INCOME COMPOSITE ETF

Name & Address	% Owned
National Financial Services LLC 200 Liberty Street New York, NY 10281	15.04%

Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	12.10%

INVESCO CEF INCOME COMPOSITE ETF (continued)

Name & Address	% Owned
RBC Capital Markets, LLC 165 Broadway New York, NY 10006	8.49%

Morgan Stanley Smith Barney LLC 2000 Westchester Avenue Purchase, NY 10577	7.70%

TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	6.48%

LPL Financial Corporation One Beacon Street Boston, MA 02108	6.44%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	6.37%

American Enterprise Investment Services, Inc. /Beta/133 55 Ameriprise Financial Center Minneapolis, MN 55474	6.22%

Wells Fargo Clearing Services, LLC One North Jefferson Avenue St. Louis, MO 63103	6.06%

INVESCO DWA SMALLCAP MOMENTUM ETF

Name & Address	% Owned
Raymond, James & Associates, Inc. 880 Carilion Parkway St. Petersburg, FL 33716	14.87%

Wells Fargo Clearing Services, LLC One North Jefferson Avenue St. Louis, MO 63103	13.94%

Morgan Stanley Smith Barney LLC 2000 Westchester Avenue Purchase, NY 10577	13.29%

Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	10.93%

RBC Capital Markets, LLC 165 Broadway New York, NY 10006	6.47%

National Financial Services LLC 200 Liberty Street New York, NY 10281	5.35%

INVESCO DWA TACTICAL MULTI-ASSET INCOME ETF

Name & Address	% Owned
LPL Financial Corporation One Beacon Street Boston, MA 02108	20.28%

INVESCO DWA TACTICAL MULTI-ASSET INCOME ETF (continued)

Name & Address	% Owned
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	13.14%

Wells Fargo Clearing Services, LLC One North Jefferson Avenue St. Louis, MO 63103	10.20%

National Financial Services LLC 200 Liberty Street New York, NY 10281	9.46%

Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	7.14%

Merrill Lynch 4 World Financial Center 250 Vesey Street New York, NY 10080	7.10%

RBC Capital Markets, LLC 165 Broadway New York, NY 10006	6.18%

INVESCO DWA TACTICAL SECTOR ROTATION ETF

Name & Address	% Owned
LPL Financial Corporation One Beacon Street Boston, MA 02108	15.83%

Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	14.18%

Wells Fargo Clearing Services, LLC One North Jefferson Avenue St. Louis, MO 63103	13.06%

RBC Capital Markets, LLC 165 Broadway New York, NY 10006	10.81%

Morgan Stanley Smith Barney LLC 2000 Westchester Avenue Purchase, NY 10577	9.43%

National Financial Services LLC 200 Liberty Street New York, NY 10281	7.79%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	6.35%

INVESCO FUNDAMENTAL HIGH YIELD® CORPORATE BOND ETF

Name & Address	% Owned
Wells Fargo Clearing Services, LLC One North Jefferson Avenue St. Louis, MO 63103	33.21%

Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	27.81%

The Bank of New York Mellon One Wall Street New York, NY 10286	5.09%

INVESCO FUNDAMENTAL INVESTMENT GRADE CORPORATE BOND ETF

Name & Address	% Owned
TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	71.79%

INVESCO KBW BANK ETF

Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	15.92%

Northern Trust Corp. 50 S. LaSalle Street Chicago, IL 60603	11.20%

National Financial Services LLC 200 Liberty Street New York, NY 10281	9.02%

The Bank of New York Mellon One Wall Street New York, NY 10286	8.61%

Merrill Lynch 4 World Financial Center 250 Vesey Street New York, NY 10080	8.24%

UBS Financial Services LLC 1200 Harbor Blvd. Weehawken, NJ 07086	7.71%

Morgan Stanley Smith Barney LLC 2000 Westchester Avenue Purchase, NY 10577	6.69%

INVESCO KBW HIGH DIVIDEND YIELD FINANCIAL ETF

Name & Address	% Owned
National Financial Services LLC 200 Liberty Street New York, NY 10281	16.16%

Wells Fargo Clearing Services, LLC One North Jefferson Avenue St. Louis, MO 63103	11.76%

INVESCO KBW HIGH DIVIDEND YIELD FINANCIAL ETF (continued)

Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	11.14%

Morgan Stanley Smith Barney LLC 2000 Westchester Avenue Purchase, NY 10577	10.23%

TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	9.69%

LPL Financial Corporation One Beacon Street Boston, MA 02108	5.01%

INVESCO KBW PREMIUM YIELD EQUITY REIT ETF

Name & Address	% Owned
National Financial Services LLC 200 Liberty Street New York, NY 10281	17.43%

Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	14.28%

TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	13.05%

Edward Jones 720 Olive Street #50 St. Louis, MO 63101	5.85%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	5.38%

Wells Fargo Clearing Services, LLC One North Jefferson Avenue St. Louis, MO 63103	5.37%

Merrill Lynch 4 World Financial Center 250 Vesey Street New York, NY 10080	5.06%

INVESCO KBW PROPERTY & CASUALTY INSURANCE ETF

Name & Address	% Owned
TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	21.35%

National Financial Services LLC 200 Liberty Street New York, NY 10281	17.48%

Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	17.29%

INVESCO KBW PROPERTY & CASUALTY INSURANCE ETF (continued)

Name & Address	% Owned
Morgan Stanley Smith Barney LLC 2000 Westchester Avenue Purchase, NY 10577	7.85%

LPL Financial Corporation One Beacon Street Boston, MA 02108	5.13%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	5.12%

INVESCO KBW REGIONAL BANKING ETF

Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	27.60%

Merrill Lynch 4 World Financial Center 250 Vesey Street New York, NY 10080	9.66%

National Financial Services LLC 200 Liberty Street New York, NY 10281	9.36%

UBS Financial Services LLC 1200 Harbor Blvd. Weehawken, NJ 07086	6.95%

Merrill Lynch, Pierce, Fenner & Smith Incorporated 4 Corporate Place Piscataway, NJ 08854	5.42%

Morgan Stanley Smith Barney LLC 2000 Westchester Avenue Purchase, NY 10577	5.38%

INVESCO LADDERRITE 0-5 YEAR CORPORATE BOND ETF

Name & Address	% Owned
J.P. Morgan Securities LLC/JPMC 383 Madison Street New York, NY 10179	18.96%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	14.98%

Merrill Lynch 4 World Financial Center 250 Vesey Street New York, NY 10080	11.80%

Merrill Lynch, Pierce, Fenner & Smith Incorporated 4 Corporate Place Piscataway, NJ 08854	10.36%

INVESCO LADDERRITE 0-5 YEAR CORPORATE BOND ETF (continued)

Name & Address	% Owned

SEI Private Trust Company 1 Freedom Valley Drive Oaks, PA 19456	8.93%

State Street Bank and Trust Company One Lincoln Street Boston, MA 02111	6.39%

TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	5.44%

INVESCO NATIONAL AMT-FREE MUNICIPAL BOND ETF

Name & Address	% Owned
Merrill Lynch 4 World Financial Center 250 Vesey Street New York, NY 10281	36.40%

UBS Financial Services LLC 1200 Harbor Blvd. Weehawken, NJ 07086	16.80%

National Financial Services LLC 200 Liberty Street New York, NY 10281	7.16%

Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	5.17%

INVESCO NEW YORK AMT-FREE MUNICIPAL BOND ETF

Name & Address	% Owned
Merrill Lynch 4 World Financial Center 250 Vesey Street New York, NY 10281	14.64%

National Financial Services LLC 200 Liberty Street New York, NY 10281	10.90%

Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	10.53%

TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	9.15%

Wells Fargo Clearing Services, LLC One North Jefferson Avenue St. Louis, MO 63103	8.35%

The Bank of New York Mellon One Wall Street New York, NY 10286	7.02%

INVESCO PREFERRED ETF

Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	17.83%

Merrill Lynch 4 World Financial Center 250 Vesey Street New York, NY 10281	17.11%

Wells Fargo Clearing Services, LLC One North Jefferson Avenue St. Louis, MO 63103	11.21%

National Financial Services LLC 200 Liberty Street New York, NY 10281	9.29%

Ameriprise Enterprise Investment Services Inc./Beta/133 55 Ameriprise Financial Center Minneapolis, MN 55474	6.15%

INVESCO PUREBETASM MSCI USA SMALL CAP ETF

Name & Address	% Owned
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	90.10%

INVESCO PUREBETASM US AGGREGATE BOND ETF

Name & Address	% Owned
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	95.54%

INVESCO RUSSELL 1000 ENHANCED EQUAL WEIGHT ETF

Name & Address	% Owned
SEI Private Trust Company 1 Freedom Valley Drive Oaks, PA 19456	98.52%

INVESCO RUSSELL 1000 EQUAL WEIGHT ETF

Name & Address	% Owned
Nicolaus Stifel & Co. Louisiana St #2350 Houston, TX 77002	38.17%

National Financial Services, LLC 200 Liberty Street New York, NY 10281	16.09%

Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	11.90%

The Vanguard Group, Inc. 100 Vanguard Blvd. Malvern, PA 19355	7.59%

INVESCO RUSSELL 1000 EQUAL WEIGHT ETF (continued)

Name & Address	% Owned
TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	7.09%

INVESCO RUSSELL 1000 LOW BETA EQUAL WEIGHT ETF

Name & Address	% Owned
SEI Private Trust Company 1 Freedom Valley Drive Oaks, PA 19456	93.25%

INVESCO S&P 500® EX-RATE SENSITIVE LOW VOLATILITY ETF

Name & Address	% Owned
National Financial Services LLC 200 Liberty Street New York, NY 10281	25.14%

Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	23.54%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	7.19%

TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	7.09%

SEI Private Trust Company 1 Freedom Valley Drive Oaks, PA 19456	5.38%

Merrill Lynch, Pierce, Fenner & Smith Inc. 3455 Peachtree Rd. Atlanta, GA 30326	5.23%

INVESCO S&P 500® HIGH BETA ETF

Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	17.71%

Morgan Stanley Smith Barney LLC 1585 Broadway New York, NY 10036	15.25%

Raymond, James & Associates, Inc. 880 Carilion Parkway St. Petersburg, FL 33716	10.21%

National Financial Services LLC 200 Liberty Street New York, NY 10281	8.03%

TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	7.49%

INVESCO S&P 500® HIGH DIVIDEND LOW VOLATILITY ETF

Name & Address	% Owned
National Financial Services LLC 200 Liberty Street New York, NY 10281	13.89%

Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	11.99%

TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	10.23%

Merrill Lynch 4 World Financial Center 250 Vesey Street New York, NY 10281	8.09%

Morgan Stanley Smith Barney LLC 2000 Westchester Avenue Purchase, NY 10577	6.52%

Edward Jones 720 Olive St. #50 St. Louis, MO 63101	6.51%

Pershing LLC 1 Pershing Plaz Jersey City, NJ 07399	5.58%

Wells Fargo Clearing Services, LLC One North Jefferson Avenue St. Louis, MO 63103	5.53%

LPL Financial Corporation One Beacon Street Boston, MA 02108	5.35%

Ameriprise Enterprise Investment Services Inc. /Beta/133 55 Ameriprise Financial Center Minneapolis, MN 55474	5.11%

INVESCO S&P 500® LOW VOLATILITY ETF

Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	18.84%

TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	9.55%

National Financial Services LLC 200 Liberty Street New York, NY 10281	9.13%

Merrill Lynch 4 World Financial Center 250 Vesey Street New York, NY 10281	6.49%

INVESCO S&P 500® LOW VOLATILITY ETF (continued)

Name & Address	% Owned
Ameriprise Enterprise Investment Services Inc./Beta/133 55 Ameriprise Financial Center Minneapolis, MN 55474	5.71%

INVESCO S&P 500 ENHANCED VALUE ETF

Name & Address	% Owned
Merrill Lynch 4 World Financial Center 250 Vesey Street New York, NY 10281	33.92%

TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	19.95%

UBS Financial Services LLC 1200 Harbor Blvd. Weehawken, NJ 07086	16.26%

Merrill Lynch, Pierce, Fenner & Smith Incorporated 4 Corporate Place Piscataway, NJ 08854	6.70%

National Financial Services LLC 200 Liberty Street New York, NY 10281	6.13%

Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	5.085.57%

INVESCO S&P 500 MINIMUM VARIANCE ETF

Name & Address	% Owned
Merrill Lynch, Pierce, Fenner & Smith, Incorporated 4 Corporate Place Piscataway, NJ 08854	88.32%

TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	5.19%

INVESCO S&P 500 MOMENTUM ETF

Name & Address	% Owned
TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	44.76%

National Financial Services LLC 200 Liberty Street New York, NY 10281	14.77%

Merrill Lynch, Pierce, Fenner & Smith Incorporated 4 Corporate Place Piscataway, NJ 08854	10.99%

Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	6.03%

INVESCO S&P 500 MOMENTUM ETF (continued)

Name & Address	% Owned
Pershing LLC 1 Pershing Plaz Jersey City, NJ 07399	5.93%

Merrill Lynch 4 World Financial Center 250 Vesey Street New York, NY 10281	5.41%

INVESCO S&P HIGH INCOME INFRASTRUCTURE ETF

Name & Address	% Owned
State Street Bank and Trust Company One Lincoln Street Boston, MA 02111	38.28%

Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	16.97%

National Financial Services LLC 200 Liberty Street New York, NY 10281	10.34%

TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	8.51%

INVESCO S&P MIDCAP LOW VOLATILITY ETF

Name & Address	% Owned
Edward Jones 720 Olive St. #50 St. Louis, MO 63103	11.32%

Ameriprise Enterprise Investment Services Inc./Beta/133 55 Ameriprise Financial Center Minneapolis, MN 55474	10.75%

National Financial Services LLC 200 Liberty Street New York, NY 10281	10.10%

TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	9.84%

Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	9.36%

LPL Financial Corporation One Beacon Street Boston, MA 02108	7.92%

Raymond, James & Associates, Inc. 880 Carilion Parkway St. Petersburg, FL 33716	7.37%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	6.22%

INVESCO S&P MIDCAP LOW VOLATILITY ETF (continued)

Name & Address	% Owned
Merrill Lynch 4 World Financial Center 250 Vesey Street New York, NY 10281	5.63%

INVESCO S&P SMALLCAP CONSUMER DISCRETIONARY ETF

Name & Address	% Owned
Wells Fargo Clearing Services, LLC One North Jefferson Avenue St. Louis, MO 63103	62.41%

Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	6.96%

Merrill Lynch, Pierce, Fenner & Smith Incorporated 4 Corporate Place Piscataway, NJ 08854	5.09%

INVESCO S&P SMALLCAP CONSUMER STAPLES ETF

Name & Address	% Owned
National Financial Services LLC 200 Liberty Street New York, NY 10281	23.38%

TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	13.18%

Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	11.96%

Wells Fargo Clearing Services, LLC One North Jefferson Avenue St. Louis, MO 63103	8.84%

Merrill Lynch 4 World Financial Center 250 Vesey Street New York, NY 10281	7.27%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	6.09%

INVESCO S&P SMALLCAP ENERGY ETF

Name & Address	% Owned
National Financial Services LLC 200 Liberty Street New York, NY 10281	16.45%

Wells Fargo Clearing Services, LLC One North Jefferson Avenue St. Louis, MO 63103	14.40%

INVESCO S&P SMALLCAP ENERGY ETF (continued)

Name & Address	% Owned
Raymond, James & Associates, Inc. 880 Carilion Parkway St. Petersburg, FL 33716	10.87%

Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	9.16%

TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	6.25%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	5.78%

Merrill Lynch 4 World Financial Center 250 Vesey Street New York, NY 10281	5.29%

INVESCO S&P SMALLCAP FINANCIALS ETF

Name & Address	% Owned
Wells Fargo Clearing Services, LLC One North Jefferson Avenue St. Louis, MO 63103	54.85%

Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	7.76%

National Financial Services LLC 200 Liberty Street New York, NY 10281	5.56%

INVESCO S&P SMALLCAP HEALTH CARE ETF

Name & Address	% Owned
National Financial Services LLC 200 Liberty Street New York, NY 10281	25.49%

Wells Fargo Clearing Services, LLC One North Jefferson Avenue St. Louis, MO 63103	13.28%

Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	12.94%

TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	12.29%

INVESCO S&P SMALLCAP HIGH DIVIDEND LOW VOLATILITY ETF

Name & Address	% Owned
Merrill Lynch 4 World Financial Center 250 Vesey Street New York, NY 10281	24.20%

National Financial Services LLC 200 Liberty Street New York, NY 10281	18.82%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	14.86%

Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	13.99%

LPL Financial Corporation One Beacon Street Boston, MA 02108	7.48%

TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	7.28%

INVESCO S&P SMALLCAP INDUSTRIALS ETF

Name & Address	% Owned
Wells Fargo Clearing Services, LLC One North Jefferson Avenue St. Louis, MO 63103	33.81%

Merrill Lynch 4 World Financial Center 250 Vesey Street New York, NY 10281	13.67%

National Financial Services LLC 200 Liberty Street New York, NY 10281	10.14%

Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	6.94%

Morgan Stanley Smith Barney LLC 2000 Westchester Avenue Purchase, NY 10577	5.59%

INVESCO S&P SMALLCAP INFORMATION TECHNOLOGY ETF

Name & Address	% Owned
National Financial Services LLC 200 Liberty Street New York, NY 10281	15.85%

Wells Fargo Clearing Services, LLC One North Jefferson Avenue St. Louis, MO 63103	15.60%

INVESCO S&P SMALLCAP INFORMATION TECHNOLOGY ETF (continued)

Name & Address	% Owned
Merrill Lynch 4 World Financial Center 250 Vesey Street New York, NY 10281	11.73%

Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	11.53%

UBS Financial Services LLC 1200 Harbor Blvd. Weehawken, NJ 07086	6.55%

TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	5.59%

Morgan Stanley Smith Barney LLC 2000 Westchester Avenue Purchase, NY 10577	5.02%

INVESCO S&P SMALLCAP LOW VOLATILITY ETF

Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	16.85%

T D Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	10.71%

National Financial Services LLC 200 Liberty Street New York, NY 10281	9.97%

Edward Jones 720 Olive St. #50 St. Louis, MO 63103	9.37%

Ameriprise Enterprise Investment Services Inc./Beta/133 55 Ameriprise Financial Center Minneapolis, MN 55474	7.61%7.99%

LPL Financial Corporation One Beacon Street Boston, MA 02108	6.54%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	6.31%

Raymond, James & Associates, Inc. 880 Carilion Parkway St. Petersburg, FL 33716	5.48%

INVESCO S&P SMALLCAP MATERIALS ETF

Name & Address	% Owned
Merrill Lynch, Pierce, Fenner & Smith Incorporated 4 Corporate Place Piscataway, NJ 08854	17.67%

INVESCO S&P SMALLCAP MATERIALS ETF (continued)

Name & Address	% Owned
TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	15.31%

Wells Fargo Clearing Services, LLC One North Jefferson Avenue St. Louis, MO 63103	13.82%

National Financial Services LLC 200 Liberty Street New York, NY 10281	8.78%

Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	8.03%

Merrill Lynch 4 World Financial Center 250 Vesey Street New York, NY 10281	6.65%

Ameriprise Enterprise Investment Services Inc./Beta/133 55 Ameriprise Financial Center Minneapolis, MN 55474	6.53%

Morgan Stanley Smith Barney LLC 2000 Westchester Avenue Purchase, NY 10577	5.18%

INVESCO S&P SMALLCAP QUALITY ETF

Name & Address	% Owned
TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	92.81%

INVESCO S&P SMALLCAP UTILITIES & COMMUNICATION SERVICES ETF

Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	20.09%

TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	14.57%

National Financial Services LLC 200 Liberty Street New York, NY 10281	11.73%

Morgan Stanley Smith Barney LLC 2000 Westchester Avenue Purchase, NY 10577	10.15%

Wells Fargo Clearing Services, LLC One North Jefferson Avenue St. Louis, MO 63103	8.87%

INVESCO SENIOR LOAN ETF

Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	14.30%

The Bank of New York Mellon One Wall Street New York, NY 10286	11.05%

State Street Bank and Trust Company One Lincoln Street Boston, MA 02111	8.73%

Ameriprise Enterprise Investment Services Inc./Beta/133 55 Ameriprise Financial Center Minneapolis, MN 55474	7.70%

National Financial Services LLC 200 Liberty Street New York, NY 10281	7.60%

J.P. Morgan Chase Bank, National Association 1111 Polaris Pky. Columbus, OH 43240	7.23%

INVESCO SHIPPING ETF

Name & Address	% Owned
Citibank, N.A. 333 W. 34th Street New York, NY 10001	12.69%

Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	9.85%

Wells Fargo Clearing Services, LLC One North Jefferson Avenue St. Louis, MO 63103	9.21%

National Financial Services LLC 200 Liberty Street New York, NY 10281	8.10%

Merrill Lynch 4 World Financial Center 250 Vesey Street New York, NY 10281	7.75%

The Bank of New York Mellon One Wall Street New York, NY 10286	5.65%

INVESCO SOLAR ETF

Name & Address	% Owned
National Financial Services LLC 200 Liberty Street New York, NY 10281	13.36%

Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	9.32%

INVESCO SOLAR ETF (continued)

Name & Address	% Owned
Citibank, N.A. 333 W. 34th Street New York, NY 10001	8.08%

TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	8.03%

Interactive Brokers Group Inc. 209 S. LaSalle Street Chicago, IL 60604	7.39%

The Bank of New York Mellon One Wall Street New York, NY 10286	7.28%

INVESCO TAXABLE MUNICIPAL BOND ETF

Name & Address	% Owned
National Financial Services LLC 200 Liberty Street New York, NY 10281	10.44%

Merrill Lynch 4 World Financial Center 250 Vesey Street New York, NY 10281	9.75%

TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	7.96%

Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	7.34%

Morgan Stanley Smith Barney LLC 2000 Westchester Avenue Purchase, NY 10577	7.07%

Edward Jones 720 Olive St. #50 St. Louis, MO 63103	6.33%

UBS Financial Services LLC 1200 Harbor Blvd. Weehawken, NJ 07086	5.42%

JPMorgan Chase Bank, National Association 1111 Polaris Pky Columbus, OH 43240	5.29%

INVESCO TREASURY COLLATERAL ETF

Name & Address	% Owned
Bank of New York 225 Liberty Street New York, NY 10286	88.72%

INVESCO VARIABLE RATE PREFERRED ETF

Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	28.73%

Merrill Lynch 4 World Financial Center 250 Vesey Street New York, NY 10281	12.94%

National Financial Services LLC 200 Liberty Street New York, NY 10281	8.33%

Wells Fargo Clearing Services, LLC One North Jefferson Avenue St. Louis, MO 63103	6.66%

Morgan Stanley Smith Barney LLC 2000 Westchester Avenue Purchase, NY 10577	6.55%

INVESCO VRDO TAX-FREE WEEKLY ETF

Name & Address	% Owned
Merrill Lynch 4 World Financial Center 250 Vesey Street New York, NY 10281	24.51%

Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	17.85%

National Financial Services LLC 200 Liberty Street New York, NY 10281	14.30%

Janney Montgomery Scott Inc. 1801 Market Street Philadelphia, PA 19103	10.86%

UBS Financial Services LLC 1200 Harbor Blvd. Weehawken, NJ 07086	6.64%

Morgan Stanley Smith Barney LLC 2000 Westchester Avenue Purchase, NY 10577	5.80%

Shareholder Communications.  Shareholders may send communications to the Trust’s Board by addressing the communications directly to the Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members). Shareholders may send the communication to either the Trust’s office or directly to such Board members at the address specified for each Trustee. Management will review and generally respond to other shareholder communications the Trust receives that are not directly addressed and sent to the Board. Such communications will be forwarded to the Board at management’s discretion based on the matters contained therein.

Investment Adviser.  The Adviser provides investment tools and portfolios for advisers and investors. The Adviser is committed to theoretically sound portfolio construction and empirically verifiable investment management approaches. Its asset management philosophy and investment discipline is rooted deeply in the application of intuitive factor analysis and model implementation to enhance investment decisions.

The Adviser acts as investment adviser for, and manages the investment and reinvestment of, the assets of the Funds. For Invesco Senior Loan ETF and Invesco Treasury Collateral ETF, the Adviser oversees the Sub-Advisers and delegates to the Sub-Advisers the duties of the investment and reinvestment of the assets of the Funds. The Adviser also administers the Trust’s business affairs, provides office facilities and equipment and certain clerical, bookkeeping and administrative services, and permits any of its officers or employees to serve without compensation as Trustees or Officers of the Trust if elected to such positions.

Invesco Capital Management LLC, organized February 7, 2003, is located at 3500 Lacey Road, Suite 700, Downers Grove, Illinois 60515. Invesco Senior Secured Management, Inc., is located at 1166 Avenue of the Americas, New York, New York 10036, has acted as an investment adviser since 1992.

Invesco Ltd. is the parent company of Invesco Capital Management LLC and Invesco Senior Secured Management, Inc. and is located at Two Peachtree Pointe, 1555 Peachtree Street, N.E., Atlanta, Georgia 30309. Invesco Ltd. and its subsidiaries are an independent global investment management group.

Sub-Advisers.  Invesco Senior Secured and Invesco Advisers manage the investment and reinvestment of the assets of Invesco Senior Loan ETF and Invesco Treasury Collateral ETF, respectively, on an ongoing basis under the supervision of the Adviser.

Portfolio Managers.  The Adviser and Sub-Adviser use teams of portfolio managers (the “Portfolio Managers”), investment strategists and other investment specialists. This team approach brings together many disciplines and leverages the Adviser’s and Sub-Adviser’s extensive resources. Peter Hubbard oversees all research, portfolio management and trading operations of the Adviser. In this capacity, he oversees the team of Portfolio Managers responsible for the day-to-day management of the Funds. Mr. Hubbard receives management assistance from Philip Fang, Michael Jeanette, Gary Jones, Jeffrey W. Kernagis, Richard Ose and Tony Seisser.

As of August 31, 2018, Mr. Hubbard managed 215 registered investment companies with approximately $118.2 billion in assets, 91 other pooled investment vehicles with approximately $102.9 billion in assets and no other accounts.

As of August 31, 2018, Mr. Fang managed 39 registered investment companies with approximately $34.7 billion in assets, 9 other pooled investment vehicles with approximately $526.8 million in assets and no other accounts.

As of August 31, 2018, Mr. Jeanette managed 161 registered investment companies with approximately $80.1 billion in assets, 21 other pooled investment vehicles with approximately $78.3 billion in assets and no other accounts.

As of August 31, 2018, Mr. Jones managed 20 registered investment companies with approximately $25.3 billion in assets, 9 other pooled investment vehicles with approximately $526.7 million in assets and no other accounts.

As of August 31, 2018, Mr. Kernagis managed 52 registered investment companies with approximately $37.4 billion in assets, 51 other pooled investment vehicles with approximately $3.9 billion in assets and no other accounts.

As of August 31, 2018, Mr. Ose managed 28 registered investment companies with approximately $25.5 billion in assets, 51 other pooled investment vehicles with approximately $3.9 billion in assets and no other accounts.

As of August 31, 2018, Mr. Seisser managed 157 registered investment companies with approximately $80.1 billion in assets, 21 other pooled investment vehicles with approximately $78.3 billion in assets and no other accounts.

With respect to Invesco Senior Loan ETF, the Sub-Adviser’s portfolio managers, Scott Baskind and Seth Misshula, are responsible for the day-to-day management of the Fund. The Adviser’s portfolio managers oversee and monitor the Sub-Adviser’s research, portfolio management and trading operations for Invesco Senior Loan ETF. Peter Hubbard leads the team of the portfolio managers responsible for the oversight and monitoring of

Invesco Senior Loan ETF. Mr. Hubbard receives oversight and monitoring assistance from Philip Fang, Jeffrey Kernagis and Gary Jones. The information below reflects the other funds for which each portfolio manager of the Sub-Adviser has day-to-day management responsibilities. Accounts are grouped into three categories: (i) registered investment companies, (ii) other pooled investment vehicles and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance (“performance-based fees”), information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. dollars using the exchange rates as of the applicable date.

As of August 31, 2018, Mr. Baskind managed 5 registered investment companies with approximately $13.4 billion in assets, 2 other pooled investment vehicles with a total of approximately $9.9 billion in assets and 33 other accounts with a total of approximately $10.7 billion in assets.

As of August 31, 2018, Mr. Misshula managed no other registered investment companies, no other pooled investment vehicles and no other accounts.

With respect to Invesco Treasury Collateral ETF, the Sub-Adviser’s portfolio managers, Laurie Brignac, Marques Mercier, Justin Mandeville and Wesley Rager, are responsible for the day-to-day management of the Fund. The Adviser’s portfolio managers oversee and monitor the Sub-Adviser’s research, portfolio management and trading operations for Invesco Treasury Collateral ETF. Peter Hubbard leads the team of the portfolio managers responsible for the oversight and monitoring of Invesco Treasury Collateral ETF. Mr. Hubbard receives oversight and monitoring assistance from Jeffrey Kernagis. The information below reflects the other funds for which each portfolio manager of the Sub-Adviser has day-to-day management responsibilities. Accounts are grouped into three categories: (i) registered investment companies, (ii) other pooled investment vehicles and (iii) other accounts. To the extent that any of these accounts pay performance-based fees, information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. dollars using the exchange rates as of the applicable date.

As of August 31, 2018, Ms. Brignac managed 16 other registered investment companies with approximately $67.5 billion in assets, 8 other pooled investment vehicles with a total of approximately $10.0 billion in assets and no other accounts.

As of August 31, 2018, Mr. Mercier managed 16 other registered investment companies with approximately $67.5 billion in assets, 7 other pooled investment vehicles with a total of approximately $9.8 billion in assets and no other accounts.

As of August 31, 2018, Mr. Mandeville managed 14 other registered investment companies with approximately $65.2 billion in assets, 1 other pooled investment vehicle with a total of approximately $4.8 billion in assets and no other accounts.

As of August 31, 2018, Mr. Rager managed 8 other registered investment companies, with approximately $50.3 billion in assets, no other pooled investment vehicles and no other accounts.

Because the portfolio managers of the Adviser and/or Sub-Advisers may manage assets for other investment companies, pooled investment vehicles and/or other accounts, there may be an incentive to favor one client over another, resulting in conflicts of interest. For instance, the Adviser and/or Sub-Advisers may receive fees from certain accounts that are higher than the fee it receives from Invesco Senior Loan ETF and Invesco Treasury Collateral ETF. In addition, a conflict of interest could exist to the extent that the Adviser and/or Sub-Advisers has proprietary investments in certain accounts, where portfolio managers have personal investments in certain accounts or when certain accounts are investment options in the Adviser and/or Sub-Advisers’ employee benefits and/or deferred compensation plans. If the Adviser and/or Sub-Advisers manages accounts that engage in short sales of securities of the type in which Invesco Senior Loan ETF and Invesco Treasury Collateral ETF invest, the Adviser and/or Sub-Advisers could be seen as harming the performance of Invesco Senior Loan ETF and Invesco Treasury Collateral ETF for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. The Adviser and/or the Sub-Advisers have adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

Description of Compensation Structure—Adviser.  The Portfolio Managers are compensated with a fixed salary amount by the Adviser. The Portfolio Managers are eligible, along with other senior employees of the Adviser, to participate in a year-end discretionary bonus pool. The Compensation Committee of the Adviser will review management bonuses and, depending upon the size, the Compensation Committee may approve the bonus in advance. There is no policy regarding, or agreement with, the Portfolio Managers or any other senior executive of the Adviser to receive bonuses or any other compensation in connection with the performance of any of the accounts managed by the Portfolio Managers.

Description of Compensation—Sub-Adviser.  With regard to the Portfolio Managers of the Sub-Adviser, the Sub-Adviser seeks to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. The Sub-Adviser’s Portfolio Managers receive a base salary, an incentive bonus opportunity, and an equity compensation opportunity. Portfolio Manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote good sustained fund performance. The Sub-Adviser evaluates competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each Portfolio Manager’s compensation consists of the following three elements:

The Sub-Adviser’s Portfolio Managers are paid a base salary. In setting the base salary, the Sub-Adviser’s intention is to be competitive in light of the particular portfolio manager’s experience and responsibilities.

The Sub-Adviser’s Portfolio Managers are eligible, along with other senior employees of the Sub-Adviser, to participate in a year-end discretionary bonus pool. The Compensation Committee of Invesco Ltd. Reviews and approves the amount of the bonus pool available for the Sub-Adviser’s investment centers. The Compensation Committee considers investment performance and financial results in its review. In addition, while having no direct impact on individual bonuses, assets under management are considered when determining the starting bonus funding levels. Each Portfolio Manager is eligible to receive an annual cash bonus which is based on quantitative (i.e., investment performance) and non-quantitative factors (which may include, but are not limited to, individual performance, risk management and teamwork).

The Sub-Adviser’s bonus is based on annual measures of equity return and standard tests of collateralization performance.

High investment performance (against applicable peer group) would deliver compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor investment performance (versus applicable peer group) would result in low bonus compared to the applicable peer group or no bonus at all. These decisions are reviewed and approved collectively by senior leadership which has responsibility for executing the compensation approach across the organization.

Portfolio managers may be awarded options to purchase common shares and/or granted restricted shares of Invesco stock from pools determined from time to time by the Remuneration Committee of the Invesco Ltd. Board of Directors. Awards of equity-based compensation typically vest over time, so as to create incentives to retain key talent. Portfolio managers also participate in benefit plans and programs available generally to all employees.

Portfolio Holdings.  As of August 31, 2018, Messrs. Baskind, Hubbard, Jones, Mandeville, Mercier, Misshula and Seisser and Ms. Brignac did not own any securities of the Funds.

As of August 31, 2018, the dollar range of securities beneficially owned by Mr. Fang in the Funds was $50,001 to $100,000. The portfolio holdings of Mr. Fang, as of August 31, 2018, in the Funds in which he owns Shares are shown below.

Philip Fang	Dollar Range
Fund	$1 to $10,000	$10,001 to $50,000	$50,001 to $100,000	$100,001 to $500,000	$500,001 to $1,000,000	over $1,000,000
Invesco KBW High Dividend Yield ETF			X

As of August 31, 2018, the dollar range of securities beneficially owned by Mr. Jeanette in the Funds was $1 to $10,000. The portfolio holdings of Mr. Jeanette, as of August 31, 2018, in the Fund in which he owns securities are shown below.

Michael Jeanette	Dollar Range
Fund	$1 to $10,000	$10,001 to $50,000	$50,001 to $100,000	$100,001 to $500,000	$500,001 to $1,000,000	over $1,000,000
Invesco SmallCap Low Volatility ETF	X

As of August 31, 2018, the dollar range of securities beneficially owned by Mr. Kernagis was $100,001 to $500,000. The portfolio holdings of Mr. Kernagis, as of August 31, 2018, in the Funds in which he owns securities are shown below.

Jeffrey W. Kernagis	Dollar Range
Fund	$1 to $10,000	$10,001 to $50,000	$50,001 to $100,000	$100,001 to $500,000	$500,001 to $1,000,000	over $1,000,000
Invesco CEF Income Composite ETF		X

Invesco S&P 500® High Dividend Low Volatility ETF			X

Invesco S&P 500® Low Volatility ETF			X

Invesco Senior Loan ETF		X

Invesco Variable Rate Preferred ETF		X

As of August 31, 2018, the dollar range of securities beneficially owned by Mr. Ose in the Funds was $1 to $10,000. The portfolio holdings of Mr. Ose, as of August 31, 2018, in the Funds in which he owns Shares are shown below.

Richard Ose	Dollar Range
Fund	$1 to $10,000	$10,001 to $50,000	$50,001 to $100,000	$100,001 to $500,000	$500,001 to $1,000,000	over $1,000,000
Invesco Senior Loan ETF	X

As of August 31, 2018, the dollar range of securities beneficially owned by Mr. Rager in the Funds was $10,001 to $50,000. The portfolio holdings of Mr. Rager, as of August 31, 2018, in the Funds in which he owns Shares are shown below.

Wes Rager	Dollar Range
Fund	$1 to $10,000	$10,001 to $50,000	$50,001 to $100,000	$100,001 to $500,000	$500,001 to $1,000,000	over $1,000,000
Invesco S&P 500® Low Volatility ETF		X

Investment Advisory Agreement.  Pursuant to an investment advisory agreement between the Adviser and the Trust (the “Investment Advisory Agreement”), each Fund has agreed to pay the Adviser for its services an annual fee equal to a percentage of its average daily net assets as set forth in the chart below (the “Advisory Fees”).

Fund	Advisory Fee
Invesco 1-30 Laddered Treasury ETF	0.25%

Invesco California AMT-Free Municipal Bond ETF	0.28%

Invesco CEF Income Composite ETF	0.50%

Invesco DWA SmallCap Momentum ETF	0.60%

Invesco DWA Tactical Multi-Asset Income ETF	0.25%

Invesco DWA Tactical Sector Rotation ETF	0.15%

Invesco Fundamental High Yield® Corporate Bond ETF	0.50%

Invesco Fundamental Investment Grade Corporate Bond ETF	0.22%

Invesco KBW Bank ETF	0.35%

Invesco KBW High Dividend Yield Financial ETF	0.35%

Invesco KBW Premium Yield Equity REIT ETF	0.35%

Invesco KBW Property & Casualty Insurance ETF	0.35%

Invesco KBW Regional Banking ETF	0.35%

Fund	Advisory Fee
Invesco LadderRite 0-5 Year Corporate Bond ETF	0.22%

Invesco National AMT-Free Municipal Bond ETF	0.28%

Invesco New York AMT-Free Municipal Bond ETF	0.28%

Invesco Preferred ETF	0.50%

Invesco PureBetaSM MSCI USA ETF	0.04%

Invesco PureBetaSM MSCI USA Small Cap ETF	0.06%

Invesco PureBetaSM US Aggregate Bond ETF	0.05%

Invesco Russell 1000 Enhanced Equal Weight ETF	0.29%

Invesco Russell 1000 Equal Weight ETF	0.20%

Invesco Russell 1000 Low Beta Equal Weight ETF	0.35%

Invesco S&P 500® ex-Rate Sensitive Low Volatility ETF	0.25%

Invesco S&P 500® High Beta ETF	0.25%

Invesco S&P 500® High Dividend Low Volatility ETF	0.30%

Invesco S&P 500® Low Volatility ETF	0.25%

Invesco S&P 500 Enhanced Value ETF	0.13%(2)

Invesco S&P 500 Minimum Variance ETF	0.10%(1)

Invesco S&P 500 Momentum ETF	0.13%(2)

Invesco S&P High Income Infrastructure ETF*	0.45%

Invesco S&P MidCap Low Volatility ETF	0.25%

Invesco S&P SmallCap Consumer Discretionary ETF	0.29%

Invesco S&P SmallCap Consumer Staples ETF	0.29%

Invesco S&P SmallCap Energy ETF	0.29%

Invesco S&P SmallCap Financials ETF	0.29%

Invesco S&P SmallCap Health Care ETF	0.29%

Invesco S&P SmallCap High Dividend Low Volatility ETF	0.30%

Invesco S&P SmallCap Industrials ETF	0.29%

Invesco S&P SmallCap Information Technology ETF	0.29%

Invesco S&P SmallCap Low Volatility ETF	0.25%

Invesco S&P SmallCap Materials ETF	0.29%

Invesco S&P SmallCap Quality ETF	0.29%

Invesco S&P SmallCap Utilities & Communication Services ETF	0.29%

Invesco Senior Loan ETF	0.65%

Invesco Shipping ETF*	0.65%

Invesco Solar ETF	0.50%

Invesco Taxable Municipal Bond ETF	0.28%

Invesco Treasury Collateral ETF	0.08%

Invesco Variable Rate Preferred ETF	0.50%

Invesco VRDO Tax-Free Weekly ETF	0.25%

*

The Adviser has agreed to waive a portion of its Advisory Fee to the extent necessary to prevent each Fund’s operating expenses (excluding interest expenses, brokerage commissions and other trading expenses, Acquired Fund Fees and Expenses, if any, taxes and litigation expenses, and extraordinary expenses) from exceeding the management fee through at least April 6, 2020 for Invesco Shipping ETF and through at least May 18, 2020 for Invesco S&P High Income Infrastructure ETF.

(1)	Effective April 20, 2018, the Adviser contractually reduced the Fund’s management fee from 0.13% to 0.10%.
(2)	Effective January 1, 2018, the Adviser contractually reduced the Fund’s management fee from 0.25% to 0.13%.

The Advisory Fee paid by each Fund (except Invesco Solar ETF) to the Adviser set forth in the table above is an annual unitary management fee. Out of the unitary management fee, the Adviser pays for substantially all expenses of each Fund (except Invesco Solar ETF), including payments to the Sub-Advisers (for Invesco Senior Loan ETF and Invesco Treasury Collateral ETF), the cost of transfer agency, custody, fund administration, legal, audit and other services, except for advisory fees, distribution fees, if any, brokerage expenses, taxes, interest (including, for Invesco Senior Loan ETF, interest expenses associated with the line of credit), litigation expenses, Acquired Fund Fees and Expenses, if any, and other extraordinary expenses. For Invesco Senior Loan ETF, the Adviser also pays out of the unitary management fee the set-up fees and commitment fees associated with the line of credit.

Invesco Solar ETF is responsible for all of its own expenses, including its Advisory Fee, costs of transfer agency, custody, fund administration, legal, audit and other services, interest, taxes, Acquired Fund Fees and Expenses, if any, brokerage commissions and other expenses connected with executions of portfolio transactions, licensing fees related to its Underlying Index, as applicable, any distribution fees or expenses, litigation expenses, fees payable to the Trust’s Board members and officers who are not “interested persons” of the Trust or the Adviser, expenses incurred in connection with the Board members’ services, including travel expenses and legal fees of counsel for those members of the Board who are not “interested persons” of the Trust and extraordinary expenses.

The Trust and the Adviser have entered into an Amended and Restated Excess Expense Agreement (the “Expense Agreement”) on behalf of the Fund listed in the following table pursuant to which the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of such Fund (excluding interest expenses, sub-licensing fees, offering costs, brokerage commissions and other trading expenses, taxes, Acquired Fund Fees and Expenses, if applicable, and extraordinary expenses) from exceeding the percentage of its average daily net assets per year, as set forth in the chart below (each, an “Expense Cap”), at least until May 18, 2020.

Fund	Expense Cap
Invesco Solar ETF (1)	0.65%

(1)

The Adviser further agrees to reimburse the Fund in the amount equal to the licensing fees that the Fund pays that cause the Fund’s operating expenses (excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, Acquired Fund Fees and Expenses and extraordinary expenses) to exceed 0.70%, through at least May 18, 2020.

The offering costs excluded from the Expense Cap for Invesco Solar ETF are: (a) initial legal fees pertaining to the Fund’s Shares offered for sale; (b) initial SEC and state registration fees; and (c) initial fees paid to be listed on an exchange. The Expense Agreement provides that for Invesco Solar ETF, the fees waived and/or expenses borne by the Adviser are subject to recapture by the Adviser for up to three years from the date the fees were waived or the expenses were incurred, but no recapture payment will be made by the Fund if it would result in the Fund exceeding (i) the Expense Cap or (ii) the expense cap in effect at the time the fees and/or expenses subject to recapture were waived and/or borne by the Adviser.

The Funds may invest in money market funds that are managed by affiliates of the Adviser. The indirect portion of the management fee that a Fund incurs through such investments is in addition to the Adviser’s unitary management fee. Therefore, the Adviser has agreed to waive the management fees that it receives in an amount equal to the indirect management fees that a Fund incurs through its investments in affiliated money market funds through August 31, 2020. There is no guarantee that the Adviser will extend the waiver of these fees past that date.

Under the Investment Advisory Agreement, the Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the performance of the Investment Advisory Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard of its duties and obligations thereunder. For each Fund, the Investment Advisory Agreement continues in effect only if approved annually by the Board, including a majority of the Independent Trustees. The Investment Advisory Agreement terminates automatically upon assignment and is terminable at any time without penalty as to a Fund by the Board, including a majority of the Independent Trustees, or by vote of the holders of a majority of that Fund’s outstanding voting securities on 60 days’ written notice to the Adviser, or by the Adviser on 60 days’ written notice to the Fund.

Sub-Advisory Agreement.  The Adviser has entered into a sub-advisory agreement with certain affiliates to serve as sub-advisers to Invesco Senior Loan ETF and Invesco Treasury Collateral ETF (the “Sub-Advisory Agreements”) pursuant to which these affiliated sub-advisers may be appointed by the Adviser from time to time to provide discretionary investment management services, investment advice and/or order execution services to the Funds. These affiliated sub-advisers, each of which is a registered investment adviser under the Advisers Act, are:

•	Invesco Senior Secured Management, Inc. (“Invesco Senior Secured”);

•	Invesco Advisers, Inc. (“Invesco Advisers”);

•	Invesco Asset Management Deutschland GmbH (“Invesco Deutschland”);

•	Invesco Asset Management Limited (“Invesco Asset Management”);

•	Invesco Asset Management (Japan) Limited (“Invesco Japan”);

•	Invesco Hong Kong Limited (“Invesco Hong Kong”); and

•	Invesco Canada Ltd. (“Invesco Canada”).

The Adviser and each affiliated sub-adviser listed above are indirect, wholly owned subsidiaries of Invesco Ltd. Under each Sub-Advisory Agreement, each sub-adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by Invesco Senior Loan ETF and Invesco Treasury Collateral ETF in connection with the performance of the Sub-Advisory Agreements, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of a sub-adviser in the performance of its duties or from reckless disregard of its duties and obligations thereunder. Each Sub-Advisory Agreement will continue in effect (following the initial term of the Agreement) only if approved annually by the Board, including a majority of the Independent Trustees.

Each Sub-Advisory Agreement terminates automatically upon assignment or termination of the Advisory Agreement and are terminable at any time without penalty as to a Fund by the Board, including a majority of the Independent Trustees, or by vote of the holders of a majority of the Fund’s outstanding voting securities on 60 days’ written notice to the relevant Sub-Adviser, by the Adviser on 60 days’ written notice to the relevant Sub-Adviser or by the Sub-Adviser on 60 days’ written notice to the Trust. Invesco Senior Secured currently serves as Invesco Senior Loan ETF’s Sub-Adviser. Invesco Advisers currently serves as Invesco Treasury Collateral ETF’s Sub-Adviser. For the services rendered by each Sub-Adviser under its Sub-Advisory Agreement, the Adviser pays the Sub-Adviser a fee which will be computed daily and paid as of the last day of each month equal to 40% of the Adviser’s monthly compensation with respect to the assets of the Invesco Senior Loan ETF or the Invesco Treasury Collateral ETF for which the Sub-Adviser provides sub-advisory services. On an annual basis, the sub-advisory fee is equal to 40% of the compensation received by the Adviser from a Fund with respect to the sub-advised assets per year.

The aggregate amount of the Advisory Fees paid by each Fund to the Adviser and the aggregate Advisory Fees waived by the Adviser for each Fund are shown below. For Invesco S&P High Income Infrastructure ETF and Invesco Solar ETF, the information presented is for the fiscal years ended August 31, 2018, 2017 and 2016. For Invesco Shipping ETF, effective August 31, 2018, the Fund changed its fiscal year from May 31 to August 31. The information presented below for Invesco Shipping ETF is for the fiscal years ended May 31, 2018, 2017 and 2016 and the fiscal period June 1, 2018 through August 31, 2018. For each other Fund, effective August 31, 2018, the Funds changed their fiscal year end from October 31 to August 31. For those Funds, the information presented below is for the fiscal years ended October 31, 2017, 2016, and 2015 and the fiscal period November 1, 2017 through August 31, 2018.

	Advisory Fees Paid for the Fiscal Year Ended				Advisory Fees Waived for the Fiscal Year Ended*
Fund	2018	2017	2016	2015	2018	2017	2016	2015	Date of Commencement of Investment Operations

Invesco 1-30 Laddered Treasury ETF	$368,208	$473,283	$589,510	$826,019	$(530)	$(550)	$(670)	$(831)	10/11/2007

Invesco California AMT-Free Municipal Bond ETF	$580,531	$531,954	$391,332	$260,334	N/A	N/A	N/A	N/A	10/11/2007

Invesco CEF Income Composite ETF	$2,958,459	$3,367,222	$3,097,524	$3,260,841	$(940)	$(1,971)	$(1,351)	$(1,351)	02/16/2010

Invesco DWA SmallCap Momentum ETF	$1,446,692	$1,121,338	$1,392,311	$2,295,615	$(96)	$(137)	$(169)	$(227)	07/16/2012

Invesco DWA Tactical Multi-Asset Income ETF	$177,002	$292,560	$125,101	N/A	$(67)	$(59)	$(21)	N/A	03/07/2016

Invesco DWA Tactical Sector Rotation ETF	$86,749	$172,416	$218,026	$2,846	$(43)	$(55)	$(31)	N/A	10/07/2015

Invesco Fundamental High Yield® Corporate Bond ETF	$4,398,919	$5,816,367	$4,042,795	$3,169,756	$(5,623)	$(10,599)	$(10,652)	$(8,075)	11/13/2007

Invesco Fundamental Investment Grade Corporate Bond ETF	$170,693	$109,132	$95,867	$72,921	$(490)	$(343)	$(517)	$(310)	09/12/2011

Invesco KBW Bank ETF	$3,204,795	$2,850,981	$1,416,555	$1,178,930	$(763)	$(586)	$(376)	$(160)	11/01/2011

Invesco KBW High Dividend Yield Financial ETF	$936,114	$989,001	$744,143	$1,044,375	$(604)	$(564)	$(413)	$(786)	11/29/2010

Invesco KBW Premium Yield Equity REIT ETF	$1,128,151	$1,016,568	$538,219	$412,729	$(768)	$(954)	$(476)	$(266)	11/29/2010

Invesco KBW Property & Casualty Insurance ETF	$222,460	$333,314	$269,600	$64,838	$(71)	$(76)	$(75)	$(42)	11/29/2010

Invesco KBW Regional Banking ETF	$488,585	$643,464	$331,845	$135,730	$(159)	$(174)	$(98)	$(25)	11/01/2011

Invesco LadderRite 0-5 Year Composite ETF	$36,368	$54,022	$29,841	$13,732	$(301)	$(676)	$(385)	$(142)	09/08/2014

Invesco National AMT-Free Municipal Bond ETF	$3,812,635	$4,041,215	$3,364,581	$2,370,789	N/A	N/A	N/A	N/A	10/11/2007

Invesco New York AMT-Free Municipal Bond ETF	$156,975	$179,389	$152,790	$136,542	N/A	N/A	N/A	N/A	10/11/2007

Invesco Preferred ETF	$21,852,991	$24,179,803	$19,825,790	$13,519,520	$(18,348)	$(18,307)	$(16,410)	$(18,568)	01/28/2008

Invesco PureBetaSM MSCI USA ETF	$906	$111	N/A	N/A	$(2)	N/A	N/A	N/A	09/19/2017

Invesco PureBetaSM MSCI USA Small Cap ETF	$1,377	$170	N/A	N/A	$(2)	N/A	N/A	N/A	09/19/2017

Invesco PureBetaSM US Aggregate Bond ETF	$10,173	$1,130	N/A	N/A	$(218)	$(159)	N/A	N/A	09/27/2017

Invesco Russell 1000 Enhanced Equal Weight ETF	$270,659	$45,478	N/A	N/A	$(101)	$(13)	N/A	N/A	07/11/2017

Invesco Russell 1000 Equal Weight ETF	$658,026	$501,811	$189,451	$217,649	$(313)	$(270)	$(115)	$(34)	12/22/2014

Invesco Russell 1000 Low Beta Equal Weight ETF	$454,202	$552,808	$410,751	N/A	$(144)	$(202)	$(144)	N/A	11/02/2015

Invesco S&P 500® ex-Rate Sensitive Low Volatility ETF	$341,341	$377,706	$329,829	$88,832	$(31)	$(80)	$(41)	$(44)	04/06/2015

Invesco S&P 500® High Beta ETF	$675,037	$1,084,368	$291,389	$554,884	$(221)	$(629)	$(51)	$(119)	05/02/2011

Invesco S&P 500® High Dividend Low Volatility ETF	$6,954,096	$8,891,306	$4,623,502	$1,393,359	$(1,180)	$(2,006)	$(1,493)	$(373)	10/12/2012

Invesco S&P 500® Low Volatility ETF	$14,966,480	$16,631,387	$16,402,462	$12,537,586	$(2,197)	$(2,748)	$(3,434)	$(2,510)	05/02/2011

	Advisory Fees Paid for the Fiscal Year Ended				Advisory Fees Waived for the Fiscal Year Ended*
Fund	2018	2017	2016	2015	2018	2017	2016	2015	Date of Commencement of Investment Operations

Invesco S&P 500 Minimum Variance ETF	$1,708	$1,014	N/A	N/A	$(6)	N/A	N/A	N/A	07/11/2017

Invesco S&P 500 Momentum ETF	$26,418	$3,644	$5,321	$402	$(11)	$(1)	$(2)	N/A	10/06/2015

Invesco S&P 500 Enhanced Value ETF	$34,742	$61,011	$5,128	$402	$(32)	$(24)	$(6)	N/A	10/06/2015

Invesco S&P High Income Infrastructure ETF(1)	$180,356	$109,694	$11,647	$6,190	$(39)	$0	$0	$0	02/11/2015

Invesco S&P MidCap Low Volatility ETF	$2,679,770	$2,408,293	$980,077	$213,889	$(1,468)	$(900)	$(297)	$(80)	02/12/2013

Invesco S&P SmallCap Consumer Discretionary ETF	$193,109	$188,421	$247,772	$328,029	$(40)	$(63)	$(53)	$(83)	04/05/2010

Invesco S&P SmallCap Consumer Staples ETF	$128,396	$178,041	$181,251	$100,993	$(81)	$(102)	$(116)	$(31)	04/05/2010

Invesco S&P SmallCap Energy ETF	$150,930	$164,603	$122,848	$115,517	$(17)	$(18)	$(22)	$(16)	04/05/2010

Invesco S&P SmallCap Financials ETF	$568,489	$698,802	$542,415	$368,964	$(272)	$(263)	$(275)	$(87)	04/05/2010

Invesco S&P SmallCap Health Care ETF	$1,232,585	$592,255	$623,585	$610,214	$(658)	$(283)	$(351)	$(95)	04/05/2010

Invesco S&P SmallCap High Dividend Low Volatility ETF	$20,021	$20,169	N/A	N/A	$(13)	$(13)	N/A	N/A	12/01/2016

Invesco S&P SmallCap Industrials ETF	$275,190	$254,919	$177,752	$248,635	$(48)	$(87)	$(41)	$42	04/05/2010

Invesco S&P SmallCap Information Technology ETF	$1,084,315	$1,584,606	$1,163,658	$831,644	$(347)	$(567)	$(444)	$(192)	04/05/2010

Invesco S&P SmallCap Low Volatility ETF	$2,514,970	$2,277,156	$892,856	$209,717	$(1,109)	$(1,144)	$(271)	$(61)	02/12/2013

Invesco S&P SmallCap Materials ETF	$94,382	$178,297	$35,450	$58,199	$(67)	$(124)	$(8)	$(11)	04/05/2010

Invesco S&P SmallCap Quality ETF	$22,622	$3,003	N/A	N/A	$(3)	$(1)	N/A	N/A	04/03/2017

Invesco S&P SmallCap Utilities & Communication Services ETF	$123,452	$138,428	$283,294	$101,874	$(154)	$(207)	$(117)	$(21)	04/05/2010

Invesco Senior Loan ETF	$43,391,848	$55,771,970	$29,117,400	$35,925,929	$(1,039,450)	$(1,548,362)	$(631,998)	$(188,377)	03/01/2011

Invesco Shipping ETF (2)	$116,015	$687,669	$471,274	$284,583	$(149)	$0	$0	$0	06/11/2010

Invesco Solar ETF (1)	$1,753,294	$1,135,353	$1,299,187	$1,746,186	$(155,183)	$(141,131)	$(405,821)	$(114,866)	04/15/2008

Invesco Taxable Municipal Bond ETF	$2,210,161	$2,742,635	$2,432,020	$2,027,421	$(17,750)	$(22,816)	$(59,607)	$(19,779)	11/16/2009

Invesco Treasury Collateral ETF	$307,313	$246,371	N/A	N/A	$(750)	$(2,761)	N/A	N/A	01/10/2017

Invesco Variable Rate Preferred ETF	$8,572,977	$6,841,613	$3,115,065	$1,060,980	$(7,964)	$(8,297)	$(5,813)	$(1,475)	04/28/2014

Invesco VRDO Tax-Free Weekly ETF	$143,709	$192,631	$171,302	$237,010	N/A	N/A	N/A	N/A	11/14/2007

*	Includes unitary fee waivers and waiver of fees equal to the indirect management fees that a Fund incurs through its investments in affiliated money market funds, as applicable.
(1)

The Funds were created as part of the reorganization of the Predecessor Funds into the respective Funds. Prior to the reorganization, the Predecessor Funds were managed by Guggenheim Funds Investment Advisors. The aggregate amount of the Advisory Fees paid by each Predecessor Fund to Guggenheim Funds Investment Advisors (before giving effect to any amounts reimbursed by Guggenheim Funds Investment Advisors) and the aggregate amount of expenses reimbursed by Guggenheim Funds Investment Advisors during the fiscal years ended August 31, 2015, 2016 and 2017 are set forth in the chart. Information provided for the Fund is for the fiscal year ended August 31, 2018.

Payments to Financial Intermediaries.  The Adviser, the Distributor and/or their affiliates may enter into contractual arrangements with certain broker-dealers and other financial intermediaries that the Adviser, the Distributor and/or their affiliates believe may benefit the Funds. Pursuant to such arrangements, the Adviser, the Distributor and/or their affiliates may provide cash payments or non-cash compensation to intermediaries for certain activities related to certain Funds. Such payments are designed to make registered representatives and other professionals more knowledgeable about exchange-traded products, including each Fund, or for other activities, such as participating in marketing activities and presentations, educational training programs, conferences, data collection and provision, technology support, the development of technology platforms and reporting systems. The Adviser, the Distributor and/or their affiliates also may pay intermediaries for certain printing, publishing and mailing costs associated with the Funds or materials relating to exchange-traded funds in general. As of the date of this SAI, the Adviser had such arrangements in place with Charles Schwab & Co., Inc. (“Schwab”).

In addition, the Adviser, the Distributor and/or their affiliates may make payments to intermediaries that make Shares available to their clients or for otherwise promoting the Funds. Payments of this type are sometimes referred to as revenue-sharing payments. Any payments made pursuant to such arrangements may vary in any year and may be different for different intermediaries. In certain cases, the payments described in the preceding sentence may be subject to certain minimum payment levels. As of the date of this SAI, as amended or supplemented from time to time, the intermediaries receiving such payments include Pershing LLC. Any additions, modifications, or deletions to this list of financial intermediaries that have occurred since the date noted above are not included in the list.

Any payments described above by the Adviser, the Distributor and/or their affiliates will be made from their own assets and not from the assets of the Funds. Although a portion of the Adviser’s revenue comes directly or indirectly in part from fees paid by the Funds, payments to financial intermediaries are not financed by the Funds and therefore do not increase the price paid by investors for the purchase of shares of, or the cost of owning, a Fund or reduce the amount received by a shareholder as proceeds from the redemption of Shares. As a result, such payments are not reflected in the fees and expenses listed in the fees and expenses sections of the Funds’ Prospectuses.

The Adviser periodically assesses the advisability of continuing to make these payments. Payments to a financial intermediary may be significant to that intermediary, and amounts that intermediaries pay to your adviser, broker or other investment professional, if any, may also be significant to such adviser, broker or investment professional. Because an intermediary may make decisions about what investment options it will make available or recommend, and what services to provide in connection with various products, based on payments it receives or is eligible to receive, such payments create conflicts of interest between the intermediary and its clients. For example, these financial incentives may cause the intermediary to recommend the Funds over other investments. The same conflict of interest exists with respect to your financial adviser, broker or investment professionals if he or she receives similar payments from his or her intermediary firm.

Please contact your salesperson, adviser, broker or other investment professional for more information regarding any such payments or financial incentives his or her intermediary firm may receive. Any payments made, or financial incentives offered, by the Adviser, Distributor and/or their affiliates to an intermediary may create the incentive for the intermediary to encourage customers to buy Shares of the Funds.

Administrator.  BNYM serves as administrator for the Funds. Its principal address is 240 Greenwich Street, New York, New York 10286.

BNYM serves as administrator for the Funds pursuant to a fund administration and account services agreement (the “Administrative Services Agreement”). Under the Administrative Services Agreement, BNYM is obligated on a continuous basis to provide such administrative services as the Board reasonably deems necessary for the proper administration of the Trust and the Funds. BNYM will generally assist in many aspects of the Trust’s and the Funds’ operations, including accounting, bookkeeping and record keeping services (including, without limitation, the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other service providers); assist in preparing reports to shareholders or investors; prepare and file tax returns; supply financial information and supporting data for reports to and filings with the SEC and various state Blue Sky authorities; and supply supporting documentation for meetings of the Board.

Pursuant to the Administrative Services Agreement, the Trust has agreed to indemnify the Administrator for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from negligence or willful misconduct in the performance of its duties.

The aggregate amount of the administrative fees paid by each Fund to BNYM pursuant to the Administrative Services Agreement during each Fund’s fiscal years ended August 31, 2015, 2016, 2017 and 2018, or as otherwise indicated, are set forth in the chart below. With respect to the Predecessor Funds, any administrative fees paid prior to the Reorganization were paid by the Predecessor Funds.

Fund	2018	2017	2016	2015

Invesco Solar ETF	$90,641	$60,051	$64,167	$84,848

Custodian, Transfer Agent and Fund Accounting Agent.  BNYM (the “Custodian” or “Transfer Agent”), located at 240 Greenwich Street, New York, New York 10286, also serves as custodian for the Funds pursuant to a custodian agreement (the “Custodian Agreement”). As Custodian, BNYM holds the Funds’ assets, calculates the NAV of the Shares and calculates net income and realized capital gains or losses. BNYM also serves as transfer agent for the Funds pursuant to a transfer agency agreement. Further, BNYM serves as Fund accounting agent pursuant to the Administrative Services Agreement. As compensation for the foregoing services, BNYM may be reimbursed for its out-of-pocket costs and receive transaction fees and asset-based fees, which are accrued daily and paid monthly by the Adviser from the Advisory Fee.

Distributor.  Invesco Distributors, Inc. (previously defined as the “Distributor”) is the distributor of the Funds’ Shares. The Distributor’s principal address is 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The Distributor has entered into a distribution agreement (the “Distribution Agreement”) with the Trust pursuant to which it distributes the Funds’ Shares. Each Fund continuously offers Shares for sale through the Distributor only in Creation Unit Aggregations, as described in the Prospectuses and below under the heading “Creation and Redemption of Creation Unit Aggregations.”

The Distribution Agreement for the Funds provides that it may be terminated as to a Fund at any time, without the payment of any penalty, on at least 60 days’ written notice by the Trust to the Distributor (i) by vote of a majority of the Independent Trustees or (ii) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. The Distribution Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

Securities Lending Arrangement.  The Funds may participate in a securities lending program (the “Program”) pursuant to a securities lending agreement that establishes the terms of the loan, including collateral requirements. While collateral may consist of cash, U.S. Government securities, letters of credit, or such other collateral as may be permitted under such Funds’ investment policies, the Adviser currently accepts only cash collateral under the Program. Funds participating in the Program may lend securities to securities brokers and other borrowers. The Adviser renders certain administrative services to the Funds that engage in securities lending activities, which includes: (a) overseeing participation in the Program to ensure compliance with all applicable regulatory and investment guidelines; (b) assisting the securities lending agent or principal (the agent) in determining which specific securities are available for loan; (c) monitoring the agent to ensure that securities loans are effected in accordance with the Adviser’s instructions and with procedures adopted by the Board; (d) monitoring the creditworthiness of the agent and borrowers to ensure that securities loans are effected in accordance with the Adviser’s risk policies; (e) preparing appropriate periodic Board reports with respect to securities lending activities; (f) responding to agent inquiries; and (g) performing such other duties as may be necessary.

BNYM serves as the securities lending agent for the Program. Prior to December 3, 2018, Brown Brothers Harriman & Co. and Citibank N.A. served as securities lending agents for certain Funds participating in the

Program. Prior to the Reorganization, the Predecessor Funds participated in a securities lending program, for which an unaffiliated third-party served as securities lending agent.

Each securities lending agent provides the following services for the Funds in connection with securities lending activities: (i) entering into loans with approved entities subject to guidelines or restrictions provided by the Funds; (ii) receiving and holding collateral from borrowers, and facilitating the investment and reinvestment of cash collateral; (iii) monitoring daily the value of the loaned securities and collateral, including receiving and delivering additional collateral as necessary from/to borrowers; (iv) negotiating loan terms; (v) selecting securities to be loaned subject to guidelines or restrictions provided by the Funds; (vi) recordkeeping and account servicing; (vii) monitoring dividend/distribution activity and material proxy votes relating to loaned securities; and (viii) arranging for return of loaned securities to the Funds at loan termination.

For the fiscal year ended August 31, 2018, the income earned by the Funds, as well as the fees and/or compensation paid by the Funds (in dollars) to a securities lending agent pursuant to a securities lending agreement were as follows:

	Gross income from securities lending activities	Fees paid to Securities Lending Agent from a revenue split	Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) not included in the revenue split	Administrative fees not included in the revenue split	Indemnification fees not included in the revenue split	Rebate (paid to borrower)	Other fees not included in the revenue split	Aggregate fees/ compensation for securities lending activities	Net income from securities lending activities

Invesco CEF Income Composite ETF	$307,655	$30,765	$0	$0	$0	$0	$0	$30,765	$276,890

Invesco DWA SmallCap Momentum ETF	$217,609	$41,667	$0	$0	$0	$75,124	$0	$116,791	$375,005

Invesco DWA Tactical Multi-Asset Income ETF	$113,230	$11,322	$0	$0	$0	$0	$0	$11,3235	$101,907

Invesco DWA Tactical Sector Rotation ETF	$25,199	$2,520	$0	$0	$0	$0	$0	$2,520.04	$22,679.29

Invesco Fundamental High Yield® Corporate Bond ETF	$769,490	$76,949	$0	$0	$0	$0	$0	$76,949	$692,541

Invesco KBW High Dividend Yield Financial ETF	$692,633	$95,671	$0	$0	$0	$98,457	$0	$194,129	$861,043

Invesco KBW Premium Yield Equity REIT ETF	$108,060	$4,892	$0	$0	$0	$59,146	$0	$64,038	$44,022

Invesco Preferred ETF	$4,743,268	$474,331	$0	$0	$0	$0	$0	$474,331	$4,268,937

Invesco Russell 1000 Equal Weight ETF	$69,543	$6,9549	$0	$0	$0	$0	$0.00	$6,954	$62,589

Invesco S&P 500® High Beta ETF	$94,787	$5,737	$0	$0	$0	$37,421	0	$43,158	$51,630

Invesco S&P High Income Infrastructure ETF	$157,383	$24,805	$0	$0	$0	$(51,372)	$0	$(26,567)	$183,950

Invesco S&P SmallCap Consumer Discretionary ETF	$187,845	$14,741	$0	$0	$0	$40,433	$0	$55,174	$132,671

Invesco S&P SmallCap Consumer Staples ETF	$564	$56	$0	$0	$0	$0	$0	$56	$508

	Gross income from securities lending activities	Fees paid to Securities Lending Agent from a revenue split	Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) not included in the revenue split	Administrative fees not included in the revenue split	Indemnification fees not included in the revenue split	Rebate (paid to borrower)	Other fees not included in the revenue split	Aggregate fees/ compensation for securities lending activities	Net income from securities lending activities

Invesco S&P SmallCap Energy ETF	$38,198	$2,704	$0	$0	$0	$11,158	$0	$13,862	$24,336

Invesco S&P SmallCap Financial ETF	$111,242	$4,439	$0	$0	$0	$66,849	$0	$71,288	$39,954

Invesco S&P SmallCap Health Care ETF	$451,926	$45.193	$0	$0	$0	$0	$0	$45,193	$406,733

Invesco S&P SmallCap Industrials ETF	$19,774	$793	$0.	$0.	$0.	$11,843	$0	$12,636	$7,138

Invesco S&P SmallCap Information Technology ETF	$1,036,716	$99,314	$0.00	$0.00	$0.00	$43,577	$0.00	$142,891	$893,825

Invesco S&P SmallCap Low Volatility ETF	$149,718	$4,691	$0.	$0.	$0.	$102,812	$0	$107,503	$42,215

Invesco S&P SmallCap Materials ETF	$20,519	$511	$0	$0	$0	$15,401	$0.00	$15,912	$4,607

Invesco S&P SmallCap Utilities & Communication Services ETF	$226,993	$20,919	$0.00	$0.00	$0.00	$17,799	$0.00	$38,718	$188,275

Invesco Shipping ETF	$241,278	$111,708	$0	$0	$0	$(507,159)	$0	$(395,451)	$636,729

Invesco Solar ETF	$1,491,465.34	$755,477.32	$0.00	$0.00	$0.00	$(3,791,979.50)	$.00	$(3,036,502.18)	$4,527,967.49

Invesco Variable Rate Preferred ETF	$901,772	$80,780	$0	$0	$0	$93,968	$0	$174,749	$727,024

Aggregations.  The Distributor does not distribute Shares in less than Creation Unit Aggregations. The Distributor will deliver a Prospectus (or a Summary Prospectus) and, upon request, this SAI to persons purchasing Creation Unit Aggregations and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the Exchange Act, as amended, and a member of the Financial Industry Regulatory Authority (“FINRA”).

The Distributor also may enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Unit Aggregations of the Shares. Such Soliciting Dealers also may be Participating Parties (as defined in “Procedures for Creation of Creation Unit Aggregations—All Funds” below) and DTC Participants (as defined in “DTC Acts as Securities Depository for Shares” below).

Index Providers.  No entity that creates, compiles, sponsors or maintains the Underlying Indexes is or will be an affiliated person, as defined in Section 2(a)(3) of the 1940 Act, or an affiliated person of an affiliated person, of the Trust, the Adviser, the Distributor or a promoter of the Funds.

Neither the Adviser nor any affiliate of the Adviser has any rights to influence the selection of the securities in the Underlying Indexes.

Set forth below is a list of each Fund and the Underlying Index upon which it is based.

Fund	Underlying Index
Invesco 1-30 Laddered Treasury ETF	Ryan/Nasdaq U.S. 1-30 Year Treasury Laddered Index

Invesco California AMT-Free Municipal Bond ETF	ICE BofAML California Long-Term Core Plus Municipal Securities Index

Invesco CEF Income Composite ETF	S-Network Composite Closed-End Fund IndexSM

Invesco DWA SmallCap Momentum ETF	Dorsey Wright® SmallCap Technical Leaders Index

Invesco DWA Tactical Multi-Asset Income ETF	Dorsey Wright Multi-Asset Income Index

Invesco DWA Tactical Sector Rotation ETF	Dorsey Wright® Sector 4 Index

Invesco Fundamental High Yield® Corporate Bond ETF	RAFI® Bonds U.S. High Yield 1-10 Index

Invesco Fundamental Investment Grade Corporate Bond ETF	RAFI® Bonds U.S. Investment Grade 1-10 Index

Invesco KBW Bank ETF	KBW Nasdaq Bank Index*

Invesco KBW High Dividend Yield Financial ETF	KBW Nasdaq Financial Sector Dividend Yield Index*

Invesco KBW Premium Yield Equity REIT ETF	KBW Nasdaq Premium Yield Equity REIT Index*

Invesco KBW Property & Casualty Insurance ETF	KBW Nasdaq Property & Casualty Index*

Invesco KBW Regional Banking ETF	KBW Nasdaq Regional Banking Index*

Invesco LadderRite 0-5 Year Corporate Bond ETF	Nasdaq LadderRite® 0-5 Year USD Corporate Bond Index

Invesco National AMT-Free Municipal Bond ETF	ICE BofAML National Long-Term Core Plus Municipal Securities Index

Invesco New York AMT-Free Municipal Bond ETF	ICE BofAML New York Long-Term Core Plus Municipal Securities Index

Invesco Preferred ETF	ICE BofAML Core Plus Fixed Rate Preferred Securities Index

Invesco PureBetaSM MSCI USA ETF	MSCI USA Index

Invesco PureBetaSM MSCI USA Small Cap ETF	MSCI USA Small Cap Index

Invesco PureBetaSM US Aggregate Bond ETF	ICE BofAML US Broad Market Index

Invesco Russell 1000 Enhanced Equal Weight ETF	Russell 1000® Enhanced Value Equal Weight Index

Invesco Russell 1000 Equal Weight ETF	Russell 1000® Equal Weight Index

Invesco Russell 1000 Low Beta Equal Weight ETF	Russell 1000® Low Beta Equal Weight Index

Invesco S&P 500® ex-Rate Sensitive Low Volatility ETF	S&P 500 Low Volatility Rate Response Index**

Invesco S&P 500® High Beta ETF	S&P 500® High Beta Index**

Invesco S&P 500® High Dividend Low Volatility ETF	S&P 500® Low Volatility High Dividend Index **

Invesco S&P 500® Low Volatility ETF	S&P 500® Low Volatility Index**

Invesco S&P 500 Enhanced Value ETF	S&P 500 Enhanced Value Index**

Invesco S&P 500 Minimum Variance ETF	S&P 500® Minimum Volatility Index**

Invesco S&P 500 Momentum ETF	S&P 500 Momentum Index**

Invesco S&P High Income Infrastructure ETF	S&P High Income Infrastructure Index**

Invesco S&P MidCap Low Volatility ETF	S&P MidCap 400 Low Volatility Index**

Invesco S&P SmallCap Consumer Discretionary ETF	S&P SmallCap 600® Capped Consumer Discretionary Index**

Invesco S&P SmallCap Consumer Staples ETF	S&P SmallCap 600® Capped Consumer Staples Index**

Invesco S&P SmallCap Energy ETF	S&P SmallCap 600® Capped Energy Index**

Invesco S&P SmallCap Financials ETF	S&P SmallCap 600® Capped Financials & Real Estate Index**

Invesco S&P SmallCap Health Care ETF	S&P SmallCap 600® Capped Health Care Index**

Invesco S&P SmallCap High Dividend Low Volatility ETF	S&P SmallCap 600® Low Volatility High Dividend Index**

Invesco S&P SmallCap Industrials ETF	S&P SmallCap 600® Capped Industrials Index**

Fund	Underlying Index
Invesco S&P SmallCap Information Technology ETF	S&P SmallCap 600® Capped Information Technology Index**

Invesco S&P SmallCap Low Volatility ETF	S&P SmallCap 600® Low Volatility Index**

Invesco S&P SmallCap Materials ETF	S&P SmallCap 600® Capped Materials Index**

Invesco S&P SmallCap Quality ETF	S&P SmallCap 600® Quality Index**

Invesco S&P SmallCap Utilities & Communication Services ETF	S&P SmallCap 600® Capped Utilities & Communications Services Index**

Invesco Senior Loan ETF	S&P/LSTA U.S. Leveraged Loan 100 Index**

Invesco Shipping ETF	Dow Jones Global Shipping IndexSM**

Invesco Solar ETF	MAC Global Solar Energy Index

Invesco Taxable Municipal Bond ETF	ICE BofAML US Taxable Municipal Securities Plus Index

Invesco Treasury Collateral ETF	ICE U.S. Treasury Short Bond Index

Invesco Variable Rate Preferred ETF	Wells Fargo® Hybrid and Preferred Securities Floating and Variable Rate Index

Invesco VRDO Tax-Free Weekly ETF	Bloomberg U.S. Municipal AMT-Free Weekly VRDO Index

*

Keefe, Bruyette & Woods (“KBW Nasdaq”) is the Index Provider for the Fund’s Underlying Index. “Keefe, Bruyette & Woods,” “Keefe, Bruyette & Woods, Inc.,” “KBW Nasdaq Premium Yield Equity REIT Index,” “KBW Nasdaq Financial Sector Dividend Yield Index,” “KBW Nasdaq Property & Casualty Index,” “KBW Nasdaq Bank Index,” “KBW Regional Banking Index,” and “KBW Nasdaq” are trademarks of KBW and have been licensed for use by the Adviser.

**

S&P Dow Jones Indices LLC (“S&P DJI”) is the Index Provider for the Fund’s Underlying Index. Standard & Poor’s® and S&P® are registered trademarks of S&P DJI and have been licensed for use by the Adviser.

BROKERAGE TRANSACTIONS AND COMMISSIONS ON AFFILIATED TRANSACTIONS

The policy of the Adviser regarding purchases and sales of securities is to give primary consideration to obtaining the most favorable prices and efficient executions of transactions under the circumstances. Consistent with this policy, when securities transactions are effected on a stock exchange, the Adviser’s policy is to pay commissions that are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Adviser or Sub-Adviser, as applicable, relies upon its experience and knowledge regarding commissions various brokers generally charge. The sale of Shares by a broker-dealer is not a factor in the selection of broker-dealers.

In seeking to implement its policies, the Adviser or Sub-Adviser, as applicable, effects transactions with those brokers and dealers that the Adviser or Sub-Adviser believes provide the most favorable prices and are capable of providing efficient executions. The Adviser or Sub-Adviser and their affiliates currently do not participate in soft dollar transactions.

The Adviser or Sub-Adviser assumes the general supervision over placing orders on behalf of the Funds for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities by the Funds and one or more other investment companies or clients supervised by the Adviser or Sub-Adviser are considered at or about the same time, the Adviser allocates transactions in such securities among the Fund, the several investment companies and clients in a manner deemed equitable to all. In some cases, this procedure could have a detrimental effect on the price or volume of the security as far as the Funds are concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Funds. The primary consideration is prompt execution of orders at the most favorable net price under the circumstances.

Purchases and sales of fixed-income securities for a Fund usually are principal transactions and ordinarily are purchased directly from the issuer or from an underwriter or broker-dealer. The Fund does not usually pay brokerage commissions in connection with such purchases and sales, although purchases of new issues from underwriters of securities typically include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market-makers typically include a dealer’s mark-up (i.e., a spread between the bid and the ask prices).

When a Fund purchases a newly issued security at a fixed price, the Adviser or Sub-Adviser, as applicable, may designate certain members of the underwriting syndicate to receive compensation associated with that transaction. Certain dealers have agreed to rebate a portion of such compensation directly to the Fund to offset the Fund’s management expenses.

The aggregate brokerage commissions paid by each Fund during the Fund’s fiscal years ended 2015, 2016, 2017 and 2018 are set forth in the chart below. The fiscal year end of each Fund is indicated in parentheses following each Fund’s name. Effective August 31, 2018, Funds with a fiscal year end of October 31 and May 31 changed their fiscal year end to August 31. With respect to the Predecessor Funds, any commissions paid prior to the Reorganization were paid by the Predecessor Fund.

Affiliated Transactions.  The Adviser or Sub-Adviser may place trades with Invesco Capital Markets, Inc. (“ICMI”) a broker-dealer with whom it is affiliated, provided the Adviser or Sub-Adviser determines that ICMI’s trade execution abilities and costs are at least comparable to those of non-affiliated brokerage firms with which the Adviser or Sub-Adviser could otherwise place similar trades. ICMI receives brokerage commissions in connection with effecting trades for the Funds and, therefore, use of ICMI presents a conflict of interest for the Adviser and Sub-Adviser. Trades placed through ICMI, including the brokerage commissions paid to ICMI, are subject to procedures adopted by the Board.

Brokerage commissions on affiliated transactions paid by the Funds during the 2015, 2016 and 2017 fiscal years, or the 2018 fiscal period, or as otherwise indicated, are set forth in the chart below. For each Fund other than Invesco S&P High Income Infrastructure ETF, Invesco Shipping and Invesco Solar ETF, effective August 31, 2018, Funds with a prior fiscal year end of October 31 changed their fiscal year end to August 31, 2018. The information presented is for the period November 1, 2017 through August 31, 2018 and the prior fiscal years ended October 31, 2015, 2016 and 2017. The percentage of each Fund’s aggregate brokerage commissions paid to the affiliated broker and the percentage of each Fund’s aggregate dollar amount of transactions involving the payment of commissions through the affiliated broker for the last fiscal year are also set forth in the chart below.

Unless otherwise indicated, the amount of brokerage commissions paid by the Fund may change from year to year because of, among other things, changing asset levels, shareholder activity and/or portfolio turnover, including due to application of the Fund’s Underlying Index methodology.

	Date of Commencement of Investment Operations	Total $ Amount of Brokerage Commissions Paid				Total $ Amount of Brokerage Commissions Paid to Affiliated Brokers				% of Total Brokerage Commissions Paid to the Affiliated Brokers	% of Total Transaction Dollars Effected Through Affiliated Brokers
Fund		2018	2017	2016	2015	2018	2017	2016	2015	2018	2018

Invesco 1-30 Laddered Treasury ETF	10/11/2007	None	None	None	None	$0	$0	N/A	N/A	0.00%	0.00%

Invesco California AMT-Free Municipal Bond ETF	10/11/2007	None	None	None	None	$0	$0	N/A	N/A	0.00%	0.00%

Invesco CEF Income Composite ETF	02/16/2010	$154,781	$190,539	$243,802	$252,104	$1,300	$0	N/A	N/A	0.63%	0.76%

Invesco DWA SmallCap Momentum ETF	07/16/2012	$252,976	$253,647	$386,384	$458,893	$0	$0	N/A	N/A	0.00%	0.00%

Invesco DWA Tactical Multi-Asset Income ETF	03/07/2016	$20,643	$3,096	$16,752	N/A	$179	$0	N/A	N/A	0.87%	1.41%

Invesco DWA Tactical Sector Rotation ETF	10/07/2015	$17,615	$90,955	$36,638	$16	$0	$0	N/A	N/A	0.00%	0.00%

	Date of Commencement of Investment Operations	Total $ Amount of Brokerage Commissions Paid				Total $ Amount of Brokerage Commissions Paid to Affiliated Brokers				% of Total Brokerage Commissions Paid to the Affiliated Brokers	% of Total Transaction Dollars Effected Through Affiliated Brokers
Fund		2018	2017	2016	2015	2018	2017	2016	2015	2018	2018

Invesco Fundamental High Yield® Corporate Bond ETF	11/13/2007	None	None	None	None	$0	$0	N/A	N/A	0.00%	0.00%

Invesco Fundamental Investment Grade Corporate Bond ETF	09/12/2011	None	None	None	None	$0	$0	N/A	N/A	0.00%	0.00%

Invesco KBW Bank ETF	11/01/2011	$29,507	$33,385	$31,130	$33,662	$1,006	$0	N/A	N/A	2.75%	3.12%

Invesco KBW High Dividend Yield Financial ETF	11/29/2010	$254,205	$269,971	$353,056	$201,212	$8,366	$275	N/A	N/A	2.95%	3.85%

Invesco KBW Premium Yield Equity REIT ETF	11/29/2010	$345,574	$233,412	$202,119	$28,813	$6,657	$538	N/A	N/A	1.74%	2.31%

Invesco KBW Property & Casualty Insurance ETF	11/29/2010	$6,802	$6,305	$5,879	$3,411	$0	$ 0	N/A	N/A	0.00%	0.00%

Invesco KBW Regional Banking ETF	11/01/2011	$14,280	$21,225	$15,818	$8,645	$39	$0	N/A	N/A	0.23%	0.31%

Invesco LadderRite 0-5 Year Corporate Bond ETF	09/08/2014	None	None	None	None	$0	$0	N/A	N/A	0.23%	0.31%

Invesco National AMT-Free Municipal Bond ETF	10/11/2007	None	None	None	None	$0	$0	N/A	N/A	0.00%	0.00%

Invesco New York AMT-Free Municipal Bond ETF	10/11/2007	None	None	None	None	$0	$0	N/A	N/A	0.00%	0.00%

Invesco Preferred ETF	01/28/2008	$51,696	$140	None	None	$0	$0	N/A	N/A	0.00%	0.00%

Invesco PureBetaSM MSCI USA ETF	09/19/2017	$24	$352	N/A	N/A	$0.12	$0	N/A	N/A	0.03%	0.06%

Invesco PureBetaSM USA Small Cap ETF	09/19/2017	$116	$906	N/A	N/A	$4	$0	N/A	N/A	0.44%	0.09%

Invesco PureBetaSM US Aggregate Bond ETF	09/27/2017	None	None	N/A	N/A	$0	$0	N/A	N/A	0.00%	0.00%

Invesco Russell 1000 Enhanced Equal Weight ETF	07/11/2017	$16,222	$193	N/A	N/A	$57	$0	N/A	N/A	0.35%	0.45%

Invesco Russell 1000 Equal Weight ETF	12/22/2014	$53,483	$54,480	$25,211	$23,081	$0	$0	N/A	N/A	0.00%	0.00%

Invesco Russell 1000 Low Beta Equal Weight ETF	11/02/2015	$61,340	$26,269	$64,272	N/A	$33	$0	N/A	N/A	0.05%	0.08%

Invesco S&P 500® ex-Rate Sensitive Low Volatility ETF	04/06/2015	$29,158	$23,851	$21,321	$2,023	$0	$0	N/A	N/A	0.00%	0.00%

Invesco S&P 500® High Beta ETF	05/02/2011	$110,681	$176,406	$46,892	$84,223	$0	$0	N/A	N/A	0.00%	0.00%

Invesco S&P 500® High Dividend Low Volatility ETF	10/12/2012	$664,088	$826,457	$407,817	$105,618	$3,003	$1,526	N/A	N/A	0.45%	0.58%

Invesco S&P 500® Low Volatility ETF	05/02/2011	$1,348,623	$881,084	$825,860	$678,450	$2,193	$0	N/A	N/A	0.16%	0.21%

Invesco S&P 500 Enhanced Value ETF	10/06/2015	$3,673	$3,883	$852	$8	$5	$0	N/A	N/A	0.14%	0.21%

Invesco S&P 500 Minimum Variance ETF	07/11/2017	$291	$126	N/A	N/A	$26	$0	N/A	N/A	6.17%	5.97%

Invesco S&P 500 Momentum ETF	10/06/2015	$1,717	$775	$534	$3	$3	$0	N/A	N/A	0.14%	0.23%

Invesco S&P High Income Infrastructure ETF(1)	05/18/2018	$19,612	None	None	None	$0	N/A	N/A	N/A	0.00%	0.00%

Invesco S&P MidCap Low Volatility ETF	02/12/2013	$269,693	$206,389	$93,206	$16,991	$0	$0	N/A	N/A	0.00%	0.00%

Invesco S&P SmallCap Consumer Discretionary ETF	04/05/2010	$5,123	$6,757	$14,162	$8,194	$115	$12	N/A	N/A	2.04%	3.00%

Invesco S&P SmallCap Consumer Staples ETF	04/05/2010	$23,523	$19,116	$14,196	$4,321	$242	$242	N/A	N/A	0.92%	3.14%

	Date of Commencement of Investment Operations	Total $ Amount of Brokerage Commissions Paid				Total $ Amount of Brokerage Commissions Paid to Affiliated Brokers				% of Total Brokerage Commissions Paid to the Affiliated Brokers	% of Total Transaction Dollars Effected Through Affiliated Brokers
Fund		2018	2017	2016	2015	2018	2017	2016	2015	2018	2018

Invesco S&P SmallCap Energy ETF	04/05/2010	$22,495	$25,284	$10,399	$19,134	$1,364	$0	N/A	N/A	4.84%	6.53%

Invesco S&P SmallCap Financials ETF	04/05/2010	$18,793	$23,985	$16,800	$9,745	$5,355	$3,031	N/A	N/A	18.58%	16.44%

Invesco S&P SmallCap Health Care ETF	04/05/2010	$50,729	$16,257	$17,121	$20,115	$982	$0	N/A	N/A	1.81%	2.29%

Invesco S&P SmallCap High Dividend Low Volatility ETF	12/01/2016	$5,358	$5,106	N/A	N/A	$29	$3	N/A	N/A	0.54%	0.65%

Invesco S&P SmallCap Industrials ETF	04/05/2010	$1,017	$2,068	$4,626	$3,676	$0	$0	N/A	N/A	0.00%	0.00%

Invesco S&P SmallCap Information Technology ETF	04/05/2010	$26,939	$33,800	$23,152	$16,369	$0	$0	N/A	N/A	0.00%	0.00%

Invesco S&P SmallCap Low Volatility ETF	02/12/2013	$564,139	$348,871	$122,656	$20,687	$0.02	$0.02	N/A	N/A	0.00%	0.00%

Invesco S&P SmallCap Materials ETF	04/05/2010	$1,337	$5,025	$1,188	$1,866	$0	$0	N/A	N/A	0.00%	0.00%

Invesco S&P SmallCap Quality ETF	04/03/2017	$1,179	739	N/A	N/A	$0	$0	N/A	N/A	0.00%	0.00%

Invesco S&P SmallCap Utilities & Communication Services ETF	04/05/2010	$15,182	$10,701	$24,688	$2,267	$1,412	$55	N/A	N/A	7.78%	10.16%

Invesco Senior Loan ETF	03/01/2011	None	$None	$551	None	$0	$0	N/A	N/A	0.00%	0.00%

Invesco Shipping ETF(1)	06/11/2010	$73,008	None	None	None	$0	N/A	N/A	N/A	0.00%	0.00%

Invesco Solar ETF	04/15/2008	$194,518	None	None	None	$0	N/A	N/A	N/A	0.00%	0.0%

Invesco Taxable Municipal Bond ETF	11/16/2009	None	None	None	None	$0	$0	N/A	N/A	0.00%	0.00%

Invesco Treasury Collateral ETF	01/10/2017	None	None	N/A	N/A	$0	$0	N/A	N/A	0.00%	0.00%

Invesco Variable Rate Preferred ETF	04/28/2014	$5,294	None	None	None	$0	$0	N/A	N/A	0.00%	0.00%

Invesco VRDO Tax-Free Weekly ETF	11/14/2007	None	None	None	None	$0	$0	N/A	N/A	0.00%	0.00%

(1)	Effective August 31, 2018, the Fund’s fiscal year end changed from May 31 to August 31. The information presented is for the period June 1, 2018 to August 31, 2018.

ADDITIONAL INFORMATION CONCERNING THE TRUST

The Trust is an open-end management investment company registered under the 1940 Act. The Trust was organized as a Massachusetts business trust on October 10, 2006, pursuant to a Declaration of Trust (the “Declaration”).

The Trust is authorized to issue an unlimited number of shares in one or more series or “funds.” The Board has the right to establish additional series in the future, to determine the preferences, voting powers, rights and privileges thereof and to modify such preferences, voting powers, rights and privileges, without shareholder approval.

Each Share issued by a Fund has a pro rata interest in the assets of the Fund. Shares have no preemptive, exchange, subscription or conversion rights and are freely transferable. Each Share is entitled to participate equally in dividends and distributions declared by the Board with respect to the Fund and in the net distributable assets of the Fund on liquidation.

Shareholders are entitled to vote on any matter as required by the 1940 Act or other applicable laws, but otherwise the Trustees are permitted to take any action without seeking the consent of shareholders. The Trustees, without shareholder approval, may amend the Declaration in any respect or authorize the merger or consolidation of the Trust or any Fund into another trust or entity, reorganize the Trust or the Fund into another trust or entity or a series or class of another entity, sell all or substantially all of the assets of the Trust or the Fund to another entity, or a series or class of another entity, or terminate the Trust or any Fund.

The Trust is not required, and does not intend to hold an annual meeting of shareholders, but will call special meetings of shareholders whenever required by the 1940 Act or by the terms of the Declaration.

Each Share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of all Funds of the Trust vote together as a single class except as otherwise required by the 1940 Act, or if the matter being voted on affects only a particular Fund, and, if a matter affects a particular Fund differently from other Funds, the shares of that Fund will vote separately on such matter.

The Declaration provides that by becoming a shareholder of a Fund, each shareholder shall be held expressly to have agreed to be bound by the provisions of the Declaration. The holders of Shares are required to disclose information on direct or indirect ownership of Shares as may be required to comply with various laws applicable to the Funds or as otherwise determined by the Trustees, and ownership of Shares may be disclosed by the Funds if so required by law or regulation or as the Trustees may otherwise determine.

Under Massachusetts law applicable to Massachusetts business trusts, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration further provides for indemnification out of the assets and property of the Trust for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust or Fund itself was unable to meet its obligations. The Trust believes the likelihood of the occurrence of these circumstances is remote.

The Trust’s Declaration also provides that a Trustee acting in his or her capacity of trustee is not liable personally to any person other than the Trust or its shareholders for any act, omission, or obligation of the Trust. The Declaration further provides that a Trustee or officer is liable to the Trust or its shareholders only for his or her bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties, and shall not be liable for errors of judgment or mistakes of fact or law. The Declaration requires the Trust to indemnify any persons who are or who have been Trustees, officers or employees of the Trust for any liability for actions or failure to act except to the extent prohibited by applicable federal law. In making any determination as to whether any person is entitled to the advancement of expenses in connection with a claim for which indemnification is sought, such person is entitled to a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available.

The Declaration provides that any Trustee who serves as chair of the Board or of a committee of the Board, lead independent Trustee, or audit committee financial expert, or in any other similar capacity will not be subject to any greater standard of care or liability because of such position.

The Declaration provides a detailed process for the bringing of derivative actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to a Fund or its shareholders as a result of spurious shareholder demands and derivative actions. Prior to bringing a derivative action, a demand by the complaining shareholder must first be made on the Trustees. The Declaration details various information, certifications, undertakings and acknowledgements that must be included in the demand. Following receipt of the demand, the Trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the Trustees who are considered independent for the purposes of considering the demand determine that maintaining the suit would not be in the best interests of a Fund, the Trustees are required to reject the demand and the complaining shareholder may not proceed with the derivative action unless the shareholder is able to sustain the burden of proof to a court that the decision of the Trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of that Fund. Trustees are not considered to have a personal financial interest by virtue of being compensated for their services as Trustees.

If a demand is rejected, the complaining shareholder will be responsible for the costs and expenses (including attorneys’ fees) incurred by a Fund in connection with the consideration of the demand, if a court determines that the demand was made without reasonable cause or for an improper purpose. If a derivative action is brought in violation of the Trust’s Declaration, the shareholders bringing the action may be responsible for a Fund’s costs, including attorneys’ fees.

The Declaration further provides that a Fund shall be responsible for payment of attorneys’ fees and legal expenses incurred by a complaining shareholder only if required by law, and any attorneys’ fees that a fund is obligated to pay on the basis of hourly rates shall be calculated using reasonable hourly rates. The Declaration also requires that actions by shareholders against a Fund be brought only in a certain federal court in Illinois, or if not permitted to be brought in federal court, then in an Illinois state court, and that the right to jury trial be waived to the full extent permitted by law.

The Trust does not have information concerning the beneficial ownership of Shares held by DTC Participants (as defined below).

Shareholders may make inquiries by writing to the Trust, c/o the Distributor, Invesco Distributors, Inc., 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173.

Book Entry Only System.  The following information supplements and should be read in conjunction with the section in the Funds’ Prospectuses entitled “Book Entry.”

DTC Acts as Securities Depository for Shares.  Shares of the Funds are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.

DTC, a limited purpose trust company, was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange (“NYSE”) and FINRA. Access to the DTC system also is available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).

Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records DTC maintains (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase and sale of Shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the Shares of the Funds held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such DTC Participant may transmit such notice, statement or communication, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Fund distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares. DTC or its nominee, upon receipt of any such distributions, shall immediately credit DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in Shares of the Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may decide to discontinue providing its service with respect to Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.

Proxy Voting.  The Board has delegated responsibility for decisions regarding proxy voting for securities each Fund holds to the Adviser. The Adviser will vote such proxies in accordance with its proxy policies and procedures, which are summarized in Appendix A with respect to the Adviser, and included in Appendix B with respect to the Sub-Adviser, to this SAI. The Board will review periodically each Fund’s proxy voting record.

The Trust is required to disclose annually the Funds’ complete proxy voting record on Form N-PX covering the period July 1 through June 30 and file it with the SEC no later than August 31. Form N-PX for the Funds also will be available at no charge upon request by calling 1-800-983-0903 or by writing to Invesco Exchange-Traded Fund Trust II at 3500 Lacey Road, Suite 700, Downers Grove, Illinois 60515. The Trust’s Form N-PX will also be available on the SEC’s website at www.sec.gov.

Codes of Ethics.  Pursuant to Rule 17j-1 under the 1940 Act, the Board has adopted a Code of Ethics for the Trust and approved Codes of Ethics adopted by the Adviser, the Sub-Adviser and the Distributor (collectively the “Ethics Codes”). The Ethics Codes are intended to ensure that the interests of shareholders and other clients are placed ahead of any personal interest, that no undue personal benefit is obtained from the person’s employment activities and that actual and potential conflicts of interest are avoided.

The Ethics Codes apply to the personal investing activities of Trustees and Officers of the Trust, the Adviser, Sub-Adviser and the Distributor (“Access Persons”). Rule 17j-1 and the Ethics Codes are designed to prevent unlawful practices in connection with the purchase or sale of securities by Access Persons. Under the Ethics Codes, Access Persons may engage in personal securities transactions, but must report their personal securities transactions for monitoring purposes. The Ethics Codes permit personnel subject to the Ethics Codes to invest in securities subject to certain limitations, including securities that a Fund may purchase or sell. In addition, certain Access Persons must obtain approval before investing in initial public offerings or private placements. The Ethics Codes are on file with the SEC and are available on the EDGAR Database on the SEC’s Internet site at www.sec.gov. Codes of Ethics may be obtained, after paying a duplicating fee, by e-mail at publicinfo@sec.gov.

CREATION AND REDEMPTION OF CREATION UNIT AGGREGATIONS

General

The Trust issues and sells Shares of each Fund only in Creation Unit Aggregations on a continuous basis through the Distributor, without a sales load, at the Fund’s NAV next determined after receipt of an order in “proper form” (as defined below), on any Business Day. A “Business Day” is any day on which an Exchange is open for business. As of the date of this SAI, each Exchange is closed in observance of the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. On days when an Exchange closes earlier than normal, a Fund may require orders to be placed earlier in the day.

The number of Shares of a Fund that constitute a Creation Unit Aggregation for such Fund is set forth in the Fund’s Prospectus. In its discretion, the Trust reserves the right to increase or decrease the number of Shares that constitutes a Creation Unit Aggregation for a Fund.

Role of the Authorized Participant

A Fund only may issue Creation Units to, or redeem Creation Units from, an authorized participant, referred to herein as an “AP.” To be eligible to place orders to create a Creation Unit of a Fund, an AP must have executed an agreement with the Distributor (“Participant Agreement”) and must be a broker-dealer registered with the SEC and a member of the Financial Industry Regulatory Authority (“FINRA”), or otherwise be exempt from or not required to be licensed as a broker-dealer or a member of FINRA. In addition, an AP must be either (i) a “Participating Party,” i.e., a broker-dealer or other participant in the clearing process of the Continuous Net Settlement System (the “Clearing Process”) of the National Securities Clearing Corporation (“NSCC”), a clearing agency that is registered with the SEC, or (ii) a “DTC Participant,” i.e., eligible to utilize the Fed Book Entry System and/or DTC. A Participating Party and DTC Participant are collectively referred to herein as an AP. All Shares of a Fund, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.

All orders to purchase or redeem Creation Units must be placed by an AP. An AP may place orders for the creation or redemption of Creation Units through the Clearing Process, the Fed Book-Entry System and/or DTC or Euroclear, subject to the procedures set forth in the Participant Agreement. Transfers of securities settling through Euroclear or other foreign depositories may require AP access to such facilities.

Pursuant to the terms of its Participant Agreement, an AP will agree, and on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that the AP will make available in advance of each purchase of Shares an amount of cash sufficient to pay the Cash Component, together with the transaction fees described below. An AP acting on behalf of an investor may require the investor to enter into an agreement with such AP with respect to certain matters, including payment of the Cash Component. Investors who are not APs make appropriate arrangements with an AP to submit orders to purchase or redeem Creation Units of a Fund. Investors should be aware that their particular broker may not be a DTC Participant or may not have executed a Participant Agreement and that, therefore, orders to purchase Creation Units may have to be placed by the investor’s broker through an AP. In such cases, there may be additional charges to such investor. At any given time, there may be only a limited number of APs. A list of current APs may be obtained from the Distributor. In addition, the Distributor may be appointed as the proxy of the AP and may be granted a power of attorney under the Participant Agreement.

Creations

Portfolio Deposit.  The consideration for purchase of a Creation Unit of a Fund generally consists of the in-kind deposit of a portfolio of securities constituting a substantial replication of the securities included in the relevant Underlying Index (the “Deposit Securities”) and an amount of cash denominated in U.S. dollars (the “Cash Component”) computed as described below, plus any applicable administrative or other transaction fees, also as discussed below. Together, the Deposit Securities and the Cash Component constitute the “Portfolio Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit Aggregation of any Fund.

The “Cash Component” is an amount equal to the difference between the aggregate NAV of the Shares per Creation Unit and the “Deposit Amount,” which is an amount equal to the total aggregate market value (per Creation Unit) of the Deposit Securities. The Cash Component, which is sometimes called the “Balancing Amount,” serves to compensate for any differences between the NAV per Creation Unit and the Deposit Amount. Payment of any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities are the sole responsibility of the AP purchasing the Creation Unit.

Each Fund, through the NSCC, makes available on each Business Day, immediately prior to the opening of business on the applicable Exchange (currently 9:30 a.m., Eastern time), the list of the names and the required number of shares of each Deposit Security and/or the amount of the applicable Cash Component to be included in the current Portfolio Deposit (based on information at the end of the previous Business Day) for each Fund. Such Portfolio Deposit is applicable, subject to any adjustments as described below, to effect purchases of Creation Units of a Fund until such time as the next-announced Portfolio Deposit is made available.

The identity and number of shares of the Deposit Securities required for a Portfolio Deposit will change as rebalancing adjustments and corporate action events are reflected within the affected Fund from time to time by the Adviser or Sub-Adviser, as applicable, with a view to the investment objective of the Fund. The composition of the Deposit Securities also may change in response to adjustments to the weighting or composition of the securities of the relevant Underlying Index. Such adjustments will reflect changes known to the Adviser or Sub-Adviser by the time of determination of the Deposit Securities in the composition of the relevant Underlying Index or resulting from stock splits and other corporate actions.

The Adviser expects that the Deposit Securities should correspond pro rata, to the extent practicable, to the securities held by the Fund. However, the Trust reserves the right to permit or require an order containing the substitution of an amount of cash—i.e., a “cash in lieu” amount—to be added, at its discretion, to the Cash Component to replace one or more Deposit Securities. For example, a cash substitution may be permitted or required for any Deposit Securities that (i) may not be available in sufficient quantity for delivery, (ii) may not be eligible for transfer through the systems of DTC or the Clearing Process (discussed below), (iii) might not be eligible for trading by an AP or the investor on whose behalf the AP is acting, or (iv) in certain other situations at the sole discretion of the Trust. Additionally, the Trust may permit or require the submission of a portfolio of securities or cash that differs from the composition of the published portfolio(s) (a “Custom Order”). A Fund also may permit or require the consideration for Creation Unit Aggregations to consist solely of cash (see “—Cash Creations” below).

Cash Creations.  Certain Funds (as set forth in the Prospectus) generally will issue Creation Units partially or principally for cash. If a Fund permits or requires partial or full cash creations, such purchases shall be effected in essentially the same manner as in-kind purchases. In the case of a cash creation, the AP must pay the same Cash Component required to be paid by an in-kind purchaser, plus the Deposit Amount (i.e., the cash equivalent of the Deposit Securities it would otherwise be required to provide through an in-kind purchase, as described in the subsection “—Portfolio Deposit” above).

Trading costs, operational processing costs and brokerage commissions associated with using cash to purchase requisite Deposit Securities will be incurred by a Fund and will affect the value of the Shares; therefore, such Funds may require APs to pay transaction fees to offset brokerage and other costs associated with using cash to purchase the requisite Deposit Securities (see “Creation and Redemption Transaction Fees” below).

Creation Orders

Procedures for Creation of Creation Unit Aggregations.  Orders must be transmitted by an AP, in such form and by such transmission method acceptable to the Transfer Agent or Distributor, pursuant to procedures set forth in the Participant Agreement, and such procedures may change from time to time. APs purchasing Creation Units of Funds that invest in domestic equity securities (“Domestic Equity Funds”) may transfer Deposit Securities in one of two ways: (i) through the Clearing Process (see “Placing Creation Orders Using the Clearing Process”), or (ii) with a Fund “outside” the Clearing Process through the facilities of DTC (see “Placing Creation Orders Outside the Clearing Process”). The Clearing Process is not currently available for purchases or redemptions of Creation Units of Funds that invest in foreign securities (“International Equity Funds”) or Funds that invest in fixed-income securities (“Fixed Income Funds”). Accordingly, APs submitting creation orders for such Funds must effect those transactions outside the Clearing Process, as described further below.

All orders to purchase Creation Units, whether through or outside the Clearing Process, must be received by the Transfer Agent and/or Distributor no later than the order cut-off time designated in the Participant Agreement (“Order Cut-Off Time”) on the relevant Business Day in order for the creation of Creation Units to be effected based on the NAV of Shares of a Fund as determined on such date. With certain exceptions, the Order Cut-Off Time for the Funds, as set forth in the Participant Agreement, usually is the closing time of the regular trading session on the New York Stock Exchange—i.e., ordinarily 4:00 p.m., Eastern time. In the case of Custom Orders, the Order Cut-Off Time is no later than 3:00 p.m., Eastern time. Additionally, on days when the NYSE, the relevant Exchange or the bond markets close earlier than normal, the Trust may require creation orders to be placed earlier in the day. The Business Day on which an order is placed and deemed received is referred to as the “Transmittal Date.”

Orders must be transmitted by an AP by telephone, online portal or other transmission method acceptable to the Transfer Agent and the Distributor. Economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach the Transfer Agent, the Distributor or an AP. APs placing creation orders should afford sufficient time to permit proper submission of the order. Orders effected outside the Clearing Process likely will require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected through the Clearing Process. APs placing orders outside the Clearing Process should ascertain all deadlines applicable to DTC and the Federal Reserve Bank wire system. Additional transaction fees may be imposed with respect to transactions effected outside the Clearing Process (see “Creation and Redemption Transaction Fees” below).

A creation order is considered to be in “proper form” if: (i) a properly completed irrevocable purchase order has been submitted by the AP (either on its own or another investor’s behalf) not later than the Fund’s specified Order Cut-Off Time on the Transmittal Date, and (ii) arrangements satisfactory to the applicable Fund are in place for payment of the Cash Component and any other cash amounts which may be due, and (iii) all other procedures regarding placement of a creation order set forth in the Participant Agreement are properly followed. Special procedures are specific to Custom Orders, as set forth in the Participant Agreement.

For Invesco Treasury Collateral ETF. Except as described below, the Transfer Agent must receive all orders to create Creation Units of the Fund no later than certain specified times (collectively, the “Order Cut-off Times”), in each case on the Transmittal Date in order for creation of Creation Units to be effected based on the NAV of Shares of the Fund as next determined on such date after receipt of the order in proper form. Creation Units may be delivered either on the date such order is placed (“T+0”) or on the next Business Day (“T+1”), depending on when the Transfer Agent receives an order in proper form, as follows:

•

For orders received in proper form before 12:00 p.m. Eastern time on a given Business Day (“NAV 1 Order”), the Fund expects to deliver Creation Units on T+0 (i) by 3:00 p.m. Eastern time (for transactions for which the AP has advanced full collateral) or (ii) no later than 6:00 p.m. Eastern time (for transactions for which the AP has not advanced full collateral by 3:00 p.m. Eastern time).

•

For orders received in proper form on or after 12:00 p.m. Eastern time (and before 4:00 p.m. Eastern time) on a given Business Day (“NAV 2 Order”), the Fund expects to deliver Creation Units on T+1 no later than 6:00 p.m. Eastern time.

For orders received on days when the Exchange is open, but U.S. banks are generally closed, the Fund expects to deliver Creation Units for all NAV 1 Orders and NAV 2 Orders on T+1 no later than 6:00 p.m. Eastern time.

A custom order may be placed by an AP when cash replaces any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such AP or the investor for which it is acting or other relevant reason. In the case of custom orders, the Transfer Agent must receive the creation order no later than one hour before the respective Order Cut-off Time (i.e., no later than 11:00 a.m. Eastern time for a NAV 1 Order or between 11:00 p.m. and 3:00 p.m. Eastern time for a NAV 2 Order).

The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency, if regular trading on the listing exchange is stopped at a time other than its regularly scheduled closing time or if the listing exchange or the bond markets close earlier than normal (such as the day before a holiday), For example, on days when the generally accepted close of the bond market occurs earlier than normal, in-kind creation orders must be placed by the earlier closing time, while custom orders requesting a “cash-in-lieu” amount must be received by the Transfer Agent no later than one hour prior to the earlier closing time. Notwithstanding the foregoing, the Trust may, but is not required to, permit custom NAV 1 Orders until 12:00 p.m. Eastern time and custom NAV 2 Orders until 4:00 p.m. Eastern time, or until the market close (in the event the Exchange closes early). In the event the listing exchange does not open for business, the Trust may, but is not required to, open the Fund for creation and redemption transactions if the Federal Reserve wire payment system is open. The Fund also reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC. Orders must be transmitted by an AP by telephone or other transmission method acceptable to the Transfer Agent pursuant to procedures set forth in the Participant Agreement, as described below. Severe economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Transfer Agent, Distributor or an AP.

All questions as to the number of shares of each security in the Deposit Securities to be delivered, and the validity, form, eligibility (including time of receipt) and acceptance for deposit of any securities to be delivered shall be determined by each Fund, and such Fund’s determination shall be final and binding.

Placing Creation Orders Using the Clearing Process.  The Clearing Process is the process of creating or redeeming Creation Unit Aggregations through the Continuous Net Settlement System of the NSCC. Portfolio Deposits made through the Clearing Process must be delivered through a Participating Party that has executed a Participant Agreement. The Participant Agreement authorizes the Transfer Agent to transmit, on behalf of the Participating Party, such trade instructions to the NSCC as are necessary to effect the Participating Party’s creation order. Pursuant to such trade instructions, the Participating Party agrees to deliver the Portfolio Deposit to the Transfer Agent, together with such additional information as may be required by the Distributor.

Placing Creation Orders Outside the Clearing Process.  Portfolio Deposits made outside the Clearing Process must be delivered through a DTC Participant that has executed a Participant Agreement. A DTC Participant who wishes to place a creation order outside the Clearing Process need not be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that the creation instead will be effected through a transfer of securities and cash directly through DTC.

APs purchasing Creation Units of Shares of International Equity Funds must have international trading capabilities. Once the Custodian has been notified of an order to purchase Creation Units of an International Equity Fund, it will provide such information to the relevant sub-custodian(s) of each such Fund. The Custodian shall then cause the sub-custodian(s) of each such Fund to maintain an account into which the AP shall deliver, on behalf of itself or the party on whose behalf it is acting, the Portfolio Deposit. Deposit Securities must be maintained by the applicable local sub-custodian(s).

Placing Creation Orders—Invesco Treasury Collateral ETF.  Portfolio Deposits must be delivered through a Participating Party that has executed a Participant Agreement. The Participant Agreement authorizes the transmission, on behalf of the Participating Party, of such trade instructions as are necessary to effect the Participating Party’s creation order. Pursuant to such trade instructions, the Participating Party agrees to deliver the requisite Portfolio Deposit to the Trust, together with such additional information as may be required. A DTC Participant who wishes to place an order creating Creation Units of the Fund need not be a Participating Party, but such orders must state that the creation of Creation Units will be effected through a transfer of securities and cash.

Such orders to create Creation Unit Aggregations must be made in proper form and ordered in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of the Fund and the delivery of the Cash Component (if applicable) directly to the Transfer Agent through the Federal Reserve wire system, in each case by no later than the time specified below:

Order Type	Settlement Time (Delivery of Creation Unit(s) to AP)	Delivery Deadline (Delivery of Portfolio Deposit by AP to Trust)
NAV 1 Order* * Authorized Participant has posted full collateral to settle by 3:00 p.m. Eastern time (T+0)	By 3:00 p.m. Eastern time (T+0)	AP must post full collateral by 12:00 p.m. Eastern time (T+0) AP must deliver Portfolio Deposit by 3:00 p.m. Eastern time (T+0)

NAV 1 Order** ** Authorized Participant has not posted full collateral to settle by 3:00 p.m. Eastern time (T+0)	No later than 6:00 p.m. Eastern time (T+0)	By 3:00 p.m. Eastern time (T+0)

NAV 2 Order	No later than 6:00 p.m. Eastern time (T+1)	By 3:00 p.m. Eastern time (T+1)

For orders received on days when the Exchange is open, but U.S. banks are generally closed, the Fund expects to deliver Creation Units for all NAV 1 Orders and NAV 2 Orders on T+1 no later than 6:00 p.m. Eastern time.

In accordance with the Fund’s Participant Agreement, Creation Unit Aggregations may be issued to an AP in advance of receipt by the Fund of all or a portion of the Portfolio Deposit, in reliance on the undertaking of the AP to deliver the missing Deposit Securities as soon as possible. In such cases, the AP will remain liable for the full deposit of the missing portion(s) of the Portfolio Deposit and will be required to post collateral with the Fund consisting of cash at least equal to a percentage of the marked-to-market value of such missing portion(s) that is specified in the Participant Agreement. To effect settlement of NAV 1 Orders by 3:00 p.m. Eastern time on a given Business Day, an AP must post collateral with the Fund by 12:00 p.m. Eastern time that day consisting of cash at least equal to a percentage of the marked-to-market value of the entire Portfolio Deposit that is specified in the Participant Agreement. The Adviser may change such required percentage from time to time. Such cash collateral must be delivered in accordance with the terms of the Participation Agreement. The Fund may use such collateral to buy the missing portion(s) of the Portfolio Deposit at any time and will subject such AP to liability for any shortfall between the cost to the Fund of purchasing such securities and the value of such collateral. The Fund will have no liability for any such shortfall. The Fund will return any unused portion of the collateral to the AP once the entire Portfolio Deposit has been properly received by the Transfer Agent and deposited into the Trust.

Additional transaction fees may be imposed with respect to transactions made in connection with the creation or redemption of Creation Units. (See “—Creation and Redemption Transaction Fees” section below.)

Acceptance of Creation Orders.  The Transfer Agent will deliver to the AP a confirmation of acceptance of a creation order within 15 minutes of the receipt of a submission received in proper form. A creation order is deemed to be irrevocable upon the delivery of the confirmation of acceptance, subject to the conditions below.

The Trust reserves the absolute right to reject a creation order transmitted to it by the Distributor in respect of a Fund if: (i) the order is not in proper form; (ii) the investor(s), upon obtaining the Shares ordered, would own 80% or more of the currently outstanding Shares of that Fund; (iii) the Deposit Securities delivered are not as designated for that date by the Custodian; (iv) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (v) acceptance of the Portfolio Deposit would, in the opinion of counsel, be unlawful; (vi) acceptance of the Portfolio Deposit would otherwise, in the discretion of the Trust, the Adviser or the Sub-Adviser, have an adverse effect on the Trust or the rights of Beneficial Owners; or (vii) there exist circumstances outside the control of the Trust that make it impossible to process creation orders for all practical purposes. Examples of such circumstances include acts of God; public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Adviser, the Sub-Adviser, the Distributor, DTC, NSCC, the Federal Reserve, the Transfer Agent, a sub-custodian or any other participant in the creation process, and similar extraordinary events. The Transfer Agent shall notify a prospective purchaser of a Creation Unit (and/or the AP acting on its behalf) of the rejection of such creation order. The Trust, the Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Portfolio Deposits, nor shall any of them incur any liability for the failure to give any such notification.

Issuance of a Creation Unit

Except as provided herein, a Creation Unit will not be issued until the transfer of good title to the applicable Fund of the Deposit Securities and the payment of the Cash Component have been completed.

Notwithstanding the foregoing, a Fund may issue Creation Units to an AP, notwithstanding the fact that the corresponding Portfolio Deposit has not been delivered in part or in whole, in reliance on the undertaking of the AP to deliver the missing Deposit Securities as soon as possible. To secure such undertaking, the AP must deposit and maintain cash collateral in an amount equal to the sum of (i) the Cash Component, plus (ii) at least 105% of the market value of the undelivered Deposit Securities. In such circumstances, the creation order shall be deemed to be received on the Transmittal Date, provided that (i) such order is placed in proper form prior to the Order Cut-Off Time, and (ii) requisite federal funds in an appropriate amount are delivered by certain deadlines on the contractual settlement date, as set forth in such Participant Agreement (typically, 11:00 a.m., Eastern time on such date for equity Funds and 2:00 p.m., Eastern time on such date for fixed income Funds). If such order is not placed in proper form prior to the Order Cut-Off Time, and/or all other deadlines and conditions set forth in the Participant Agreement relating to such additional deposits are not met, then the order may be deemed to be canceled, and the AP shall be liable to the Fund for losses, if any, resulting therefrom. The Trust may use such collateral at any time to buy Deposit Securities for the Funds, and the AP agrees to accept liability for any shortfall between the cost to the Trust of purchasing such Deposit Securities and the value of the collateral, which may be sold by the Trust at such time, and in such manner, as the Trust may determine in its sole discretion.

Using the Clearing Process.  An AP that is a Participating Party is required to transfer to the Transfer Agent: (i) the requisite Deposit Securities expected to be delivered through NSCC, and (ii) the Cash Component, if any, to the Transfer Agent by means of the Trust’s Clearing Process. In each case, the delivery must occur by the “regular way” settlement date – i.e., generally, the second Business Day following the Transmittal Date (“T+2”). At that time, the Transfer Agent shall initiate procedures to transfer the requisite Shares and the Cash Component, if any, through the Clearing Process so as to be received no later than on the “regular way” settlement date (i.e., T+2).

Outside the Clearing Process—Domestic Equity Funds.  An AP that is a DTC Participant that orders a creation outside the Clearing Process is required to transfer to the Transfer Agent: (i) the requisite Deposit Securities through DTC, and (ii) the Cash Component, if any, through the Federal Reserve Bank wire system. Such Deposit Securities must be received by the Transfer Agent by 11:00 a.m., Eastern time on the “regular way” settlement date (i.e., T+2), while the Cash Component must be received by 2:00 p.m., Eastern time on that same date. Otherwise, the creation order shall be canceled. For creation units issued principally for cash (see “—Cash Creations” above), the DTC Participant shall be required to transfer the Cash Component through the Federal Reserve Bank wire system to be received by 2:00 p.m., Eastern time on the Contractual Settlement Date (as defined below). At that time, the Transfer Agent shall initiate procedures to transfer the requisite Shares through DTC and the Cash Component, if any, through the Federal Reserve Bank wire system so as to be received by the purchaser no later than T+2 (except as otherwise set forth in the Participant Agreement).

Outside the Clearing Process—International Equity Funds.  Deposit Securities must be delivered to an account maintained at the applicable local sub-custodian on or before 11 a.m., Eastern time, on the Contractual Settlement Date. The “Contractual Settlement Date” is the earlier of (i) the date upon which all of the required Deposit Securities, the Cash Component and any other cash amounts which may be due are delivered to the Trust and (ii) the latest day for settlement on the customary settlement cycle in the jurisdiction where any of the securities of the relevant Fund are customarily traded. The AP also must make available by the Contractual Settlement Date funds estimated by the Trust to be sufficient to pay the Cash Component, if any. For Creation Units issued principally for cash, the DTC Participant shall be required to transfer the Cash Component through the Federal Reserve Bank wire system to be received by 2:00 p.m., Eastern time on the Contractual Settlement Date. When the sub-custodian confirms to the Custodian that the required securities included in the Portfolio Deposit (or, when permitted in the sole discretion of the Trust, the cash value thereof) have been delivered to the account of the relevant sub-custodian, the Custodian shall notify the Distributor and Transfer Agent, and the Trust will issue and cause the delivery of the Creation Unit of Shares via DTC so as to be received by the purchaser no later than T+2.

Outside the Clearing Process—Fixed Income Funds.  An AP that is a DTC Participant that orders a creation outside the Clearing Process is required to transfer to the Transfer Agent: (i) the requisite Deposit Securities through Euroclear, DTC and/or Fed Book-Entry, and (ii) the Cash Component, if any, through the Federal Reserve Bank wire system. Such Deposit Securities and Cash Component must each be received by the Transfer Agent by 11:00 a.m., Eastern time on the Contractual Settlement Date. Otherwise, the creation order shall be canceled. At that time, the Transfer Agent shall initiate procedures to transfer the Creation Unit of Shares through DTC and the Cash Component, if any, through the Federal Reserve Bank wire system so as to be received by the purchaser later than T+2.

Creation and Redemption Transaction Fees

Creation and redemption transactions for each Fund are subject to an administrative fee, payable to BNYM, in the amount listed in the table below, irrespective of the size of the order. As shown in the table below, the administrative fee has a base amount for each Fund; however, BNYM may increase the administrative fee to a maximum of four times the base amount for administration and settlement of non-standard orders requiring additional administrative processing by BNYM. These fees may be changed by the Trust.

Fund	Base Administrative Fee (Payable to BNYM)	Maximum Administrative Fee (Payable To BNYM)
Invesco 1-30 Laddered Treasury ETF	$500	$2,000
Invesco California AMT-Free Municipal Bond ETF	$500	$2,000
Invesco CEF Income Composite ETF	$500	$2,000
Invesco DWA SmallCap Momentum ETF	$500	$2,000
Invesco DWA Tactical Multi-Asset Income ETF	$500	$2,000
Invesco DWA Tactical Sector Rotation ETF	$500	$500
Invesco Fundamental High Yield® Corporate Bond ETF	$500	$2,000
Invesco Fundamental Investment Grade Corporate Bond ETF	$500	$2,000
Invesco KBW Bank ETF	$500	$2,000
Invesco KBW High Dividend Yield Financial ETF	$500	$2,000
Invesco KBW Premium Yield Equity REIT ETF	$500	$2,000
Invesco KBW Property & Casualty Insurance ETF	$500	$2,000
Invesco KBW Regional Banking ETF	$500	$2,000
Invesco LadderRite 0-5 Year Corporate Bond ETF	$500	$2,000
Invesco National AMT-Free Municipal Bond ETF	$500	$2,000
Invesco New York AMT-Free Municipal Bond ETF	$500	$2,000
Invesco Preferred ETF	$500	$2,000
Invesco PureBetaSM MSCI USA ETF	$1,000	$4,000
Invesco PureBetaSM MSCI USA Small Cap ETF	$1,500	$6,000
Invesco PureBetaSM US Aggregate Bond ETF	$500	$2,000
Invesco Russell 1000 Enhanced Equal Weight ETF	$1,500	$6,000
Invesco Russell 1000 Equal Weight ETF	$500	$500
Invesco Russell 1000 Low Beta Equal Weight ETF	$500	$2,000
Invesco S&P 500® ex-Rate Sensitive Low Volatility ETF	$500	$500
Invesco S&P 500® High Beta ETF	$500	$2,000
Invesco S&P 500® High Dividend Low Volatility ETF	$500	$2,000
Invesco S&P 500® Low Volatility ETF	$500	$2,000
Invesco S&P 500 Minimum Variance ETF	$500	$2,000
Invesco S&P 500 Momentum ETF	$500	$500
Invesco S&P 500 Enhanced Value ETF	$500	$500
Invesco S&P High Income Infrastructure ETF	$1,000	$1,000
Invesco S&P MidCap Low Volatility ETF	$500	$2,000
Invesco S&P SmallCap Consumer Discretionary ETF	$500	$2,000
Invesco S&P SmallCap Consumer Staples ETF	$500	$2,000
Invesco S&P SmallCap Energy ETF	$500	$2,000
Invesco S&P SmallCap Financials ETF	$500	$2,000
Invesco S&P SmallCap Health Care ETF	$500	$2,000
Invesco S&P SmallCap High Dividend Low Volatility ETF	$500	$2,000
Invesco S&P SmallCap Industrials ETF	$500	$2,000
Invesco S&P SmallCap Information Technology ETF	$500	$2,000
Invesco S&P SmallCap Low Volatility ETF	$500	$2,000
Invesco S&P SmallCap Materials ETF	$500	$2,000
Invesco S&P SmallCap Quality ETF	$500	$2,000
Invesco S&P SmallCap Utilities & Communication Services ETF	$500	$2,000
Invesco Senior Loan ETF	$500	$2,000
Invesco Shipping ETF	$500	$2,000
Invesco Solar ETF	$500	$2,000
Invesco Taxable Municipal Bond ETF	$500	$2,000
Invesco Treasury Collateral ETF	$0	$0
Invesco Variable Rate Preferred ETF	$500	$2,000
Invesco VRDO Tax-Free Weekly ETF	$500	$2,000

Additionally, the Adviser may charge an additional, variable fee (sometimes referred to as a “cash-in-lieu” fee) to the extent a Fund permits APs to create or redeem Creation Units for cash, or otherwise substitute cash for any Deposit Security. Such cash-in-lieu fees are payable to a Fund and are charged to defray the transaction cost to a Fund of buying (or selling) Deposit Securities, to cover spreads and slippage costs and to protect existing shareholders. The cash-in-lieu fees will be negotiated between the Adviser and the AP and may be different for any given transaction, Business Day or AP; however in no instance will such cash-in-lieu fees exceed 2% of the value of a Creation Unit. From time to time, the Adviser, in its sole discretion, may adjust a Fund’s cash-in-lieu fees or reimburse APs for all or a portion of the creation or redemption transaction fees.

Redemptions

Shares may be redeemed only by APs at their NAV per Share next determined after receipt by the Distributor of a redemption request in proper form. A Fund will not redeem Shares in amounts less than a Creation Unit. Beneficial Owners of Shares may sell their Shares in the secondary market, but they must accumulate enough Shares to constitute a Creation Unit to redeem those Shares with a Fund. There can be no assurance that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit.

Fund Securities.  The redemption proceeds for a Creation Unit generally consist of a portfolio of securities (the “Fund Securities”), plus or minus an amount of cash denominated in U.S. dollars (the “Cash Redemption Amount”), representing an amount equal to the difference between the NAV of the Shares being redeemed, as next determined after receipt of a request in proper form, and the total aggregate market value of the Fund Securities, less any applicable administrative or other transaction fees, as discussed above. The Cash Redemption Amount is calculated in the same manner as the Balancing Amount. To the extent that the Fund Securities have a value greater than the NAV of the Shares being redeemed, a Cash Redemption Amount payment equal to the differential is required to be paid by the redeeming shareholder.

Each Fund, through the NSCC, makes available on each Business Day, immediately prior to the opening of business on the applicable Exchange, the Fund Securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day, as well as the Cash Redemption Amount. Such Fund Securities and the corresponding Cash Redemption Amount are applicable to effect redemptions of Creation Units of a Fund until such time as the next-announced composition of the Fund Securities and Cash Redemption Amount is made available.

The Adviser expects that the Fund Securities should correspond pro rata, to the extent practicable, to the securities held by the Fund. However, Fund Securities received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Units. The Trust also may provide such redeemer a Custom Order, which, as described above, is a portfolio of securities that differs from the exact composition of the published list of Fund Securities, but in no event will the total value of the securities delivered and the cash transmitted differ from the NAV. In addition, the Trust reserves the right to permit or require an amount of cash to be added, at its discretion, to the Cash Redemption Amount to replace one or more Fund Securities (see “—Cash Redemptions” below).

Cash Redemptions.  Certain Funds (as set forth in the Prospectus) generally will pay out the proceeds of redemptions of Creation Units partially or principally for cash (or through any combination of cash and Fund Securities). In addition, an investor may request a redemption in cash that a Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment in an amount equal to the NAV of its Shares next determined after a redemption request is received (less any redemption transaction fees imposed, as specified above).

Redemptions of Shares will be subject to compliance with applicable federal and state securities laws and each Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Unit Aggregations for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An AP that is not a

“qualified institutional buyer,” as such term is defined under Rule 144A of the Securities Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144. The AP may request the redeeming beneficial owner of the Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment.

For Invesco Treasury Collateral ETF, if the Trust determines, based on information available to the Trust when a redemption request is submitted by an AP, that (i) the short interest of the Fund in the marketplace is greater than or equal to 100% and (ii) the orders in the aggregate from all APs redeeming Fund Shares on a Business Day represent 25% or more of the outstanding Shares of the Fund, such AP will be required to verify to the Trust the accuracy of its representations that are deemed to have been made by submitting a request for redemption. If, after receiving notice of the verification requirement, the AP does not verify the accuracy of its representations that are deemed to have been made by submitting a request for redemption in accordance with this requirement, its redemption request will be considered not to have been received in proper form.

Redemption Requests

Procedures for Redemption of Creation Unit Aggregations.  Orders must be transmitted by an AP, in such form and by such transmission method acceptable to the Transfer Agent or Distributor, pursuant to procedures set forth in the Participant Agreement, and such procedures may change from time to time. APs seeking to redeem Shares of Domestic Equity Funds may transfer Creation Units through the Clearing Process (see “Placing Redemption Requests Using the Clearing Process”) or outside the Clearing Process through the facilities of DTC (see “Placing Redemption Requests Outside the Clearing Process”). As noted above, the Clearing Process is not currently available for redemptions of Creation Units of International Equity Funds or Fixed Income Funds; accordingly, APs seeking to redeem Shares of such Funds must effect such transactions outside the Clearing Process.

All requests to redeem Creation Units, whether through the Clearing Process, or outside the Clearing Process through DTC or otherwise, must be received by the Distributor no later than the Order Cut-Off Time on the relevant Business Day. As with creation orders, requests for redemption of Custom Orders must be received by 3:00 p.m., Eastern time, and some Funds, as set forth in the Participant Agreement, may have different Order Cut-Off Times for redemptions.

A redemption request will be considered to be in “proper form” if (i) a duly completed request form is received by the Distributor from the AP on behalf of itself or another redeeming investor at the specified Order Cut-Off Time, and (ii) arrangements satisfactory to the Fund are in place for the AP to transfer or cause to be transferred to the Fund the Creation Unit of such Fund being redeemed on or before contractual settlement of the redemption request. Special procedures are specific to Custom Orders, as set forth in the Participant Agreement.

As discussed herein, a redeeming investor will pay a transaction fee to offset the Fund’s trading costs, operational processing costs, brokerage commissions and other similar costs incurred in transferring the Fund Securities from its account to the account of the redeeming investor. An entity redeeming Shares in Creation Units outside the Clearing Process may be required to pay a higher transaction fee than would have been charged had the redemption been effected through the Clearing Process. A redeeming investor receiving cash in lieu of one or more Fund Securities may also be assessed a higher transaction fee on the cash in lieu portion. This higher transaction fee will be assessed in the same manner as the transaction fee incurred in purchasing Creation Units.

Placing Redemption Requests Using the Clearing Process.  Requests to redeem Creation Units through the Clearing Process must be delivered through a Participating Party that has executed a Participant Agreement, in such form and by such transmission method acceptable to the Transfer Agent or Distributor, pursuant to procedures set forth in the Participant Agreement.

Placing Redemption Requests Outside the Clearing Process.  Orders to redeem Creation Units outside the Clearing Process must be delivered through a DTC Participant that has executed a Participant Agreement. A DTC Participant who wishes to place a redemption order outside the Clearing Process need not be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that redemption instead will be effected through a transfer of Fund Shares directly through DTC.

In the case of Shares of International Equity Funds, upon redemption of Creation Units and taking delivery of the Fund Securities into the account of the redeeming shareholder or an AP acting on behalf of such investor, such person must maintain appropriate custody arrangements with a broker-dealer, bank or other custody provider in each jurisdiction in which any of such Fund Securities are customarily traded.

Acceptance of Redemption Requests.  The Transfer Agent will deliver to the AP a confirmation of acceptance of a request to redeem Shares in Creation Units within 15 minutes of the receipt of a submission received in proper form. A redemption order is deemed to be irrevocable upon the delivery of the confirmation of acceptance.

The right of redemption may be suspended or the date of payment postponed (i) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the NYSE is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the Shares of a Fund or determination of a Fund’s NAV is not reasonably practicable; or (iv) in such other circumstances as is permitted by the SEC.

Placing Redemption Orders for Invesco Treasury Collateral ETF.  Orders to redeem Creation Unit Aggregations must be delivered through a DTC Participant that has executed a Participant Agreement. A DTC Participant who wishes to place an order for redemption of Creation Units of the Fund need not be a Participating Party, but such orders must state that redemption of Creation Units of the Fund will be effected through transfer of Creation Units of the Fund directly through DTC. An order to redeem Creation Units is deemed received by the Custodian on the Transmittal Date if: (i) such order is received by the Custodian before 12:00 p.m. Eastern time on the Transmittal Date for the order to be effected at NAV 1 and on or after 12:00 p.m. Eastern time (but before market close) on the Transmittal Date for the order to be effected at NAV 2; and (ii) all other procedures set forth in the Participant Agreement are properly followed.

An order to redeem Creation Unit Aggregations made in proper form but received after 4:00 p.m., Eastern time will be deemed received on the next Business Day immediately following the date that redemption request was placed and will be affected at NAV 1 next determined on such Business Day. The calculation of the value of the Fund Securities and the Redemption Cash Component, if any, to be delivered upon redemption will be made by the Custodian according to the procedures set forth under “Determination of NAV” computed on the Business Day on which a redemption order is deemed received by the Trust.

An AP must deliver the requisite number of Shares of Creation Units specified in such order through DTC to the Transfer Agent and deliver any Redemption Cash Component (if applicable) directly to the Transfer Agent through the Federal Reserve wire system, in each case by no later than the time specified below:

Order Type	Settlement Time (Delivery of Fund Securities to AP)	Delivery Deadline (Delivery of Shares by AP to Trust)
NAV 1 Order	By 3:00 p.m. Eastern time (T+0)	By 1:00 pm. Eastern time (T+0)
NAV 2 Order	By 3:00 p.m. Eastern time (T+1)	By 1:00 pm. Eastern time (T+1)

For orders received on days when the Exchange is open, but U.S. banks are generally closed, the Fund expects to deliver Fund Securities to the AP for all NAV 1 Orders and NAV 2 Orders on T+1 no later than 3:00 p.m. Eastern time.

After the Trust has deemed an order for redemption received, it will send an acceptance of the redemption order to the AP within 15 minutes of the receipt of the submission received in good form. A redemption order is deemed to be irrevocable upon the delivery the acknowledgement of receipt of an order. The Trust will then initiate procedures to transfer the requisite Fund Securities and Redemption Cash Component, if any, owed to the redeeming Beneficial Owner.

If it is not possible to effect deliveries of the Fund Securities, the Trust may in its discretion exercise its option to redeem such Shares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In addition, an AP may request a redemption in cash that the Fund may, in its sole discretion, permit. In either case, the AP will receive a cash payment equal to the NAV of its Shares based on the NAV of Shares next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions, to offset the Fund’s brokerage and other transaction costs associated with the disposition of Fund Securities, as described above in the section “—Creation and Redemption Transactions Fees”).

Additionally, the Fund may, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities, or provide cash-in-lieu of some Fund Securities, but in no event will the total value of the securities delivered and the cash transmitted differ from the NAV. Redemptions of Shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the Fund reserves the right to redeem Creation Unit Aggregations for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An AP or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Fund Securities applicable to the redemption of a Creation Unit Aggregation may be paid an equivalent amount of cash. The AP may request the redeeming Beneficial Owner of the Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment, beneficial ownership of shares or delivery instructions.

Notwithstanding anything to the contrary herein, upon receipt of a proper redemption request submitted in accordance with the redemption procedures set forth above in this section, the Fund will redeem the requested shares and make a payment to redeeming APs in satisfaction thereof no later than the business day following the redemption request. The Fund may postpone and/or suspend redemption and payment beyond one business day only as follows: (1) for any period during which there is a non-routine closure of the Fedwire or applicable Federal Reserve Banks; (2) for any period (a) during which the NYSE is closed other than customary week-end and holiday closings or (b) during which trading on the NYSE is restricted; (3) for any period during which an emergency exists as a result of which (a) disposal of securities owned by the Fund is not reasonably practicable or (b) it is not reasonably practicable for the Fund to fairly determine the net asset value of shares of the Fund; (4) for any period during which the SEC has, by rule or regulation, deemed that (a) trading shall be restricted or (b) an emergency exists; (5) for any period that the SEC, may by order permit for shareholder protection; or (6) for any period during which the Fund, as part of a necessary liquidation of the Fund, has properly postponed and/or suspended redemption of shares and payment in accordance with federal securities laws. Any such suspension or postponement described above will be consistent with the Fund’s obligations under Section 22(e) of the 1940 Act.

Issuance of Fund Securities

To the extent contemplated by a Participant Agreement, in the event an AP has submitted a redemption request in proper form but is unable to transfer all or part of the Creation Unit to be redeemed to the Distributor, on behalf of the Fund, by the closing time of the regular trading session on the Exchange on the date such redemption request is submitted, the Distributor will nonetheless accept the redemption request in reliance on the undertaking by the AP to deliver the missing Shares as soon as possible, which undertaking shall be secured by the AP’s delivery and maintenance of collateral consisting of cash having a value at least equal to 105% of the value of the missing Shares. The Trust may use such collateral at any time to purchase the missing Shares and will subject the AP to liability for any shortfall between the cost of the Fund acquiring such Shares and the value of the collateral, which may be sold by the Trust at such time, and in such manner, as the Trust may determine in its sole discretion.

Using the Clearing Process.  An AP that is a Participating Party is required to transfer to the Transfer Agent: (i) the requisite Shares, and (ii) the Cash Redemption Amount, if any, to the Transfer Agent by means of the Trust’s Clearing Process. In each case, the delivery must occur by the “regular way” settlement date (i.e., T+2). At that time, the Transfer Agent shall initiate procedures to transfer the requisite Fund Securities and the Cash Redemption Amount, if any, through the Clearing Process so as to be received no later than on the “regular way” settlement date (i.e., T+2).

Outside the Clearing Process—Domestic Equity Funds.  An AP that is a DTC Participant making a redemption request outside the Clearing Process is required to transfer to the Transfer Agent: (i) the requisite Shares through DTC, and (ii) the Cash Redemption Amount, if any, through the Federal Reserve Bank wire system. Such Shares and Cash Redemption Amount must be received by the Transfer Agent by 11:00 a.m., Eastern time on the Contractual Settlement Date. At that time, the Transfer Agent shall initiate procedures to transfer the requisite Fund Securities through DTC and the Cash Redemption Amount, if any, through the Federal Reserve Bank wire system so as to be received no later than T+2 (except as otherwise set forth in the Participant Agreement).

Outside the Clearing Process—International Equity Funds.  A redeeming AP must maintain appropriate securities broker-dealer, bank or other custody arrangements to which account such in-kind redemption proceeds will be delivered. If neither the redeeming beneficial owner nor the AP acting on its behalf has appropriate arrangements to take delivery of the Fund Securities in the applicable jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of the Fund Securities in such jurisdiction, the beneficial owner will be required to receive its redemption proceeds in cash.

Arrangements satisfactory to the Trust must be in place for the AP to transfer Creation Units through DTC on or before the settlement date. At that time, the Transfer Agent shall initiate procedures to transfer the requisite Fund Securities through DTC and the global sub-custodian network and the Cash Redemption Amount, if any, through the Federal Reserve Bank wire system so as to be received no later than T+2. However, the schedule of holidays in certain countries may cause the delivery of in-kind redemption proceeds to take longer than T+2. In such cases, the local market settlement procedures will not commence until the end of the local holiday periods. (For more information, see “Regular Holidays” in Appendix C to this SAI.)

Outside the Clearing Process—Fixed Income Funds.  An AP that is a DTC Participant (or Euroclear participant) making a redemption request outside the Clearing Process is required to transfer to the Transfer Agent: (i) the requisite Shares through DTC or Euroclear, and (ii) the Cash Redemption Amount, if any, through the Federal Reserve Bank wire system. Such Shares and Cash Redemption Amount must be received by the Transfer Agent by 2:00 p.m., Eastern time on the Contractual Settlement Date. At that time, the Transfer Agent shall initiate procedures to transfer the requisite Fund Securities through DTC and the Cash Redemption Amount, if any, through the Federal Reserve Bank wire system so as to be received no later than T+2 (except as otherwise set forth in the Participant Agreement).

Regular Holidays

A Fund may effect deliveries of Creation Units and Fund Securities on a basis other than T+2 in order to accommodate local holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates or under certain other circumstances. The ability of the Trust to effect in-kind creations and redemptions on a T+2 basis is subject, among other things, to the condition that, in the time between the order date and the delivery date, there are no days that are holidays in an applicable foreign market. For every occurrence of one or more such intervening holidays that are not holidays observed in the U.S., the redemption settlement cycle will be extended by the number of such intervening holidays. In addition to holidays, other unforeseeable closings in a foreign market due to emergencies also may prevent a Fund from delivering securities within the normal settlement period.

The securities delivery cycles currently practicable for transferring Fund Securities to redeeming investors, coupled with foreign market holiday schedules, will require a delivery process longer than seven calendar days for some Funds in certain circumstances. Such foreign holidays are listed in Appendix C to this SAI, as are instances where more than seven days will be needed to deliver redemption proceeds. Although certain holidays may occur on different dates in subsequent years, the number of days required to deliver redemption proceeds in any given year is not expected to exceed the maximum number of days listed in Appendix C for a Fund. The proclamation of new holidays, the treatment by market participants of certain days as “informal holidays” (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays or changes in local securities delivery practices could affect the information set forth in Appendix C at some time in the future. Please see Appendix C for the dates in calendar year 2019 (the only dates which are available as of the date of this SAI) of the regular holidays affecting the securities markets of various countries, as well as the dates of the regular holidays in calendar year 2019 that may cause settlement periods to be greater than seven days, including the potential worst-case settlement dates.

TAXES

The following is a summary of certain additional tax considerations generally affecting a Fund (sometimes referred to as the “Fund”) and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of a Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.

This section is based on the Internal Revenue Code of 1986, as amended (the “Code”) and applicable regulations in effect on the date of this SAI. Future legislative, regulatory or administrative changes including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the tax rules applicable to a Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect.

The following is for general information only and is not tax advice. All investors should consult their own tax advisors as to the federal, state, local and foreign tax provisions applicable to them.

Taxation of the Funds

Each Fund has elected and intends to qualify each year as a “regulated investment company” (sometimes referred to as a “RIC”) under Subchapter M of the Code. If a Fund qualifies, the Fund will not be subject to federal income tax on the portion of its investment company taxable income (i.e., generally, taxable interest, dividends, net short-term capital gains and other taxable ordinary income net of expenses without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gains over net short-term capital losses) that it distributes.

Qualification as a RIC.  In order to qualify for treatment as a RIC, a Fund must satisfy the following requirements:

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Distribution Requirement—the Fund must distribute an amount equal to the sum of at least 90% of its investment company taxable income and 90% of its net tax-exempt income, if any, for the tax year (certain distributions made by the Fund after the close of its tax year are considered distributions attributable to the previous tax year for purposes of satisfying this requirement).

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Income Requirement—the Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived from its business of investing in such stock, securities or currencies and net income derived from qualified publicly traded partnerships (“QPTPs”).

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Asset Diversification Test—the Fund must satisfy the following asset diversification test at the close of each quarter of the Fund’s tax year: (1) at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. Government Securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund’s total assets in securities of an issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund’s total assets may be invested in the securities of any one issuer (other than U.S. Government Securities or securities of other regulated investment companies) or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses, or, collectively, in the securities of QPTPs.

In some circumstances, the character and timing of income realized by a Fund for purposes of the Income Requirement or the identification of the issuer for purposes of the Asset Diversification Test is uncertain under current law with respect to a particular investment, and an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to such type of investment may adversely affect a Fund’s ability to satisfy these requirements. See “Tax Treatment of Portfolio Transactions” below with respect to the application of these requirements to certain types of investments. In other circumstances, a Fund may be required to sell portfolio holdings in order to meet the Income Requirement, Distribution Requirement, or Asset

Diversification Test, which may have a negative impact on the Fund’s income and performance. In lieu of potential disqualification, a Fund is permitted to pay a tax for certain failures to satisfy the Asset Diversification Test or Income Requirement, which, in general, are limited to those due to reasonable cause and not willful neglect.

Each Fund may use “equalization accounting” (in lieu of making some cash distributions) in determining the portion of its income and gains that has been distributed. If a Fund uses equalization accounting, it will allocate a portion of its undistributed investment company taxable income and net capital gain to redemptions of Shares and will correspondingly reduce the amount of such income and gains that it distributes in cash. However, each Fund intends to make cash distributions for each taxable year in an aggregate amount that is sufficient to satisfy the Distribution Requirement without taking into account its use of equalization accounting. If the IRS determines that a Fund’s allocation is improper and/or that such Fund has under-distributed its income and gain for any taxable year, the Fund may be liable for federal income and/or excise tax.

If for any taxable year a Fund does not qualify as a RIC, all of its taxable income (including its net capital gain) would be subject to tax at the applicable corporate income tax rate without any deduction for dividends paid to shareholders, and the dividends would be taxable to the shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the Fund’s current and accumulated earnings and profits. Failure to qualify as a RIC thus would have a negative impact on a Fund’s income and performance. Subject to savings provisions for certain inadvertent failures to satisfy the Income Requirement or Asset Diversification Test which, in general, are limited to those due to reasonable cause and not willful neglect, it is possible that a Fund will not qualify as a RIC in any given tax year. Even if such savings provisions apply, a Fund may be subject to a monetary sanction of $50,000 or more. Moreover, the Board reserves the right not to maintain the qualification of a Fund as a RIC if it determines such a course of action to be beneficial to shareholders.

Portfolio turnover.  For investors that hold their Shares in a taxable account, a high portfolio turnover rate may result in higher taxes. This is because a fund with a high turnover rate may accelerate the recognition of capital gains and more of such gains are likely to be taxable as short-term rather than long-term capital gains in contrast to a comparable fund with a low turnover rate. Any such higher taxes would reduce a Fund’s after-tax performance. See “Taxation of Fund Distributions—Capital gain dividends” below. For non-U.S. investors, any such acceleration of the recognition of capital gains that results in more short-term and less long-term capital gains being recognized by a Fund may cause such investors to be subject to increased U.S. withholding taxes. See “Foreign Shareholders—U.S. withholding tax at the source” below. For ETFs for which in-kind redemptions are the primary redemption mechanism and, therefore, a Fund may be less likely to sell securities in order to generate cash for redeeming shareholders, which a mutual fund might do. This provides a greater opportunity for ETFs to defer the recognition of gain on appreciated securities which it may hold thereby reducing the distribution of capital gains to its shareholders.

Capital loss carryovers.  The capital losses of a Fund, if any, do not flow through to shareholders. Rather, a Fund may use its capital losses, subject to applicable limitations, to offset its capital gains without being required to pay taxes on or distribute to shareholders such gains that are offset by the losses. If a Fund has a “net capital loss” (that is, capital losses in excess of capital gains), the excess (if any) of the Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year, and the excess (if any) of the Fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year. Any net capital losses of the Fund that are not used to offset capital gains may be carried forward indefinitely to reduce any future capital gains realized by the Fund in succeeding taxable years. However, for any net capital losses realized in taxable years of the Fund beginning on or before December 22, 2010, the Fund is permitted to carry forward such capital losses for eight years as a short-term capital loss. Capital losses arising in a taxable year beginning after December 22, 2010 must be used before capital losses realized in a taxable year beginning on or before December 22, 2010. The amount of capital losses that can be carried forward and used in any single year is subject to an annual limitation if there is a more than 50% “change in ownership” of the Fund. An ownership change generally results when shareholders owning 5% or more of the Fund increase their aggregate holdings by more than 50% over a three-year look-back period. An ownership change could result in capital loss carryovers being used at a slower rate (or, in the case of those realized in taxable years of the Fund beginning on or before December 22, 2010, to expire), thereby reducing the Fund’s ability to offset capital gains with those losses. An increase in the amount of taxable gains distributed to a Fund’s shareholders could result from an ownership change. Each Fund undertakes no obligation to avoid or prevent an ownership change, which can occur in the normal course of shareholder purchases and redemptions or as a result of engaging in a tax-free reorganization with another fund. Moreover, because of circumstances beyond the Funds’ control, there can be no assurance that a Fund will not experience, or has not already experienced, an ownership change.

Deferral of late year losses.  Each Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year, which may change the timing, amount, or characterization of Fund distributions (see “Taxation of Fund Distributions—Capital gain dividends” below). A “qualified late year loss” includes:

(i)  any net capital loss incurred after October 31 of the current taxable year, or, if there is no such loss, any net long-term capital loss or any net short-term capital loss incurred after October 31 of the current taxable year (post-October capital losses), and

(ii)  the sum of (1) the excess, if any, of (a) specified losses incurred after October 31 of the current taxable year, over (b) specified gains incurred after October 31 of the current taxable year and (2) the excess, if any, of (a) ordinary losses incurred after December 31 of the current taxable year, over (b) the ordinary income incurred after December 31 of the current taxable year.

The terms “specified losses” and “specified gains” mean ordinary losses and gains from the sale, exchange, or other disposition of property (including the termination of a position with respect to such property), foreign currency losses and gains, and losses and gains resulting from holding stock in a passive foreign investment company (“PFIC”) for which a mark-to-market election is in effect. The terms “ordinary losses” and “ordinary income” mean other ordinary losses and income that are not described in the preceding sentence.

Undistributed capital gains.  A Fund may retain or distribute to shareholders its net capital gain for each taxable year. Each Fund currently intends to distribute net capital gains. If a Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the applicable corporate income tax rate. If a Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain and will increase the tax basis for its Shares by an amount equal to the deemed distribution less the tax credit.

Asset allocation funds.  If the Fund is a fund of funds which invests in one or more underlying funds taxable as regulated investment companies), distributions by the underlying funds, redemptions of shares in the underlying funds and changes in asset allocations may result in taxable distributions to shareholders of ordinary income or capital gains. A fund of funds generally will not be able currently to offset gains realized by one underlying fund in which the fund of funds invests against losses realized by another underlying fund. If shares of an underlying fund are purchased within 30 days before or after redeeming at a loss other shares of that underlying fund (whether pursuant to a rebalancing of the Fund’s portfolio or otherwise), all or a part of the loss will not be deductible by the Fund and instead will increase its basis for the newly purchased shares. Also, except with respect to a qualified fund of funds, a fund of funds (a) is not eligible to pass-through foreign tax credits from an underlying fund that pays foreign income taxes and (b) is not eligible to pass-through exempt-interest dividends from an underlying fund. A qualified fund of funds, i.e., a fund at least 50 percent of the value of the total assets of which (at the close of each quarter of the taxable year) is represented by interests in other RICs, is eligible to pass-through to shareholders (a) foreign tax credits and (b) exempt-interest dividends. Also a fund of funds, whether or not it is a qualified fund of funds, is eligible to pass-through qualified dividends earned by an underlying fund (see “Taxation of Fund Distributions—Qualified dividend income for individuals” and —

“Corporate dividends-received deduction” below). However, dividends paid by a fund of funds from interest earned by an underlying fund on U.S. Government obligations are unlikely to be exempt from state and local income tax.

Federal excise tax.  To avoid a 4% non-deductible excise tax, a Fund must distribute by December 31 of each year an amount equal to at least: (1) 98% of its ordinary income for the calendar year, (2) 98.2% of capital gain net income (the excess of the gains from sales or exchanges of capital assets over the losses from such sales or exchanges) for the one-year period ended on October 31 of such calendar year, and (3) any prior year undistributed ordinary income and capital gain net income. A Fund may elect to defer to the following year any net ordinary loss incurred for the portion of the calendar year which is after the beginning of the Fund’s taxable year. Also, a Fund will defer any “specified gain” or “specified loss” which would be properly taken into account for the portion of the calendar after October 31. Any net ordinary loss, specified gain, or specified loss deferred shall be treated as arising on January 1 of the following calendar year. Generally, a Fund may make sufficient distributions to avoid liability for federal income and excise tax, but can give no assurances that all or a portion of such liability will be avoided. In addition, under certain circumstances temporary timing or permanent differences in the realization of income and expense for book and tax purposes can result in a Fund having to pay an excise tax.

Purchase of Shares.  As a result of tax requirements, the Trust, on behalf of a Fund, has the right to reject an order to purchase Shares if the purchaser (or group of purchasers acting in concert with each other) would, upon obtaining the Shares so ordered, own 80% or more of the outstanding Shares of the Fund and if, pursuant to Sections 351 and 362 of the Code, the Fund would have a basis in the Deposit Securities different from the market value of such securities on the date of deposit. The Trust also has the right to require information necessary to determine beneficial Share ownership for purposes of the 80% determination.

Foreign income tax.  Investment income received by a Fund from sources within foreign countries may be subject to foreign income tax withheld at the source, and the amount of tax withheld generally will be treated as an expense of the Fund. The United States has entered into tax treaties with many foreign countries that entitle the Funds to a reduced rate of, or exemption from, tax on such income. Some countries require the filing of a tax reclaim or other forms to receive the benefit of the reduced tax rate; whether or when a Fund will receive the tax reclaim is within the control of the individual country. Information required on these forms may not be available such as shareholder information; therefore, a Fund may not receive the reduced treaty rates or potential reclaims. Other countries have conflicting and changing instructions and restrictive timing requirements which may cause the Fund not to receive the reduced treaty rates or potential reclaims. Other countries may subject capital gains realized by a Fund on sale or disposition of securities of that country to taxation. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund’s assets to be invested in various countries is not known. Under certain circumstances, a Fund may elect to pass-through foreign taxes paid by the Fund to shareholders, although it reserves the right not to do so. If a Fund makes such an election and obtains a refund of foreign taxes paid by the Fund in a prior year, the Fund may be eligible to reduce the amount of foreign taxes reported to its shareholders, generally by the amount of the foreign taxes refunded, for the year in which the refund is received.

Taxation of Fund Distributions.  Each Fund anticipates distributing substantially all of its investment company taxable income and net capital gain for each taxable year. Distributions by a Fund will be treated in the manner described below regardless of whether such distributions are paid in cash or reinvested in additional Shares of the Fund (or of another Fund). You will receive information annually as to the federal income tax consequences of distributions made (or deemed made) during the year.

Distributions of ordinary income.  Each Fund receives income generally in the form of dividends and/or interest on its investments. Each Fund may also recognize ordinary income from other sources, including, but not limited to, certain gains on foreign currency-related transactions. This income, less expenses incurred in the operation of a Fund, constitutes the Fund’s net investment income from which dividends may be paid to you. If you are a taxable investor, distributions of net investment income generally are taxable as ordinary income to the extent of the Fund’s earnings and profits. In the case of a Fund whose strategy includes investing in stocks of corporations, a portion of the income dividends paid to you may be qualified dividends eligible to be taxed at reduced rates.

Capital gain dividends.  Taxes on distributions of capital gains are determined by how long a Fund owned the investments that generated them, rather than how long a shareholder has owned his or her Shares. In general, a Fund will recognize long-term capital gain or loss on the sale or other disposition of assets it has owned for more than one year, and short-term capital gain or loss on investments it has owned for one year or less. Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) that are properly reported to Fund shareholders as capital gain dividends generally will be taxable to a shareholder receiving such distributions as long-term capital gain. Long-term capital gain rates applicable to individuals are 0%, 15%, 20% or 25% depending on the nature of the capital gain and the individual’s taxable income. Distributions of net short-term capital gains for a taxable year in excess of net long-term capital losses for such taxable year generally will be taxable to a shareholder receiving such distributions as ordinary income.

Qualified dividend income for individuals.  Ordinary income dividends reported as derived from qualified dividend income will be taxed in the hands of individuals and other noncorporate shareholders at the rates applicable to long-term capital gain. Qualified dividend income means dividends paid to a Fund (a) by domestic corporations, (b) by foreign corporations that are either (i) incorporated in a possession of the United States, or (ii) are eligible for benefits under certain income tax treaties with the United States that include an exchange of information program, or (c) with respect to stock of a foreign corporation that is readily tradable on an established securities market in the United States. Both the Fund and the investor must meet certain holding period requirements to qualify Fund dividends for this treatment. Income derived from investments in derivatives, fixed-income securities, U.S. REITs, PFICs, and income received “in lieu of” dividends in a securities lending transaction generally is not eligible for treatment as qualified dividend income. If the qualifying dividend income received by a Fund is equal to 95% (or a greater percentage) of the Fund’s gross income (exclusive of net capital gain) in any taxable year, all of the ordinary income dividends paid by the Fund will be qualifying dividend income.

Qualified REIT dividends.  Under 2017 legislation commonly known as the Tax Cuts and Jobs Act “qualified REIT dividends” (i.e., ordinary REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income) are treated as eligible for a 20% deduction by noncorporate taxpayers. This deduction, if allowed in full, equates to a maximum effective tax rate of 29.6% (37% top rate applied to income after 20% deduction). The Tax Cuts and Jobs Act does not contain a provision permitting RICs, such as the Funds, to pass the special character of this income through to its shareholders. Currently, direct investors in REITs will enjoy the deduction and thus the lower federal income tax rate, but investors in a RIC, such as a Fund, that invest in such REITs will not. It is uncertain whether a future technical corrections bill or regulations issued by the IRS will address this issue to enable a Fund to pass through the special character of “qualified REIT dividends” to its shareholders.

Corporate dividends-received deduction.  Ordinary income dividends reported to Fund shareholders as derived from qualified dividends from domestic corporations will qualify for the 50% dividends-received deduction generally available to corporations. The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions imposed under the Code on the corporation claiming the deduction. Income derived by the Fund from investments in derivatives, fixed-income and foreign securities generally is not eligible for this treatment.

Return of capital distributions.  Distributions by a Fund that are not paid from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in his Shares; any excess will be treated as gain from the sale of his Shares. Thus, the portion of a distribution that constitutes a return of capital will decrease the shareholder’s tax basis in his Shares (but not below zero), and will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the shareholder for tax purposes on the later sale of such Shares. Return of capital distributions can occur for a number of reasons including, among others, a Fund overestimates the income to be received from certain investments such as those classified as partnerships or equity REITs. See “Tax Treatment of Portfolio Transactions—Investments in U.S. REITs.”

Impact of realized but undistributed income and gains, and net unrealized appreciation of portfolio securities.  At the time of your purchase of Shares, the price of the Shares may reflect undistributed income, undistributed capital gains, or net unrealized appreciation of portfolio securities held by the Fund. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable and would be taxed as either ordinary income (some portion of which may be taxed as qualified dividend income) or capital gain unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. The Fund may be able to reduce the amount of such distributions by utilizing its capital loss carryovers, if any.

Pass-through of foreign tax credits.  If more than 50% of the value of a Fund’s total assets at the end of a fiscal year is invested in foreign securities, or if a Fund is a qualified fund of funds (i.e., a fund at least 50 percent of the value of the total assets of which, at the close of each quarter of the taxable year, is represented by interests in other RICs), the Fund may elect to “pass-through” the amount of foreign income tax paid by the Fund (the Foreign Tax Election) in lieu of deducting such amount in determining its investment company taxable income. Pursuant to the Foreign Tax Election, shareholders will be required: (i) to include in gross income, even though not actually received, their respective pro-rata shares of the foreign income tax paid by the Fund that are attributable to any distributions they receive; and (ii) either to deduct their pro-rata share of foreign tax in computing their taxable income or to use it (subject to various Code limitations) as a foreign tax credit against federal income tax (but not both). No deduction for foreign tax may be claimed by a noncorporate shareholder who does not itemize deductions or who is subject to the alternative minimum tax. Shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign income tax paid by a Fund due to certain limitations that may apply. Each Fund reserves the right not to pass-through the amount of foreign income taxes paid by the Fund. Additionally, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits. See “Tax Treatment of Portfolio Transactions—Securities lending” below.

Tax credit bonds.  If a Fund holds, directly or indirectly, one or more “tax credit bonds” (including build America bonds, clean renewable energy bonds and qualified tax credit bonds) on one or more applicable dates during a taxable year, the Fund may elect to permit its shareholders to claim a tax credit on their income tax returns equal to each shareholder’s proportionate share of tax credits from the applicable bonds that otherwise would be allowed to the Fund. In such a case, shareholders must include in gross income (as interest) their proportionate share of the income attributable to their proportionate share of those offsetting tax credits. A shareholder’s ability to claim a tax credit associated with one or more tax credit bonds may be subject to certain limitations imposed by the Code. (Under the Tax Cuts and Jobs Act, the build America bonds, clean renewable energy bonds and certain other qualified bonds may no longer be issued after December 31, 2017.) Even if the Fund is eligible to pass-through tax credits, the Fund may choose not to do so.

U.S. Government interest.  Income earned on certain U.S. Government obligations is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. Government, subject in some states to minimum investment or reporting requirements that must be met by the Fund. Income on investments by a Fund in certain other obligations, such as repurchase agreements collateralized by U.S. Government obligations, commercial paper and federal agency-backed obligations (e.g., GNMA or FNMA obligations), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations. If the Fund is a fund of funds, see “Taxation of the Fund—Fund of funds.”

Dividends declared in December and paid in January.  Ordinarily, shareholders are required to take distributions by a Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by a Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year in accordance with the guidance that has been provided by the IRS.

Medicare tax.  Medicare tax. A 3.8% Medicare tax is imposed on net investment income earned by certain individuals, estates and trusts. “Net investment income,” for these purposes, means investment income, including ordinary dividends and capital gain distributions received from a Fund and net gains from taxable dispositions of Fund Shares, reduced by the deductions properly allocable to such income. In the case of an individual, the tax will be imposed on the lesser of (1) the shareholder’s net investment income or (2) the amount by which the shareholder’s modified adjusted gross income exceeds $250,000 (if the shareholder is married and filing jointly or a surviving spouse), $125,000 (if the shareholder is married and filing separately) or $200,000 (in any other case). This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return. Net investment income does not include exempt-interest dividends.

Taxation of Fund Distributions (Municipal Bond Funds).  Each Fund intends to qualify each year to pay exempt-interest dividends by satisfying the requirement that at the close of each quarter of the Fund’s taxable year at least 50% of the Fund’s total assets consists of municipal securities, which are exempt from federal income tax.

Exempt-interest dividends.  Distributions from a Fund will constitute exempt-interest dividends to the extent of the Fund’s tax-exempt interest income (net of allocable expenses and amortized bond premium). Exempt-interest dividends distributed to shareholders of a Fund are excluded from gross income for federal income tax purposes. However, shareholders required to file a federal income tax return will be required to report the receipt of exempt-interest dividends on their returns. Moreover, while exempt-interest dividends are excluded from gross income for federal income tax purposes, they may be subject to alternative minimum tax (“AMT”) in certain circumstances and may have other collateral tax consequences as discussed below.

Distributions of ordinary income and capital gains.  Any gain or loss from the sale or other disposition of a tax-exempt security generally is treated as either long-term or short-term capital gain or loss, depending upon its holding period, and is fully taxable. However, gain recognized from the sale or other disposition of a tax-exempt security purchased after April 30, 1993, will be treated as ordinary income to the extent of the accrued market discount on such security. Distributions by a Fund of ordinary income and capital gains will be taxable to shareholders as discussed under “Taxation of Fund Distributions.”

Alternative minimum tax—private activity bonds.  AMT is imposed in addition to, but only to the extent it exceeds, the regular tax and is computed at a maximum rate of 28% for non-corporate taxpayers and 20% for corporate taxpayers (if applicable, as discussed above) on the excess of the taxpayer’s alternative minimum taxable income (“AMTI”) over an exemption amount. Exempt-interest dividends derived from certain “private activity” municipal securities issued after August 7, 1986, generally will constitute an item of tax preference includable in AMTI for both corporate and non-corporate taxpayers. However, tax-exempt interest on private activity bonds issued in 2009 and 2010 is not an item of tax preference for purposes of the AMT. In addition, exempt-interest dividends derived from all municipal securities regardless of the date of issue must be included in adjusted current earnings that are used in computing an additional corporate preference item includable in AMTI. Certain small corporations are wholly exempt from the AMT. (Under the Tax Cuts and Jobs Act, corporations are no longer subject to the AMT for taxable years of the corporation beginning after December 31, 2017).

Effect on taxation of social security benefits; denial of interest deduction; “substantial users.”  Exempt-interest dividends must be taken into account in computing the portion, if any, of social security or railroad retirement benefits that must be included in an individual shareholder’s gross income subject to federal income tax. Further, a shareholder of a Fund is denied a deduction for interest on indebtedness incurred or continued to purchase or carry shares of the Fund. Moreover, a shareholder who is (or is related to) a “substantial user” of a facility financed by industrial development bonds held by a Fund likely will be subject to tax on dividends paid by the Fund that are derived from interest on such bonds. Receipt of exempt-interest dividends may result in other collateral federal income tax consequences to certain taxpayers, including financial institutions, property and casualty insurance companies and foreign corporations engaged in a trade or business in the United States.

Exemption from state tax.  To the extent that exempt-interest dividends are derived from interest on obligations of a particular state or its political subdivisions or from interest on qualifying U.S. territorial obligations (including qualifying obligations of Puerto Rico, the U.S. Virgin Islands, and Guam), they also may be exempt from that state’s personal income taxes. Most states, however, do not grant tax-free treatment to interest on state and municipal securities of other states.

Failure of a Municipal Security to qualify to pay exempt-interest.  The failure by an issuer of a tax- exempt security to comply with certain legal or contractual requirements relating to a municipal security could cause interest on the municipal security, as well as Fund distributions derived from this interest, to become taxable, perhaps retroactively to the date the municipal security was issued. In such a case, a Fund may be required to report to the IRS and send to shareholders amended Forms 1099 for a prior taxable year in order to report additional taxable income. This in turn could require shareholders to file amended federal and state income tax returns for such prior year to report and pay tax and interest on their pro rata share of the additional amount of taxable income.

California Tax Considerations for Invesco California AMT-Free Municipal Bond ETF.  To the extent that dividends from the Fund are derived from interest on California tax-exempt securities and certain U.S. Government securities, such dividends will also be exempt from California personal income taxes. Under California law, a fund which qualifies as a regulated investment company must have at least 50% of its total assets invested in California state and local government obligations or in certain other obligations which pay interest excludable from income or in a combination of such obligations at the end of each quarter of its taxable year in order to be eligible to pay dividends which will be exempt from California personal income taxes.

The portion of dividends constituting exempt-interest dividends is that portion (i) derived from interest on obligations which would be exempt from California tax if held by an individual, and (ii) reported by the Fund as exempt- interest dividends in statements furnished to its shareholders. However, the total amount of dividends paid by the Fund to all of its shareholders with respect to any taxable year that can be treated as exempt-interest dividends for California tax purposes cannot exceed the difference between (i) the amount of interest received by the Fund during such year on obligations which pay interest excludable from California personal income under California law and (ii) the expenses of the Fund that would be disallowed under California personal income tax law as allocable to tax exempt interest if the Fund were an individual. If the aggregate dividends designated by the Fund as exempt-interest dividends for a taxable year exceed the amount that may be treated as exempt-interest dividends for California tax purposes, only that percentage of each dividend distribution equal to the ratio of aggregate exempt-interest dividends to aggregate dividends so designated will be treated as an exempt-interest dividend for California tax purposes.

Unlike federal law, California law provides that no portion of the exempt-interest dividends will constitute an item of tax preference for California personal alternative minimum tax purposes. Because California law does not impose personal income tax on an individual’s Social Security benefits, the receipt of California exempt-interest dividends will have no effect on an individual’s California personal income tax.

Distributions other than exempt-interest dividends to shareholders are includable in income subject to the California alternative minimum tax. For California personal income tax purposes, distributions of long-term capital gains, if any, are taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held shares of the Fund and regardless of whether the distribution is received in additional shares or in cash. Current California law taxes both long- term and short-term capital gains at rates applicable to ordinary income. In addition, unlike federal law, the shareholders of the Fund will not be subject to tax, or receive a credit for tax paid by the Fund, on undistributed capital gains, if any.

Interest on indebtedness incurred by shareholders or related parties to purchase or carry shares of an investment company paying exempt-interest dividends, such as the Fund, generally will not be deductible by the investor for state personal income tax purposes. In addition, as a result of California’s incorporation of certain provisions of the Internal Revenue Code, a loss realized by a shareholder upon the sale of shares held for six months or less may be disallowed to the extent of any exempt-interest dividends received with respect to such shares. Moreover, any loss realized upon the redemption of shares within six months from the date of purchase of such shares and following receipt of a long-term capital gains distribution will be treated as long-term capital loss to the extent of such long-term capital gains distribution. Finally, any loss realized upon the redemption of shares within 30 days before or after the acquisition of other shares of the Fund may be disallowed under the “wash sale” rules.

The foregoing is an abbreviated and general summary of certain provisions of current California law relating to the taxation of the shareholders of the Fund. These provisions are subject to change by administrative or legislative action, with such changes possibly being retroactive. You are advised to consult with your tax adviser for more detailed information concerning California tax matters.

New York State and City Tax Considerations for Invesco New York AMT-Free Municipal Bond ETF.  To the extent that dividends from the Fund are derived from interest on New York and Puerto Rico tax-exempt securities, such dividends will also be exempt from New York State and City income taxes.

Interest on indebtedness incurred by shareholders to purchase or carry shares of an investment company paying exempt-interest dividends, such as the Fund, may not be deductible for New York State or City personal income tax purposes.

Shareholders who are New York residents will normally be subject to New York State or City income tax on dividends paid from interest income derived from taxable securities and on distributions of net capital gains. For New York State or City income tax purposes, distributions of net long-term capital gains, if any, are taxable to shareholders as long- term capital gains, regardless of how long the shareholder has held the Shares of the Fund and regardless of whether the distribution is received in additional shares or in cash. Distributions from investment income and capital gains, including exempt-interest dividends, may be subject to New York franchise taxes if received by a corporation doing business in New York, to state taxes in states other than New York and to local taxes.

The foregoing is an abbreviated and general summary of certain provisions of current tax laws of New York State and New York City relating to the taxation of shareholders of the Fund. These provisions are subject to change by administrative or legislative action, with such changes possibly being retroactive. You are advised to consult with your tax adviser for more detailed information concerning New York State and New York City.

Sale of Fund Shares.  A sale of Shares is a taxable transaction for federal and state income tax purposes. If you sell your Shares, the IRS requires you to report any gain or loss on your sale. If you held your Shares as a capital asset, the gain or loss that you realize will be a capital gain or loss and will be long-term or short-term, generally depending on how long you have held your Shares. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

Taxes on Purchase and Redemption of Creation Units.  An AP who exchanges equity securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of purchase (plus any cash received by the AP as part of the issue) and the AP’s aggregate basis in the securities surrendered (plus any cash paid by the AP as part of the issue). An AP that exchanges Creation Units for equity securities generally will recognize a gain or loss equal to the difference between the AP’s basis in the Creation Units (plus any cash paid by the AP as part of the redemption) and the aggregate market value of the securities received (plus any cash received by the AP as part of the redemption). The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might be deductible.

Under current federal tax laws, any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as a short-term capital gain or loss if the Shares have been held for one year or less, assuming that such Creation Units are held as a capital asset.

If a Fund redeems Creation Units in cash, it may recognize more capital gains than it will if it redeems Creation Units in-kind.

Tax Basis Information.  A shareholder’s cost basis information will be provided on the sale of any of the shareholder’s Shares, subject to certain exceptions for exempt recipients. Please contact the broker (or other nominee) that holds your Shares with respect to reporting of cost basis and available elections for your account.

Wash Sales.  All or a portion of any loss that you realize on a sale of your Shares in a Fund will be disallowed to the extent that you buy other Shares in such Fund (through reinvestment of dividends or otherwise) within 30 days before or after your Share sale. Any loss disallowed under these rules will be added to your tax basis in the new Shares.

Sales at a Loss Within Six Months of Purchase.  Any loss incurred on a sale of Shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributed to you by the Fund on those Shares.

Reportable transactions.  Under Treasury regulations, if a shareholder recognizes a loss with respect to Shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Tax Treatment of Portfolio Transactions.  Set forth below is a general description of the tax treatment of certain types of securities, investment techniques and transactions that may apply to a Fund. This section should be read in conjunction with the discussion above under “Investment Strategies and Restrictions” and “Investment Policies and Risks” for a detailed description of the various types of securities and investment techniques that apply to the Funds.

In general.  In general, gain or loss recognized by a Fund on the sale or other disposition of portfolio investments will be a capital gain or loss. Such capital gain and loss may be long-term or short-term depending, in general, upon the length of time a particular investment position is maintained and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules described below may serve to alter the manner in which the holding period for a security is determined or may otherwise affect the characterization as long-term or short-term, and also the timing of the realization and/or character, of certain gains or losses.

Certain fixed-income investments.  Gain recognized on the disposition of a debt obligation purchased by a Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount that accrued during the period of time the fund held the debt obligation unless the Fund made a current inclusion election to accrue market discount into income as it accrues. If a Fund purchases a debt obligation (such as a zero coupon security or pay-in-kind security) that was originally issued at a discount, the Fund generally is required to include in gross income each year the portion of the original issue discount that accrues during such year. Therefore, a Fund’s investment in such securities may cause the Fund to recognize income and make distributions to shareholders before it receives any cash payments on the securities. To generate cash to satisfy those distribution requirements, a Fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of Shares.

Investments in debt obligations that are at risk of or in default present tax issues for a Fund.  Tax rules are not entirely clear about issues such as whether and to what extent a Fund should recognize market discount on a debt obligation, when a Fund may cease to accrue interest, original issue discount or market discount, when and to what extent a Fund may take deductions for bad debts or worthless securities and how a Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by a Fund in order to ensure that it distributes sufficient income to preserve its status as a RIC.

Options, futures, forward contracts, swap agreements and hedging transactions.  In general, option premiums received by a Fund are not immediately included in the income of the Fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option (e.g., through a closing transaction). If an option written by a Fund is exercised and the Fund sells or delivers the underlying stock, the Fund generally will recognize capital gain or loss equal to (a) the sum of the strike price and the option premium received by the Fund minus (b) the Fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received from its cost basis in the securities purchased. The gain or loss with respect to any termination of a Fund’s obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock generally will be short-term gain or loss depending on whether the premium income received by the Fund is greater or less than the amount paid by the Fund (if any) in terminating the transaction. Thus, for example, if an option written by a Fund expires unexercised, the Fund generally will recognize short-term gain equal to the premium received.

The tax treatment of certain futures contracts entered into by a Fund, as well as listed non-equity options written or purchased by the Fund on U.S. exchanges (including options on futures contracts, broad-based equity indices and debt securities), may be governed by section 1256 of the Code (section 1256 contracts). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (60/40), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, any section 1256 contracts held by a Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked-to-market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable. Section 1256 contracts do not include any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement.

In addition to the special rules described above in respect of options and futures transactions, a Fund’s transactions in other derivative instruments (including options, forward contracts and swap agreements) as well as its other hedging, short sale, or similar transactions, may be subject to one or more special tax rules (including the constructive sale, notional principal contract, straddle, wash sale and short sale rules). These rules may affect whether gains and losses recognized by a Fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the Fund, defer losses to the Fund, and cause adjustments in the holding periods of the Fund’s securities. These rules, therefore, could affect the amount, timing and/or character of distributions to shareholders. Moreover, because the tax rules applicable to derivative financial instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a Fund has made sufficient distributions and otherwise satisfied the relevant requirements to maintain its qualification as a RIC and avoid a fund-level tax.

Certain of a Fund’s investments in derivatives and foreign currency-denominated instruments, and the Fund’s transactions in foreign currencies and hedging activities, may produce a difference between its book income and its taxable income. If a Fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the Fund could be required to make distributions exceeding book income to qualify as a RIC. If a Fund’s book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution of any such excess will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including current earnings and profits arising from tax-exempt income, reduced by related deductions), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.

Foreign currency transactions.  A Fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. This treatment could increase or decrease a Fund’s ordinary income distributions to you, and may cause some or all of the Fund’s previously distributed income to be classified as a return of capital. In certain cases, a fund may make an election to treat such gain or loss as capital.

PFIC investments.  A Fund may invest in securities of foreign companies that may be classified under the Code as PFICs. In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. When investing in PFIC securities, a Fund intends to mark-to-market these securities under certain provisions of the Code and recognize any unrealized gains as ordinary income at the end of the Fund’s fiscal and excise tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that a Fund is required to distribute, even though it has not sold or received dividends from these securities. You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will not qualify for the reduced rate of taxation on qualified dividends when distributed to you by a Fund. Foreign companies are not required to identify themselves as PFICs. Due to various complexities in identifying PFICs, a Fund can give no assurances that it will be able to identify portfolio securities in foreign corporations that are PFICs in time for the Fund to make a mark-to-market election. If a Fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the Fund may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on a Fund in respect of deferred taxes arising from such distributions or gains.

Investments in non-U.S. REITs.  While non-U.S. REITs often use complex acquisition structures that seek to minimize taxation in the source country, an investment by a Fund in a non-U.S. REIT may subject the Fund, directly or indirectly, to corporate taxes, withholding taxes, transfer taxes and other indirect taxes in the country in which the real estate acquired by the non-U.S. REIT is located. The fund’s pro rata share of any such taxes will reduce the Fund’s return on its investment. A fund’s investment in a non-U.S. REIT may be considered an investment in a PFIC, as discussed above in “Tax Treatment of Portfolio Transactions—PFIC investments.” Additionally, foreign withholding taxes on distributions from the non-U.S. REIT may be reduced or eliminated under certain tax treaties, as discussed above in “Taxation of the Funds—Foreign income tax.” Also, a Fund in certain limited circumstances may be required to file an income tax return in the source country and pay tax on any gain realized from its investment in the non-U.S. REIT under rules similar to those in the United States which tax foreign persons on gain realized from dispositions of interests in U.S. real estate.

Investments in U.S. REITs.  A U.S. REIT is not subject to federal income tax on the income and gains it distributes to shareholders. Dividends paid by a U.S. REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the U.S. REIT’s current and accumulated earnings and profits. Capital gain dividends paid by a U.S. REIT to a Fund will be treated as long-term capital gains by the Fund and, in turn, may be distributed by the Fund to its shareholders as a capital gain distribution. Because of certain noncash expenses, such as property depreciation, an equity U.S. REIT’s cash flow may exceed its taxable income. The equity U.S. REIT, and in turn a Fund, may distribute this excess cash to shareholders in the form of a return of capital distribution. However, if a U.S. REIT is operated in a manner that fails to qualify as a REIT, an investment in the U.S. REIT would become subject to double taxation, meaning the taxable income of the U.S. REIT would be subject to federal income tax at the applicable corporate income tax rate without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the U.S. REIT’s current and accumulated earnings and profits. Also, see “Tax Treatment of Portfolio Transactions—Investment in taxable mortgage pools (excess inclusion income)” and “Foreign Shareholders—U.S. withholding tax at the source” with respect to certain other tax aspects of investing in U.S. REITs.

Investment in taxable mortgage pools (excess inclusion income).  Under a Notice issued by the IRS, the Code and Treasury regulations to be issued, a portion of a Fund’s income from a U.S. REIT that is attributable to the REIT’s residual interest in a real estate mortgage investment conduit (“REMIC”) or equity interests in a “taxable mortgage pool” (referred to in the Code as an excess inclusion) will be subject to federal income tax in all events. The excess inclusion income of a RIC will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or, if applicable, taxable mortgage pool directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including qualified pension plans, individual retirement accounts, 401(k) plans, Keogh plans or other tax-exempt entities) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign stockholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (which generally includes certain cooperatives, governmental entities, and tax-exempt organizations not subject to UBTI) is a record holder of a share in a RIC, then the RIC will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the applicable corporate income tax rate. The Notice imposes certain reporting requirements upon regulated investment companies that have excess inclusion income. There can be no assurance that a Fund will not allocate to shareholders excess inclusion income.

These rules are potentially applicable to each Fund with respect to any income it receives from the equity interests of certain mortgage pooling vehicles, either directly or, as is more likely, through an investment in a U.S. REIT. It is unlikely that these rules will apply to a Fund that has a non-REIT strategy.

Investments in partnerships and QPTPs.  For purposes of the Income Requirement, income derived by a Fund from a partnership that is not a QPTP will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the Fund. While the rules are not entirely clear with respect to a fund investing in a partnership outside a master-feeder structure, for purposes of testing whether a Fund satisfies the Asset Diversification Test, the Fund generally is treated as owning a pro rata share of the underlying assets of a partnership. See “Taxation of the Fund—Qualification as a RIC.” In contrast, different rules apply to a partnership that is a QPTP. A QPTP is a partnership (a) the interests in which are traded on an established securities market, (b) that is treated as a partnership for federal income tax purposes, and (c) that derives less than 90% of its income from sources that satisfy the Income Requirement (e.g., because it invests in commodities). All of the net income derived by a Fund from an interest in a QPTP will be treated as qualifying income, but the Fund may not invest more than 25% of its total assets in one or more QPTPs. However, there can be no assurance that a partnership classified as a QPTP in one year will qualify as a QPTP in the next year. Any such failure to annually qualify as a QPTP might, in turn, cause a Fund to fail to qualify as a RIC. Although, in general, the passive loss rules of the Code do not apply to RICs, such rules do apply to a Fund with respect to items attributable to an interest in a QPTP. Fund investments in partnerships, including in QPTPs, may result in the Fund being subject to state, local or foreign income, franchise or withholding tax liabilities.

If an MLP is treated as a partnership for U.S. federal income tax purposes (whether or not a QPTP), all or portion of the dividends received by a fund from the MLP likely will be treated as a return of capital for U.S. federal income tax purposes because of accelerated deductions available with respect to the activities of such MLPs. Further, because of these accelerated deductions, on the disposition of interests in such an MLP, a fund likely will realize taxable income in excess of economic gain with respect to those MLP interests (or if the fund does not dispose of the MLP, the fund could realize taxable income in excess of cash flow with respect to the MLP in a later period), and the fund must take such income into account in determining whether the fund has satisfied its Distribution Requirement. A fund may have to borrow or liquidate securities to satisfy its Distribution Requirement and to meet its redemption requests, even though investment considerations might otherwise make it undesirable for the fund to sell securities or borrow money at such time. In addition, any gain recognized, either upon the sale of a fund’s MLP interest or sale by the MLP of property held by it, including in excess of economic gain thereon, treated as so-called “recapture income,” will be treated as ordinary income. Therefore, to the extent a fund invests in MLPs, fund shareholders might receive greater amounts of distributions from the fund taxable as ordinary income than they otherwise would in the absence of such MLP investments.

Although MLPs are generally expected to be treated as partnerships for U.S. federal income tax purposes, some MLPs may be treated as PFICs or “regular” corporations for U.S. federal income tax purposes. The treatment of particular MLPs for U.S. federal income tax purposes will affect the extent to which a fund can invest in MLPs and will impact the amount, character, and timing of income recognized by the Fund.

Securities lending.  While securities are loaned out by a fund, the fund generally will receive from the borrower amounts equal to any dividends or interest paid on the borrowed securities. For federal income tax purposes, payments made “in lieu of” dividends are not considered dividend income. These distributions will neither qualify for the reduced rate of taxation for individuals on qualified dividends nor the 50% dividends-received deduction for corporations. Also, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders.

Investments in convertible securities.  Convertible debt is ordinarily treated as a “single property” consisting of a pure debt interest until conversion, after which the investment becomes an equity interest. If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the bond. If the security is issued for cash at a price below its face amount, the creditor-holder must accrue original issue discount in income over the life of the debt. The creditor-holder’s exercise of the conversion privilege is treated as a nontaxable event. Mandatorily convertible debt (e.g., an exchange-traded note or ETN issued in the form of an unsecured obligation that pays a return based on the performance of a specified market index, exchange currency, or commodity) is often, but not always, treated as a contract to buy or sell the reference property rather than debt. Similarly, convertible preferred stock with a mandatory conversion feature is ordinarily, but not always, treated as equity rather than debt. Dividends received generally are qualified dividend income and eligible for the corporate dividends-received deduction. In general, conversion of preferred stock for common stock of the same corporation is tax-free. Conversion of preferred stock for cash is a taxable redemption. Any redemption premium for preferred stock that is redeemable by the issuing company might be required to be amortized under original issue discount principles. A change in the conversion ratio or conversion price of a convertible security on account of a dividend paid to the issuer’s other shareholders may result in a deemed distribution of stock to the holders of the convertible security equal to the value of their increased interest in the equity of the issuer. Thus, an increase in the conversion ratio of a convertible security can be treated as a taxable distribution of stock to a holder of the convertible security (without a corresponding receipt of cash by the holder) before the holder has converted the security.

Tax Certification and Backup Withholding.  Tax certification and backup withholding tax laws may require that you certify your tax information when you become an investor in a Fund. For U.S. citizens and resident aliens, this certification is made on IRS Form W-9. Under these laws, a Fund must withhold a portion of your taxable distributions and sales proceeds unless you:

•	provide your correct Social Security or taxpayer identification number;

•	certify that this number is correct;

•	certify that you are not subject to backup withholding; and

•	certify that you are a U.S. person (including a U.S. resident alien).

Withholding also is imposed if the IRS requires it. When withholding is required, the amount will be 24% of any distributions or proceeds paid. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS. Certain payees and payments are exempt from backup withholding and information reporting.

Non-U.S. investors have special U.S. tax certification requirements. See “Foreign Shareholders—Tax certification and backup withholding.”

Foreign Shareholders.  Shareholders who, as to the United States, are nonresident alien individuals, foreign trusts or estates, foreign corporations, or foreign partnerships (foreign shareholder), may be subject to U.S. withholding and estate tax and are subject to special U.S. tax certification requirements.

Taxation of a foreign shareholder depends on whether the income from a Fund is “effectively connected” with a U.S. trade or business carried on by such shareholder.

U.S. withholding tax at the source.  If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, distributions to such shareholder will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the distribution, subject to certain exemptions including those for dividends reported as:

•	exempt-interest dividends paid by the Fund from its net interest income earned on municipal securities;

•

capital gain dividends paid by the Fund from its net long-term capital gains (other than those from disposition of a U.S. real property interest), unless you are a nonresident alien present in the United States for a period or periods aggregating 183 days or more during the calendar year; and

•	interest-related dividends paid by the Fund from its qualified net interest income from U.S. sources and short-term capital gain dividends.

A Fund may report interest-related dividends or short-term capital gain dividends, but reserves the right not to do so. Additionally, a Fund’s reporting of interest-related dividends or short-term capital gain dividends may not be passed through to shareholders by intermediaries who have assumed tax reporting responsibilities for this income in managed or omnibus accounts due to systems limitations or operational constraints. Moreover, notwithstanding such exemptions from U.S. withholding at the source, any dividends and distributions of income and capital gains, including the proceeds from the sale of your Shares, will be subject to backup withholding at a rate of 24% if you fail to properly certify that you are not a U.S. person.

Foreign shareholders may be subject to U.S. withholding tax at a rate of 30% on the income resulting from an election to pass-through foreign tax credits to shareholders, but may not be able to claim a credit or deduction with respect to the withholding tax for the foreign tax treated as having been paid by them.

Amounts reported as capital gain dividends (a) that are attributable to certain capital gain dividends received from a qualified investment entity (“QIE”) (generally defined as either (i) a U.S. REIT or (ii) a RIC classified as a “U.S. real property holding corporation” or which would be if the exceptions for holding 5% or less of a class of publicly traded shares or an interest in a domestically controlled QIE did not apply), or (b) that are realized by a Fund on the sale of a “U.S. real property interest” (including gain realized on the sale of shares in a QIE other than one that is domestically controlled), will not be exempt from U.S. federal income tax and may be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) if the Fund by reason of having a REIT strategy is classified as a QIE. If a Fund is so classified, foreign shareholders owning more than 5% of the Fund’s shares may be treated as realizing gain from the disposition of a U.S. real property interest, causing Fund distributions to be subject to U.S. withholding tax at the applicable corporate income tax rate, and requiring the filing of a nonresident U.S. income tax return. In addition, if a Fund is classified as a QIE, anti-avoidance rules apply to certain wash sale transactions. Namely, if a Fund is a domestically-controlled QIE and a foreign shareholder disposes of the Fund’s shares prior to the Fund paying a distribution attributable to the disposition of a U.S. real property interest and the foreign shareholder later acquires an identical stock interest in a wash sale transaction, the foreign shareholder may still be required to pay U.S. tax on the Fund’s distribution. Also, the sale of shares of a Fund, if classified as a “U.S. real property holding corporation,” could also be considered a sale of a U.S. real property interest with any resulting gain from such sale being subject to U.S. tax as income “effectively connected with a U.S. trade or business.”

Income effectively connected with a U.S. trade or business.  If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale of Shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations and require the filing of a nonresident U.S. income tax return.

Tax certification and backup withholding.  Foreign shareholders may have special U.S. tax certification requirements to avoid backup withholding (at a rate of 24%) and, if applicable, to obtain the benefit of any income tax treaty between the foreign shareholder’s country of residence and the United States. To claim these tax benefits, the foreign shareholder must provide a properly completed Form W-8BEN (or other Form W-8, where applicable, or their substitute forms) to establish his or her status as a non-U.S. investor, to claim beneficial ownership over the assets in the account, and to claim, if applicable, a reduced rate of or exemption from withholding tax under the applicable treaty. A Form W-8BEN provided without a U.S. taxpayer identification number remains in effect for a period of three years beginning on the date that it is signed and ending on the last day of the third succeeding calendar year unless an earlier change of circumstances makes the information given on the form incorrect, and the shareholder must then provide a new W-8BEN to avoid the prospective application of backup withholding. Forms W-8BEN with U.S. taxpayer identification numbers remain valid indefinitely, or until the investor has a change of circumstances that renders the form incorrect and necessitates a new form and tax certification. Certain payees and payments are exempt from backup withholding.

Foreign Account Tax Compliance Act (FATCA).  Under FATCA, a 30% withholding tax is imposed on income dividends made by a Fund to certain foreign entities, referred to as foreign financial institutions (“FFI”) or non-financial foreign entities (“NFFE “). After December 31, 2018, FATCA withholding also would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Shares; however, based on proposed regulations recently issued by the IRS on which the Fund may rely, such withholding is no longer required unless final regulations provide otherwise (which is not expected). The FATCA withholding tax generally can be avoided: (a) by an FFI, if it reports certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI and (b) by an NFFE, if it: (i) certifies that it has no substantial U.S. persons as owners or (ii) if it does have such owners, reporting information relating to them. The U.S. Treasury has negotiated intergovernmental agreements (IGAs) with certain countries and is in various stages of negotiations with a number of other foreign countries with respect to one or more alternative approaches to implement FATCA.

An FFI can avoid FATCA withholding if it is deemed compliant or by becoming a “participating FFI,” which requires the FFI to enter into a U.S. tax compliance agreement with the IRS under section 1471(b) of the Code (FFI agreement) under which it agrees to verify, report and disclose certain of its U.S. accountholders and meet certain other specified requirements.

The FFI will either report the specified information about the U.S. accounts to the IRS, or, to the government of the FFI’s country of residence (pursuant to the terms and conditions of applicable law and an applicable IGA entered into between the U.S. and the FFI’s country of residence), which will, in turn, report the specified information to the IRS. An FFI that is resident in a country that has entered into an IGA with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the FFI shareholder and the applicable foreign government comply with the terms of such agreement.

An NFFE that is the beneficial owner of a payment from the Fund can avoid the FATCA withholding tax generally by certifying that it does not have any substantial U.S. owners or by providing the name, address and taxpayer identification number of each substantial U.S. owner. The NFFE will report the information to the applicable withholding agent, which will, in turn, report the information to the IRS.

Such foreign shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by U.S. Treasury regulations, IGAs, and other guidance regarding FATCA. An FFI or NFFE that invests in the Fund will need to provide documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding. Non-U.S. investors should consult their own tax advisors regarding the impact of these requirements on their investment in the Fund. The requirements imposed by FATCA are different from, and in addition to, the U.S. tax certification rules to avoid backup withholding described above. Shareholders are urged to consult their tax advisors regarding the application of these requirements to their own situation.

U.S. estate tax.  Transfers by gift of Shares of a Fund by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax. An individual who, at the time of death, is a foreign shareholder will nevertheless be subject to U.S. federal estate tax with respect to Shares at the graduated rates applicable to U.S. citizens and residents, unless a treaty exemption applies. If a treaty exemption is available, a decedent’s estate may nonetheless need to file a U.S. estate tax return to claim the exemption in order to obtain a U.S. federal transfer certificate. The transfer certificate will identify the property (i.e., Shares) as to which the U.S. federal estate tax lien has been released. In the absence of a treaty, there is a $13,000 statutory estate tax credit (equivalent to an estate with assets of $60,000).

Local Tax Considerations.  Rules of state and local taxation of ordinary income, qualified dividend income and capital gain dividends may differ from the rules for U.S. federal income taxation described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation.

* * * * *

FEDERAL TAX TREATMENT OF FUTURES AND OPTIONS CONTRACTS

Some futures contracts, foreign currency contracts traded in the interbank market, and “nonequity” options (i.e., certain listed options, such as those on a “broad-based” securities index)—except any “securities futures contract” that is not a “dealer securities futures contract” (both as defined in the Internal Revenue Code) and any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement—in which a Fund invests may be subject to Internal Revenue Code section 1256 (collectively, “Section 1256 contracts”). Any Section 1256 contracts that a Fund holds at the end of its taxable year (and generally for purposes of the Excise Tax, on October 31 of each year) must be “marked to market” (that is, treated as having been sold at that time for their fair market value) for federal tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of Section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss; however, certain foreign currency gains or losses arising from Section 1256 contracts will be treated as ordinary income or loss. These rules may operate to increase the amount that a Fund must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain, which will be includible in its investment company taxable income and thus taxable to its shareholders as ordinary income when distributed to them), and to increase the net capital gain that the Fund recognizes, even though the Fund may not have closed the transactions and received cash to pay the distributions. A Fund may elect not to have the foregoing rules apply to any “mixed straddle” (that is, a straddle, which the Fund clearly identifies in accordance with applicable regulations, at least one (but not all) of the positions of which are Section 1256 contracts), although doing so may have the effect of increasing the relative proportion of short-term capital gain (distributions of which are taxable to its shareholders as ordinary income) and thus increasing the amount of dividends it must distribute.

Offsetting positions that a Fund enters into or holds in any actively traded security, option, futures, or forward contract may constitute a “straddle” for federal income tax purposes. Straddles are subject to certain rules that may affect the amount, character, and timing of recognition of a Fund’s gains and losses with respect to positions of the straddle by requiring, among other things, that (1) loss realized on disposition of one position of a straddle be deferred to the extent of any unrealized gain in an offsetting position until the latter position is disposed of, (2) the Fund’s holding period for certain straddle positions not begin until the straddle is terminated (possibly resulting in gain being treated as short-term rather than long-term capital gain), and (3) losses recognized with respect to certain straddle positions, that otherwise would constitute short-term capital losses, be treated as long-term capital losses. Applicable regulations also provide certain “wash sale” rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and “short sale” rules applicable to straddles. Different elections are available to the Fund, which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles.

DETERMINATION OF NAV

The following information should be read in conjunction with the section in the Prospectus entitled “Net Asset Value.” Additional information regarding the current NAV per share of each Fund can be found at www.invesco.com/ETFs.

The Custodian calculates and determines the NAV per Share as of the close of the regular trading session of the NYSE (normally 4:00 p.m., Eastern time), and also calculates Invesco Treasury Collateral ETF’s NAV at 12:00 p.m. Eastern time, on each day that such exchange is open. NAV is calculated by deducting all of a Fund’s liabilities from the total value of its assets and dividing the result by the number of Shares outstanding, rounding to the nearest cent. All valuations are subject to review by the Board or its delegate. In determining NAV, expenses are accrued and applied daily, and securities and other assets for which market quotations are available are valued at market value. Securities listed or traded on an exchange generally are valued at the last sales price or official closing price of the exchange where the security primarily is traded. Debt and securities not listed on an exchange normally are valued on the basis of prices provided by independent pricing services. Pricing services generally value debt securities assuming orderly transactions of institutional round lot size, but a Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. The Adviser may use various pricing services or discontinue the use of any pricing service at any time. If a security’s market price is not readily available, the security will be valued in accordance with the Trust’s valuation policies and procedures approved by the Board.

Even when market quotations are available for portfolio securities, they may be stale or unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the NYSE and when a Fund calculates its NAV. Events that may cause the last market quotation to be unreliable include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where the Adviser determines that the closing price of the security is unreliable, the security will be valued at fair value as determined in good faith following procedures approved by the Board. Fair value pricing involves subjective judgments, and it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of that security. With respect to securities that primarily are listed on foreign exchanges, the value of a Fund’s portfolio securities may change on days when you will not be able to purchase or sell your Shares.

Intraday Indicative Value.  The trading prices of the Shares in the secondary market generally differ from a Fund’s daily NAV and are affected by market forces such as the supply of and demand for Shares and underlying securities held by the Fund, economic conditions and other factors. Information regarding the IIV of the Shares is disseminated every 15 seconds throughout each trading day by the Exchange or by market data vendors or other information providers. However, the IIV should not be viewed as a “real-time” update of a Fund’s NAV. The IIV is based on the current market value of the published basket of portfolio securities and/or cash required to be deposited in exchange for a Creation Unit and does not necessarily reflect the precise composition of a Fund’s actual portfolio at a particular point in time. Moreover, the IIV is generally determined by using current market quotations and/or price quotations obtained from broker-dealers and other market intermediaries and valuations based on current market rates. The IIV may not be calculated in the same manner as the NAV, which (i) is computed only once a day, (ii) unlike the calculation of the IIV, takes into account Funds’ expenses, and (iii) may be subject, in accordance with the requirements of the 1940 Act, to fair valuation at different prices than those used in the calculations of the IIV. Therefore, the IIV may not reflect the best possible valuation of a Fund’s current portfolio. Additionally, the quotations and/or valuations of certain of the Funds’ holdings may not be updated during U.S. trading hours if such holdings do not trade in the United States, which could affect premiums and discounts between the IIV and the market price of the Shares. The Funds, the Adviser and their affiliates are not involved in, or responsible for, any aspect of the calculation or dissemination of the IIV, and the Funds, the Adviser and their affiliates do not make any warranty as to the accuracy of these calculations.

DIVIDENDS AND OTHER DISTRIBUTIONS

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Dividends, Distributions and Taxes.”

General Policies.  Ordinarily, dividends from net investment income, if any, are declared and paid quarterly by Invesco DWA SmallCap Momentum ETF, Invesco DWA Tactical Sector Rotation ETF, Invesco KBW Bank ETF, Invesco KBW Property & Casualty Insurance ETF, Invesco KBW Regional Banking ETF, Invesco PureBetaSM MSCI USA ETF, Invesco PureBetaSM MSCI USA Small Cap ETF, Invesco Russell 1000 Enhanced Equal Weight ETF, Invesco Russell 1000 Equal Weight ETF, Invesco Russell 1000 Low Beta Equal Weight ETF, Invesco S&P 500 Enhanced Value ETF, Invesco S&P 500 Minimum Variance ETF, Invesco S&P 500 Momentum ETF, Invesco S&P 500® High Beta ETF, Invesco S&P 500® Low Volatility ETF, Invesco S&P High Income Infrastructure ETF, Invesco S&P MidCap Low Volatility ETF, Invesco S&P SmallCap Consumer Discretionary ETF, Invesco S&P SmallCap Consumer Staples ETF, Invesco S&P SmallCap Energy ETF, Invesco S&P SmallCap Financials ETF, Invesco S&P SmallCap Health Care ETF, Invesco S&P SmallCap Industrials ETF, Invesco S&P SmallCap Information Technology ETF, Invesco S&P SmallCap Low Volatility ETF, Invesco S&P SmallCap Materials ETF, Invesco S&P SmallCap Quality ETF, Invesco S&P SmallCap Utilities & Communication Services ETF and Invesco Shipping ETF.

Ordinarily, dividends from net investment income, if any, are declared and paid monthly by Invesco 1-30 Laddered Treasury ETF, Invesco California AMT-Free Municipal Bond ETF, Invesco CEF Income Composite ETF, Invesco DWA Tactical Multi-Asset Income ETF, Invesco Fundamental High Yield® Corporate Bond ETF, Invesco Fundamental Investment Grade Corporate Bond ETF, Invesco KBW High Dividend Yield Financial ETF, Invesco KBW Premium Yield Equity REIT ETF, Invesco LadderRite 0-5 Year Corporate Bond ETF, Invesco National AMT-Free Municipal Bond ETF, Invesco New York AMT-Free Municipal Bond ETF, Invesco Preferred ETF, Invesco PureBetaSM US Aggregate Bond ETF, Invesco S&P 500® ex-Rate Sensitive Low Volatility ETF, Invesco S&P 500® High Dividend Low Volatility ETF, Invesco S&P SmallCap High Dividend Low Volatility ETF, Invesco Senior Loan ETF, Invesco Taxable Municipal Bond ETF, Invesco Treasury Collateral ETF, Invesco Variable Rate Preferred ETF and Invesco VRDO Tax-Free Weekly ETF.

Ordinarily, dividends from net investment income, if any, are declared and paid annually by Invesco Solar ETF.

Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of each Fund as a RIC or to avoid imposition of income or excise taxes on undistributed income.

Dividends and other distributions on Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of the Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from each Fund.

Dividend Reinvestment Service.  No reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the Fund for reinvestment of their dividend distributions. Beneficial Owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require Beneficial Owners to adhere to specific procedures and timetables.

MISCELLANEOUS INFORMATION

Counsel.  Stradley Ronon Stevens & Young, LLP, 191 North Wacker Drive, Suite 1601, Chicago, Illinois 60606 and 1250 Connecticut Avenue, N.W., Suite 500, Washington, D.C. 20036, serves as legal counsel to the Trust.

Independent Registered Public Accounting Firm.  PricewaterhouseCoopers LLP (“PwC”), One North Wacker Drive, Chicago, Illinois 60606, serves as the Funds’ independent registered public accounting firm. PwC audits the Funds’ financial statements and performs other related audit services. In connection with the audit of the 2018 financial statements, the Funds entered into an engagement letter with PwC. The terms of the engagement letter required by PwC, and agreed to by the Audit Committee of the Board of the Trust (the “Audit Committee”), include a provision mandating the use of mediation and arbitration to resolve any controversy or claim between the parties arising out of or relating to the engagement letter or the services provided thereunder. Ernst & Young LLP, located at 1775 Tysons Boulevard, Tysons, VA 22102, served as the independent registered public accounting firm for the Predecessor Funds for the years prior to the fiscal year ended May  31, 2018.

FINANCIAL STATEMENTS

The audited financial statements, including the financial highlights appearing in the Trust’s Annual Report to shareholders with respect to the Funds for the fiscal year ended August 31, 2018 and filed electronically with the SEC, are incorporated by reference and made part of this SAI. Further, the audited financial statements, including the financial highlights, appearing in the annual reports to shareholders for the Predecessor Funds for the fiscal year ended May 31, 2017 or August 31, 2017, as applicable, and filed electronically with the SEC are incorporated by reference in this SAI. You may request a copy of the Trust’s Annual Report at no charge by calling 800.983.0903 during normal business hours.

PwC informed the Audit Committee of the Board that it has identified an issue related to its independence under Rule 2-01(c)(1)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”). The Loan Rule prohibits accounting firms, such as PwC, from being deemed independent if they have certain financial relationships with their audit clients or certain affiliates of those clients. The Registrant is required under various securities laws to have its financial statements audited by an independent accounting firm.

The Loan Rule specifically provides that an accounting firm would not be independent if it receives, or certain of its affiliates or covered persons receive, a loan from a lender that is a record or beneficial owner of more than ten percent of an audit client’s equity securities (referred to as a “more than ten percent owner”). For purposes of the Loan Rule, audit clients include the Registrant as well as all registered investment companies advised by the Adviser and its affiliates, including other subsidiaries of the Adviser’s parent company, Invesco Ltd. (collectively, the “Invesco Fund Complex”). PwC informed the Audit Committee that it has, and that certain of its affiliates or covered persons have, relationships with lenders who hold, as record owner, more than ten percent of the shares of certain funds within the Invesco Fund Complex. These relationships call into question PwC’s independence under the Loan Rule with respect to those funds, as well as all other funds in the Invesco Fund Complex, which may implicate the Loan Rule.

On June 20, 2016, the SEC Staff issued a “no-action” letter to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter) related to the audit independence issue described above. In that letter, the SEC confirmed that it would not recommend enforcement action against a fund that relied on audit services performed by an audit firm that was not in compliance with the Loan Rule in certain specified circumstances. On May 2, 2018, the SEC proposed amendments to the Loan Rule that, if adopted as proposed, would address many of the issues that led to issuance of the no-action letter.

In an August 18, 2016 letter, and in subsequent communications, PwC affirmed to the Audit Committee that, as of the date of the letter and the subsequent communications, respectively, PwC is an independent accountant with respect to the Registrant, within the meaning of PCAOB Rule 3520. In its letter and in its subsequent communications, PwC also informed the Audit Committee that, after evaluating the facts and circumstances and the applicable independence rules, PwC has concluded that with regard to its compliance with the independence criteria set forth in the rules and regulations of the SEC related to the Loan Rule, it believes that it remains objective and impartial despite matters that may ultimately be determined to be inconsistent with these criteria and therefore it can continue to serve as the Registrant’s registered public accounting firm. PwC has advised the Audit Committee that this conclusion is based in part on the following considerations: (1) the lenders to PwC have no influence over any fund, or other entity within the Invesco Fund Complex, or its investment adviser; (2) none of the officers or trustees of the Invesco Fund Complex whose shares are owned by PwC lenders are associated with those lenders; (3) PwC understands that the shares held by PwC lenders are held for the benefit of and on behalf of its policy owners/end investors; (4) investments in funds such as the Invesco Fund Complex funds are passive; (5) the PwC lenders are part of various syndicates of unrelated lenders; (6) there have been no changes to the loans in question since the origination of each respective note; (7) the debts are in good standing and no lender has the right to take action against PwC, as borrower, in connection with the financings; (8) the debt balances with each lender are immaterial to PwC and to each lender; and (9) the PwC audit engagement team has no involvement in PwC’s treasury function and PwC’s treasury function has no oversight of or ability to influence the PwC audit engagement team. In addition, PwC has communicated that the lending relationships appear to be consistent with the lending relationships described in the no-action letter and that they are not aware of other relationships that would be implicated by the Loan Rule. In addition to relying on PwC’s August 18, 2016 letter and subsequent communications regarding its independence, the Registrant intends to rely upon the no-action letter.

If in the future the independence of PwC is called into question under the Loan Rule by circumstances that are not addressed in the SEC’s no-action letter, the Registrant may need to take other action in order for the Registrant’s filings with the SEC containing financial statements to be deemed compliant with applicable securities laws. Such additional actions could result in additional costs, impair the ability of the Registrant to issue new shares or have other material adverse effects on the Registrant. The SEC no-action relief was initially set to expire 18 months from issuance, but has been extended by the SEC without an expiration date, except that the no-action letter will be withdrawn upon the effectiveness of any amendments to the Loan Rule designed to address the concerns expressed in the letter.

APPENDIX A

PROXY VOTING GUIDELINES

Applicable to	All funds advised by Invesco Capital Management LLC (“ICM” or the “Adviser”) for which it has been delegated proxy voting authority.

Risk Addressed by Policy	Breach of fiduciary duty to clients under the Investment Advisers Act of 1940 by placing Invesco’s interests ahead of clients’ best interests in voting proxies

Relevant Law and Other Sources	Investment Advisers Act of 1940

Effective Date	June 24, 2014

Last Amended Date	January 7, 2019

I.	GENERAL POLICY

ICM has adopted proxy voting policies with respect to securities owned by series for which it serves as investment adviser and has been delegated the authority to vote proxies. ICM’s proxy voting policies are designed to provide that proxies are voted in the best interests of shareholders.

Invesco Ltd. (“Invesco”), the parent to the Adviser, has adopted a global policy statement on corporate governance and proxy voting (the “Global Invesco Policy”) (see Exhibit A), which details Invesco’s views on governance matters and describes the proxy administration and governance approach. The Adviser will approach proxy constraints according to the Invesco global statement on corporate governance and proxy voting. The Adviser will approach conflicts of interest in accordance with Invesco’s global policy statement on corporate governance and proxy voting. The Adviser votes proxies by utilizing the procedures and mechanisms outlined in the Global Invesco Policy, while maintaining specific guidelines for products advised by the Adviser or an affiliate of the Adviser (“Affiliated Funds”), as set forth below:

Overlapping Securities

In instances where both an Affiliated Fund advised by the Adviser and an Affiliated Fund advised by an Invesco Ltd. entity hold an equity security (“Overlapping Securities”), the Adviser will vote proxies in accordance with the recommendation of an Invesco Ltd. adviser based on the comprehensive proxy review and under the Global Invesco Policy. The Global Invesco Policy is overseen by the Invesco Proxy Advisory Committee (“IPAC”), which also orchestrates the review and analysis of the top twenty-five proxy voting matters, measured by overall size of holdings by funds within the Invesco family. The Adviser consults with the IPAC on specific proxy votes and general proxy voting matters as it deems necessary. In addition, as part of the Global Invesco Proxy Voting Process, the IPAC oversees instances when possible conflicts of interest arise among funds. (Please see the Global Invesco Policy for the detailed conflicts of interest approach.)

In instances where the global proxy administration team does not receive a recommendation in a timely manner, the proxy administration team will automatically vote such ballots in accordance with Invesco’s custom guidelines established in Invesco’s global proxy voting policy and US guidelines.

Non-Overlapping Securities

In instances where securities are held only by an Affiliated Fund advised by the Adviser and not also by an Invesco Ltd. active equity entity fund, the Adviser will instruct the proxy administration team to vote proxies in accordance with said Invesco custom guidelines implemented by ISS, Invesco’s vote execution agent.

Under this Policy, the Adviser retains the power to vote contrary to the recommendation of the Invesco Voting Process (for Overlapping Securities) or Invesco’s custom guidelines (for Non-Overlapping Securities) at its discretion, so long as the reasons for doing so are well documented.

II. SPECIAL POLICY

Certain Affiliated Funds pursue their investment objectives by investing in other registered investment companies pursuant to an exemptive order granted by the Securities and Exchange Commission. The relief granted by that order is conditioned upon complying with a number of undertakings, some of which require such Affiliated Fund to vote its shares in an acquired investment company in the same proportion as other holders of the acquired fund’s shares. In instances in which an Affiliated Fund is required to vote in this manner to rely on the exemptive order, the Adviser will vote shares of these acquired investment companies in compliance with the voting mechanism required by the order.

Exhibit A to Appendix A

Invesco’s Policy Statement on Global Corporate Governance and Proxy Voting

June 2019

I.	GUIDING PRINCIPLES AND PHILOSOPHY

Public companies hold shareholder meetings, attended by the company’s executives, directors, and shareholders, during which important issues, such as appointments to the company’s board of directors, executive compensation, and auditors, are addressed and where applicable, voted on. Proxy voting gives shareholders the opportunity to vote on issues that impact the company’s operations and policies without being present at the meetings.

Invesco views proxy voting as an integral part of its investment management responsibilities and believes that the right to vote proxies should be managed with the same high standards of care and fiduciary duty to its clients as all other elements of the investment process. Invesco’s proxy voting philosophy, governance structure and process are designed to ensure that proxy votes are cast in accordance with clients’ best interests, which Invesco interprets to mean clients’ best economic interests, this Policy and the operating guidelines and procedures of Invesco’s regional investment centers.

Invesco investment teams vote proxies on behalf of Invesco-sponsored funds and non-fund advisory clients that have explicitly granted Invesco authority in writing to vote proxies on their behalf.

The proxy voting process at Invesco, which is driven by investment professionals, focuses on maximizing long-term value for our clients, protecting clients’ rights and promoting governance structures and practices that reinforce the accountability of corporate management and boards of directors to shareholders. Invesco takes a nuanced approach to voting and, therefore, many matters to be voted upon are reviewed on a case by case basis.

Votes in favor of board or management proposals should not be interpreted as an indication of insufficient consideration by Invesco fund managers. Such votes may reflect the outcome of past or ongoing engagement and active ownership by Invesco with representatives of the companies in which we invest.

II.	APPLICABILITY OF THIS POLICY

This Policy sets forth the framework of Invesco’s corporate governance approach, broad philosophy and guiding principles that inform the proxy voting practices of Invesco’s investment teams around the world. Given the different nature of these teams and their respective investment processes, as well as the significant differences in regulatory regimes and market practices across jurisdictions, not all aspects of this Policy may apply to all Invesco investment teams at all times. In the case of a conflict between this Policy and the operating guidelines and procedures of a regional investment center the latter will control.

III.	PROXY VOTING FOR CERTAIN FIXED INCOME, MONEY MARKET, INDEX AND LEGACY OPPENHEIMERFUNDS ACCOUNTS

For proxies held by certain client accounts managed in accordance with fixed income, money market and index strategies (including exchange traded funds), and by accounts managed by legacy OppenheimerFunds investment teams (“legacy accounts”), Invesco will typically vote in line with the majority holder of the active-equity shares held by Invesco outside of those strategies and legacy accounts (“Majority Voting”). In this manner Invesco seeks to leverage the active-equity expertise and comprehensive proxy voting reviews conducted by teams employing active-equity strategies (other than legacy OppenheimerFunds investment teams), which typically incorporate analysis of proxy issues as a core component of the investment process. Portfolio managers for accounts employing Majority Voting still retain full discretion to override Majority Voting and to vote the shares as they determine to be in the best interest of those accounts, absent certain types of conflicts of interest, which are discussed elsewhere in this Policy. When there are no corresponding active-equity shares held by Invesco, the proxies for those strategies and legacy accounts will be voted in the following manner: (i) for U.S. issuers, in line with Invesco custom voting guidelines derived from the guidelines set forth below; and (ii) for non-U.S. issuers, in line with the recommendations of a third-party proxy advisory service.

IV.	CONFLICTS OF INTEREST

There may be occasions where voting proxies may present a real or perceived conflict of interest between Invesco, as investment manager, and one or more of Invesco’s clients or vendors. Under Invesco’s Code of Conduct, Invesco entities and individuals are strictly prohibited from putting personal benefit, whether tangible or intangible, before the interests of clients. “Personal benefit” includes any intended benefit for Invesco, oneself or any other individual, company, group or organization of any kind whatsoever, except a benefit for the relevant Invesco client.

Firm-level Conflicts of Interest

A conflict of interest may exist if Invesco has a material business relationship with, or is actively soliciting business from, either the company soliciting a proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote (e.g., issuers that are distributors of Invesco’s products, or issuers that employ Invesco to manage portions of their retirement plans or treasury accounts). Invesco’s proxy governance team maintains a list of all such issuers for which a conflict of interest exists.

If the proposal that gives rise to the potential conflict is specifically addressed by this Policy or the operating guidelines and procedures of the relevant regional investment center, Invesco generally will vote the proxy in accordance therewith. Otherwise, based on a majority vote of its members, the Global IPAC (as described below) will vote the proxy.

Because this Policy and the operating guidelines and procedures of each regional investment center are pre-determined and crafted to be in the best economic interest of clients, applying them to vote client proxies should, in most instances, adequately resolve any potential conflict of interest. As an additional safeguard, persons from Invesco’s marketing, distribution and other customer-facing functions may not serve on the Global IPAC. For the avoidance of doubt, Invesco may not consider Invesco Ltd.’s pecuniary interest when voting proxies on behalf of clients.

Personal Conflicts of Interest

A conflict also may exist where an Invesco employee has a known personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships.

All Invesco personnel with proxy voting responsibilities are required to report any known personal conflicts of interest regarding proxy issues with which they are involved. In such instances, the individual(s) with the conflict will be excluded from the decision-making process relating to such issues.

Other Conflicts of Interest

To avoid any appearance of a conflict of interest, Invesco will not vote proxies issued by, or related to matters involving, Invesco Ltd. that may be held in client accounts from time to time.1 Shares of an Invesco-sponsored fund held by other Invesco funds will be voted in the same proportion as the votes of external shareholders of the underlying fund.

1

Generally speaking, Invesco does not invest for its clients in the shares of Invesco Ltd., however, limited exceptions apply in the case of funds or accounts designed to track an index that includes Invesco Ltd. as a component.

V.	USE OF THIRD-PARTY PROXY ADVISORY SERVICES

Invesco may supplement its internal research with information from third-parties, such as proxy advisory firms. However, Invesco generally retains full and independent discretion with respect to proxy voting decisions.

As part of its fiduciary obligation to clients, Invesco performs extensive initial and ongoing due diligence on the proxy advisory firms it engages. This includes reviews of information regarding the capabilities of their research staffs and internal controls, policies and procedures, including those relating to possible conflicts of interest. In addition, Invesco regularly monitors and communicates with these firms and monitors their compliance with Invesco’s performance and policy standards.

VI.	GLOBAL PROXY VOTING PLATFORM AND ADMINISTRATION

Guided by its philosophy that investment teams should manage proxy voting, Invesco has created the Global Invesco Proxy Advisory Committee (“Global IPAC”). The Global IPAC is a global investments-driven committee comprised of representatives from various investment management teams and Invesco’s Global Head of Proxy Governance and Responsible Investment (“Head of Proxy Governance”). The Global IPAC provides a forum for investment teams to monitor, understand and discuss key proxy issues and voting trends within the Invesco complex. Absent a conflict of interest, the Global IPAC representatives, in consultation with the respective investment team, are responsible for voting proxies for the securities the team manages (unless such responsibility is explicitly delegated to the portfolio managers of the securities in question). In addition to the Global IPAC, for some clients, third parties (e.g., U.S. mutual fund board) provide oversight of the proxy process. The Global IPAC and Invesco’s proxy administration and governance team, compliance and legal teams regularly communicate and review this Policy and the operating guidelines and procedures of each regional investment center to ensure that they remain consistent with clients’ best interests, regulatory requirements, governance trends and industry best practices.

Invesco maintains a proprietary global proxy administration platform, known as the “fund manager portal” and supported by the Head of Proxy Governance and a dedicated team of internal proxy specialists. The platform streamlines the proxy voting and ballot reconciliation processes, as well as related functions, such as share blocking and managing conflicts of interest issuers. Managing these processes internally, as opposed to relying on third parties, gives Invesco greater quality control, oversight and independence in the proxy administration process.

The platform also includes advanced global reporting and record-keeping capabilities regarding proxy matters that enable Invesco to satisfy client, regulatory and management requirements. Historical proxy voting information, including commentary by investment professionals regarding the votes they cast, where applicable, is stored to build institutional knowledge across the Invesco complex with respect to individual companies and proxy issues. Certain investment teams also use the platform to access third-party proxy research.

VII.	NON-VOTES

In the great majority of instances, Invesco can vote proxies successfully. However, in certain circumstances Invesco may refrain from voting where the economic or other opportunity costs of voting exceeds any anticipated benefits of that proxy proposal. In addition, there may be instances in which Invesco is unable to vote all of its clients’ proxies despite using commercially reasonable efforts to do so. For example:

•

Invesco may not receive proxy materials from the relevant fund or client custodian with sufficient time and information to make an informed independent voting decision. In such cases, Invesco may choose not to vote, to abstain from voting, to vote in line with management or to vote in accordance with proxy advisor recommendations. These matters are left to the discretion of the relevant portfolio manager.

•

If the security in question is on loan as part of a securities lending program, Invesco may determine that the benefit to the client of voting a particular proxy is outweighed by the revenue that would be lost by terminating the loan and recalling the securities.

•

In some countries the exercise of voting rights imposes temporary transfer restrictions on the related securities (“share blocking”). Invesco generally refrains from voting proxies in share-blocking countries unless Invesco determines that the benefit to the client(s) of voting a specific proxy outweighs the client’s temporary inability to sell the security.

•

Some companies require a representative to attend meetings in person to vote a proxy. In such cases, Invesco may determine that the costs of sending a representative or signing a power-of-attorney outweigh the benefit of voting a particular proxy.

VIII.	PROXY VOTING GUIDELINES

The following guidelines describe Invesco’s general positions on various proxy voting issues. The guidelines are not intended to be exhaustive or prescriptive. As noted above, Invesco’s proxy process is investor-driven, and each portfolio manager retains ultimate discretion to vote proxies in the manner he or she deems most appropriate, consistent with Invesco’s proxy voting principles and philosophy discussed in Sections I. through IV. Individual proxy votes therefore will differ from these guidelines from time to time.

Invesco generally affords management discretion with respect to the operation of a company’s business and will generally support a board’s discretion on proposals relating to ordinary business practices and routine matters, unless there is insufficient information to decide about the nature of the proposal.

Invesco generally abstains from voting on or opposes proposals that are “bundled” or made contingent on each other (e.g., proposals to elect directors and approve compensation plans) where there is insufficient information to decide about the nature of the proposals.

A.	SHAREHOLDER ACCESS AND TREATMENT OF SHAREHOLDER PROPOSALS—GENERAL

Invesco reviews on a case by case basis but generally votes in favor of proposals that would increase shareholders’ opportunities to express their views to boards of directors, proposals that would lower barriers to shareholder action, and proposals to promote the adoption of generally accepted best practices in corporate governance, provided that such proposals would not require a disproportionate amount of management attention or corporate resources or otherwise that may inappropriately disrupt the company’s business and main purpose, usually set out in their reporting disclosures and business model. Likewise, Invesco reviews on a case by case basis but generally votes for shareholder proposals that are designed to protect shareholder rights if a company’s corporate governance standards indicate that such additional protections are warranted (for example, where minority shareholders’ rights are not adequately protected).

B.	ENVIRONMENTAL, SOCIAL AND CORPORATE RESPONSIBILITY ISSUES

Invesco believes that a company’s long-term response to environmental, social and corporate responsibility issues can significantly affect long-term shareholder value. We recognize that to manage a corporation effectively, directors and management may consider not only the interests of shareholders, but also the interests of employees, customers, suppliers, creditors and the local community, among others. While Invesco generally affords management discretion with respect to the operation of a company’s business, Invesco generally will evaluate proposals relating to environmental, social and corporate responsibility issues on a case by case basis and will vote on those proposals in a manner intended to maximize long-term shareholder value. Invesco may choose, however, to abstain on voting on proposals relating to environmental, social and corporate responsibility issues.

Invesco reviews on a case by case basis but generally supports the following proposals relating to these issues:

•	Gender pay gap proposals

•	Political contributions disclosure/political lobbying disclosure/political activities and action

•	Data security, privacy, and internet issues

•	Report on climate change/climate change action

•	Gender diversity on boards

C.	CAPITALIZATION STRUCTURE ISSUES

i.	Stock Issuances

Invesco generally supports a board’s proposal to issue additional capital stock to meet ongoing corporate needs, except where the request could adversely affect Invesco clients’ ownership stakes or voting rights. Some capitalization proposals, such as those to authorize common or preferred stock with special voting rights or to issue additional stock in connection with an acquisition, may require additional analysis. Invesco generally opposes proposals to issue additional stock without preemptive rights, as those issuances do not permit shareholders to share proportionately in any new issues of stock of the same class. Invesco generally opposes proposals to authorize classes of preferred stock with unspecified voting, conversion, dividend or other rights (“blank check” stock) when they appear to be intended as an anti-takeover mechanism; such issuances may be supported when used for general financing purposes.

ii.	Stock Splits

Invesco generally supports a board’s proposal to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in excessive dilution given the company’s industry and performance in terms of shareholder returns.

iii.	Share Repurchases

Invesco generally supports a board’s proposal to institute open-market share repurchase plans only if all shareholders participate on an equal basis.

D.	CORPORATE GOVERNANCE ISSUES

i.	General

Invesco reviews on a case by case basis but generally supports the following proposals related to governance matters:

•	Adopt proxy access right

•	Require independent board chairperson

•	Provide right to shareholders to call special meetings

•	Provide right to act by written consent

•	Submit shareholder rights plan (poison pill) to shareholder vote

•	Reduce supermajority vote requirement

•	Remove antitakeover provisions

•	Declassify the board of directors

•	Require a majority vote for election of directors

•	Require majority of independent directors on the board

•	Approve executive appointment

•	Adopt exclusive forum provision

Invesco generally supports a board’s discretion to amend a company’s articles concerning routine matters, such as formalities relating to shareholder meetings. Invesco generally opposes non-routine amendments to a company’s articles if any of the proposed amendments would limit shareholders’ rights or there is insufficient information to decide about the nature of the proposal.

ii.	Board of Directors

1. Director Nominees in Uncontested Elections

Subject to the other considerations described below, in an uncontested director election for a company without a controlling shareholder, Invesco generally votes in favor of the director slate if it is comprised of at least a majority of independent directors and if the board’s key committees are fully independent, effective and balanced. Key committees include the audit, compensation/remuneration and governance/nominating committees. Invesco’s standard of independence excludes directors who, in addition to the directorship, have any material business or family relationships with the companies they serve.

2. Director Nominees in Contested Elections

Invesco recognizes that short-term investment sentiments influence the corporate governance landscape and may influence companies in Invesco clients’ portfolios and more broadly across the market. Invesco recognizes that short-term investment sentiment may conflict with long-term value creation and as such looks at each proxy contest matter on a case by case basis, considering factors such as:

•	Long-term financial performance of the company relative to its industry

•	Management’s track record

•	Background to the proxy contest

•	Qualifications of director nominees (both slates)

•	Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met

•	Stock ownership positions in the company

3. Director Accountability

Invesco generally withholds votes from directors who exhibit a lack of accountability to shareholders. Examples include, without limitation, poor attendance (less than 75%, absent extenuating circumstances) at meetings, director “overboarding” (as described below), failing to implement shareholder proposals that have received a majority of votes and/or by adopting or approving egregious corporate-governance or other policies. In cases of material financial restatements, accounting fraud, habitually late filings, adopting shareholder rights plan (“poison pills”) without shareholder approval, or other areas of poor performance, Invesco may withhold votes from some or all of a company’s directors. Invesco generally supports shareholder proposals relating to the competence of directors that are in the best interest of the company’s performance and the interest of its shareholders. In situations where directors’ performance is a concern, Invesco may also support shareholder proposals to take corrective actions such as so-called “clawback” provisions.

Invesco generally withholds votes from directors who serve on an excessive number of boards of directors (“overboarding”). Examples of overboarding may include when (i) a non-executive director is sitting on more than six public company boards, and (ii) a CEO is sitting on the board of more than two public companies besides the CEO’s own company, excluding the boards of majority-owned subsidiaries of the parent company.

4. Director Independence

Invesco generally supports proposals to require a majority of directors to be independent unless particular circumstances make this not feasible or in the best interests of shareholders. We generally vote for proposals that would require the board’s audit, compensation/remuneration, and/or governance/nominating committees to be composed exclusively of independent directors because this minimizes the potential for conflicts of interest.

5. Director Indemnification

Invesco recognizes that individuals may be reluctant to serve as corporate directors if they are personally liable for all related lawsuits and legal costs. As a result, reasonable limitations on directors’ liability can benefit a company and its shareholders by helping to attract and retain qualified directors while preserving recourse for shareholders in the event of misconduct by directors. Accordingly, unless there is insufficient information to make a decision about the nature of the proposal, Invesco will generally support a board’s discretion regarding proposals to limit directors’ liability and provide indemnification and/or exculpation, provided that the arrangements are limited to the director acting honestly and in good faith with a view to the best interests of the company and, in criminal matters, are limited to the director having reasonable grounds for believing the conduct was lawful.

6. Separate Chairperson and CEO

Invesco evaluates these proposals on a case by case basis, recognizing that good governance requires either an independent chair or a qualified, proactive, and lead independent director.

Voting decisions may consider, among other factors, the presence or absence of:

•	a designated lead director, appointed from the ranks of the independent board members, with an established term of office and clearly delineated powers and duties

•	a majority of independent directors

•	completely independent key committees

•	committee chairpersons nominated by the independent directors

•	CEO performance reviewed annually by a committee of independent directors

•	established governance guidelines

7. Majority/Supermajority/Cumulative Voting for Directors

The right to elect directors is the single most important mechanism shareholders have to promote accountability. Invesco generally votes in favor of proposals to elect directors by a majority vote. Except in cases where required by law in the jurisdiction of incorporation or when a company has adopted formal governance principles that present a meaningful alternative to the majority voting standard, Invesco generally votes against actions that would impose any supermajority voting requirement, and generally supports actions to dismantle existing supermajority requirements.

The practice of cumulative voting can enable minority shareholders to have representation on a company’s board. Invesco generally opposes such proposals as unnecessary where the company has adopted a majority voting standard. However, Invesco generally supports proposals to institute the practice of cumulative voting at companies whose overall corporate-governance standards indicate a particular need to protect the interests of minority shareholders.

8. Staggered Boards/Annual Election of Directors

Invesco generally supports proposals to elect each director annually rather than electing directors to staggered multi-year terms because annual elections increase a board’s level of accountability to its shareholders.

9. Board Size

Invesco believes that the number of directors is an important factor to consider when evaluating the board’s ability to maximize long-term shareholder value. Invesco approaches proxies relating to board size on a case by case basis but generally will defer to the board with respect to determining the optimal number of board members, provided that the proposed board size is sufficiently large to represent shareholder interests and sufficiently limited to remain effective.

10. Director Term Limits and Retirement Age

Invesco believes it is important for a board of directors to examine its membership regularly with a view to ensuring that the company continues to benefit from a diversity of director viewpoints and experience. We generally believe that an individual board’s nominating committee is best positioned to determine whether director term limits would be an appropriate measure to help achieve these goals and, if so, the nature of such limits. Invesco generally opposes proposals to limit the tenure of outside directors through mandatory retirement ages.

iii.	Audit Committees and Auditors

1. Qualifications of Audit Committee and Auditors

Invesco believes a company’s Audit Committee has a high degree of responsibility to shareholders in matters of financial disclosure, integrity of the financial statements and effectiveness of a company’s internal controls. Independence, experience and financial expertise are critical elements of a well-functioning Audit Committee. When electing directors who are members of a company’s Audit Committee, or when ratifying a company’s auditors, Invesco considers the past performance of the Audit Committee and holds its members accountable for the quality of the company’s financial statements and reports.

2. Auditor Indemnifications

A company’s independent auditors play a critical role in ensuring and attesting to the integrity of the company’s financial statements. It is therefore essential that they perform their work in accordance with the highest standards. Invesco generally opposes proposals that would limit the liability of or indemnify auditors because doing so could serve to undermine this obligation.

3. Adequate Disclosure of Auditor Fees

Understanding the fees earned by the auditors is important for assessing auditor independence. Invesco’s support for the re-appointment of the auditors will take into consideration the availability of adequate disclosure concerning the amount and nature of audit versus non-audit fees. Invesco generally will support proposals that call for this disclosure if it is not already being made.

E.	REMUNERATION AND INCENTIVES

Invesco believes properly constructed compensation plans that include equity ownership are effective in creating incentives that induce management and employees of portfolio companies to create greater shareholder wealth. Invesco generally supports equity compensation plans that promote the proper alignment of incentives with shareholders’ long-term interests, and generally votes against plans that are overly dilutive to existing shareholders, plans that contain objectionable structural features, and plans that appear likely to reduce the value of the client’s investment.

i.	Independent Compensation/Remuneration Committee

Invesco believes that an independent, experienced and well-informed compensation/remuneration committee is critical to ensuring that a company’s remuneration practices align with shareholders’ interests and, therefore, generally supports proposals calling for a compensation/remuneration committee to be comprised solely of independent directors.

ii.	Advisory Votes on Executive Compensation

Invesco believes that an independent compensation/remuneration committee of the board, with input from management, is generally best positioned to determine the appropriate components and levels of executive compensation, as well as the appropriate frequency of related shareholder advisory votes. This is particularly the case where shareholders can express their views on remuneration matters through annual votes for or against the election of the individual directors who comprise the compensation/remuneration committee. Invesco, therefore, generally will support management’s recommendations regarding the components and levels of executive compensation and the frequency of shareholder advisory votes on executive compensation. However, Invesco will vote against such recommendations where Invesco determines that a company’s executive remuneration policies are not properly aligned with shareholder interests or may create inappropriate incentives for management.

iii.	Equity Based Compensation Plans

Invesco generally votes against plans that contain structural features that would impair the alignment of incentives between shareholders and management. Such features include, without limitation, the ability to reprice or reload options without shareholder approval, the ability to issue options below the stock’s current market price, or the ability to replenish shares automatically without shareholder approval.

iv.	Severance Arrangements

Invesco considers proposed severance arrangements (sometimes known as “golden parachute” arrangements) on a case by case basis due to the wide variety among their terms. Invesco acknowledges that in some cases such arrangements, if reasonable, may be in shareholders’ best interests as a method of attracting and retaining high quality executive talent. Invesco generally votes in favor of proposals requiring advisory shareholder ratification of senior executives’ severance agreements while generally opposing proposals that require such agreements to be ratified by shareholders in advance of their adoption.

v.	“Claw Back” Provisions

Invesco generally supports so called “claw back” policies intended to recoup remuneration paid to senior executives based upon materially inaccurate financial reporting (as evidenced by later restatements) or fraudulent accounting or business practices.

vi.	Employee Stock Purchase Plans

Invesco generally supports employee stock purchase plans that are reasonably designed to provide proper incentives to a broad base of employees, provided that the price at which employees may acquire stock represents a reasonable discount from the market price.

F.	ANTI-TAKEOVER DEFENSES

Measures designed to protect a company from unsolicited bids can adversely affect shareholder value and voting rights, and they have the potential to create conflicts of interests among directors, management and shareholders. Such measures include adopting or renewing shareholder rights plans (“poison pills”), requiring supermajority voting on certain corporate actions, classifying the election of directors instead of electing each director to an annual term, or creating separate classes of common or preferred stock with special voting rights. In determining whether to support a proposal to add, eliminate or restrict anti-takeover measures, Invesco will examine the elements of the proposal to assess the degree to which it would adversely affect shareholder rights of adopted. Invesco generally supports shareholder proposals directing companies to subject their anti-takeover provisions to a shareholder vote, as well as the following proposals:

•	Provide right to act by written consent

•	Provide right to call special meetings

•	Adopt fair price provision

•	Approve control share acquisition

Invesco generally opposes payments by companies to minority shareholders intended to dissuade such shareholders from pursuing a takeover or another change (sometimes known as “greenmail”) because these payments result in preferential treatment of some shareholders over others.

Companies occasionally require shareholder approval to engage in certain corporate actions or transactions such as mergers, acquisitions, name changes, dissolutions, reorganizations, divestitures and reincorporations. Invesco generally determines its votes for these types of corporate actions after a careful evaluation of the proposal. Generally, Invesco will support proposals to approve different types of restructurings that provide the necessary financing to save the company from involuntary bankruptcy. However, Invesco will generally oppose proposals to change a company’s corporate form or to “go dark” (i.e., going private transactions) without shareholder approval.

Reincorporation involves re-establishing the company in a different legal jurisdiction. Invesco generally will vote for proposals to reincorporate a company if the board and management have demonstrated sound financial or business reasons for the move. Invesco generally will oppose proposals to reincorporate if they are solely part of an anti-takeover defense or intended to limit directors’ liability.

Invesco will generally support proposals that ask the board to consider non- shareholder constituencies or other non- financial effects when evaluating a merger or business combination.

Exhibit B to Appendix A

PROXY VOTING GUIDELINES

Applicable to	All Advisory Clients, including the Invesco Funds

Risk Addressed by the Guidelines	Breach of fiduciary duty to client under Investment Advisers Act of 1940 by placing Invesco’s interests ahead of client’s best interests in voting proxies

Relevant Law and Other Sources	U.S. Investment Advisers Act of 1940, as amended

Last ☒ Reviewed ☒ Revised by Compliance for Accuracy	April 19, 2016

Guideline Owner	U.S. Compliance and Legal

Policy Approver	Invesco Advisers, Inc., Invesco Funds Board

Approved/Adopted Date	May 3-4, 2016

The following guidelines apply to all institutional and retail funds and accounts that have explicitly authorized Invesco Advisers, Inc. (“Invesco”) to vote proxies associated with securities held on their behalf (collectively, “Clients”).

A.	INTRODUCTION

Invesco Ltd. (“IVZ”), the ultimate parent company of Invesco, has adopted a global policy statement on corporate governance and proxy voting (the “Invesco Global Proxy Policy”). The policy describes IVZ’s views on governance matters and the proxy administration and governance approach. Invesco votes proxies by using the framework and procedures set forth in the Invesco Global Proxy Policy, while maintaining the Invesco-specific guidelines described below.

B.	PROXY VOTING OVERSIGHT: THE MUTUAL FUNDS’ BOARD OF TRUSTEES

In addition to the Global Invesco Proxy Advisory Committee, the Invesco mutual funds’ board of trustees provides oversight of the proxy process through quarterly reporting and an annual in-person presentation by Invesco’s Global Head of Proxy Governance and Responsible Investment.

C.	USE OF THIRD PARTY PROXY ADVISORY SERVICES

Invesco has direct access to third-party proxy advisory analyses and recommendations (currently provided by Glass Lewis (“GL”) and Institutional Shareholder Services, Inc. (“ISS”)), among other research tools, and uses the information gleaned from those sources to make independent voting decisions.

Invesco’s proxy administration team performs extensive initial and ongoing due diligence on the proxy advisory firms that it engages. When deemed appropriate, representatives from the proxy advisory firms are asked to deliver updates directly to the mutual funds’ board of trustees. Invesco conducts semi-annual, in-person policy roundtables with key heads of research from ISS and GL to ensure transparency, dialogue and engagement with the firms. These meetings provide Invesco with an opportunity to assess the firms’ capabilities, conflicts of interest and service levels, as well as provide investment professionals with direct insight into the advisory firms’ stances on key governance and proxy topics and their policy framework/methodologies. Invesco’s proxy administration team also reviews the annual SSAE 16 reports for, and the periodic proxy guideline updates published by, each proxy advisory firm to ensure that their guidelines remain consistent with Invesco’s policies and procedures. Furthermore, each proxy advisory firm completes an annual due diligence questionnaire submitted by Invesco, and Invesco conducts on-site due diligence at each firm, in part to discuss their responses to the questionnaire.

If Invesco becomes aware of any material inaccuracies in the information provided by ISS or GL, Invesco’s proxy administration team will investigate the matter to determine the cause, evaluate the adequacy of the proxy advisory firm’s control structure and assess the efficacy of the measures instituted to prevent further errors.

ISS and GL provide updates to previously issued proxy reports when necessary to incorporate newly available information or to correct factual errors. ISS also has a Feedback Review Board, which provides a mechanism for stakeholders to communicate with ISS about issues related to proxy voting and policy formulation, research, and the accuracy of data contained in ISS reports.

D.	PROXY VOTING GUIDELINES

The following guidelines describe Invesco’s general positions on various common proxy issues. The guidelines are not intended to be exhaustive or prescriptive. Invesco’s proxy process is investor-driven, and each portfolio manager retains ultimate discretion to vote proxies in the manner that he or she deems to be the most appropriate, consistent with the proxy voting principles and philosophy discussed in the Invesco Global Proxy Policy. Individual proxy votes therefore will differ from these guidelines from time to time.

I.	Corporate Governance

Management teams of companies are accountable to the boards of directors and directors of publicly held companies are accountable to shareholders. Invesco endeavors to vote the proxies of companies in a manner that will reinforce the notion of a board’s accountability. Consequently, Invesco generally votes against any actions that would impair the rights of shareholders or would reduce shareholders’ influence over the board.

The following are specific voting issues that illustrate how Invesco applies this principle of accountability.

Elections of directors

In uncontested director elections for companies that do not have a controlling shareholder, Invesco generally votes in favor of slates if they are comprised of at least a majority of independent directors and if the boards’ key committees are fully independent. Key committees include the audit, compensation and governance or nominating Committees. Invesco’s standard of independence excludes directors who, in addition to the directorship, have any material business or family relationships with the companies they serve. Contested director elections are evaluated on a case-by-case basis.

Director performance

Invesco generally withholds votes from directors who exhibit a lack of accountability to shareholders, either through their level of attendance at meetings or by adopting or approving egregious corporate-governance or other policies. In cases of material financial restatements, accounting fraud, habitually late filings, adopting shareholder rights plan (“poison pills”) without shareholder approval, or other areas of poor performance, Invesco may withhold votes from some or all of a company’s directors. In situations where directors’ performance is a concern, Invesco may also support shareholder proposals to take corrective actions, such as so-called “clawback” provisions.

Auditors and Audit Committee members

Invesco believes a company’s audit committee has a high degree of responsibility to shareholders in matters of financial disclosure, integrity of the financial statements and effectiveness of a company’s internal controls. Independence, experience and financial expertise are critical elements of a well-functioning audit committee.

When electing directors who are members of a company’s audit committee, or when ratifying a company’s auditors, Invesco considers the past performance of the committee and holds its members accountable for the quality of the company’s financial statements and reports.

Majority standard in director elections

The right to elect directors is the single most important mechanism shareholders have to promote accountability. Invesco supports the nascent effort to reform the U.S. convention of electing directors, and generally votes in favor of proposals to elect directors by a majority vote.

Staggered Boards/Annual Election of Directors

Invesco generally supports proposals to elect each director annually rather than electing directors to staggered multi-year terms because annual elections increase a board’s level of accountability to its shareholders.

Supermajority voting requirements

Unless required by law in the state of incorporation, Invesco generally votes against actions that would impose any supermajority voting requirement, and generally supports actions to dismantle existing supermajority requirements.

Responsiveness of Directors

Invesco generally withholds votes for directors who do not adequately respond to shareholder proposals that were approved by a majority of votes cast the prior year.

Cumulative voting

The practice of cumulative voting can enable minority shareholders to have representation on a company’s board. Invesco generally supports proposals to institute the practice of cumulative voting at companies whose overall corporate-governance standards indicate a particular need to protect the interests of minority shareholders.

Proxy access

Invesco generally supports shareholders’ nominations of directors in the proxy statement and ballot because it increases the accountability of the board to shareholders. Invesco will generally consider the proposed minimum period of ownership (e.g., three years), minimum ownership percentage (e.g., three percent), limitations on a proponent’s ability to aggregate holdings with other shareholders and the maximum percentage of directors who can be nominated when determining how to vote on proxy access proposals.

Shareholder access

On business matters with potential financial consequences, Invesco generally votes in favor of proposals that would increase shareholders’ opportunities to express their views to boards of directors, proposals that would lower barriers to shareholder action and proposals to promote the adoption of generally accepted best practices in corporate governance. Furthermore, Invesco generally votes for shareholder proposals that are designed to protect shareholder rights if a company’s corporate governance standards indicate that such additional protections are warranted.

Exclusive Forum

Invesco generally supports proposals that would designate a specific jurisdiction in company bylaws as the exclusive venue for certain types of shareholder lawsuits in order to reduce costs arising out of multijurisdictional litigation.

II.	Compensation and Incentives

Invesco believes properly constructed compensation plans that include equity ownership are effective in creating incentives that induce management and employees of companies to create greater shareholder wealth. Invesco generally supports equity compensation plans that promote the proper alignment of incentives with shareholders’ long-term interests, and generally votes against plans that are overly dilutive to existing shareholders, plans that contain objectionable structural features, and plans that appear likely to reduce the value of the Client’s investment.

Following are specific voting issues that illustrate how Invesco evaluates incentive plans.

Executive compensation

Invesco evaluates executive compensation plans within the context of the company’s performance under the executives’ tenure. Invesco believes independent compensation committees are best positioned to craft executive-compensation plans that are suitable for their company-specific circumstances. Invesco views the election of independent compensation committee members as the appropriate mechanism for shareholders to express their approval or disapproval of a company’s compensation practices. Therefore, Invesco generally does not support shareholder proposals to limit or eliminate certain forms of executive compensation. In the interest of reinforcing the notion of a compensation committee’s accountability to shareholders, Invesco generally supports proposals requesting that companies subject each year’s compensation record to an advisory shareholder vote, or so-called “say on pay” proposals.

Equity-based compensation plans

Invesco generally votes against plans that contain structural features that would impair the alignment of incentives between shareholders and management. Such features include the ability to reprice or reload options without shareholder approval, the ability to issue options below the stock’s current market price, or the ability automatically to replenish shares without shareholder approval.

Employee stock-purchase plans

Invesco generally supports employee stock-purchase plans that are reasonably designed to provide proper incentives to a broad base of employees, provided that the price at which employees may acquire stock is at most a 15 percent discount from the market price.

Severance agreements

Invesco generally votes in favor of proposals requiring advisory shareholder ratification of executives’ severance agreements. However, Invesco generally opposes proposals requiring such agreements to be ratified by shareholders in advance of their adoption. Given the vast differences that may occur in these agreements, some severance agreements are evaluated on an individual basis.

III.	Capitalization

Examples of management proposals related to a company’s capital structure include authorizing or issuing additional equity capital, repurchasing outstanding stock, or enacting a stock split or reverse stock split. On requests for additional capital stock, Invesco analyzes the company’s stated reasons for the request. Except where the request could adversely affect the Client’s ownership stake or voting rights, Invesco generally supports a board’s decisions on its needs for additional capital stock. Some capitalization proposals require a case-by-case analysis. Examples of such proposals include authorizing common or preferred stock with special voting rights, or issuing additional stock in connection with an acquisition.

IV.	Mergers, Acquisitions and Other Corporate Actions

Issuers occasionally require shareholder approval to engage in certain corporate actions such as mergers, acquisitions, name changes, dissolutions, reorganizations, divestitures and reincorporations and the votes for these types of corporate actions are generally determined on a case-by-case basis.

V.	Anti-Takeover Measures

Practices designed to protect a company from unsolicited bids can adversely affect shareholder value and voting rights, and they potentially create conflicts of interests among directors, management and shareholders. Except under special issuer-specific circumstances, Invesco generally votes to reduce or eliminate such measures. These measures include adopting or renewing “poison pills”, requiring supermajority voting on certain corporate actions, classifying the election of directors instead of electing each director to an annual term, or creating separate classes of common or preferred stock with special voting rights. Invesco generally votes against management proposals to impose these types of measures, and generally votes for shareholder proposals designed to reduce such measures. Invesco generally supports shareholder proposals directing companies to subject their anti-takeover provisions to a shareholder vote.

VI.	Environmental, Social and Corporate Responsibility Issues

Invesco believes that a company’s response to environmental, social and corporate responsibility issues and the risks attendant to them can have a significant effect on its long-term shareholder value. Invesco recognizes that to manage a corporation effectively, directors and management must consider not only the interest of shareholders, but also the interests of employees, customers, suppliers and creditors, among others. While Invesco generally affords management discretion with respect to the operation of a company’s business, Invesco will evaluate such proposals on a case-by-case basis and will vote proposals relating to these issues in a manner intended to maximize long-term shareholder value.

VII.	Routine Business Matters

Routine business matters rarely have the potential to have a material effect on the economic prospects of Clients’ holdings, so Invesco generally supports a board’s discretion on these items. However, Invesco generally votes against proposals where there is insufficient information to make a decision about the nature of the proposal. Similarly, Invesco generally votes against proposals to conduct other unidentified business at shareholder meetings.

E.	EXCEPTIONS

Client Maintains Right to Vote Proxies

In the case of institutional or sub-advised Clients, Invesco will vote the proxies in accordance with these guidelines and the Invesco Global Proxy Policy, unless the Client retains in writing the right to vote or the named fiduciary of a Client (e.g., the plan sponsor of an ERISA Client) retains in writing the right to direct the plan trustee or a third party to vote proxies.

Voting for Certain Investment Strategies

For cash sweep investment vehicles selected by a Client but for which Invesco has proxy voting authority over the account and where no other Client holds the same securities, Invesco will vote proxies based on ISS recommendations.

Funds of Funds

Some Invesco Funds offering diversified asset allocation within one investment vehicle own shares in other Invesco Funds. A potential conflict of interest could arise if an underlying Invesco Fund has a shareholder meeting with any proxy issues to be voted on, because Invesco’s asset-allocation funds or target-maturity funds may be large shareholders of the underlying fund. In order to avoid any potential for a conflict, the asset-allocation funds and target maturity funds vote their shares in the same proportion as the votes of the external shareholders of the underlying fund.

F.	POLICIES AND VOTE DISCLOSURE

A copy of these guidelines, the Invesco Global Proxy Policy and the voting record of each Invesco Retail Fund are available on Invesco’s web site, www.invesco.com. In accordance with Securities and Exchange Commission regulations, all Invesco Funds file a record of all proxy-voting activity for the prior 12 months ending June 30th. That filing is made on or before August 31st of each year. In the case of institutional and sub-advised Clients, Clients may contact their client service representative to request information about how Invesco voted proxies on their behalf. Absent specific contractual guidelines, such requests may be made on a semi-annual basis.

APPENDIX B

Regular Holidays for Various Securities Markets and Settlement Periods Greater than Seven Days for Calendar Year 2019

The dates in the calendar year 2019 (the only dates which are available as of this SAI) of the regular holidays affecting the securities markets of various countries (including those days where markets close early or open late), as well as the dates of the regular holidays in calendar year 2019 that may cause settlement periods to be greater than seven days including the potential worse-case settlement dates, are as follows. Holidays are subject to change without further notice.

Country	JAN	FEB	MAR	APR	MAY	JUN	JUL	AUG	SEP	OCT	NOV	DEC

Albania	1,2		14,22	22,29	1	5*		12*	5		28,29	9,25

Argentina	1		4,5	18,19	1	20		19		14	6,18	25

Australia	1,28		4,11	19-23,25	6,27	3,10		5,14	30	7	5	24-26,31

Austria	1			19,22	1	10						24-26,31

Bahrain**	1				1	4*-6*		11*-13*	8*,9*			16,17

Bangladesh		21	17,26	14,21	1	2*,4*-6*	1	11*-13*,15	10*	8	10*	16,25,31

Belgium	1			19,22	1							24-26,31

Benin	1			22	1,30	5*,10		7,12*,15			1,15	25

Bermuda	1			19	31	17		1,2	2		4,11	25,26

Bosnia and Herzegovina Fed of.	1,2		1	22	1-3	3,4		12			25	25

Botswana	1,2			19,22	1,30		1,2,15,16		30	1		25,26

Brazil	1,25		4-6	19	1	20	9				15,20	25

Bulgaria	1		4	19,22,26,29	1,6,24				6,23			24-26

Burkina Faso	1			22	1,30	5*,10		7,12*,15			1,15	25

Canada	1,2	18		19	20	24	1	5	2	14	11	25,26

Chile	1			19	1,21		16	15	18-20	31	1	25,31

China	1	4-8		5	1	7			13	1-4,7

China Connect Northbound Trading

Colombia	1,7		25	18,19	1	3,24	1	7,19		14	4,11	25

Costa Rica	1			11,18,19	1		25	2,15				25

Croatia	1			19,22	1	20,25		5,15		8	1	24-26,31

Cyprus	1		11,25	1,19,22,26,29,30	1	17		15		1,28		24-26

Czech Republic	1			19,22	1,8		5			28		24-26

Denmark	1			18,19,22	17,30,31	5,10						24-26,31

Egypt**	1*,7			25,28,29	1	5*,6*, 30	1*,23	11*-14*	1*	6	10*

Estonia	1			19,22	1,30	24		20				24-26,31

Eswatini	1			19,22,25	1,30		22*		2*,6*			25,26

Euromarkets	1											25

Finland	1			19,22	1,30	21						6,24-26,31

France	1			19,22	1							24-26,31

Country	JAN	FEB	MAR	APR	MAY	JUN	JUL	AUG	SEP	OCT	NOV	DEC

Georgia, Republic of	1,2,7		8	9,26,29	9			28		14

Germany	1			19,22	1	10				3		24-26,31

Ghana	1		6	19,22	1,27	5*	1	12*				6,25,26

Greece	1		11,25	19,22,26,29	1	17		15		28		24-26

Hong-Kong	1	4-7		5,19,22	1,13	7	1			1,7		24-26,31

Hungary	1		15	19,22	1	10		19,20		23	1	24-27

Iceland	1			18,19,22,25	1,30	10,17		5				24-26,31

India		19	4,21	17,19	1	5		12,15	2,10	2,8,28	12	25

Indonesia	1	5	7	3,19	1,30	3-7						24,25,31

Ireland	1			19,22	1,6	3		5		28		25,26

Israel**			21	21-25	8,9	9		11	29,30	1,8,9,13- 17,20,21

Italy	1			19,22	1			15				24-26,31

Ivory Coast	1			22	1,30	5*,10		7,12*,15			1,15	25

Japan	1-3,14	11	21	29	3,6		15	12	16,23	14	4	31

Jordan**	1				1	4*-6*		11*-14*				25

Kenya	1			19,22	1	5*		12*		10,21		12,25,26

Korea, Republic of	1	4-6	1		1,6	6		15		12,13	3,9	25,31

Kuwait**	1	25,26		4		5*,6*		11*-13*	1*	10*

Latvia	1			19,22	1,6,30	24					18	24-26,31

Lithuania	1		11	19,22	1,30	24					1	24-26,31

Luxembourg	1			19,22	1							24-26,31

Malawi	1,15		4	19,22	1,14	4*	8			15		25,26

Malaysia	1,21	1,4-6			1,20,22	4*-6*		12*	2,9,16	28		25

Mauritius	1,2,21	1,5	4,12		1	5*			3		1	25

Mexico	1	4		18	18,19	1			16		18	12,25

Morocco	1,11				1	4*,5*	30	12*-14*,20,21	2*		6,11*,12*

Namibia	1		21	19,22	1,30	17		9,26	24			10,16,25,26

Netherlands	1			19,22	1							24-26,31

New Zealand	1,2	6		19,22,25		3				28		25,26

Nigeria	1			19,22	1	4*,5*,12		12		1		25,26

Norway	1			17-19,22	1,17,30	10						24-26,31

Oman**	1*			3*		5*,6*	23*	11*-15*	1*		10*,18*,19*

Peru	1			18,19	1		29	30		8	1	25

Philippines	1	5,25		9,18,19	1	12		21,26			1	24,25,30,31

Poland	1			19,22	1,3	20		15			1,11	24-26,31

Portugal	1			19,22	1							24-26,31

Puerto Rico	1,21	18		19	27		3,4		2	14	11,28,29	24,25

Qatar**	1	12	3			4*-6*		11*-13*				18

Romania	1,2,24			26,29	1	17		15				25,26

Russia	1-4,7,8		8		1-3,9,10	12					4

Country	JAN	FEB	MAR	APR	MAY	JUN	JUL	AUG	SEP	OCT	NOV	DEC

Saudi Arabia**						6*,9*,10*		12*-15*	23

Singapore	1	5,6		19	1,20	5		9,12		28		25

Slovak Republic	1			19,22	1,8		5	29			1	24-26

Slovenia	1,2	8	19	22	1,2	25		15		31	1	24-26,31

South Africa	1		21	19,22	1	17		9	24			16,25,26

Spain	1			19,22	1							24-26,31

Sri Lanka	1,15	4,19	4,20	12,15,19	1,20	5	16	12,14	13		11,12	11,25

Srpska, Republic of	1,2	7,9		26,29		1,2,9					21

Sweden	1			18,19,22,30	1,29,30	6,21					1	24-26,31

Switzerland	1,2			19,22	1,30	10		1				24-26,31

Taiwan	1	1,4-8,28	1	4-5	1	7			13	10,11

Thailand	1	19		8,15,16	1,20		16,29	12		14,23		5,10,31

Turkey	1			23	1	4,5-7	15	12-14,30		28,29

Uganda	1		8	19,22	1	3,26*				9		25,26

Ukraine	1,7		8	29	1,9	17,28				15		25

United Arab Emirates-ADX, DFM and DIFC**	1			3*		4*-6*		11*,12*	1*		10*	2,3

United Kingdom	1			19,22	6,27			26				24-26,31

United States	1,21	18		18,19	24,27		3*,4		2	14	11,28,29	24,25,31

Vietnam	1	4-8		15,29,30	1				2

Zambia	1		8,12	19,22	1		1,2	5		18,24		25

Zimbabwe	1	21		18,19,22	1			12,13				23,25,26

*	Date is Approximate
**	Market is closed every Friday.

The longest redemption cycle for the Funds is a function of the longest redemption cycles among the countries whose stocks comprise the Funds. In the calendar year 2019, the dates of the regular holidays affecting the following securities markets present the worst-case redemption cycle for the Fund are as follows:

SETTLEMENT PERIODS GREATER THAN SEVEN DAYS FOR YEAR 2019*

Country	Trade Date	Settlement Date	Number of Days to Settle
Australia	04/18/19	04/26/19	8
	12/19/19	12/27/19	8
	12/20/19	12/30/19	10
	12/23/19	01/02/20	10
	12/27/19	01/03/20	7
	12/30/19	01/06/20	7

Brazil	02/27/19	03/07/19	8
	02/28/19	03/08/19	8
	03/01/19	03/11/19	10

Country	Trade Date	Settlement Date	Number of Days to Settle

Cyprus	04/24/19	05/02/19	8
	04/25/19	05/03/19	8

Eswatini	04/12/19	04/23/19	11
	04/15/19	04/24/19	9
	04/16/19	04/26/19	10
	04/17/19	04/29/19	12
	04/18/19	04/30/19	12
	04/23/19	05/02/19	9
	04/24/19	05/03/19	9
	04/26/19	05/06/19	10
	04/29/19	05/07/19	8
	04/30/19	05/08/19	8
	05/23/19	05/31/19	8
	05/24/19	06/03/19	10
	05/27/19	06/04/19	8
	05/28/19	06/05/19	8
	05/29/19	06/06/19	8
	07/15/19	07/23/19	8
	07/16/19	07/24/19	8
	07/17/19	07/25/19	8
	07/18/19	07/26/19	8
	07/19/19	07/29/19	10
	08/26/19	09/03/19	8
	08/27/19	09/04/19	8
	08/28/19	09/05/19	8
	08/29/19	09/09/19	11
	08/30/19	09/10/19	11
	09/03/19	09/11/19	8
	09/04/19	09/12/19	8
	09/05/19	09/13/19	8
	12/18/19	12/27/19	9
	12/19/19	12/30/19	11
	12/20/19	12/31/19	11
	12/23/19	01/02/20	10
	12/24/19	01/03/20	10

Hong Kong	01/31/19	02/08/19	8
	02/01/19	02/11/19	10

Hungary	12/20/19	12/30/19	10
	12/23/19	12/31/19	8

Indonesia	05/29/19	06/10/19	12
	05/31/19	06/11/19	11

Israel	04/18/19	04/28/19	10
	10/10/19	10/22/19	12

Japan	12/26/19	01/06/20	11
	12/27/19	01/07/20	11
	12/30/19	01/08/20	9

Jordan	08/07/19	08/15/19	8
	08/08/19	08/18/19	10

Kuwait	08/06/19	08/14/19	8
	08/07/19	08/15/19	8
	08/08/19	08/18/19	10

Country	Trade Date	Settlement Date	Number of Days to Settle

Malawi	01/08/19	01/16/19	8
	01/09/19	01/17/19	8
	01/10/19	01/18/19	8
	01/11/19	01/21/19	10
	01/14/19	01/22/19	8
	02/25/19	03/05/19	8
	02/26/19	03/06/19	8
	02/27/19	03/07/19	8
	02/28/19	03/08/19	8
	03/01/19	03/11/19	10
	04/12/19	04/23/19	11
	04/15/19	04/24/19	9
	04/16/19	04/25/19	9
	04/17/19	04/26/19	9
	04/18/19	04/29/19	11
	04/24/19	05/02/19	8
	04/25/19	05/03/19	8
	04/26/19	05/06/19	10
	04/29/19	05/07/19	8
	04/30/19	05/08/19	8
	05/07/19	05/15/19	8
	05/08/19	05/16/19	8
	05/09/19	05/17/19	8
	05/10/19	05/20/19	10
	05/13/19	05/21/19	8
	05/28/19	06/05/19	8
	05/29/19	06/06/19	8
	05/30/19	06/07/19	8
	05/31/19	06/10/19	10
	06/03/19	06/11/19	8
	07/01/19	07/09/19	8
	07/02/19	07/10/19	8
	07/03/19	07/11/19	8
	07/04/19	07/12/19	8
	07/05/19	07/15/19	10
	10/08/19	10/16/19	8
	10/09/19	10/17/19	8
	10/10/19	10/18/19	8
	10/11/19	10/21/19	10
	10/14/19	10/22/19	8
	12/18/19	12/27/19	9
	12/19/19	12/30/19	11
	12/20/19	12/31/19	11
	12/23/19	01/02/20	10
	12/24/19	01/03/20	10

Malaysia	01/29/19	02/07/19	9
	01/30/19	02/08/19	9
	01/31/19	02/11/19	11
	05/30/19	06/07/19	8
	05/31/19	06/10/19	10
	06/03/19	06/11/19	8

Morocco	08/07/19	08/15/19	8
	08/08/19	08/16/19	8
	08/09/19	08/19/19	10
	11/04/19	11/13/19	9
	11/05/19	11/14/19	9

Country	Trade Date	Settlement Date	Number of Days to Settle

Namibia	03/14/19	03/22/19	8
	03/15/19	03/25/19	10
	03/18/19	03/26/19	8
	03/19/19	03/27/19	8
	03/20/19	03/28/19	8
	04/12/19	04/23/19	11
	04/15/19	04/24/19	9
	04/16/19	04/25/19	9
	04/17/19	04/26/19	9
	04/18/19	04/29/19	11
	04/24/19	05/02/19	8
	04/25/19	05/03/19	8
	04/26/19	05/06/19	10
	04/29/19	05/07/19	8
	04/30/19	05/08/19	8
	05/23/19	05/31/19	8
	05/24/19	06/03/19	10
	05/27/19	06/04/19	8
	05/28/19	06/05/19	8
	05/29/19	06/06/19	8
	06/10/19	06/18/19	8
	06/11/19	06/19/19	8
	06/12/19	06/20/19	8
	06/13/19	06/21/19	8
	06/14/19	06/24/19	10
	08/02/19	08/12/19	10
	08/05/19	08/13/19	8
	08/06/19	08/14/19	8
	08/07/19	08/15/19	8
	08/08/19	08/16/19	8
	08/19/19	08/27/19	8
	08/20/19	08/28/19	8
	08/21/19	08/29/19	8
	08/22/19	08/30/19	8
	08/23/19	09/02/19	10
	09/17/19	09/25/19	8
	09/18/19	09/26/19	8
	09/19/19	09/27/19	8
	09/20/19	09/30/19	10
	09/23/19	10/01/19	8
	12/03/19	12/11/19	8
	12/04/19	12/12/19	8
	12/05/19	12/13/19	8
	12/06/19	12/17/19	11
	12/09/19	12/18/19	9
	12/11/19	12/19/19	8
	12/12/19	12/20/19	8
	12/13/19	12/23/19	10
	12/18/19	12/27/19	9
	12/19/19	12/30/19	11
	12/20/19	12/31/19	11
	12/23/19	01/02/20	10
	12/24/19	01/03/20	10

New Zealand	04/18/19	04/26/19	8

Norway	04/15/19	04/23/19	8
	04/16/19	04/24/19	8

Country	Trade Date	Settlement Date	Number of Days to Settle

Oman	08/06/19	08/18/19	12
	08/07/19	08/19/19	12
	08/08/19	08/20/19	12

Philippines	12/23/19	01/02/20	10
	12/26/19	01/03/20	8
	12/27/19	01/06/20	10

Qatar	05/30/19	06/09/19	10
	06/02/19	06/10/19	8
	06/03/19	06/11/19	8
	08/06/19	08/14/19	8
	08/07/19	08/15/19	8
	08/08/19	08/18/19	10

Russia	04/26/19	05/06/19	10
	04/29/19	05/07/19	8
	04/30/19	05/08/19	8

Saudi Arabia	08/08/19	08/18/19	10
	08/11/19	08/19/19	8

Taiwan	01/29/19	02/11/19	13
	01/30/19	02/12/19	13

Turkey	05/31/19	06/10/19	10
	06/03/19	06/11/19	8

United Arab Emirates	08/07/19	08/15/19	8
	08/08/19	08/18/19	10

Zimbabwe	04/15/19	04/23/19	8
	04/16/19	04/24/19	8
	04/17/19	04/25/19	8
	12/19/19	12/27/19	8
	12/20/19	12/30/19	10

*

These worst-case redemption cycles are based on information regarding regular holidays, which may be out of date. The proclamation of new holidays, the treatment by market participants of certain days as “informal holidays” (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays or changes in local securities delivery practices could affect the information set forth herein at some time in the future. Based on changes in holidays, longer (worse) redemption cycles are possible.